UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PAE Incorporated

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Sean M. Donahue

Goodwin Procter LLP

1900 N Street NW Washington, DC 20036 (202) 346-4207

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

Class A Common Stock, par value $0.0001 per share, of PAE Incorporated

Warrants to purchase shares of Class A Common Stock of PAE Incorporated

(2)

Aggregate number of securities to which transaction applies:

As of December 1, 2021, there were (a) 93,117,234 shares of Class A Common Stock outstanding, (b) 1,330,489 shares of Class A Common Stock underlying restricted stock unit awards (which will vest and convert into the right to receive a cash payment of $10.05 per share of stock at the closing of the transaction (the “PAE RSU Awards”)) outstanding, (c) 811,932 shares of Class A Common Stock underlying outstanding performance stock unit awards (assuming achievement at target performance, which will vest and convert into the right to receive a cash payment of $10.05 per share of stock at the closing of the transaction (the “Target PAE PSU Awards”)) outstanding and (d) 19,999,985 shares of Class A Common Stock underlying exercisable warrants outstanding.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the underlying value of the transaction was calculated based on the sum of: (a) 93,117,234 shares of Class A Common Stock multiplied by $10.05; (b) 1,330,489 PAE RSU Awards multiplied by $10.05, (c) 811,932 Target PAE PSU Awards multiplied by $10.05; (d) 13,333,319 shares of Class A Common Stock underlying exercisable public warrants multiplied by $2.02 (the estimated value of the public warrants, as determined by the warrant agreement); and (e) 6,666,666 shares of Class A Common Stock underlying exercisable private warrants multiplied by $2.26 (the estimated value of the private warrants, as determined by the warrant agreement). The filing fee was determined in accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, by multiplying .0000927 by the proposed maximum aggregate value of the transaction of $999,359,502.29.

	(4)	Proposed maximum aggregate value of transaction: $999,359,502.29

	(5)	Total fee paid: $92,640.63

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED DECEMBER 6, 2021

PAE Incorporated

7799 Leesburg Pike, Suite 300 North

Falls Church, VA 22043

Telephone: (703) 717-6000

[●], 2021

Dear Stockholder,

I am writing to you about a significant opportunity for stockholders of PAE Incorporated to receive a substantial premium for their shares of PAE common stock in connection with the previously announced transaction with Amentum Government Services Holdings LLC.

You are cordially invited to attend a virtual special meeting of stockholders of PAE Incorporated, a Delaware corporation (which we refer to as “PAE”, “the Company”, “we” or “us” and which special meeting of the PAE stockholders we refer to as the “special meeting”), to be held on [●], 2022 at , Eastern time. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio-cast. You will be able to attend and vote during the meeting at [●]. Only holders of record of PAE Class A common stock (“common stock”) at the close of business on [●], 2021, will be entitled to vote at the special meeting or any adjournment or postponement of the special meeting. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.

At the special meeting, you will be asked to consider and vote upon (i) a proposal to approve and adopt the Agreement and Plan of Merger, dated October 25, 2021 (which, as may be amended or modified from time to time, we refer to as the “merger agreement”), among Amentum Government Services Holdings LLC, a Delaware limited liability company (which we refer to as “Parent”), Pinnacle Virginia Merger Sub Inc., a Delaware corporation (which we refer to as “Merger Sub”), which is a wholly owned indirect subsidiary of Parent, and PAE, pursuant to which Merger Sub will be merged with and into PAE, with PAE continuing as the surviving corporation in the merger and a wholly owned indirect subsidiary of Parent (which we refer to as the “merger”), (ii) a non-binding, advisory proposal to approve specified compensation that will or may become payable to PAE’s named executive officers in connection with the merger, and (iii) a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement. Parent and Merger Sub are each affiliated with American Securities LLC and Goldberg Lindsay & Co. LLC, each of which is a U.S.-based private equity fund manager.

If the merger is completed, you will be entitled to receive $10.05 in cash, without interest and less applicable withholding taxes (which we refer to as the “merger consideration”), for each share of PAE common stock you own (unless you have properly exercised your appraisal rights with respect to such common stock), and you will have no ongoing ownership interest in the continuing business of PAE. The merger consideration represents a premium of approximately 70% over the closing price of PAE’s common stock on October 22, 2021, the last trading day prior to the public announcement of the execution of the merger agreement, and a premium of approximately 68% and 47% over the volume-weighted average closing price of a share of our common stock during the thirty trading days and sixty trading days, respectively, ended October 22, 2021.

The board of directors of PAE (which we refer to as the “Board”) reviewed and considered the terms and conditions of the merger agreement and has duly and unanimously approved the merger agreement and the transactions contemplated thereby. The Board has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of PAE and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) directed that the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger, be submitted to a vote at a special meeting of PAE stockholders and (iv) resolved to recommend that the stockholders vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger. The Board also unanimously recommends that the stockholders vote “FOR” the non-binding, advisory proposal to approve specified compensation that will or may become payable to PAE’s named executive officers in connection with the merger; and “FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement.

PE Shay Holdings, LLC, a Delaware limited liability company (“PE Shay”), which is PAE’s largest stockholder, has committed to, among other things, vote all shares of capital stock of PAE that it beneficially owns in favor of approving and adopting the merger agreement and the transactions contemplated thereby, including the merger.

The accompanying proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of the Board in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety.

Whether or not you plan to attend the special meeting virtually, please complete, sign, date and return, as promptly as possible, the enclosed proxy card or voting instruction form in the accompanying prepaid envelope or grant your proxy electronically over the Internet or by telephone. If you hold your shares in street name, you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you will receive from your broker, bank or other nominee. Your broker, bank or other nominee cannot vote on any of the proposals at the virtual special meeting, including the proposal to approve and adopt the merger agreement, without your instructions.

Your vote is very important. The merger cannot be completed unless the proposal to approve and adopt the merger agreement is approved by the affirmative vote of holders of a majority of the issued and outstanding shares of our common stock entitled to vote thereon. Therefore, if you do not submit a valid proxy card, voting instruction form or virtually attend the special meeting to vote your shares of common stock by virtual ballot, if you abstain from voting or if you hold your shares in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the proposal to approve and adopt the merger agreement, it will have the same effect as a vote “AGAINST” the proposal to approve and adopt the merger agreement. Therefore, please submit your proxy card or voting instruction form as soon as possible to ensure your shares are represented and voted at the special meeting.

The accompanying proxy statement is dated [●], 2021 and, together with the enclosed form of proxy card, is first being mailed to the PAE stockholders on or about [●], 2021.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Okapi Partners LLC

Banks and Brokers Call: (212) 297-0720

All Others Call Toll-free: (877) 279-2311

Email: info@okapipartners.com

On behalf of the entire board of directors of PAE, thank you for your continued support.

Sincerely,

Marshall A. Heinberg
Chairman of the Board of Directors

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED DECEMBER 6, 2021

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [●], 2022

To PAE Stockholders:

Notice is hereby given that a virtual special meeting of stockholders of PAE Incorporated, a Delaware corporation (which we refer to as “PAE”, “we” or “us” and which special meeting of the stockholders of PAE Incorporated we refer to as the “special meeting”), will be held on [●], 2022 at [●], Eastern time and conducted via live audio-cast at [●], for the following purposes:

1.

To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated October 25, 2021 (which, as may be amended or modified from time to time, we refer to as the “merger agreement”), among Amentum Government Services Holdings LLC, a Delaware limited liability company (which we refer to as “Parent”), Pinnacle Virginia Merger Sub Inc., a Delaware corporation (which we refer to as “Merger Sub”), which is a wholly owned indirect subsidiary of Parent, and PAE, pursuant to which Merger Sub will be merged with and into PAE, with PAE continuing as the surviving corporation in the merger and a wholly owned indirect subsidiary of Parent (which we refer to as the “merger” and such proposal, the “merger proposal”).

2.

To consider and vote on a non-binding, advisory proposal to approve specified compensation that will or may become payable to PAE’s named executive officers in connection with the merger (which we refer to as the “merger-related executive compensation proposal”).

3.

To consider and vote on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement (which we refer to as the “adjournment proposal”).

The accompanying proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement, and a summary of these provisions can be found under “The Merger Agreement” beginning on page 70 in the attached proxy statement. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety.

Only stockholders of record as of the close of business on [●], 2021 are entitled to receive notice of, and to vote at, the virtual special meeting and any adjournments or postponements thereof. You will be entitled to one vote for each share of our common stock that you held on the record date.

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. The merger cannot be completed unless the merger proposal is approved by the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. Whether or not you plan to attend the special meeting virtually, please complete, sign, date and return, as promptly as possible, the enclosed proxy card or voting instruction form in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. If you hold your shares in street name, you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you will receive from your broker, bank or other nominee. Your broker, bank or other nominee cannot vote on any of the proposals at the special meeting, including the merger proposal, without your instructions.

The board of directors of PAE has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of PAE and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) directed that the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger, be submitted to a vote of PAE stockholders at the special meeting and (iv) resolved to recommend that PAE stockholders vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger. The board of directors of PAE also unanimously recommends that PAE stockholders vote “FOR” the merger-related executive compensation proposal; and “FOR” the adjournment proposal.

No person has been authorized to give any information or to make any representations other than those set forth in the proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information must not be relied upon as having been authorized by PAE or any other person.

IN ADDITION TO DELIVERING THE PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [●], 2022 TO STOCKHOLDERS BY MAIL, THE PROXY STATEMENT FOR THE SPECIAL MEETING IS ALSO AVAILABLE AT [●].

By Order of the Board of Directors,

Paul W. Cobb, Jr.
Executive Vice President, General Counsel and Corporate Secretary

Falls Church, Virginia

Dated: [●], 2021

i

SUMMARY

This summary, together with the following section of this proxy statement titled “Questions and Answers About the Special Meeting and The Merger,” highlights selected information in this proxy statement and does not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes, and the documents referred to or incorporated by reference in this proxy statement for a more complete understanding of the matters being considered at the special meeting. Each item in this summary includes a page reference directing you to a more complete description of that topic. This proxy statement is dated [●], 2021, and is first being mailed to PAE stockholders of record on or about [●], 2021.

In this proxy statement, the terms “PAE,” the “Company,” “we,” “us” and “our” refer to PAE Incorporated and, where appropriate, its subsidiaries. We refer to Amentum Government Services Holdings LLC as “Parent” and Pinnacle Virginia Merger Sub Inc. as “Merger Sub.” All references to the “merger” refer to the merger of Merger Sub with and into PAE, with PAE continuing as the surviving corporation and becoming a wholly owned indirect subsidiary of Parent pursuant to the merger agreement, and all references to the “merger agreement” refer to the Agreement and Plan of Merger, dated October 25, 2021, as it may be amended or modified from time to time, by and among PAE, Parent and Merger Sub, a copy of which is included as Annex A to this proxy statement. PAE, following the consummation of the merger, is sometimes referred to as the “surviving corporation.”

Parties to the Merger (Page 22)

PAE Incorporated, a Delaware corporation, is a leading, highly diversified, global company that provides a broad range of operational solutions and outsourced services to meet the needs of the U.S. Government, other allied governments, international organizations and companies. PAE has service offerings to meet customer requirements in numerous areas, including counter-threat advisory services, training, business process outsourcing, intelligence mission support, intelligence analytics, physical electronic security, test and training range operations, aircraft maintenance, vehicle maintenance, humanitarian and stability operations, base operations, lifecycle logistics operations and space development operations. PAE, formerly known as Gores Holdings III, Inc. (“Gores III”), was originally incorporated on October 23, 2017 as a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses. On September 11, 2018, Gores III consummated its initial public offering. On February 10, 2020, Gores III completed a business combination in which Shay Holding Corporation (“Shay”) and its subsidiaries were acquired by Gores III. The business combination was completed in a multi-step process pursuant to which Shay ultimately merged with and into a wholly owned subsidiary of Gores III, with the Gores III subsidiary continuing as the surviving company following the merger. In connection with the closing of the business combination with Shay, the registrant changed its name from “Gores Holdings III, Inc.” to “PAE Incorporated.” PAE’s principal executive offices are located at 7799 Leesburg Pike, Suite 300 North, Falls Church, Virginia 22043.

PAE’s Class A common stock, par value $0.0001 per share (which we refer to as our “common stock”), is listed on the Nasdaq Stock Market (which we refer to as “Nasdaq”) under the symbol “PAE.” Additional information about PAE can be found at www.PAE.com. The information provided on or accessible through PAE’s website is not part of or incorporated by reference in this proxy statement.

Amentum Government Services Holdings LLC, a Delaware limited liability company, is in the business of providing global technical and engineering services supporting programs across defense, security, intelligence, energy, and environment. Parent’s principal executive offices are located at 20501 Seneca Meadows Parkway, Suite #300, Germantown, Maryland 20876. Its telephone number is (301) 944-3100. Parent is jointly controlled by American Securities LLC and Goldberg Lindsay & Co. LLC, each of which is a U.S.-based private equity fund manager and is not party to the merger agreement.

Pinnacle Virginia Merger Sub Inc., a Delaware corporation, is a wholly owned indirect subsidiary of Parent and was incorporated for the sole purpose of consummating the transactions contemplated by the merger agreement. Prior to the effective time of the merger, Merger Sub will have engaged in no other business activities and will have incurred no liabilities or obligations other than those contemplated by or related to the merger agreement. Merger Sub’s executive offices are located at 20501 Seneca Meadows Parkway, Suite #300, Germantown, Maryland 20876.

The Special Meeting (Page 23)

Time and Place of the Special Meeting (Page 23)

This proxy statement is being furnished to PAE stockholders of record as part of the solicitation of proxies by the board of directors of PAE (which we refer to as the “Board”) for use at the virtual special meeting to be held on [●], 2022 at [●], Eastern time, and conducted via live audio-cast at [●], or at any adjournment or postponement thereof.

The Purpose of the Special Meeting (Page 23)

At the virtual special meeting, holders of our common stock who are entitled to vote by virtual ballot at such special meeting will be asked to (i) approve the proposal to approve and adopt the merger agreement (which we refer to as the “merger proposal”), (ii) approve a non-binding, advisory proposal to approve specified compensation that will or may become payable to PAE’s named executive officers in connection with the merger (which we refer to as the “merger-related executive compensation proposal”), and (iii) approve a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement (which we refer to as the “adjournment proposal”).

Record Date and Quorum (Page 23)

You are entitled to receive notice of, and to vote at, the special meeting if you held shares of our common stock at the close of business on [●], 2021, which the Board has set as the record date for the special meeting. As of the close of business on the record date, there were [●] shares of our common stock outstanding. The virtual presence at the special meeting of the holders of a majority of the common stock issued and outstanding and entitled to vote thereat, present virtually or represented by proxy, shall constitute a quorum for the transaction of business at the special meeting. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned by the chairman of the special meeting to solicit additional proxies as permitted by our Amended and Restated Bylaws (which we refer to as our “bylaws”). Abstentions will count as present and entitled to vote for purposes of determining the existence of a quorum. If you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares at the virtual special meeting, your shares will not be counted for purposes of determining the existence of a quorum.

Vote Required (Page 24)

Each holder of our common stock is entitled to one vote for each share of our common stock held on the record date.

Approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” the merger proposal. In addition, if you do not submit a valid proxy or attend the special meeting virtually to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal.

Approval of the merger-related executive compensation proposal and the adjournment proposal each require the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote thereon present virtually or represented by proxy at the special meeting at which a quorum is present. Abstentions with respect to each of the merger-related executive compensation proposal and the adjournment proposal will have the same effect as a vote “AGAINST” the proposal. If you do not submit a valid proxy or attend the special meeting virtually to vote your shares of common stock by virtual ballot or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger-related executive compensation proposal or the adjournment proposal, your shares will not be voted at the special meeting on such matter, as applicable, and will not be counted in determining the outcome of the merger-related executive compensation proposal or the adjournment proposal, as applicable.

As of the record date, the directors and executive officers of PAE beneficially owned and were entitled to vote, in the aggregate, [●]% of PAE’s outstanding shares of common stock (not including any shares of common stock deliverable upon exercise or conversion of or underlying unvested PAE RSU Awards, unvested Target PAE PSU Awards or any warrants exercisable for shares of PAE common stock). In addition, as of the record date, PE Shay beneficially owned and was entitled to vote approximately 22.5% of PAE’s outstanding shares of common stock. Concurrently with the entry into the merger agreement, PE Shay entered into a Voting Agreement (the “Voting Agreement”) with PAE and Parent. Pursuant to the Voting Agreement, PE Shay has agreed to, among other things, vote all shares of capital stock of PAE that PE Shay beneficially owns in favor of approving and adopting the merger agreement and the transactions contemplated thereby, including the merger.

How to Vote Your Shares (Page 3)

If you are a stockholder of record, you may cause your shares to be voted by using one of the following methods:

•	virtually at the special meeting;

•	via the Internet, at the Internet address provided on the proxy card;

•	by telephone, by using the toll-free number listed on the proxy card; or

•	by mail, by completing, signing and dating the enclosed proxy card and returning it in the accompanying prepaid envelope.

If you hold your shares in street name, you will receive instructions from the broker, bank or other nominee that holds your shares as to how to vote your shares at the virtual special meeting. If you hold your shares in street name, you may not vote your shares virtually at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the virtual special meeting.

The Merger (Page 29)

Certain Effects of the Merger (Page 3)

Subject to the terms and conditions set forth in the merger agreement, upon the consummation of the merger, Merger Sub will be merged with and into PAE, at which time the separate corporate existence of Merger Sub will cease. PAE will be the surviving corporation and a wholly owned indirect subsidiary of Parent with all its rights, powers, privileges and franchises continuing unaffected by the merger, and all obligations, liabilities, restrictions and disabilities of PAE and Merger Sub shall become the debts, liabilities and duties of the surviving corporation.

If the merger is completed, our common stock will be delisted from Nasdaq and deregistered under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), and neither we nor the surviving corporation will file periodic reports with the Securities and Exchange Commission (which we refer to as the “SEC”) on account of our common stock or otherwise.

If the merger is not completed, PAE will remain a stand-alone independent publicly traded company, our common stock will continue to be listed and traded on Nasdaq, and PAE stockholders will remain PAE stockholders. If the merger agreement is terminated in certain circumstances, PAE may be required to pay Parent a termination fee and reimburse certain expenses, as described in the sections of this proxy statement titled “The Merger Agreement—Termination Fees” and “The Merger Agreement—Expenses” beginning on pages 89 and 90, respectively.

Merger Consideration (Page 30)

In the merger, each share of our common stock that is issued and outstanding as of immediately prior to the effective time of the merger will automatically be converted into the right to receive an amount in cash equal to $10.05, without interest and less any applicable withholding taxes (which we refer to as the “merger consideration”), other than shares of our common stock (i) held by Parent, PAE or Merger Sub (including shares held as treasury stock or otherwise) (which we refer to together as “excluded shares”), and (ii) held by PAE stockholders who are entitled to demand and properly demand appraisal of their common stock pursuant to, and in compliance in all respects with, Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) (which we refer to as “dissenting shares”). Dissenting shares will not be converted into a right to receive the merger consideration but instead shall entitle the holder thereof to receive payment of the fair value of such shares as determined by the Delaware Court of Chancery in accordance with Section 262 of the DGCL.

Anticipated Date of Completion of the Merger (Page 27)

We are working towards completing the merger as soon as possible. Assuming timely receipt of required regulatory approvals and satisfaction of other closing conditions, including the approval by PAE stockholders of the merger proposal, we anticipate that the merger will be completed in the first quarter of 2022. If PAE stockholders vote to approve the merger proposal, the merger will become effective as promptly as practicable following the satisfaction or waiver of the remaining conditions to the merger, subject to the terms of the merger agreement. See the section of this proxy statement titled “The Merger—Closing and Effective Time of the Merger” beginning on page 29.

Reasons for the Merger; Recommendation of the Board (Page 41)

After consideration of various factors as described in the sections of this proxy statement titled “The Merger—Reasons for the Merger; Recommendation of the Board” beginning on page 41 and “The Merger—Background of the Merger” beginning on page 30, the Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of PAE and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) directed that the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger, be submitted to a vote of PAE stockholders at a special meeting, and (iv) resolved to recommend that the PAE stockholders approve and adopt the merger agreement and the transactions contemplated thereby, including the merger (which we refer to as the “Board recommendation”), all upon the terms and subject to the conditions set forth in the merger agreement. The Board consulted with PAE’s outside financial and legal advisors and senior management and considered a number of factors that the Board believes support its decision.

In considering the recommendation of the Board with respect to the merger proposal, you should be aware that our directors and executive officers may have interests in the merger that may be different from, or in addition to, yours. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement, and in recommending that the merger agreement be adopted by the PAE stockholders. See “The Merger—Interests of Certain Persons in the Merger” beginning on page 63.

Concurrently with the entry into the merger agreement, PAE, PAE Pinnacle Holdings, LLC, a Delaware limited liability company, and Platinum Equity Advisors, LLC, a Delaware limited liability company (in its capacity as the stockholder representative under that certain Agreement and Plan of Merger, dated as of November 1, 2019, by and among Gores III, EAP Merger Sub II, LLC, a Delaware limited liability company, Shay and Platinum Equity Advisors, LLC (as the stockholder representative thereunder) (the “2019 Merger Agreement”)), entered into an Amendment Agreement pursuant to which the parties thereto agreed, among other things, to terminate any obligation of PAE pursuant to the terms of the 2019 Merger Agreement to issue, and any right of certain current and former PAE stockholders to receive, Earn Out Shares (as defined in the 2019 Merger Agreement), shares, including in connection with the merger (the “Amendment Agreement”).

The Board has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of PAE and its stockholders and recommends that you vote “FOR” approval of the merger proposal, “FOR” approval of the merger-related executive compensation proposal, and “FOR” the adjournment proposal.

Opinions of Financial Advisors (Page 5)

Fairness Opinion of Morgan Stanley & Co. LLC (Page 47)

At the meeting of the Board on October 24, 2021, Morgan Stanley & Co. LLC (“Morgan Stanley”) rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion dated as of October 24, 2021, to the Board to the effect that, as of the date of such opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the merger consideration was fair from a financial point of view to PAE stockholders.

The full text of the written opinion of Morgan Stanley, dated as of October 24, 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its fairness opinion, is attached to this proxy statement as Annex B and is incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addressed only the fairness from a financial point of view of the merger consideration as of the date of the opinion and did not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Such opinion was not intended to, and does not, constitute advice or a recommendation as to how the PAE stockholders should vote at any stockholders’ meeting that may be held in connection with the merger or whether the stockholders should take any other action in connection with the merger. The summary of the opinion of Morgan Stanley provided herein is qualified in its entirety by reference to the full text of the opinion.

Fairness Opinion of Raymond James & Associates, Inc. (Page 6)

At the meeting of the Board on October 24, 2021, Raymond James & Associates, Inc. (“Raymond James”) rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion dated as of October 24, 2021, to the Board to the effect that, as of the date of such opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Raymond James as set forth in its written opinion, the merger consideration to be received by the PAE common stockholders (other than holders of excluded shares and dissenting shares) was fair from a financial point of view to PAE common stockholders.

The full text of the written opinion of Raymond James, dated as of October 24, 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Raymond James in rendering its fairness opinion, is attached to this proxy statement as Annex C and is incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Raymond James in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Raymond James’ opinion carefully and in its entirety. Raymond James’ opinion was directed to the Board, in its capacity as such, and addressed only the fairness from a financial point of view of the merger consideration to be received by the PAE common stockholders (other than holders of excluded shares and dissenting shares) as of the date of the opinion and did not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Such opinion was not intended to, and does not, constitute advice or a recommendation as to how the PAE stockholders should vote at any stockholders’ meeting that may be held in connection with the merger or whether the stockholders should take any other action in connection with the merger. The summary of the opinion of Raymond James provided herein is qualified in its entirety by reference to the full text of the opinion.

Financing of the Merger (Page 66)

The obligation of Parent and Merger Sub to consummate the merger is not subject to any financing condition. Parent expects to finance the merger consideration with a combination of (i) cash on hand, (ii) debt financing to be provided by certain financial institutions as incremental facilities pursuant to an amendment to its existing credit agreement (further described in the section of this proxy statement titled “The Merger—Financing the Merger” beginning on page 66) and (iii) equity financing to be provided by the funds (as defined, and as further described, in the section of this proxy statement titled “The Merger—Financing the Merger” beginning on page 66).

Interests of Certain Persons in the Merger (Page 63)

In considering the recommendation of the Board that you vote to approve and adopt the merger agreement, you should be aware that PAE’s directors and executive officers may have interests in the merger that may be different from, or in addition to, those of PAE stockholders generally. Members of the Board were aware of and considered these interests at the time, among other matters, in evaluating and negotiating the merger agreement and the merger, approving the merger agreement and the merger, and in recommending to PAE stockholders that the merger agreement be adopted. For more information, see the sections of this proxy statement titled “The Merger—Background of the Merger” beginning on page 30 and “The Merger—Reasons for the Merger; Recommendation of the Board” beginning on page 41. These interests are described in more detail below, and certain of them are quantified in the narrative and in the section of this proxy statement titled “Non-Binding, Advisory Vote on Merger-Related Compensation for PAE’s Named Executive Officers—Golden Parachute Compensation” beginning on page 94.

Material U.S. Federal Income Tax Consequences of the Merger (Page 67)

The exchange of shares of our common stock for cash pursuant to the merger generally will be a taxable transaction to U.S. holders (as defined in the section of this proxy statement titled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” on page 67) for U.S. federal income tax purposes. Stockholders who are U.S. holders will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to their shares of our common stock pursuant to the merger and their adjusted tax basis in such shares. You should read “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 67 for a more detailed discussion of the U.S. federal income tax consequences of the merger. You should also consult your tax advisor for a complete analysis of the effect of the merger on your federal, state and local and/or foreign taxes.

Regulatory Approvals (Page 69)

As noted below under the section of this proxy statement titled “The Merger Agreement—Conditions to the Merger” beginning on page 86, the merger cannot be completed until the applicable waiting period or periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the “HSR Act”), have expired or been terminated. The Parent and PAE have agreed to use their respective reasonable best efforts to cause the expiration or termination of, or obtain necessary approvals under, certain regulations, including under the HSR Act, in each case subject to certain exceptions as specified in the merger agreement. In addition, all other approvals, clearances, and expiration of applicable waiting periods under any applicable “antitrust law” or any applicable “national security law” required for the consummation of the merger or any of the transactions contemplated by the merger agreement shall have been obtained or occurred, as the case may be (as further described in the section of this proxy statement titled “The Merger Agreement—Conditions to the Merger” beginning on page 86).

The Merger Agreement (Page 70)

Treatment of Common Stock, Stock-Based Awards and Performance Awards (Page 71)

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Common Stock. Each share of our common stock outstanding immediately prior to the effective time of the merger (other than excluded shares and dissenting shares) will be converted into the right to receive the merger consideration from Parent, without interest and less any applicable withholding taxes.

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Restricted Stock Unit Awards. At or immediately prior to the effective time of the merger, each PAE restricted stock unit (which we refer to as a “RSU”) which vests solely upon continued employment or service that is outstanding under PAE’s 2020 Equity Incentive Plan (which we refer to as the “PAE Stock Plan”) or otherwise (which we refer to as a “PAE RSU Award”), whether vested or unvested, will be cancelled and converted into the right to receive (without interest and less applicable withholding taxes) an amount in cash equal to (i) the number of shares of our common stock underlying such PAE RSU Award multiplied by (ii) the merger consideration.

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Performance-Based Restricted Stock Unit Awards. At or immediately prior to the effective time of the merger, each RSU with respect to which vesting is contingent upon the attainment of a performance goal or goals that is outstanding under the PAE Stock Plan or otherwise (which we refer to as a “PAE PSU Award”), to the extent unvested, will vest at the greater of target or actual performance through the closing of the merger (as determined by our Board (or a committee thereof) in good faith in accordance with the terms of the applicable PAE PSU Award and after reasonable consultation with Parent) and, to the extent vested, will be cancelled and converted into the right to receive (without interest and less applicable withholding taxes) an amount in cash equal to (i) the number of shares of our common stock underlying such vested PAE PSU Award multiplied by (ii) the merger consideration.

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Warrants. At or immediately prior to the effective time of the merger, each warrant to purchase shares of PAE (which we refer to as a “PAE warrant”) that is issued and outstanding immediately prior to the effective time of the merger, and all rights in respect of such PAE warrant, shall become a warrant of the surviving corporation pursuant to the terms of PAE warrants. The exercise price of PAE warrants will be adjusted unless the PAE warrants are previously called for redemption, in each case in accordance with the terms of the warrant agreement governing PAE warrants dated September 6, 2018 (the “Warrant Agreement”). As a result of such adjustment, holders of PAE warrants will be entitled to receive notice of, among other things, the effective date of the merger and the adjusted warrant price as determined in accordance with the Warrant Agreement.

Solicitation of Company Acquisition Proposals; Board Recommendation Changes (Page 77)

The merger agreement provides that during the “go-shop” period commencing on the date of the merger agreement until 12:01 a.m., New York City time, on November 29, 2021 (which we refer to as the “no-shop period start date”), PAE and its subsidiaries and their respective officers, directors, employees, investment bankers, attorneys, accountants, consultants and other agents, advisors and representatives or other representatives retained by any of them (collectively, which we refer to as “representatives”) had the right to, subject to certain conditions:

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solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, could constitute or could reasonably be expected to lead to, a company acquisition proposal (which term is defined in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77);

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subject to the ACA condition (as defined in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77), furnish to any person and its prospective debt and equity financing sources and its and their respective representatives any information (including non-public information and data) relating to PAE or its subsidiaries or afford access to the business, properties, assets, books, records or other information (including non-public information and data), or to any personnel, of PAE or its subsidiaries, with the intent to induce, encourage, facilitate and assist a company acquisition proposal or any inquiries or the making of any proposal or inquiry that could constitute or could reasonably be expected to lead to a company acquisition proposal;

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subject to the ACA condition, continue, enter into, maintain, participate or engage in discussions or negotiations with any third party and its prospective debt and equity financing sources and its and their respective representatives with respect to a company acquisition proposal; and

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cooperate with or assist or participate in or facilitate in any way any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any proposal or inquiry that could reasonably be expected to lead to a company acquisition proposal, including PAE granting a waiver under any “standstill provision” or similar obligation of any third party for certain purposes.

From and after the “go-shop” period, PAE is subject to customary “no-shop” restrictions that generally restrict PAE’s ability to solicit company acquisition proposals from third parties and to provide information to, and engage in discussions or negotiations with, third parties regarding company acquisition proposals. PAE would have been permitted to continue to engage in the aforementioned activities with certain third parties if such third parties had contacted PAE and made company acquisition proposals during the “go-shop” period that the Board had determined either constituted or would reasonably have been expected to result in a company superior proposal (which term is defined in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77).

However, as described in further detail in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77, no such company acquisition proposals were received during the “go-shop” period, so there are no such third parties with whom PAE is permitted to engage on such basis. In addition, prior to the adoption of the merger agreement by PAE stockholders at the special meeting, PAE may, subject to compliance with certain obligations contained in the merger agreement, engage in negotiations with, and provide information to, third parties that have made a company acquisition proposal not solicited in violation of the terms of the merger agreement that the Board has determined either constitutes or would reasonably be expected to result in a company superior proposal. The termination of the merger agreement during or after the “go-shop” period is subject to the payment by PAE of certain termination fees and related expense reimbursement, in each case as described below under the sections of this proxy statement titled “The Merger Agreement—Termination Fees” and “The Merger Agreement—Expenses” beginning on pages 89 and 90, respectively. For more information, please see the sections of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77, “The Merger Agreement—Termination Fees” beginning on page 89 and “The Merger Agreement—Expenses” beginning on page 90.

Conditions to the Merger (Page 86)

The respective obligations of PAE, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain customary conditions, including the adoption of the merger agreement by PAE stockholders, receipt of certain regulatory approvals, the absence of any legal prohibitions to the consummation of the merger, the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the merger agreement. The consummation of the merger is not conditioned upon Parent’s receipt of financing.

Before the consummation of the merger, each of PAE, Parent and Merger Sub may waive any of the conditions to its obligation to consummate the merger even though one or more of the conditions to the consummation of the merger has not been met, except where waiver is not permissible under applicable law. For more information, please see the section of this proxy statement titled “The Merger Agreement—Conditions to the Merger” beginning on page 86.

Termination of the Merger Agreement and Termination Fees (Page 9)

Parent and PAE have certain rights to terminate the merger agreement under customary circumstances, including by mutual agreement, the imposition of laws or non-appealable court orders that make the merger illegal or otherwise prohibit the merger, an uncured breach of the merger agreement by the other party, if the merger has not been consummated by 11:59 p.m., Eastern time, on April 25, 2022, or if PAE stockholders fail to approve the merger proposal at the special meeting. Parent may also terminate the merger agreement under certain circumstances, including if the Board effects a company adverse recommendation change (as defined herein). PAE may also terminate the merger agreement under certain circumstances, including to enter into a definitive agreement to consummate the transactions contemplated by a company superior proposal. For more information, see the sections of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” and “The Merger Agreement—Termination” beginning on pages 77 and 88, respectively.

The merger agreement provides that, in connection with certain termination events, PAE or the Parent may be required to pay a termination fee. In the event the merger agreement is terminated by PAE or the Parent in certain circumstances, including by PAE in order to enter into a definitive agreement with respect to a company superior proposal or in certain events where a company acquisition proposal is consummated following the termination of the merger agreement, in each case in accordance with the terms of the merger agreement, then PAE shall be required to pay a termination fee of $30,000,000 to the Parent. However, if such termination by

PAE to enter into certain company superior proposals had occurred during the “go-shop” period, such termination fee would have been reduced to $15,000,000. In the event that PAE terminates the merger agreement in connection with Parent’s breach of the merger agreement or failure to consummate the closing under certain circumstances, Parent will be required to pay a reverse termination fee of $80,000,000 to PAE. The termination rights of the parties to the merger agreement are subject to certain notice, cure and other rights. Moreover, the merger agreement provides for the reimbursement of certain expenses PAE or Parent incur, and potential collection cost reimbursement up to a cap, in each case in the event the applicable termination fees become payable. For more information, please see the sections of this proxy statement titled “The Merger Agreement—Termination” beginning on page 87, “The Merger Agreement—Termination Fees” beginning on page 89 and “The Merger Agreement—Expenses” beginning on page 90, respectively.

Subject to certain limited rights to seek specific performance, the respective rights to receive the applicable termination fee are the sole and exclusive remedy of PAE, the Parent and the Merger Sub and certain of their related parties.

Market Price of Common Stock (Page 97)

PAE’s common stock is listed on Nasdaq under the symbol “PAE.” The closing price of our common stock on Nasdaq on October 22, 2021, the last trading day prior to the public announcement of the execution of the merger agreement, was $5.90 per share. On [●], 2021, the most recent practicable date before this proxy statement was mailed to PAE stockholders, the closing price for our common stock on Nasdaq was $[●] per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock.

Appraisal Rights (Page 101)

If the merger is completed, PAE stockholders will be entitled to appraisal rights under Section 262 of the DGCL. This means that you are entitled to have the fair value of your shares of our common stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration if you follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.

To exercise your appraisal rights, you must submit a written demand for appraisal to PAE before the vote is taken on the merger proposal and you must not vote (either virtually or by proxy) in favor of the merger proposal. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you may waive, lose or withdraw your appraisal rights. See the section of this proxy statement titled “Appraisal Rights” beginning on page 101 and the text of the DGCL appraisal rights statute reproduced in its entirety as Annex D to this proxy statement. If you hold your shares of our common stock through a broker, bank or other nominee and you wish to exercise your appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your broker, bank or other nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal should consult their legal and financial advisors promptly.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a PAE stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 107 or “Incorporation of Certain Information By Reference” beginning on page 107.

Q.	Why am I receiving this proxy statement?

A.

You are receiving these proxy materials because you own shares of PAE common stock. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of common stock with respect to such matters. On October 25, 2021, PAE entered into the merger agreement providing for the merger of Merger Sub with and into PAE, with PAE continuing as the surviving corporation in the merger and a wholly owned indirect subsidiary of Parent. Parent is jointly controlled by American Securities LLC and Goldberg Lindsay & Co. LLC, each of which is a U.S.-based private equity fund manager and is not party to the merger agreement. You are receiving this proxy statement in connection with the solicitation of proxies in favor of the approval of the merger proposal and the other proposals to be voted on at the virtual special meeting.

Q.	What is the merger and what effects will it have on PAE?

A.

The merger is the acquisition of PAE by Parent pursuant to the merger agreement. If the merger proposal is approved by PAE stockholders and the other closing conditions under the merger agreement have been satisfied or waived to the extent contemplated by the merger agreement, Merger Sub will merge with and into PAE, with PAE continuing as the surviving corporation and becoming a wholly owned indirect subsidiary of Parent. We refer to this transaction as the merger. As a result of the merger, PAE will no longer be a publicly held corporation, and you, as a holder of our common stock, will no longer be a PAE stockholder and will no longer have any interest in our future earnings or growth. In addition, following the merger, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and neither we nor the surviving corporation will file periodic reports with the SEC on account of our common stock or otherwise.

Q.	What will I receive if the merger is completed?

A.

Upon completion of the merger, you will be entitled to receive the merger consideration of $10.05 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own, unless you have properly exercised your appraisal rights under the DGCL and do not thereafter withdraw, lose or waive your appraisal rights with respect to such shares. For example, if you own 100 shares of our common stock, you will receive $1,005.00 in cash in exchange for your shares of our common stock, less any applicable withholding taxes. You will not own any shares of the capital stock in the surviving corporation. Please do NOT return any stock certificates you hold with your proxy.

Q.	When and where is the special meeting?

A.

The special meeting of PAE stockholders will be held virtually on [●], 2022 at [●], Eastern time. You will be able to attend and virtually vote during the meeting at [●]. You will not be able to attend the special meeting physically in person.

Q.	What am I being asked to vote on at the special meeting?

A.

At the special meeting, holders of our common stock will be asked to consider and vote on the following three proposals: the merger proposal; the merger-related executive compensation proposal; and the adjournment proposal.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote your shares of our common stock:

•	“FOR” the merger proposal;

•	“FOR” the merger-related executive compensation proposal; and

•	“FOR” the adjournment proposal.

For a discussion of the factors that the Board considered in determining to approve the execution and delivery of the merger agreement by PAE and to recommend to PAE stockholders the adoption of the merger agreement, please see the section of this proxy statement titled “The Merger—Reasons for the Merger; Recommendation of the Board” beginning on page 41. In considering the recommendation of the Board that you vote to approve and adopt the merger agreement, you should be aware that PAE’s directors and executive officers may have interests in the merger that may be different from, or in addition to, those of PAE stockholders generally. For a discussion of these interests, please see the section of this proxy statement titled “The Merger—Interests of Certain Persons in the Merger” beginning on page 63.

Q.	Who is entitled to attend and vote at the special meeting?

A.

All holders of shares of PAE common stock as of the close of business on [●], 2021, the record date, are entitled to vote at the special meeting or any adjournment of the special meeting. Each holder of our common stock is entitled to one vote for each share of our common stock held on the record date. As of the close of business on the record date, there were [●] shares of our common stock outstanding. PAE has only one class of shares of common stock, Class A common stock, outstanding.

Q.	What is the difference between holding shares as a stockholder of record and in street name as a beneficial owner?

A.

PAE stockholders may hold their shares of our common stock through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. Summarized below are some of the differences between shares held of record and those owned beneficially in street name.

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Stockholder of Record. If your shares are registered directly in your name with PAE’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record and this proxy statement was sent directly to you by PAE. As the stockholder of record, you have the right to vote your shares by virtual ballot at the special meeting by entering the control number on your proxy card at the special meeting or to grant your proxy directly to certain officers of PAE to vote your shares at the special meeting.

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Beneficial Owner. If your shares are held through a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement was forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares on your behalf at the special meeting, or you may contact your broker, bank or other nominee to obtain a “legal proxy” giving you the right to vote virtually at the special meeting.

Q.	What must I do if I want to attend the special meeting?

A.	All holders of shares of PAE common stock as of the close of business on the record date, including stockholders of record and stockholders who hold our common stock through a broker, bank or other nominee, are invited to attend the special meeting virtually and vote their shares by virtual ballot at the special meeting.

You will be able to participate in the virtual special meeting and vote online by visiting [●].

To register for the virtual special meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

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If your shares are registered in your name with our transfer agent and you wish to participate in the online-only virtual special meeting, go to [●], enter the control number you received on your proxy card and click on “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required to attend.

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Beneficial owners who wish to participate in the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners who timely email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial owner will receive an email prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact our transfer agent at least five business days prior to the meeting date.

Q.	How do I access the virtual meeting website?

A.

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or email address below. Beneficial owners who hold shares through a bank, broker or other nominee will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Contact Continental Stock Transfer & Trust Company at 917-262-2373, or at proxy@continentalstock.com.

Q.	Why a virtual meeting?

A.

We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for PAE stockholders and PAE, and (ii) to promote social distancing pursuant to guidance provided by the Centers for Disease Control and Prevention due to COVID-19. The virtual meeting format allows attendance from any location in the world.

Q.	What if during the check-in time or during the special meeting I have technical difficulties or trouble accessing the virtual meeting website?

A.

We will have technicians ready to assist you with any technical difficulties you may have accessing or participating in the virtual special meeting. If you encounter any difficulties accessing or participating in the virtual special meeting during the check-in or meeting time, please call 917-262-2373.

Q.	What is a quorum?

A.

The virtual presence at the special meeting of the holders of a majority of the common stock issued and outstanding and entitled to vote thereat, present virtually or represented by proxy, shall constitute a quorum for the transaction of business at the special meeting. If you vote in person, by telephone, over the Internet or by returning a properly executed proxy card by mail, your shares will be counted towards the quorum. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned by the chairman of the special meeting to solicit additional proxies as permitted by our bylaws. Abstentions will count as present and entitled to vote for purposes of determining the existence of a quorum. If you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares at the special meeting, your shares will not be counted for purposes of determining the existence of a quorum.

Q.	How do I vote?

A.	Voting Virtually at the Special Meeting

All holders of shares of PAE common stock as of the close of business on the record date, including stockholders of record and stockholders who hold shares of our common stock in street name, may attend the special meeting virtually and vote their shares by virtual ballot by entering the control number on their proxy card at the special meeting. Please note that if you hold your shares in street name, you may not vote your shares virtually at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the special meeting.

Voting by Proxy

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Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock as a record holder, you may cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope. You may also submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.

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Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of common stock in street name, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this proxy statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

Q.	What is the deadline for voting?

A.

If you are a stockholder of record, your proxy must be received by telephone or Internet by 11:59 p.m. Eastern Time on [●], 2022, the day before the special meeting, in order for your shares to be voted at the special meeting. If you are a stockholder of record and you choose to cause your shares to be voted by completing, signing, dating, and returning the enclosed proxy card, your proxy card must be received before the special meeting in order for your shares to be voted at the special meeting.

If you hold your shares in street name, please comply with the deadlines for submitting voting instructions provided by the broker, bank or other nominee that holds your shares.

Q.	How can I change or revoke my vote?

A.	If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

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delivering a later dated proxy card or by submitting another proxy by telephone or the Internet as provided above under “How do I vote?” (your latest telephone or Internet voting instructions will be followed);

•	delivering to the Corporate Secretary of PAE a written notice of revocation a sufficient time prior to the voting of the proxy at the virtual special meeting; or

•	voting by virtual ballot at the special meeting. Virtual attendance at the special meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

PAE Incorporated

Attn: Paul W. Cobb, Jr., Corporate Secretary

7799 Leesburg Pike, Suite 300 North

Falls Church, Virginia 22043

Telephone: (703) 717-6000

Any change to your proxy that is provided by telephone or the Internet must be submitted by 11:59 p.m. Eastern Time on [●], 2022, the day before the special meeting.

If your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Q.	What happens if I do not give specific voting instructions?

A.

If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on one or more proposals, then the named proxy holders will vote your shares in accordance with the recommendation of the Board on such proposal(s) at the special meeting as presented in this proxy statement. See above under “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of common stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of common stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on any routine matter at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. All of the proposals to be voted on at the special meeting are non-routine matters. Accordingly, if you hold your shares in street name through a brokerage account, your broker will not be able to exercise its discretion to vote uninstructed shares on any of the proposals presented at the special meeting.

Q.	What will happen if I abstain from voting or fail to vote on the proposals or fail to instruct my broker, bank or other nominee how to vote on the proposals?

A.

For the merger proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” the merger proposal. In addition, if you do not submit a valid proxy or attend the virtual special meeting to vote your shares of common stock by virtual ballot or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal.

For the merger-related executive compensation proposal and the adjournment proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions with respect to each of the merger-related executive compensation proposal and the adjournment proposal will have the same effect as a vote “AGAINST” the proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock by virtual ballot or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger-related executive compensation proposal or the adjournment proposal, your shares will not be voted at the special meeting on such matter, as applicable, and will not be counted in determining the outcome of the merger-related executive compensation proposal or the adjournment proposal, as applicable.

Q.	Who will count the votes?

A.	The votes will be counted by the inspector of elections appointed for the special meeting.

Q.	What do I do if I receive more than one proxy or set of voting instructions?

A.

If you received more than one proxy card or voting instruction form, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately submit a proxy or voting instruction form to vote the shares shown on each proxy card or voting instruction form that you received in order for all of your shares to be voted at the special meeting.

Q.	What vote is required for PAE stockholders to approve the merger proposal?

A.

Approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” the merger proposal. In addition, if you do not submit a valid proxy or attend the special meeting to vote your shares of common stock virtually or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal.

Q.	What vote of PAE stockholders is required to approve the merger-related executive compensation proposal and what will happen if PAE stockholders do not approve such proposal?

A.

Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the merger-related compensation that will or may be paid or become payable to our named executive officers. Approval of the merger-related executive compensation proposal requires the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote thereon present virtually or represented by proxy at the virtual special meeting at which a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the merger-related executive compensation proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock by virtual ballot or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger-related executive compensation proposal, your shares will not be voted at the virtual special meeting on such matter and will not be counted in determining the outcome of the merger-related executive compensation proposal.

The vote on the merger-related executive compensation proposal is a vote separate and apart from the vote to approve and adopt the merger agreement. Accordingly, a stockholder may vote to approve the merger-related executive compensation proposal and vote not to approve and adopt the merger agreement and vice versa. Because the vote on the merger-related executive compensation proposal is advisory in nature only, it will not be binding on PAE, Parent or Merger Sub. Accordingly, if the merger agreement is approved by PAE stockholders and the merger is completed, the merger-related compensation will or may be paid to PAE’s named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if the stockholders do not approve the merger-related executive compensation proposal.

Q.	What vote of PAE stockholders is required to approve the adjournment proposal?

A.

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote thereon present virtually or represented by proxy at the special meeting at which a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal. In addition, if you do not submit a valid proxy or attend the special meeting to vote your shares of common stock virtually or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the adjournment proposal, your shares will not be voted at the special meeting on such matter and will not be counted in determining the outcome of the adjournment proposal.

Q.	How does the merger consideration compare to the market price of our common stock?

A.

The merger consideration of $10.05 per share (without interest and less applicable withholding taxes) represents a premium of approximately 70% to the closing price of our common stock on Nasdaq on October 22, 2021, the last trading day prior to the public announcement of the execution of the merger agreement and a premium of approximately 68% and 47% over the volume-weighted average closing price of a share of our common stock during the thirty trading days and sixty trading days, respectively, ended October 22, 2021.

Q.	What will holders of PAE equity awards receive in the merger?

A.

At or immediately prior to the effective time of the merger, each PAE RSU Award, whether vested or unvested, will be cancelled and converted into the right to receive (without interest and less applicable withholding taxes) an amount in cash equal to (i) the number of shares of our common stock underlying such PAE RSU Award multiplied by (ii) the merger consideration.

At or immediately prior to the effective time of the merger, each PAE PSU Award, to the extent unvested, will vest at the greater of target or actual performance through the closing (as determined by our Board (or a committee thereof) in good faith in accordance with the terms of the applicable PAE PSU Award after reasonable consultation with Parent) and, to the extent vested, will be cancelled and converted into the right to receive (without interest and less applicable withholding taxes) an amount in cash equal to (i) the number of shares of our common stock underlying such vested PAE PSU Award multiplied by (ii) the merger consideration.

Q.	What will holders of PAE warrants receive in the merger?

A.

At or immediately prior to the effective time of the merger, each outstanding warrant exercisable for shares of common stock immediately prior to the effective time of the merger will automatically become a warrant of the surviving corporation and the exercise price of the warrants will be adjusted unless the warrants are called for redemption, in each case in accordance with the terms of the warrant agreement governing the warrants dated September 6, 2018. As a result of such adjustment (if applicable), holders of warrants will be entitled to receive notice of, among other things, the effective date of the merger and the adjusted warrant price.

Q.	When do you expect the merger to be completed?

A.

We are working towards completing the merger as soon as possible. Assuming timely receipt of required regulatory approvals and satisfaction of other closing conditions, including approval by PAE stockholders of the merger proposal, we anticipate that the merger will be completed in the first quarter of 2022.

Q.	When will stockholders receive the merger consideration?

A.

At or prior to the closing of the merger, Parent will deposit or cause to be deposited with a paying agent designated by Parent and reasonably satisfactory to PAE (which we refer to as the “paying agent”) cash sufficient to pay the aggregate merger consideration payable to the stockholders (other than in respect of excluded shares or dissenting shares).

As soon as reasonably practicable following the effective time (and in any event within three business days following the effective time), the paying agent will send to each holder of record as of immediately prior to the effective time (other than holders of dissenting shares or excluded shares) of (i) certificates representing outstanding shares of our common stock (which we refer to as the “certificates”), and (ii) uncertificated shares of our common stock (which we refer to as “uncertificated shares”) (A) a letter of transmittal specifying that delivery shall be effected and risk of loss and title shall pass only upon delivery of the certificates to the paying agent or delivery of an “agent’s message” regarding the book-entry transfer of the uncertificated shares; and (B) instructions for use in effecting the surrender of the certificates or uncertificated shares in exchange for the merger consideration. The paying agent will pay and deliver to each holder of any uncertificated shares that are held in direct registry form the aggregate merger consideration in respect of such uncertificated shares within three business days following the closing.

Upon receipt by the paying agent of a duly completed and validly executed letter of transmittal, certificates or delivery of an “agent’s message” with respect to uncertificated shares and such other documents as may be reasonably required by the paying agent, the holders of such uncertificated shares and certificates will be entitled to receive an amount in cash equal to the merger consideration multiplied by the aggregate number of shares of our common stock underlying such uncertificated shares and certificates, as applicable.

Q.	What happens if the merger is not completed?

A.

If the merger proposal is not approved by the PAE stockholders or if the merger is not completed for any other reason, the PAE stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead, PAE will remain a stand-alone independent publicly traded company, our common stock will continue to be listed and traded on Nasdaq, and PAE stockholders will remain PAE stockholders.

If the merger agreement is terminated in certain circumstances, PAE may be required to pay Parent a termination fee, as described under “The Merger Agreement—Termination Fees” beginning on page 89. In the event the merger agreement is terminated by PAE in certain circumstances, including in order to enter into a definitive agreement with respect to a company superior proposal (as defined in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” on page 77) or in certain events where a company acquisition proposal (as defined in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” on page 77) is consummated following the termination of the merger agreement, then PAE shall be required to pay Parent $30,000,000 or, if the termination and entry into a definitive agreement had occurred prior to the no-shop period start date (as defined in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” on page 77), $15,000,000. In the event that PAE terminates the merger agreement in certain circumstances, Parent will be required to pay PAE a termination fee of $80,000,000. The termination rights of the parties to the merger agreement are subject to certain notice, cure and other rights. For more information, please see the section of this proxy statement titled “The Merger Agreement—Termination” beginning on page 87.

Q.	What conditions must be satisfied to complete the merger?

A.

The respective obligations of PAE, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain customary conditions, including the adoption of the merger agreement by PAE stockholders, receipt of certain regulatory approvals, the absence of any legal prohibitions to the consummation of the merger, the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the merger agreement. For more information, please see the section of this proxy statement titled “The Merger Agreement—Conditions to the Merger” beginning on page 86.

Q.	Is the merger consideration expected to be taxable to me?

A.

Yes. The exchange of shares of our common stock for the merger consideration of $10.05 per share in cash (without interest and less applicable withholding taxes) pursuant to the merger generally will be a taxable transaction to U.S. holders (as defined in the section of this proxy statement titled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” on page 67) for U.S. federal income tax purposes. If you are a U.S. holder and you exchange your shares of our common stock in the merger for cash, you generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and your adjusted tax basis in such shares. We encourage you to read “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 67 for a more detailed discussion of the U.S. federal income tax consequences of the merger. You are also encouraged to consult your tax advisor for a complete analysis of the effect of the merger on your federal, state and local and/or foreign taxes.

Q.	Do any of PAE’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A.

In considering the recommendation of the Board with respect to the merger proposal, you should be aware that our directors and executive officers may have interests in the merger that may be different from, or in addition to, the interests of PAE stockholders generally. The Board was aware of and considered these interests, at the time, among other matters, in evaluating and negotiating the merger agreement and the merger, approving the merger agreement and the merger, and in recommending that the merger agreement be adopted by the PAE stockholders. See the sections of this proxy statement titled “The Merger—Interests of Certain Persons in the Merger” beginning on page 63 and “Non-Binding, Advisory Vote on Merger-Related Compensation for PAE’s Named Executive Officers” beginning on page 92.

Q.	What happens if I sell my shares of common stock before the special meeting?

A.

The record date for stockholders entitled to vote at the special meeting is earlier than both the date of the special meeting and the consummation of the merger. If you transfer your shares of our common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares, you will retain your right to vote such shares at the special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares.

Q.	What happens if I sell my shares of common stock after the special meeting but before the effective time of the merger?

A.

If you transfer your shares after the special meeting but before the effective time of the merger, you will have transferred the right to receive the merger consideration to the person to whom you transfer your shares. In order to receive the merger consideration, you must hold your shares of our common stock through the completion of the merger.

Q.	Should I send in my stock certificates now?

A.

No. If you hold certificated shares of our common stock and the merger proposal is approved and the merger is consummated, you will be sent a letter of transmittal promptly, and in any event within three business days after the closing date of the merger, describing how you may exchange your certificates that formerly represented shares of our common stock for the merger consideration. If your shares of our common stock are held in “street name” through a broker, bank or other nominee, you should contact your broker, bank or other nominee for instructions as to how to effect the surrender of your “street name” shares of our common stock in exchange for the merger consideration. See the section of this proxy statement titled “The Merger Agreement—Exchange and Payment Procedures” beginning on page 72. Please do NOT return any stock certificates you hold with your proxy.

Q.	Am I entitled to exercise appraisal rights under the DGCL instead of receiving the merger consideration for my shares of common stock?

A.

Yes. As a holder of our common stock, you are entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the merger if you take certain actions and meet certain conditions, including that you do not vote (virtually or by proxy) in favor of the merger proposal. See the section of this proxy statement titled “Appraisal Rights” beginning on page 101.

Q.	Who will solicit and pay the cost of soliciting proxies?

A.

PAE has engaged Okapi Partners LLC (which we refer to as the “proxy solicitor”) to assist in the solicitation of proxies for the special meeting. PAE estimates that it will pay the proxy solicitor a fee of $10,000, plus reimbursement of related expenses. PAE has also agreed to reimburse the proxy solicitor for certain reasonable and documented fees and expenses and will indemnify the proxy solicitor and all of its directors, officers, employees and agents against certain claims, expenses, losses, damages and/or liabilities. PAE may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer any other questions I might have?

A.

If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact Okapi Partners LLC, our proxy solicitor, by calling (212) 297-0720 if you are a bank or broker or, for all others, calling toll-free at (877) 279-2311 or using the contact information below.

Okapi Partners LLC

Banks and Brokers Call: (212) 297-0720

All Others Call Toll-free: (877) 279-2311

Email: info@okapipartners.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (which we refer to as the “Securities Act”), and Section 21E of the Exchange Act, and is subject to risks and uncertainties and actual results or events may differ materially. All statements other than statements of historical facts could be forward-looking statements. When used herein, words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words, and similar expressions as they relate to PAE or its management are intended to identify such statements as forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements reflect the current views of PAE and its management with respect to future events, including the merger, and are subject to certain risks and uncertainties that may cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) PAE may be unable to obtain stockholder approval as required for the merger; (ii) other conditions to the closing of the merger may not be satisfied, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval or result in the imposition of conditions that could cause the parties to abandon the merger, which may result in the parties terminating the merger agreement; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the business of PAE may suffer as a result of uncertainty surrounding the merger; (v) stockholder litigation in connection with the merger may affect the timing or occurrence of the merger or result in significant costs of defense, indemnification and liability; (vi) PAE may be adversely affected by other economic, business, and/or competitive factors; (vii) the occurrence of any event, change or other circumstances could give rise to the termination of the merger agreement; (viii) PAE’s ability to recognize the anticipated benefits of the merger; (ix) the risk that the merger disrupts PAE’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; (x) the risk of potential difficulties with PAE’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the merger; (xi) the risk that failure to consummate the merger might materially and adversely affect PAE’s business, financial condition and results of operation; (xii) the risk that PAE will be required to pay a termination fee or reimburse expenses if the merger agreement is terminated under specified circumstances, which might discourage third parties from submitting an alternative proposal; (xiii) the timing to consummate the merger; (xiv) the risk that any announcement relating to the merger could have adverse effects on the market price of PAE’s common stock; (xv) the risk that some of PAE’s executive officers might have interests in the merger that might be in addition to, or different from, PAE stockholders’ interests; and (xvi) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of PAE and the merger are set forth in filings that PAE makes with the SEC from time to time, including those listed under “Risk Factors” in PAE’s Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the SEC on March 16, 2021, as amended on May 7, 2021 and as updated or supplemented by subsequent reports that PAE has filed or files with the SEC including those filed on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. PAE assumes no obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events, actual outcomes or otherwise, except as required by law.

PARTIES TO THE MERGER

PAE Incorporated

PAE Incorporated

7799 Leesburg Pike, Suite 300 North

Falls Church, Virginia 22043

Telephone: (703) 717-6000

PAE Incorporated, a Delaware corporation, is a leading, highly diversified, global company that provides a broad range of operational solutions and outsourced services to meet the needs of the U.S. Government, other allied governments, international organizations and companies. PAE has service offerings to meet customer requirements in numerous areas, including counter-threat advisory services, training, business process outsourcing, intelligence mission support, intelligence analytics, physical electronic security, test and training range operations, aircraft maintenance, vehicle maintenance, humanitarian and stability operations, base operations, lifecycle logistics operations and space development operations. PAE, formerly known as Gores Holdings III, Inc., was originally incorporated on October 23, 2017 as a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses. On September 11, 2018, Gores III consummated its initial public offering. On February 10, 2020, Gores III completed a business combination in which Shay Holding Corporation (“Shay”) and its subsidiaries were acquired by Gores III. The transaction was completed in a multi-step process pursuant to which Shay ultimately merged with and into a wholly owned subsidiary of Gores III, with the Gores III subsidiary continuing as the surviving company. In connection with the closing of the business combination with Shay, the registrant changed its name from “Gores Holdings III, Inc.” to “PAE Incorporated.” PAE’s principal executive offices are located at 7799 Leesburg Pike, Suite 300 North, Falls Church, Virginia 22043.

PAE’s common stock is listed on the Nasdaq Stock Market under the symbol “PAE” and its warrants are listed on the Nasdaq Stock Market under the symbol “PAEWW.”

Parent

Amentum Government Services Holdings LLC

20501 Seneca Meadows Parkway

Suite #300

Germantown, MD 20876

(301) 944-3100

Amentum Government Services Holdings LLC, a Delaware limited liability company, is in the business of providing global technical and engineering services supporting programs across defense, security, intelligence, energy, and environment. Parent is jointly controlled by American Securities LLC and Goldberg Lindsay & Co. LLC, each of which is a U.S.-based private equity fund manager and is not party to the merger agreement.

Merger Sub

Pinnacle Virginia Merger Sub Inc.

20501 Seneca Meadows Parkway

Suite #300

Germantown, MD 20876

Pinnacle Virginia Merger Sub Inc., a Delaware corporation, is a wholly owned indirect subsidiary of Parent and was incorporated for the sole purpose of consummating the transactions contemplated by the merger agreement. Prior to the effective time of the merger, Merger Sub will have engaged in no other business activities and will have incurred no liabilities or obligations other than those contemplated by or related to the merger agreement.

THE SPECIAL MEETING

We are furnishing this proxy statement to PAE stockholders as part of the solicitation of proxies by the Board for use at the special meeting or any adjournment or postponement thereof. This proxy statement provides PAE stockholders with the information they need to know to be able to vote at the special meeting or any adjournment or postponement thereof.

Date, Time and Place of the Special Meeting

The virtual special meeting will be held on [●], 2022 at [●], Eastern time, subject to any adjournment or postponement thereof. The special meeting will be conducted exclusively via live audio-cast at [●]. There will not be a physical location for the special meeting, and you will not be able to attend the special meeting in person.

Purpose of the Special Meeting

At the special meeting, holders of our common stock will be asked to consider and vote on the following:

•	the merger proposal;

•	the merger-related executive compensation proposal; and

•	the adjournment proposal.

The Board has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of PAE and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) directed that the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger, be submitted to a vote at a special meeting of PAE stockholders and (iv) resolved to recommend that PAE stockholders vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger. The Board also unanimously recommends that PAE stockholders vote “FOR” approval of the merger-related executive compensation proposal, and “FOR” the adjournment proposal.

If PAE stockholders fail to approve the merger proposal, the merger will not occur. A copy of the merger agreement is attached as Annex A to this proxy statement, and the material provisions of the merger agreement are summarized in the section of this proxy statement titled “The Merger Agreement” beginning on page 70.

Record Date and Quorum

The Board has fixed the close of business on [●], 2021 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the special meeting, and any adjournments or postponements thereof. As of the close of business on the record date, there were [●] shares of our common stock outstanding.

The virtual presence at the special meeting of the holders of a majority of the common stock issued and outstanding and entitled to vote thereat, present virtually or represented by proxy, shall constitute a quorum for the transaction of business at the special meeting. If a quorum is not present virtually at the special meeting, we expect that the special meeting will be adjourned or postponed by the chairman of the special meeting to solicit additional proxies as permitted by our bylaws. See below under “Adjournments and Postponements” for additional information.

Abstentions will count as present and entitled to vote for purposes of determining the existence of a quorum. If you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares at the special meeting, your shares will not be counted for purposes of determining the existence of a quorum.

Your vote is very important, regardless of the number of shares of our common stock you own. Because stockholders cannot take any action at the virtual special meeting unless a majority of our common stock issued and outstanding and entitled to vote thereat is represented, it is important that you attend the meeting virtually or are represented by proxy at the special meeting.

Virtual Attendance at the Special Meeting

All holders of shares of PAE common stock as of the close of business on the record date, including stockholders of record and stockholders who hold our common stock through a broker, bank or other nominee, are invited to attend the special meeting virtually. You will be able to participate in the virtual special meeting and vote online by visiting [●].

To register for the virtual special meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

•

If your shares are registered in your name with our transfer agent and you wish to participate in the online-only virtual special meeting, go to [●], enter the control number you received on your proxy card and click on “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required to attend.

•

Beneficial owners who wish to participate in the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners who timely email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial owner will receive an email prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact our transfer agent at least five business days prior to the meeting date.

Shares Held in Street Name

If your shares are held in “street name” through a broker, bank or other nominee, you will need to provide voting instructions to your broker, bank or other nominee to instruct your broker, bank or other nominee how to vote your shares at the special meeting. Please follow the instructions provided by your broker, bank or other nominee.

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of common stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of common stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. All of the proposals to be voted on at the special meeting are non-routine matters. Accordingly, if you hold your shares in street name through a brokerage account, your broker will not be able to exercise its discretion to vote uninstructed shares on any of the proposals presented at the special meeting. As a result, we do not expect any broker non-votes at the special meeting.

Vote Required

Each holder of our common stock is entitled to one vote for each share of our common stock held on the record date.

Approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon (which we refer to as the “requisite stockholder approval”).

For the merger proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” the merger proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock by virtual ballot or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal.

Approval of the merger-related executive compensation proposal and the adjournment proposal each require the affirmative vote of the holders of a majority of the shares of our common stock having voting power present virtually or represented by proxy at the special meeting. For each of these proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions with respect to each of the merger-related executive compensation proposal and the adjournment proposal will have the same effect as a vote “AGAINST” the proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock virtually or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger-related executive compensation proposal or the adjournment proposal, your shares will not be voted at the virtual special meeting on the merger-related executive compensation proposal or the adjournment proposal, as applicable, and will not be counted in determining the outcome of the merger-related executive compensation proposal or the adjournment proposal, as applicable.

Because the vote on the merger-related executive compensation proposal is advisory in nature, it will not be binding on PAE, Parent or the surviving corporation in the merger. Accordingly, if the merger agreement is adopted by PAE stockholders at the virtual special meeting and the merger is completed, the merger-related compensation will or may be paid to PAE’s named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if the stockholders do not approve the merger-related executive compensation proposal.

Voting

Voting Virtually at the Special Meeting

All holders of shares of PAE common stock as of the close of business on the record date, including stockholders of record and stockholders who hold shares of our common stock in street name, may attend the special meeting virtually and vote their shares by virtual ballot. Please note that if you hold your shares in street name, you may not vote your shares virtually at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares virtually at the special meeting.

Voting by Proxy

•

Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock as a record holder, you may cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope. You may also submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.

•

Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of common stock in street name, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this proxy statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

If you are a stockholder of record and you properly submit a proxy card or submit your proxy by telephone or over the Internet, your shares will be voted as instructed or, if no instruction is given, “FOR” approval of the merger proposal, “FOR” approval of the merger-related executive compensation proposal, and “FOR” the adjournment proposal. If you hold your shares in street name through a brokerage account and you do not submit voting instructions to your broker on one or more proposals, your shares will not be voted virtually on such proposal(s) at the special meeting. See above under “Shares Held in Street Name.”

As of the date of this proxy statement, we have no knowledge of any business that may come before the virtual special meeting other than the matters set forth in the accompanying notice of the special meeting. If any other matter is properly presented at the virtual special meeting for consideration, it is intended that the persons named as proxyholders in the enclosed proxy card will vote in their discretion on such matter.

Deadline for Voting

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern Time on [●], 2022, the day before the virtual special meeting, in order for your shares to be voted at the virtual special meeting. If you are a stockholder of record and you choose to cause your shares to be voted by completing, signing, dating, and returning the enclosed proxy card, your proxy card must be received before the virtual special meeting in order for your shares to be voted at the special meeting.

If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares.

Revocation of Proxies

If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

•

delivering a later dated proxy card or by submitting another proxy by telephone or the Internet as provided above under “Voting” (your latest telephone or Internet voting instructions will be followed);

•	delivering to the Corporate Secretary of PAE a written notice of revocation a sufficient time prior to the voting of the proxy at the special meeting; or

•	voting virtually at the special meeting. Attendance at the special meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

PAE Incorporated

Attn: Paul W. Cobb, Jr., Corporate Secretary

7799 Leesburg Pike, Suite 300 North

Falls Church, Virginia 22043

Telephone: (703) 717-6000

Any change to your proxy that is provided by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on [●], 2022, the day before the special meeting.

If your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Voting by PAE’s Directors and Executive Officers

As of the close of business on the record date, the directors and executive officers of PAE beneficially owned and were entitled to vote, in the aggregate, [●] ([●]%) shares of our common (not including any shares of our common stock deliverable upon exercise or conversion of or underlying unvested PAE RSU Awards or unvested Target PAE PSU Awards).

Voting Agreement

Concurrently with the entry into the merger agreement, PE Shay, the owner of approximately 22.5% of PAE’s outstanding shares of common stock, entered into the Voting Agreement with PAE and Parent. Pursuant to the Voting Agreement, PE Shay has agreed to, among other things, vote all shares of capital stock of PAE that PE Shay beneficially owns in favor of approving and adopting the merger agreement and the transactions contemplated thereby, including the merger.

Householding

In accordance with the rules of the SEC, we are permitted to send a single set of proxy materials to stockholders who share the same address, unless such stockholders have notified us of their desire to receive multiple copies of our proxy materials. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact us. Requests for additional copies or requests for householding now or in the future should be directed in writing to our principal executive offices at 7799 Leesburg Pike, Suite 300 North, Falls Church, Virginia 22043, Attn: Investor Relations or by telephone at (703) 717-6000.

If you hold your shares in street name, please contact your broker, bank or other nominee directly if you have questions, require additional copies of the proxy materials, or wish to receive multiple copies of the proxy materials now or in the future.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed. If a quorum is not present or represented by proxy at the special meeting, our bylaws provide that the chairman of the meeting may adjourn the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Pursuant to our bylaws, notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original special meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned special meeting, notice of the adjourned special meeting shall be given to each stockholder of record entitled to vote at the meeting.

Anticipated Date of Completion of the Merger

We are working towards completing the merger as soon as possible. Assuming timely receipt of required regulatory approvals and satisfaction of other closing conditions, including the approval by PAE stockholders of the merger proposal, we anticipate that the merger will be completed in the first quarter of 2022. If PAE stockholders vote to approve the merger proposal, the merger will become effective as promptly as practicable following the satisfaction or waiver of the remaining conditions to the merger, subject to the terms of the merger agreement. See the section of this proxy statement titled “The Merger—Closing and Effective Time of the Merger” beginning on page 29.

Rights of Stockholders Who Seek Appraisal

If the merger is completed, PAE stockholders will be entitled to appraisal rights under Section 262 of the DGCL in connection with the merger. This means that you are entitled to have the fair value of your shares of our common stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration if you follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.

To exercise your appraisal rights, you must submit a written demand for appraisal to PAE before the vote is taken on the merger proposal and you must not vote (either virtually or by proxy) in favor of the merger proposal. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you may waive, lose or withdraw your appraisal rights. See the section of this proxy statement titled “Appraisal Rights” beginning on page 101 and the text of the DGCL appraisal rights statute reproduced in its entirety as Annex D to this proxy statement. If you hold your shares of our common stock through a broker, bank or other nominee and you wish to exercise your appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your broker, bank or other nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal should consult their legal and financial advisors promptly.

List of Stockholders

A list of PAE stockholders of record as of the record date who are entitled to vote at the special meeting will be open for examination by any stockholder at the special meeting.

Other Information

You should not return any evidence of your ownership of shares of PAE’s common stock or send documents representing PAE’s common stock with the proxy card. If the merger is completed, the paying agent for the merger will send you a letter of transmittal, if applicable, and related materials and instructions for exchanging your shares of PAE’s common stock.

Questions and Additional Information

If you have questions about the merger, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact the proxy solicitor using the contact information below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Banks and Brokers Call: (212) 297-0720

All Others Call Toll-free: (877) 279-2311

Email: info@okapipartners.com

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully and in its entirety, as it is the legal document that governs the merger.

Effect of the Merger

The merger agreement provides that Merger Sub will merge with and into PAE subject to the terms and conditions in the merger agreement. PAE will be the surviving corporation following the merger. As a result of the merger, PAE will cease to be a publicly traded company and will become a wholly owned indirect subsidiary of Parent. You will not own any shares of the capital stock of the surviving corporation. Upon the completion of the merger, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and neither we nor the surviving corporation will file periodic reports with the SEC on account of our common stock or otherwise. If the merger is not completed, PAE will remain a stand-alone independent publicly traded company, our common stock will continue to be listed and traded on Nasdaq, and PAE stockholders will remain PAE stockholders.

Closing and Effective Time of the Merger

The merger agreement provides that the closing of the merger (which we refer to as the “closing”) will take place via the electronic exchange of signatures and documentation at 8:00 a.m., Eastern time, on the third business day after the satisfaction or waiver of the conditions to closing (other than those conditions that by their terms are to be satisfied at the closing) or such other time or date as Parent and PAE agree in writing. However, if the marketing period (as defined in the merger agreement) has not concluded at the time of the satisfaction or waiver of the closing conditions, the closing will instead occur at 8:00 a.m., Eastern time, on the date following the satisfaction of the closing conditions that is the earlier of (i) any business day specified by Parent with at least three business days prior notice to PAE and (ii) five business days following the final day of the marketing period.

Assuming receipt of required regulatory approvals and timely satisfaction of other closing conditions, including the approval by PAE stockholders of the merger proposal, we currently expect the closing of the merger to occur in the first quarter of 2022.

The effective time of the merger (which we refer to as the “effective time”) will occur upon the date and time of the filing of the certificate of merger with the Secretary of State of the State of Delaware (or, to the extent permitted by law, at such later time as Parent and PAE shall agree and as specified in the certificate of merger).

Following the effective time, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and neither we nor the surviving corporation will file periodic reports with the SEC on account of our common stock or otherwise.

Marketing Period

Under the merger agreement, PAE has agreed to allow Parent and Merger Sub a customary period of fifteen consecutive business days to market the debt financing (which we refer to as the “marketing period”). Subject to certain additional requirements set forth in the merger agreement, the marketing period will commence on the first business day following the date Parent receives from PAE certain financial information and will continue throughout such period in which the financial information remains compliant, as set forth in the merger agreement.

Merger Consideration

At the effective time, each outstanding share of our common stock will automatically be converted into the right to receive an amount in cash equal to $10.05, without interest and less any applicable withholding taxes, other than the excluded shares and dissenting shares. Dissenting shares will not be converted into a right to receive the merger consideration but instead shall entitle such holder to the right to appraisal pursuant to Section 262 of the DGCL. See the section of this proxy statement titled “Appraisal Rights” beginning on page 101.

Background of the Merger

The Board, together with PAE’s management team (“management”), regularly reviews and assesses PAE’s performance, future growth prospects, business strategies, opportunities and challenges as part of its evaluation of PAE’s operational and financial performance, prospects and strategies for enhancing stockholder value. As part of that review process, the Board and management have regularly reviewed and considered PAE’s strategic direction and business objectives, including strategic opportunities that might be available to PAE, such as possible acquisitions, divestitures, business combination transactions and other financial and strategic alternatives.

The merger and the terms of the merger agreement are the result of arm’s-length negotiations conducted among representatives of PAE, Parent, Merger Sub and their respective financial and legal advisors. The following is a summary of the principal events, meetings, negotiations and actions among the parties leading up to the execution and public announcement of the merger agreement and relevant events since such date. The following chronology does not purport to catalogue every conversation among the Board, management or other representatives of PAE and other parties with respect to the merger or the opportunities alternative to the merger that were considered from time to time.

Members of the Board and management, as well as individuals affiliated with Platinum Equity, LLC (together with its affiliates, “Platinum Equity”), the indirect parent of PE Shay, have prior business relationships with Lindsay Goldberg & Co. LLC (“Lindsay Goldberg”) and its representatives as a result of the prior ownership of the PAE corporate group by an affiliate of Lindsay Goldberg.

The business currently conducted by PAE was founded in 1955 to provide services to the U.S. government in Asia. In 2006, Pacific Architects and Engineers Incorporated (now known as Pacific Architects and Engineers, LLC) and its subsidiaries (collectively, “Historical PAE”) were acquired by Lockheed Martin Corporation (“LMC”). During LMC’s ownership of Historical PAE, LMC broadened Historical PAE’s service capabilities and expanded Historical PAE’s infrastructure.

PAE Holding Corporation (“PAE Holding”) was incorporated in the state of Delaware in February 2011 by an affiliate of Lindsay Goldberg, and in April 2011, PAE Holding acquired Historical PAE from LMC. Lindsay Goldberg focused on expanding Historical PAE’s business, completing four acquisitions during the course of its ownership.

Shay Holding Corporation (“Shay”) was incorporated in the state of Delaware in January 2016 by an affiliate of Platinum Equity, and in March 2016, Shay’s indirect subsidiary acquired PAE Holding from Lindsay Goldberg. During Platinum Equity’s ownership period, Platinum Equity focused on improving Historical PAE’s operational performance.

Gores Holdings III, Inc. (“Gores Holdings”) was incorporated in the state of Delaware in October 2017 by an affiliate of The Gores Group LLC. Gores Holdings was founded as a special purpose acquisition company with the sole purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more target businesses.

In February 2020, Gores Holdings and Shay completed a business combination, as a result of which Shay became a wholly owned direct subsidiary of Gores Holdings and Gores Holdings was renamed PAE Incorporated (the “SPAC combination”). As a result of the SPAC combination, Historical PAE became a subsidiary of a publicly traded company with its shares of Class A common stock listed on Nasdaq under the ticker symbol “PAE.”

On May 18, 2020, Russell Triedman, a managing partner of Lindsay Goldberg, contacted Marshall Heinberg, Chairman of the Board, and indicated that Parent was potentially interested in pursuing a strategic transaction with PAE.

On May 21, 2020, the Board held a meeting at which a representative of Morgan, Lewis & Bockius LLP, PAE’s outside corporate counsel (“Morgan Lewis”), was present, in which they discussed the May 18 phone call between Messrs. Triedman and Heinberg. Upon conclusion of the discussion, it was the consensus of the Board that Mr. Heinberg should have a follow-up conversation with Mr. Triedman regarding Parent’s potential interest in acquiring PAE.

In early June 2020, Messrs. Triedman and Heinberg further discussed Parent’s potential interest in acquiring PAE in an all-cash transaction.

On June 3, 2020, the Board held a meeting, at which a representative of Morgan Lewis was present, and at which the Board discussed the early June phone call between Messrs. Heinberg and Triedman. The Board engaged in discussions regarding that phone call and various potential next steps regarding Parent’s interest in a potential strategic transaction. The Board discussed whether to engage additional legal counsel and a financial advisor to assist the Board in conducting a process to evaluate such potential transaction. Upon conclusion of the discussion, it was the consensus of the Board that it would engage Latham & Watkins LLP (“Latham”) to assist the Board in conducting a process to evaluate the potential transaction with Parent. No action was taken by the Board with respect to engaging a financial advisor. The Board also authorized management to proceed with foundational steps relating to the potential transaction, such as entering into a nondisclosure agreement and similar preliminary agreements to facilitate information sharing, and engaging in due diligence discussions, with Parent and its affiliates, advisors and representatives.

PAE entered into a nondisclosure agreement with affiliates of Parent on June 11, 2020, which was subsequently amended on June 25, 2020, and which included customary non-disclosure and standstill provisions. The standstill provisions expired on September 11, 2021. The same parties entered into a “clean team” agreement on June 16, 2020.

In June and July 2020, representatives of PAE and Latham engaged in discussions regarding a potential transaction with representatives and affiliates of Parent and Parent’s outside counsel for the potential transaction with PAE, Cravath, Swaine & Moore LLP (“Cravath”). While the representatives of PAE and the representatives of Parent discussed the potential price at which Parent might be willing to acquire PAE, representatives of Parent did not submit a formal proposal to acquire PAE at a specified price during this period.

In July 2020, Messrs. Heinberg and Triedman had a phone call in which it became apparent that PAE and Parent would not be able to reach an agreement on the valuation of PAE. Following that discussion, PAE ceased all activities relating to a potential transaction between Parent and PAE.

On July 27, 2020, Mr. Charles Peiffer, Executive Vice President and Chief Financial Officer of PAE, sent representatives of Parent a written request to destroy or return all PAE confidential information provided during the discussions about the potential transaction. Representatives of Parent confirmed the destruction of such information on August 5, 2020.

In February 2021, Mr. Heinberg reached out to the chairman of the board of another government contractor (“Other Party A”) regarding a potential transaction. The discussions did not progress at that time.

On March 16, 2021, PAE announced that Mr. Peiffer had been appointed by the Board to serve in the additional role of Interim President and Chief Executive Officer, effective March 19, 2021. Mr. Peiffer’s appointment followed the resignation of Mr. John Heller as President and Chief Executive Officer.

On April 14, 2021, President Biden announced his intention to withdraw all U.S. forces from Afghanistan by September 11, 2021. At that time, approximately 11% of PAE’s revenues for full year 2021 were planned to come from contracts for work in Afghanistan, including PAE’s largest contract by revenue, the National Maintenance Strategy contract.

In April 2021, PAE representatives were approached by representatives of Other Party A regarding a potential stock-for-stock transaction that if consummated would have been considered a “merger of equals”. Over the next several months, there were numerous discussions among representatives of PAE and Other Party A regarding such a potential transaction.

On April 28, 2021, representatives of PAE and Other Party A met to discuss Other Party A’s capabilities.

On May 4, 2021, during PAE’s regularly scheduled quarterly Board meeting on topics relating to PAE’s business, the Board also discussed the potential transaction with Other Party A, and it was the consensus of the Board that management should continue taking the steps necessary to evaluate a potential transaction with Other Party A.

In May 2021, PAE engaged Morgan Stanley to act as a financial advisor with respect to the potential transaction with Other Party A. Morgan Stanley’s engagement was later expanded to encompass other potential strategic transactions, and was subsequently confirmed by an engagement letter dated October 23, 2021.

On May 21, 2021, the Board of Directors met to discuss the potential transaction with Other Party A. The Board received a presentation from representatives of Morgan Stanley that contained a preliminary financial analysis of such potential transaction. After the Morgan Stanley representatives left the meeting, the Board authorized PAE representatives to meet with representatives of Other Party A and discuss a potential stock-for-stock transaction at a specified exchange ratio, provided that the determination of the methodology for the exchange ratio and various other issues, including the post-transaction board representation and management team, should be discussed at a later date. The closing price of PAE’s common stock on Nasdaq on May 21, 2021 was $8.33.

Representatives of PAE and Other Party A met on May 25, 2021 to discuss PAE’s capabilities.

PAE and Other Party A entered into a confidentiality agreement on June 14, 2021, containing customary non-disclosure and standstill provisions. The standstill provisions expired on October 25, 2021.

In June 2021, a private equity firm (“Other Party B”) contacted PAE to discuss the possibility of evaluating a potential strategic transaction with PAE.

At a Board meeting on July 9, 2021, Mr. Peiffer provided a summary of the discussions with management of Other Party A. A representative of Goodwin Procter LLP, PAE’s outside corporate counsel (“Goodwin”), attended the Board meeting. Such representative of Goodwin was a partner of Morgan Lewis until joining Goodwin on July 1, 2021. The Board discussed the pros and cons of a potential transaction with Other Party A, including various strategic considerations, and matters relating to the overall timeline and process steps for such a potential transaction. The Board also discussed other potential alternative strategic transactions that PAE could consider pursuing. At the conclusion of the Board’s discussion, the Board instructed management to continue taking the steps necessary to evaluate a potential transaction with Other Party A.

On July 22, 2021, the Board held another meeting to discuss the potential transaction with Other Party A. Members of management, a representative of Goodwin, and representatives of Morgan Stanley attended the meeting. Mr. Peiffer provided the Board with an update on due diligence, key terms of the potential transaction that were under consideration, and potential next steps. During the presentation, members of management provided an update on the discussions that representatives of PAE had had with representatives of Other Party A regarding overall vision and strategy for the potential combined company. In addition, members of management gave an update on the due diligence that had been conducted to date and the further due diligence that would need to be conducted prior to signing definitive documentation for such transaction. Representatives of Morgan Stanley provided the Board with information regarding the potential exchange ratio for the potential stock-for-stock transaction. The closing price of PAE’s common stock on Nasdaq on July 22, 2021 was $9.40. A representative of Morgan Lewis, which firm was now serving as merger and acquisition counsel to PAE, provided the Board with a summary of certain material terms of the draft merger agreement that had been circulated to the Board prior to the meeting. In the course of the meeting, the Board discussed various matters relating to the potential transaction, including the potential advantages and disadvantages of engaging in a transaction with Other Party A, various strategic considerations, and matters relating to the overall process of such potential transaction. A representative of Goodwin also discussed with the Board various matters relating to their fiduciary duties in connection with the potential transaction. At the conclusion of the Board’s discussion, the Board unanimously agreed to instruct management to continue taking the steps necessary to pursue a potential transaction with Other Party A.

Between July 22, 2021 and July 30, 2021, representatives of PAE continued to have various communications with representatives of Other Party A about a potential stock-for-stock transaction.

On July 30, 2021, the Board held its regularly scheduled quarterly Board meeting on topics relating to PAE’s business, which was also attended by representatives of management, a representative of Goodwin and representatives of Morgan Stanley, and at which the Board discussed the potential transaction with Other Party A and other matters relating to PAE’s business. Representatives of Morgan Stanley provided an update on the potential transaction to the Board including, but not limited to, an update on the due diligence process. In the course of the presentation, the Board discussed various matters relating to the potential transaction, including the diligence that had been conducted to date, the further diligence that would need to be conducted, various financing considerations relating to such potential transaction, and matters relating to the overall timeline and process steps for such potential transaction.

Between July 30, 2021 and August 18, 2021, representatives of PAE continued to have various communications with representatives of Other Party A about a potential stock-for-stock transaction, including communications relating to due diligence matters.

On August 15, 2021, the Taliban took control of Kabul, the capital of Afghanistan, which created additional uncertainty regarding the future of the U.S. government’s operations in Afghanistan and PAE’s future revenues from contracts that were supporting such operations.

On August 16, 2021, in connection with the potential transaction with Other Party A and at the Board’s request, Morgan Stanley provided the Company with information regarding Morgan Stanley’s relationships with Other Party A and certain related persons.

On August 18, 2021, the Board held another meeting to discuss the potential transaction with Other Party A. Members of management, and representatives of Goodwin, Morgan Lewis and Morgan Stanley attended the meeting. Mr. Peiffer provided a summary of the discussions that management had had with representatives of Other Party A since the July 30, 2021 Board meeting. Representatives of Morgan Stanley provided an update on due diligence matters and summarized various open issues. The representatives of Morgan Stanley also summarized matters relating to the exchange ratio for the potential transaction, and provided a description of other government contractors’ current multiples. The closing price of PAE’s common stock on Nasdaq on August 18, 2021 was $7.66. In addition, representatives of Morgan Stanley provided a preliminary analysis of the implied exchange ratio based on various assumptions and projections provided by PAE management, as well as a preliminary value creation analysis regarding projected annual synergies. Representatives of Morgan Stanley further identified for the Board key next steps regarding the potential transaction and discussed key open deal parameters relating to such potential transaction. In the course of the presentation, the Board discussed various matters relating to the potential transaction with Other Party A, including various valuation issues relating to such potential transaction, and matters relating to the overall process of such potential transaction.

Between August 18, 2021 and August 31, 2021, representatives of PAE continued to have various communications with representatives of Other Party A about a potential stock-for-stock transaction.

On August 30, 2021, U.S. forces completed the previously announced withdrawal from Afghanistan. PAE’s contracts for work performed in Afghanistan were accordingly reduced in scope significantly or terminated.

On August 31, 2021, the Board held a meeting, which was also attended by members of management, as well as representatives of Goodwin and Morgan Lewis. At the meeting, Mr. Peiffer provided an update on the potential transaction with Other Party A. Messrs. Peiffer and Paul W. Cobb, Jr., PAE’s Executive Vice President and General Counsel, provided information to the Board regarding the status of the merger agreement, as well as the due diligence process. Mr. Peiffer also provided the Board with an update on potential cost synergies and revenue synergies. Following the discussion, the Board unanimously agreed to instruct management to communicate to Other Party A that PAE would be willing to engage in a stock-for-stock transaction with Other Party A at an exchange ratio that would result in PAE stockholders owning 60% of the combined company and Other Party A’s stockholders owning 40% of the combined company.

Following the August 31, 2021 Board meeting, representatives of PAE communicated to representatives of Other Party A that PAE was willing to engage in a stock-for-stock transaction at an exchange ratio that would result in PAE stockholders owning 60% of the combined company and Other Party A’s stockholders owning 40% of the combined company. The closing price of PAE’s common stock on Nasdaq on August 31, 2021 was $6.69.

Between September 1, 2021 and September 9, 2021, representatives of PAE had various communications with representatives of Other Party A in which representatives of Other Party A indicated on multiple occasions that it was unwilling to engage in a stock-for-stock transaction at an exchange ratio that would result in PAE stockholders owning 60% of the combined company and Other Party A’s stockholders owning 40% of the combined company.

In early September 2021, Messrs. Triedman and Peiffer discussed on a phone call the general state of the industry that PAE and Parent and their respective affiliates operate in, particularly in light of ongoing developments in Afghanistan.

On September 9, 2021, the Board held another meeting to discuss the potential transaction with Other Party A. Members of management and representatives of Goodwin, Morgan Lewis and Morgan Stanley attended the meeting. Mr. Peiffer updated the Board on his discussions with the Chief Executive Officer of Other Party A regarding the potential exchange ratio for the potential stock-for-stock transaction and other matters related to the potential transaction, including an update on overall negotiations. Representatives of Morgan Stanley provided an update on the potential transaction, supplementing the information provided by Mr. Peiffer. The representatives of Morgan Stanley discussed a potential transaction with an exchange ratio whereby PAE stockholders would own 55% of the combined company and Other Party A stockholders would own 45% of the combined company (the “potential exchange ratio”) as compared to PAE’s then-current plan to continue to operate as a stand-alone independent publicly traded company, including in light of various recent developments with respect to the Company and its stock price and the potential intangible benefits of the transaction, including scale and diversification. During Morgan Stanley’s presentation, the Board discussed various matters relating to the potential transaction. After such discussion of various open matters with respect to the potential transaction and a comparison of the potential transaction to PAE’s then-current plan to continue to operate as a stand-alone independent publicly traded company and various other strategic transactions that PAE could consider pursuing, the Board unanimously agreed to instruct management to communicate to Other Party A that PAE would be willing to engage in a transaction with Other Party A at the potential exchange ratio, subject to satisfactory resolution of the other open matters relating to the potential transaction.

Following the September 9, 2021 Board meeting, representatives of PAE communicated to representatives of Other Party A that it was willing to engage in a stock-for-stock transaction at the potential exchange ratio.

On September 14, 2021, PAE and Other Party B entered into a confidentiality agreement, which included customary non-disclosure and standstill provisions. The standstill provisions expire on September 14, 2023.

On September 15, 2021, Other Party A delivered a letter to PAE containing a proposal for a potential transaction at an exchange ratio that would result in PAE stockholders owning 52% of the combined company and Other Party A stockholders owning 48% of the combined company.

Also on September 15, 2021, the Board held a meeting, which was also attended by members of management, as well as representatives of Goodwin, Morgan Lewis and Morgan Stanley. The Board discussed various matters relating to the potential transaction with Other Party A, including the exchange ratio contained in Other Party A’s letter received earlier that day. During the discussion, representatives of Morgan Stanley offered their views on the terms of Other Party A’s proposal. At the conclusion of the discussion, it was the consensus of the Board that representatives of PAE should contact representatives of Other Party A to inform Other Party A that PAE was not prepared to engage in a transaction at the exchange ratio contained in Other Party A’s letter and that representatives of PAE were authorized to take actions in an effort to continue to explore a potential transaction with Other Party A at an exchange ratio more favorable to PAE and its stockholders.

Following the September 15, 2021 Board meeting, representatives of PAE and representatives of Other Party A held further discussions in which representatives of PAE communicated to representatives of Other Party A that PAE was unwilling to engage in a stock-for-stock transaction at an exchange ratio that would result in PAE stockholders owning 52% of the combined company and Other Party A’s stockholders owning 48% of the combined company. While those discussions did not result in an agreement on the exchange ratio, such representatives agreed that they should continue discussing the potential stock-for-stock transaction in the near future.

On September 22, 2021, management delivered a presentation on PAE’s business to representatives of Other Party B.

Also on September 22, 2021, Mr. Triedman contacted Mr. Heinberg regarding a potential all-cash acquisition by Parent of all of the outstanding shares of PAE’s common stock for a purchase price between $8.50 and $9.00 per share (assuming PAE’s outstanding warrants and the rights of certain PAE stockholders to receive “earn out” shares would each be terminated for no consideration). The closing price of PAE’s common stock on Nasdaq on September 21, 2021 was $5.88 per share. Parent confirmed its offer in writing later that day (the “September 22 indication of interest”). The September 22 indication of interest provided that the acquisition would not be subject to a financing condition, and would be financed through Parent’s cash on hand, borrowings under Parent’s existing credit facilities, and equity financing from affiliates of each of Lindsay Goldberg and American Securities. The September 22 indication of interest offered key managers of PAE the opportunity to participate in Parent’s performance incentive program and performance-based equity program following the consummation of a potential transaction and indicated that Parent could complete its due diligence of PAE and be ready to execute a definitive agreement within 30 days.

On September 23, 2021, the Board held a meeting, which was also attended by members of management and a representative of Goodwin, to discuss the September 22 indication of interest received from Parent. Mr. Heinberg discussed the terms of the September 22 indication of interest with the Board and reported on his discussions with Mr. Triedman. Mr. Peiffer proceeded to give an update on PAE’s overall performance. In doing so, he updated the Board on his conversations with various analysts and investors regarding PAE’s performance and gave an update on PAE’s outlook for the future. During Mr. Peiffer’s presentation, the Board discussed various matters relating to PAE’s performance, its outlook, and its then-current plan to continue to operate as a stand-alone independent publicly traded company. Mr. Peiffer then gave an update regarding various other matters, including with respect to other potential strategic transactions that PAE could consider pursuing. He also indicated that negotiations with Other Party A had not progressed. Following discussion, the Board instructed representatives of PAE to contact representatives of Parent to express PAE’s interest in continuing to explore a potential transaction whereby Parent would acquire PAE, subject to a higher value per share than the $8.50 to $9.00 per share presented in the September 22 indication of interest.

Following the September 23, 2021 Board meeting, representatives of PAE contacted representatives of Parent and informed them that PAE wanted to continue negotiations regarding a potential transaction. They also indicated that PAE was only interested in a transaction with a higher value per share than the $8.50 to $9.00 per share presented in the September 22 indication of interest. The closing price of PAE’s common stock on Nasdaq on September 23, 2021 was $5.79.

On September 24, 2021, affiliates of Parent entered into a confidentiality agreement with PAE that included customary non-disclosure and standstill provisions. The standstill provisions expire on the date that is fifteen months from the date of the confidentiality agreement. Such parties also entered into a “clean team” agreement on that date, setting forth customary “clean team” procedures to facilitate the sharing of certain limited non-public, confidential and proprietary information regarding PAE.

On September 27, 2021, PAE granted representatives of Parent, including Cravath and Arnold & Porter Kaye Scholer LLP, Parent’s government contracts counsel (“Arnold & Porter”), access to an electronic data room containing certain information relating to PAE and its subsidiaries customary to be made available in connection with a transaction such as the merger. Between September 27, 2021 and the signing of the merger agreement on October 25, 2021, representatives of Parent, including Cravath and Arnold & Porter, submitted further confirmatory due diligence requests and engaged in numerous discussions with PAE and its representatives, including Morgan Lewis, relating thereto. PAE and its representatives continued to make additional responsive information and documents available to facilitate Parent’s and its representatives’ due diligence exercise.

On September 28, 2021, management held a due diligence call with representatives of Parent, as well as Cravath, Morgan Lewis, Arnold & Porter, and Nichols Liu, PAE’s government contracts counsel. Also on September 28, 2021, management held a call with Cravath, Morgan Lewis and Arnold & Porter to discuss the due diligence process.

On September 29, 2021, management delivered a presentation to representatives of Parent regarding PAE’s business.

On October 1, 2021, Mr. Peiffer discussed with a representative of Other Party A various matters relating to a potential stock-for-stock transaction, during which it became apparent that the parties still did not have agreement on an acceptable exchange ratio for such a potential stock-for-stock transaction.

On October 5, 2021, representatives of PAE met with representatives of Other Party B to discuss various due diligence matters relating to a potential transaction.

On October 6, 2021, Other Party B delivered a written offer to PAE for the acquisition of all of PAE’s outstanding common stock for a cash purchase price between $8.50 and $9.50 per share, assuming that the rights of any PAE stockholders to receive any earn-out shares would be terminated and PAE’s outstanding warrants, whose exercise price exceeded the proposed cash purchase price, would be terminated for no consideration. The closing price of PAE’s common stock on Nasdaq on October 6, 2021 was $6.00 per share.

Also on October 6, 2021, management held a call with Cravath, Morgan Lewis and Goodwin to discuss the treatment of PAE’s outstanding warrants in the context of a potential transaction between PAE and Parent.

On October 7, 2021, PAE granted Other Party B access to an electronic data room.

On October 8, 2021, PAE and Other Party B entered into a “clean team” agreement, setting forth customary “clean team” procedures to facilitate the sharing of certain limited non-public, confidential and proprietary information regarding PAE.

On October 10, 2021, Parent delivered a revised indication of interest to PAE, containing an offer to purchase all of the outstanding shares of common stock of PAE for $9.50 per share in cash (the “October 10 indication of interest”). The closing price of PAE’s common stock on Nasdaq on October 8, 2021, the last trading day prior to October 10, 2021, was $5.88 per share. The October 10 indication of interest required that the rights of any PAE stockholders to receive any earn-out shares be terminated for no consideration and stated that the offer price set forth therein assumed that holders of PAE’s outstanding warrants would receive aggregate consideration of approximately $38.6 million pursuant to the terms of the Warrant Agreement. The October 10 indication of interest was delivered to Mr. Heinberg with a copy of a debt commitment letter dated October 8, 2021 for $1.6 billion of secured indebtedness obtained by Parent from JPMorgan Chase Bank, N.A. The other terms of the October 10 indication of interest were substantively the same as the September 22 indication of interest.

On October 11, 2021, the Board held a meeting, which was also attended by members of management, representatives of Goodwin, Morgan Lewis and Morgan Stanley, to discuss the October 10 indication of interest. Mr. Heinberg discussed the terms of the October 10 indication of interest with the Board and reported on further discussions with Mr. Triedman. Representatives of Morgan Stanley provided a summary of the October 10 indication of interest and indicated that it represented a 62% premium to the current price of PAE common stock and that it also represented a significant premium to the 30-day and 60-day volume-weighted average prices of PAE common stock. Representatives of Morgan Stanley provided an analysis regarding the valuation of PAE’s public and private warrants in an all-cash transaction such as the potential transaction with Parent. Morgan Stanley’s representatives updated the Board on various matters relating to valuation, due diligence, transaction timeline, and potential next steps relating to the potential transaction with Parent. In the course of Morgan Stanley’s presentation, the Board and the other attendees discussed various matters relating to the potential transaction with Parent, including various valuation issues relating to such potential transaction and matters relating to the overall timeline and process steps for such potential transaction.

At the October 11, 2021 Board meeting, representatives of Morgan Stanley also provided an update regarding other potential transactions. They indicated that there had not been any material developments with respect to the potential transaction with Other Party A since the last Board meeting on September 23, 2021 and that negotiations for such transaction had not progressed. Representatives of Morgan Stanley updated the Board on the written offer from Other Party B, including on valuation, due diligence, and potential timeline, and indicated that the written offer provided that a “check-in bid” would be received by PAE on October 15, 2021. The representatives of Morgan Stanley also provided a valuation comparison of the October 10 indication of interest from Parent and the offers from Other Party A and Other Party B. Mr. Cobb discussed the deal structure, representations and warranties, covenants, and termination fees that were proposed to be included in a draft merger agreement for a potential transaction with Parent. Mr. Cobb also discussed various matters relating to whether to provide for a “no-shop” or “go-shop” provision in the draft merger agreement. The Board discussed various matters relating to the potential transaction with Parent. Following the discussion, it was the consensus of the Board to continue discussions with Parent, Other Party B and Other Party A. With respect to Parent, the Board discussed whether to include a “go-shop” provision in the draft merger agreement and whether to ask Parent to revise its offer to include a higher price. Following the discussion, the Board unanimously agreed to instruct representatives of Morgan Stanley to contact representatives of Parent and indicate that it was PAE’s position that the merger agreement should contain a “go-shop” provision and that Parent should revise its bid upward to reflect an increased price in respect of PAE’s outstanding common stock, and that as previously discussed, there would be no payment in connection with the earn-out shares and there would be a payment for the warrants pursuant to the terms of the Warrant Agreement. The Board also unanimously agreed to instruct Mr. Heinberg to contact Raymond James about potentially providing a second fairness opinion (in addition to the fairness opinion of Morgan Stanley) for a potential transaction with Parent in order to provide the Board the benefit of additional perspectives with respect to the financial terms of the transaction.

Also on October 11, 2021, a representative of another private equity firm (“Other Party C”) contacted Mr. Peiffer. They discussed a potential transaction involving the merger of two privately held government contractors owned by Other Party C with PAE and the investment by Other Party C of equity capital in the combined entity.

Following the October 11, 2021 Board meeting, representatives of Morgan Stanley contacted representatives of Parent and indicated that it was PAE’s position that the merger agreement should contain a “go-shop” provision and that Parent should revise its bid upward to reflect an increased price in respect of PAE’s outstanding common stock.

On October 14, 2021, a representative of Parent orally delivered a further revised indication of interest, offering to pay $10.00 per share for each outstanding share of PAE common stock and approximately $44 million aggregate consideration for PAE’s outstanding warrants (the “October 14 indication of interest”). The October 14 indication of interest also provided for certain parameters relating to a 35-day “go-shop” period, a 1.5% termination fee plus the reimbursement of half of Parent’s transaction expenses if PAE terminated the agreement to accept a superior proposal during the “go-shop” period and a 3.0% termination fee plus the reimbursement of 100% of Parent’s transaction expenses if PAE terminated the agreement to accept a superior proposal after the conclusion of the “go-shop” period. The October 14 indication of interest excluded from the permitted “go-shop” activities communications with certain parties (“specified bidders”) with whom PAE had entered into discussions regarding a potential transaction or who submitted a new or revised offer between September 15, 2021 and the commencement of the “go-shop” period. The closing price of PAE’s common stock on Nasdaq on October 14, 2021 was $5.97 per share.

Also on October 14, 2021, the Board held a meeting, which was also attended by members of management and representatives of Goodwin, Morgan Lewis and Morgan Stanley, to discuss the October 14 indication of interest. Mr. Heinberg noted that the offer price represented a premium of approximately 68% over PAE’s closing common stock price on October 14, 2021. Representatives of Morgan Stanley presented the financial terms of the October 14 indication of interest and the proposed terms of the “go-shop” period, including the specified bidders provision, termination fees and expense reimbursement. Mr. Peiffer indicated that PAE had provided Parent with projections reflecting certain assumptions and that management was in the process of preparing alternate projections that it would present to the Board in the near future. Mr. Peiffer also informed the Board that the “check-in bid” from Other Party B, scheduled to be received by October 15, would not be received until the following week. Following the discussion, the Board unanimously agreed to instruct representatives of Morgan Stanley to contact representatives of Parent and indicate that it was PAE’s position that Parent should revise its bid upward to reflect an increased price in respect of the common stock of PAE and that the “go-shop” provision in the merger agreement should not exclude the specified bidders.

Following the October 14, 2021 Board meeting, representatives of Morgan Stanley contacted Mr. Triedman and Ben Dickson, managing director of American Securities, and indicated that the Board’s position was that Parent should revise its bid upward to reflect an increased price in respect of the common stock of PAE and that the “go-shop” provision in the merger agreement should not exclude the specified bidders.

On October 15, 2021, at the Board’s request, Morgan Stanley provided the Board with additional information regarding Morgan Stanley’s relationships with Amentum, Lindsay Goldberg, American Securities and certain related persons in the form of a relationship disclosure letter, the content of which is described in “The Merger—Fairness Opinion of Morgan Stanley & Co. LLC” beginning on page 47.

On October 15, 2021, representatives of PAE met with representatives of Other Party B to discuss various due diligence matters relating to a potential transaction.

On October 16, 2021, the Board held another meeting, which was also attended by members of management and representatives of Goodwin, Morgan Lewis and Morgan Stanley, to discuss the status of the potential transaction with Parent. Representatives of Morgan Stanley reviewed the financial terms of the offer from Parent and the proposed terms of the “go-shop” provision discussed at the October 14, 2021 Board meeting, as well as the terms of a potential offer from Other Party B, including that the “check-in bid” by Other Party B was now expected by October 20, 2021. The representatives of Morgan Stanley then discussed financial projections for PAE operating as a stand-alone publicly traded company referencing two sets of projections prepared by management and one set of projections based on certain Wall Street analyst estimates, as directed by PAE, and presented a preliminary valuation summary. Following the discussion, the Board unanimously agreed to instruct Morgan Stanley to contact representatives of Parent and indicate that it was PAE’s position that Parent should revise its bid upward to $10.25 per share for each outstanding share of PAE common stock and reiterate that the “go-shop” provision in the merger agreement should not exclude the specified bidders. Mr. Peiffer also provided an update on his discussions with Other Party C.

Following the October 16, 2021 Board meeting, representatives of Morgan Stanley communicated PAE’s position to Parent that the bid should be increased to $10.25 per share for each outstanding share of PAE common stock and that the “go-shop” provision in the merger agreement should not exclude the specified bidders. Representatives of Morgan Stanley engaged in negotiations with Messrs. Triedman and Dickson and other representatives of Parent regarding such terms. The closing price of PAE’s common stock on Nasdaq on October 15, 2021, the last trading day before the October 16, 2021 Board meeting, was $5.87 per share.

On October 17, 2021, Messrs. Heinberg and Triedman had multiple conversations regarding the price per share of outstanding PAE common stock for a potential transaction between Parent and PAE and the terms of the “go-shop” provision to be contained in the merger agreement. Following these discussions, Mr. Triedman orally communicated a revised offer to Mr. Heinberg, increasing the offer price to $10.05 per share for each outstanding share of PAE common stock and agreeing not to exclude the specified bidders from the “go-shop” provision to be contained in the merger agreement.

Also on October 17, 2021, the Board held another meeting, which was also attended by members of management and representatives of Goodwin, Morgan Lewis and Morgan Stanley, to discuss the status of the potential transaction with Parent. Mr. Heinberg and representatives of Morgan Stanley provided an update on the revised offer on behalf of Parent received earlier that day and the negotiations with Parent related thereto. Mr. Cobb and a representative of Goodwin presented to the Board regarding the process undertaken by the Board through the date of the meeting to consider the potential transaction with Parent, and noted the premium that the $10.05 per share of outstanding PAE common stock offer price reflected to the recent trading price of PAE’s common stock, the lower all-cash offer received from Other Party B and the agreement by Parent to include a “go-shop” provision in the merger agreement that did not exclude the specified bidders. Mr. Cobb reviewed with the Board the terms included in a draft merger agreement that Morgan Lewis had provided to the Board in advance of the meeting. He summarized the deal structure, representations and warranties, and various covenants included in the draft merger agreement. Following the discussion, the Board unanimously agreed to authorize representatives of PAE to communicate to representatives of Parent that PAE was prepared to pursue a transaction with Parent pursuant to which Parent would acquire all of the issued and outstanding shares of PAE’s common stock for $10.05 per share and to instruct Morgan Lewis to send a draft of the merger agreement to Cravath that reflected the other material terms discussed, such as the terms of the “go-shop” provision.

On October 17, 2021, representatives of Morgan Lewis sent an initial draft of the merger agreement to representatives of Cravath.

On October 18, 2021, representatives of PAE met with representatives of Other Party B to discuss various due diligence matters relating to a potential transaction.

Between October 17 and October 24, 2021, Cravath and Morgan Lewis exchanged various drafts of the merger agreement, disclosure schedules, and ancillary documents to the merger agreement and held several calls to negotiate the final terms of such documents. Representatives of Morgan Lewis negotiated various legal issues with representatives of Cravath, including issues relating to the scope of the representations and warranties to be made by the parties to the merger agreement, the “go shop” and the “no shop” provisions, the treatment of PAE’s equity awards and other employee matters, the remedies of the parties (including the right to specific performance and damages or other remedies in the event of a termination of the merger agreement, including whether to include a “reverse termination fee”), the inclusion of customary interim operating restrictions and customary financing provisions (including a customary marketing period and “financing cooperation” by PAE), and the termination of certain related party agreements (including the terms of the definitive agreement related to the SPAC combination in respect of PAE’s obligation to issue “earn out” shares). Platinum Equity and its outside counsel, Latham, also reviewed and commented on drafts of certain ancillary documents that Platinum Equity or its affiliates would be required to sign in connection with the execution of the merger agreement. The closing price of PAE’s common stock on Nasdaq on October 22, 2021, the last trading day before October 25, 2021, was $5.90 per share.

Also, between October 17 and October 24, 2021, during the course of negotiations regarding the merger agreement, Messrs. Heinberg and Triedman discussed whether the merger agreement should contain a reverse termination fee. Following discussions, Messrs. Heinberg and Triedman agreed that a “reverse termination fee” of $80 million would be included in the merger agreement.

On October 22, 2021, Other Party B delivered a further written offer to PAE in which it reaffirmed its original offer to acquire all of PAE’s outstanding common stock for a cash purchase price between $8.50 and $9.50 per share, assuming that the rights of any PAE stockholders to receive any earn-out shares would be terminated and PAE’s outstanding warrants, whose exercise price exceeded the proposed cash purchase price, would be terminated for no consideration.

Also on October 22, 2021, PAE entered into an engagement letter with Raymond James pursuant to which Raymond James agreed to provide a financial opinion relating to the transaction between PAE and Parent.

On October 24, 2021, the Board held a meeting, which was also attended by members of management, representatives of Goodwin, Morgan Lewis, Morgan Stanley and Raymond James. Mr. Heinberg presented the terms of the potential transaction with Parent, including the $10.05 per share offer price, the treatment of PAE’s outstanding warrants, the termination fees and the “go-shop” provision that did not exclude the specified bidders, to the Board. Mr. Cobb and the representative of Morgan Lewis provided an overview of the other terms of the merger agreement, the expected timeline for signing, which they indicated was feasible within 24 hours after the meeting and the expected timeline for the consummation of the transaction. Representatives of each of Morgan Stanley and Raymond James presented their respective valuation analyses based on the $10.05 per share of PAE common stock offer price. The Board also discussed PAE’s communications strategy related to the announcement of, and later communications regarding, the transaction. A representative of Goodwin discussed the Board’s fiduciary duties and process to date, including the number of Board meetings at which the Board had discussed the potential transaction with Parent, the terms of the negotiated “go-shop” provision and the receipt of two fairness opinions. Mr. Peiffer also provided an update on discussions with Other Party B, which had reaffirmed on October 22, 2021 its offer of $8.50 to $9.50 per share (which excluded any payment in respect of PAE’s outstanding warrants), and Other Party A and Other Party C, with respect to which there had been no substantive developments since the last Board meeting. The Board engaged in further discussion of the potential transaction with Parent as compared to PAE’s then-current plan to continue to operate as a stand-alone independent publicly traded company. Subsequently, at the request of the Board, representatives of each of Morgan Stanley and Raymond James orally delivered their respective firm’s opinions, both of which were subsequently confirmed by delivery of written opinions dated October 24, 2021, to the effect that, as of the date of the written opinion and based upon and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of review undertaken by Morgan Stanley and

Raymond James, respectively, as set forth in the written opinions, the consideration to be received by the PAE stockholders was fair from a financial point of view to holders of common stock. At the end of the meeting, the Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of PAE and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) directed that the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger, be submitted to a vote at the special meeting and (iv) resolved to recommend that the stockholders vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger.

On October 25, 2021, PAE, Parent and Merger Sub entered into the merger agreement, and PAE delivered to Parent and Merger Sub the final disclosure schedules. In addition, the ancillary documents to the merger agreement contemplated to be entered into in connection with the signing of the merger agreement were entered into by the parties thereto.

Also on October 25, 2021, PAE issued a press release announcing entry into the merger agreement and details of the merger. The press release disclosed, among other things, that on October 22, 2021, the last trading day prior to October 25, 2021, the closing price of PAE’s common stock on Nasdaq was $5.90 per share.

On October 29, 2021, the Board held its regularly scheduled quarterly Board meeting on topics relating to PAE’s business, which was also attended by a representative of Goodwin. At the meeting, Mr. Peiffer provided an update on the “go-shop” process, including the outreach that Morgan Stanley had conducted to potential acquirers to date.

Between October 25 and November 29, 2021, at the direction of the Board and in connection with the “go-shop” process, representatives of Morgan Stanley contacted 22 potential acquirers, comprising 13 potential strategic acquirers and nine potential financial acquirers, to gauge interest in such potential acquirers providing a company acquisition proposal. During the “go-shop” period, PAE executed confidentiality agreements with two potential acquirers and “clean team” agreements with two potential acquirers. Since the execution of the merger agreement and during the “go-shop” period, each of the two potential acquirers received due diligence materials and one had discussions with management and representatives of Morgan Stanley regarding a potential acquisition of PAE.

On November 30, 2021, the Board held a meeting, which was also attended by members of management, representatives of Goodwin, Morgan Lewis, and Morgan Stanley. At the meeting, a representative of Morgan Stanley provided an update on the “go-shop” process indicating that Morgan Stanley had contacted and sought to engage in discussions regarding alternative acquisition proposals with potentially interested third parties. He further noted that during the go-shop period PAE did not receive an alternative acquisition proposal from any third party that constitutes a Company Acquisition Proposal (as defined in the merger agreement).

On December 1, 2021, PAE issued a press release announcing the expiration of the go-shop period.

On December 6, 2021, PAE filed this preliminary proxy statement with the SEC.

Reasons for the Merger; Recommendation of the Board

The Board held numerous meetings at which the performance, future growth prospects, business strategies, opportunities and challenges of PAE were evaluated and the strategic direction and business objectives, including strategic opportunities such as possible acquisitions, divestitures and business combination transactions and other financial and strategic alternatives, were considered.

At a meeting held on October 24, 2021, the Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of PAE and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) directed that the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger, be submitted to a vote of PAE stockholders at the special meeting and (iv) resolved to make the Board recommendation, all upon the terms and subject to the conditions set forth in the merger agreement.

The Board consulted with the representatives of management, Goodwin, Morgan Lewis, Morgan Stanley and Raymond James at various times and considered a number of factors, including the following principal factors (not in any relative order of importance) that the Board believes support its decision:

•

historical information regarding (i) PAE’s business, financial performance and results of operations, (ii) market prices, volatility and trading activity with respect to PAE common stock, and (iii) market prices with respect to other industry participants and general market indices;

•

current information regarding (i) PAE’s business, prospects, financial condition, operations, services, management, competitive position and strategic business goals and objectives, (ii) general economic, industry and financial market conditions, (iii) opportunities and competitive factors within PAE’s industry, and (iv) recent developments relating to PAE’s business and industry, including the fact that on August 30, 2021, U.S. forces completed the withdrawal from Afghanistan resulting in PAE’s contracts for work performed in Afghanistan being reduced in scope significantly or terminated, as well as the loss by PAE of a contract with U.S. Customs and Border Protection;

•

the prospects and likelihood of realizing superior value through remaining a stand-alone independent publicly traded company, risks associated with remaining a stand-alone independent publicly traded company, possible alternative business strategies, and possible alternative strategic transactions;

•

the fact that PAE will no longer exist as a stand-alone independent publicly traded company and the PAE stockholders will forego any future increase in its value as a stand-alone independent publicly traded company that might result from its possible growth;

•

the potential for other third parties to enter into strategic relationships with or to seek to acquire PAE, including a review of management’s dealings with other possible acquirers in the past and assessment of the likelihood that a third party would offer a transaction that would be more favorable to the PAE stockholders from a financial point of view than the merger and the other transactions contemplated by the merger agreement, including the fact that Other Party B reaffirmed its all-cash offer on October 22, 2021 of $8.50 to $9.50 per share (which excluded any payment for PAE’s public and private warrants);

•

the timing of the merger and the risk that if PAE did not accept Parent’s offer, it may not have another opportunity to do so or to pursue an opportunity offering the same value and certainty of closing to the PAE stockholders;

•

the oral opinion of Morgan Stanley rendered to the Board, subsequently confirmed in writing, that as of October 24, 2021 and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in the written opinion, the merger consideration was fair from a financial point of view to such holders, as set forth in such opinion as more fully described in the section of this proxy statement titled “Opinion of Financial Advisors—Opinion of Morgan Stanley & Co. LLC” beginning on page 47;

•

the oral opinion of Raymond James rendered to the Board, subsequently confirmed in writing, that as of October 24, 2021 and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Raymond James as set forth in the written opinion, the merger consideration to be received by the PAE common stockholders (other than holders of excluded shares and dissenting) was fair, from a financial point of view to such holders, as set forth in such opinion, as more fully described in the section of this proxy statement titled “Opinion of Financial Advisors—Opinion of Raymond James” beginning on page 55;

•

the fact that the merger consideration is all cash, which provides certainty of value, while eliminating the effect of long-term business and execution risk to the PAE stockholders, compared to continuing to operate PAE as a stand-alone entity;

•

the fact that the price per share of $10.05, without interest and less any applicable withholding taxes, represents an approximately 70% premium based on the closing price per share of our common stock as of October 22, 2021;

•

the fact that the price per share of $10.05, without interest and less any applicable withholding taxes, was a premium of approximately 68% and 47% over the volume-weighted average closing price of a share of our common stock during the thirty trading days and sixty trading days, respectively, ended October 22, 2021;

•	the fact that the merger consideration will be taxable for U.S. federal income tax purposes;

•

the fact that Parent is financing the merger consideration with a combination of (i) cash on hand, (ii) debt financing to be provided by certain financial institutions as incremental facilities pursuant to an amendment to its existing credit agreement (further described in the section of this proxy statement titled “The Merger—Financing the Merger” beginning on page 66) and (iii) equity financing to be provided by the funds (as defined, and as further described, in the section of this proxy statement titled “The Merger—Financing the Merger” beginning on page 66);

•

the risk that, while the consummation of the merger is not subject to a “financing condition”, the financing contemplated by the debt commitment letter and the equity commitment letter for the consummation of the merger might not be obtained;

•

PAE’s right to solicit other offers during the “go-shop” period as further summarized in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77;

•

PAE’s ability to continue discussions with certain parties regarding other offers after the end of the “go-shop” period as further summarized in the section of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77;

•

the fact that, subject to certain exceptions, following the expiration of the “go-shop” period and for the duration of the customary “no-shop” period, the merger agreement precludes PAE from soliciting competing company acquisition proposals and obligates PAE (or its successor) to pay Parent a termination fee equal to $30,000,000, which could discourage the making of a competing company acquisition proposal or adversely impact the price offered in such a proposal, as described in the sections titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77 and “The Merger Agreement—The “No-Shop” Period— No Solicitation of Other Offers” beginning on page 80;

•

the Board’s right, under certain circumstances, to withdraw, withhold, qualify or modify its recommendation that the PAE stockholders adopt the merger agreement in a manner adverse to Parent or Merger Sub, as described in the section of this proxy statement titled “The Merger Agreement—Board Recommendation Change” beginning on page 77;

•

the fact that PAE would be permitted, under circumstances described in the merger agreement, to terminate the merger agreement in order to enter into an agreement with respect to a superior proposal (as defined in the section titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change”) after giving Parent the opportunity to amend the terms and conditions of the merger agreement so that such proposal no longer constitutes a superior proposal and upon payment of a termination fee equal to $15,000,000 or $30,000,000, as described in the sections of this proxy statement titled “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on page 77 and “The Merger Agreement—The “No-Shop” Period—No Solicitation of Other Offers” beginning on page 80;

•

the obligation of Parent to pay PAE an $80,000,000 reverse termination fee if the merger agreement is terminated in accordance with its terms as a result of Parent’s breach of the merger agreement or Parent fails to consummate the closing as and when required by the terms of the merger agreement, as described in the sections of this proxy statement titled “The Merger Agreement—Parent Termination Fee” beginning on page 89, and the fact that PAE’s remedy in the event of the termination of the merger agreement in certain scenarios would be limited to receipt of the Parent termination fee;

•

PAE’s inability to seek specific performance to require Parent or Merger Sub to consummate the closing if debt financing is not then available, and the fact that PAE’s sole remedy in connection with the merger agreement in such scenario, even for a breach by Parent or Merger Sub that is deliberate or willful, would be limited to the Parent termination fee that is payable in certain circumstances, as described in the sections of this proxy statement titled “The Merger Agreement—Sole and Exclusive Limitations of Liability” beginning on page [●] and “The Merger Agreement—Specific Performance” beginning on page [●];

•

the possible negative effects of the merger and public announcement of the merger on PAE’s financial performance, operating results and stock price and PAE’s relationships with customers, suppliers, distributors, other business partners, management and employees;

•

the fact that the merger agreement imposes restrictions on the conduct of PAE’s business in the pre-closing period, which may adversely affect PAE’s business in the event the merger is not completed (including by delaying or preventing PAE from pursuing business opportunities that may arise or precluding actions that would be advisable if PAE were to remain a stand-alone independent publicly traded company), as described in the section of this proxy statement titled “The Merger Agreement—Conduct of Our Business Pending the Merger” beginning on page 76;

•

the risks involved with the merger and the likelihood that PAE and Parent will be able to complete the merger, the possibility that the merger might not be consummated (including because of failure to obtain the required antitrust clearances) and PAE’s prospects going forward without the combination with Parent;

•

the substantial transaction expenses to be incurred in connection with the merger and the negative impact of such expenses on PAE’s cash reserves and operating results should the merger not be completed, including any expenses resulting from any litigation relating to the merger;

•

all known interests of directors and executive officers of PAE in the merger that may be different from, or in addition to, their interests as PAE stockholders or the interests of PAE’s other stockholders generally, as described in the section of this proxy statement titled “The Merger—Interests of Certain Persons in the Merger” beginning on page 63;

•	the availability of appraisal rights to PAE stockholders in connection with the merger; and

•	all other factors the Board deems relevant.

The foregoing discussion of the factors considered by the Board is not intended to be exhaustive, but includes the material factors considered by the Board. In view of the variety of factors considered in connection with its evaluation of the merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented.

Portions of this explanation of the reasons for the merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

The Board unanimously recommends that you vote “FOR” the merger proposal.

Certain Prospective Financial Information

PAE does not, as a matter of course, disclose forecasts or projections of its expected future financial performance or position because of, among other things, the inherent difficulty of accurately predicting financial performance for future periods and the possibility that the underlying assumptions and estimates may prove incorrect. However, in connection with PAE’s evaluation of the merger, management prepared certain financial forecasts regarding PAE for the calendar years from 2021 to 2025.

In connection with discussions between PAE and Parent regarding a potential acquisition of PAE by affiliates of Parent, management prepared non-public financial projections and operating data for PAE as a stand-alone company, without giving effect to the merger, that included (i) an unaudited forecast, which we refer to as “management case 1” and (ii) an additional unaudited forecast, which we refer to as “management case 2”. Management case 1 was initially prepared by management as of July 12, 2021 and revised as of September 28, 2021, with such revisions made primarily to reflect the impact of the Taliban takeover of Afghanistan and the loss of a contract with U.S. Customs and Border Protection. Management case 2 was prepared as of October 14, 2021 and contained revisions to management case 1 primarily to reflect the impact of recent new business losses, ongoing protests of recompete losses, and margin trends on new business. We also included in each of the projections run-rate 2021E EBITDA, which reflects an adjustment of $22.4 million for year to date actual numbers to reflect the impact of the Taliban takeover of Afghanistan and the loss of a contract with U.S. Customs and Border Protection. We refer to management case 1 and management case 2 collectively as the “management projections”. The management projections were based solely upon information available to management at the time of their preparation. After October 14, 2021, management did not update the management projections to take into account a variety of detailed assumptions or other matters that have changed since the preparation of the management projections, such as PAE’s actual 2021 year-to-date financial performance, changes to general industry or economic conditions, geopolitical matters, or the restrictions on the conduct of PAE’s business imposed by the terms of the merger agreement.

In connection with negotiations with Parent, management provided Parent with the projections contained in management case 1. Such projections were provided by management to Parent with a view to showing the potential performance of PAE, subject to certain assumptions reflected therein.

The management projections were provided to and considered by the Board in connection with its evaluation of the potential merger with Parent and the offer price in comparison to PAE’s other strategic alternatives, including continuing to operate as a stand-alone independent publicly traded company. The management projections were provided to Morgan Stanley and Raymond James. In addition, Morgan Stanley and Raymond James were directed to consider certain identified projections based on reports generated by Wall Street analysts, excluding reports that were issued prior to the fall of Kabul, the capital of Afghanistan, to the Taliban on August 15, 2021, which we refer to as the “street case projections.” At PAE’s direction, Morgan Stanley and Raymond James used the management projections and the street case projections as the basis for certain of their respective financial analyses of PAE as summarized below under “ —Opinions of PAE’s Financial Advisors” (and the management projections and street case projections were the only financial projections with respect to PAE used by Morgan Stanley and Raymond James in rendering their respective opinions).

The management projections and street case projections were not prepared with a view toward public disclosure, and the inclusion of summaries of the management projections and street case projections below should not be regarded as an indication that any of PAE, Parent or any other recipient of this information considered, or now considers such information to be necessarily predictive of actual future results.

In addition, the management projections and street case projections were not prepared on a basis designed to comply with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants with respect to the preparation and presentation of projections or U.S. GAAP. The management projections and street case projections included in this proxy statement have been prepared by, and are the responsibility of, management. Neither PAE’s independent registered public accounting firm nor any other independent accountants, has compiled, examined or performed any procedures with respect to the management projections and street case projections summarized below, nor expressed any opinion or any other form of assurance with respect to this information or its achievability. The reports of the independent registered public accounting firms included or incorporated by reference in this proxy statement relate to historical financial statements and they do not extend to the management projections or street case projections and should not be read to do so.

In light of the foregoing factors and the uncertainties inherent in the management projections and street case projections, PAE stockholders are cautioned not to place undue, if any, reliance on the management projections and street case projections. Although presented with numerical specificity, the management projections and street case projections reflect the use of variables, estimates and assumptions that are inherently uncertain, susceptible to multiple interpretations and may be beyond the control of PAE, and which may prove not to have been, or to no longer be, accurate. While in the view of management, the management projections and street case projections were developed on bases that were reasonable at the time of their preparation, the management projections and street case projections are subject to many risks and uncertainties. Important factors that may affect actual results and cause actual results to differ materially from the management projections and street case projections include, but are not limited to, risks and uncertainties relating to PAE’s businesses (including the effects that the pending merger may have on PAE’s business), industry performance, the regulatory environment, general business and economic conditions, market and financial conditions, tax rates, transactions or events that were not anticipated at the times the management projections and street case projections were prepared, various risks set forth in PAE’s reports filed with the SEC, and other factors described or referenced in the section titled “Cautionary Statement Regarding Forward-Looking Statements” and in the section titled “Risk Factors”.

The management projections and street case projections also do not take into account any circumstances, transactions or events occurring after the dates the management projections and street case projections were prepared. Accordingly, actual results have differed and will likely continue to differ, and may differ materially, from those contained in the management projections and street case projections.

None of PAE, Parent or their respective affiliates, officers, directors, or other representatives (including Morgan Stanley and Raymond James) gives any PAE stockholder, or any other person, any assurance that management projections will be realized, or that future financial results of PAE will not differ materially from the management projections or street case projections, and, except as otherwise required by law, none of them undertakes any obligation to update or otherwise revise or reconcile the management projections or street case projections to reflect circumstances after the dates the management projections and street case projections were prepared, or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the management projections or street case projections are shown to be in error.

No one has made or makes any representation to any PAE stockholder, or any other person, regarding, nor assumes any responsibility for the validity, reasonableness, accuracy or completeness of, the management projections and street case projections. You are cautioned not to rely on the management projections or the street case projections. The inclusion of the summaries of the management projections and street case projections below should not be regarded as an indication that PAE, Parent or any of their respective representatives considered, or now considers, such summaries to be material or to be a reliable prediction of actual future results. The management projections and street case projections have not been included to influence PAE stockholders’ decision to vote for the merger proposal.

The summaries of the management projections and street case projections included below cover multiple years, and this information by its nature becomes subject to greater uncertainty with each successive year. The management projections and street case projections should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in this proxy statement and PAE’s public filings with the SEC incorporated by reference herein.

The following tables present summaries of the management projections and the street case projections. The dollar amounts below are in U.S. dollars and in millions.

Management and Street Case Projections

	2021						2022			2023			2024			2025
	Management						Management			Management			Management			Management
	Case 1		Case 2		Street Case(1)		Case 1	Case 2	Street Case	Case 1	Case 2	Street Case	Case 1	Case 2	Street Case	Case 1	Case 2	Street Case
Sales	2,841		2,841		2,980		2,823	2,794	2,832	3,127	3,098	2,948	3,332	3,304	3,007	3,526	3,497	3,067
EBITDA(2)	187	(3)	187	(3)	193	(3)	176	163	175	182	160	187	198	168	190	216	179	194
UFCF	134		125		118		125	101	125	125	106	135	140	115	139	154	124	142

(1)	Street Case is per street consensus, excluding reports prior to the fall of Kabul, Afghanistan on August 15, 2021.
(2)	EBITDA is net of $14.2 million of stock-based compensation expense.
(3)

Each of the projections also included run-rate 2021E EBITDA, which reflects an adjustment of $22.4 million for year to date actual numbers to reflect the impact of the Taliban takeover of Afghanistan and the loss of a contract with U.S. Customs and Border Protection. Run-rate 2021E EBITDA was $164, $164, and $170, for management case 1, management case 2, and the street case projections, respectively.

Fairness Opinion of Morgan Stanley & Co. LLC

The Board retained Morgan Stanley to provide it with financial advisory services and a financial opinion in connection with the possible sale of the Company. The Board selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation, knowledge of and involvement in recent transactions in the Company’s industry and knowledge of the Company’s business and affairs. At the meeting of the Board on October 24, 2021, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion dated as of October 24, 2021, that as of the date of such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in the written opinion, the merger consideration was fair from a financial point of view to PAE stockholders.

The full text of the written opinion of Morgan Stanley, dated as of October 24, 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its fairness opinion, is attached to this proxy statement as Annex B and is incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addressed only the fairness from a financial point of view of the merger consideration as of the date of the opinion and did not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Such opinion was not intended to, and does not, constitute advice or a recommendation as to how the PAE stockholders should vote at any stockholders’ meeting that may be held in connection with the merger or whether the stockholders should take any other action in connection with the merger. The summary of the opinion of Morgan Stanley set forth below is qualified in its entirety by reference to the full text of the opinion.

In connection with rendering its opinion, Morgan Stanley, among other things:

•	reviewed certain publicly available financial statements and other business and financial information of the Company;

•	reviewed certain internal financial statements and other financial and operating data concerning the Company;

•

reviewed certain financial projections with respect to the Company that were (i) prepared by management (the “Company financial projections”), and (ii) generally derived from a consensus of selected Wall Street equity research financial forecasts identified by management, which forecasts were extrapolated for certain fiscal years based on the Company’s guidance (the “Company street forecasts”);

•	discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

•	reviewed the reported prices and trading activity for the PAE common stock;

•

compared the financial performance of the Company and the prices and trading activity of the PAE common stock with that of certain other publicly-traded companies comparable with the Company, and their securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in certain discussions and negotiations among representatives of the Company and Parent and their respective financial and legal advisors;

•

reviewed the merger agreement, the draft debt commitment letter from certain lenders substantially in the form of the draft dated October 23, 2021 and the draft equity commitment letter from affiliates of each of Lindsay Goldberg and American Securities substantially in the form of the draft dated October 23, 2021 and certain related documents; and

•	performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by the Company, and formed a substantial basis for its opinion. At the Company’s direction, Morgan Stanley’s analysis relating to the business and financial prospects for the Company for purposes of its opinion was made on the basis of the Company financial projections and the Company street forecasts, the use of each of which by Morgan Stanley was approved by the Company. Morgan Stanley was advised by the Company, and assumed, with the Company’s consent, that the Company financial projections reflected the best currently available estimates of the future financial performance of the Company, and that the Company street forecasts were a reasonable basis upon which to evaluate the business and financial prospects of the Company. Morgan Stanley was instructed by the Company to consider all of the Company financial projections and the Company street forecasts equally in its analyses. Morgan Stanley expressed no view as to the Company financial projections or the Company street forecasts or the assumptions on which they were based, including the selection of the analyst forecasts from which the Company street forecasts were derived.

In addition, Morgan Stanley assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain financing in accordance with the terms set forth in the debt commitment letter and equity commitment letter and that the definitive merger agreement would not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the merger, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the merger that would be material to its analysis. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the merger consideration. Morgan Stanley did not make any independent valuation or appraisal of the Company’s assets or liabilities, nor was it furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley, as of October 24, 2021. Events occurring after October 24, 2021 may affect its opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

Summary of Financial Analyses

The following is a summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated October 24, 2021 to the Board. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 18, 2021. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.

In performing the financial analysis summarized below and arriving at its opinion, Morgan Stanley used and relied upon both the Company financial projections and Company street forecasts, which are more fully described in the section of this proxy statement titled “The Merger—Certain Prospective Financial Information” beginning on page 45. At the direction of the Board, Morgan Stanley used the Company financial projections and Company street forecasts in its valuation analysis.

Trading Multiples Analysis

Morgan Stanley performed a trading multiples analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared certain financial estimates for the Company with comparable publicly available consensus equity analyst research estimates for companies, selected based on Morgan Stanley’s professional judgment and experience, that operate in the government services industry, share similar business characteristics and have certain comparable operating characteristics (these companies are referred to herein as the “comparable companies”). These companies were the following:

Small Government Services Peer	Other Government Services Peers
Vectrus Inc.	Jacobs Engineering Group Inc.
Leidos Holding Inc.
Booz Allen Hamilton Holding Corp.
CACI International Inc.
Science Applications International Corp.
KBR, Inc.
Parsons Corp.
ManTech International Corp.

For purposes of this analysis, Morgan Stanley analyzed the ratio of aggregate value (“AV”) (which Morgan Stanley defined as (i) fully diluted market capitalization, plus (ii) preferred stock, plus (iii) non-controlling interest, plus (iv) total debt, plus (v) capital leases and less (vi) cash and cash equivalents) to estimated earnings before interest, taxes, depreciation, and amortization (“EBITDA”), based on Capital IQ consensus estimates as of October 18, 2021, for calendar years 2021 and 2022, of each of these comparable companies. Operating leases were excluded from AV.

The following table presents the results of this analysis for the companies reviewed:

	AV / 2021E	AV / 2022E
Comparable Company	EBITDA(1)	EBITDA(1)
Small Government Services Peer
Vectrus Inc.	7.9x	6.8x
Other Government Services Peers
Booz Allen Hamilton Holding Corp.	15.1x	13.8x
CACI International Inc.	13.2x	11.7x
Jacobs Engineering Group Inc.	16.1x	13.1x
KBR, Inc.	12.8x	11.7x
Leidos Holding Inc.	12.9x	12.1x
ManTech International Corp.	13.2x	12.7x
Parsons Corp.	13.6x	12.1x
Science Applications International Corp.	11.5x	11.0x
Median(2)	13.2x	12.1x

(1)	Aggregate value for peers excludes operating leases
(2)	Median excludes Vectrus Inc.

Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience (which included weighting more heavily the Small Government Services Peer which Morgan Stanley deemed most comparable to the Company in the relevant metrics), Morgan Stanley selected a representative range of aggregate value to EBITDA multiples and applied this range of multiples to the estimated relevant metric for the Company for the Company financial projections and Company street forecasts.

Based on the estimated outstanding shares of Company common stock on a fully diluted basis as of October 18, 2021 using the treasury stock method (including adjusting the exercise price of outstanding Company warrants in accordance with the warrant agreement assuming a price per share of $10.05 as provided by management, Morgan Stanley calculated the estimated implied value per share, rounded to the nearest $0.25, as follows:

Selected Multiple Range	Metric (MM)		Implied Price Per Share ($)
Run-Rate 2021E EBITDA: 8.0x – 10.0x
Management Case 1	$164	(1)	$5.00 - $8.50
Management Case 2	$164	(1)	$5.00 - $8.50
Street Case	$170	(1)	$5.50 - $9.00
2022E EBITDA: 7.5x – 9.5x
Management Case 1	$176		$5.00 - $8.75
Management Case 2	$163		$4.00 - $7.50
Street Case	$175		$5.00 - $8.50

(1)

Run-Rate 2021E EBITDA reflects an adjustment of $22.4 million for year to date actual numbers to reflect the impact of the Taliban takeover of Afghanistan and the loss of a contract with U.S. Customs and Border Protection.

Morgan Stanley observed that the ranges of estimated implied values per share of the Company common stock using 2021E EBITDA from the Company financial projections and the Company street forecast, without the adjustment of $22.4 million for year to date actual numbers to reflect the impact of the Taliban takeover of Afghanistan and the loss of a contract with U.S. Customs and Border Protection, were $7.00 - $10.25 per share and $7.50 - $10.75 per share, respectively.

The ranges of estimated implied values per share of the Company common stock were compared to the closing price of Company common stock on Nasdaq on October 18, 2021 of $5.81 per share and the merger consideration of $10.05 per share.

No company utilized in the public trading comparables analysis is identical to the Company. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, geo-political, economic, market and financial conditions and other matters, many of which are beyond the Company’s control. These include, among other things, the impact of competition on the Company’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of the Company and the industry, and in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.

Discounted Equity Value Analysis

Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into a theoretical estimate of the future implied value of a company’s common equity as a function of such company’s estimated future earnings and a theoretical range of trading multiples. The resulting estimated future implied value is subsequently discounted back to the present day at the company’s cost of equity in order to arrive at an illustrative estimate of the present value for the company’s theoretical future implied stock price.

Using the Company financial projections and Company street forecast, Morgan Stanley calculated ranges of implied equity values per common share for the Company as of October 18, 2021. In arriving at the estimated implied equity values per common share of the Company, Morgan Stanley applied a next twelve months (“NTM”) AV/EBITDA ratio range of 8.0x to 10.0x to the Company’s 2024 Adjusted EBITDA based on the Company financial projections and Company street forecast. Morgan Stanley then discounted the resulting implied future share price to October 18, 2021 at a discount rate equal to the Company’s assumed cost of equity of 10.6%. Cost of equity was calculated using the Capital Asset Pricing Model (“CAPM”). The CAPM takes into account market risk premium, risk-free rate and beta of the underlying stock. Based on these calculations, this analysis implied the following per share value ranges, rounded to the nearest $0.25, for the Company common stock:

Selected Multiple Range	Metric (MM)	Implied Price Per Share ($)
CY2024E NTM AV / EBITDA : 8.0x – 10.0x
Management Case 1	$198	$8.75 - $11.50
Management Case 2	$168	$6.75 - $ 9.25
Street Case	$190	$8.50 - $11.00

The ranges of estimated implied values per share of the Company common stock were compared to the closing price of Company common stock on Nasdaq on October 18, 2021 of $5.81 per share and the merger consideration of $10.05 per share.

Discounted Cash Flow Analysis

Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of such company. Morgan Stanley calculated a range of equity values per share of the PAE common stock based on a discounted cash flow analysis to value the Company as a stand-alone entity. Morgan Stanley utilized estimates from the Company financial projections and Company street forecast for purposes of its discontinued cash flow analysis, as more fully described below.

Morgan Stanley calculated the net present value of the unlevered free cash flows of the Company for the fiscal third and fourth quarters of 2021 through 2025 using the information set forth in the Company financial projections and Company street forecast. Based on perpetuity growth rates ranging from (1.0%) to 1.0%, which Morgan Stanley selected based upon the application of its professional judgment and experience, Morgan Stanley calculated terminal values in the year 2025. The free cash flows and terminal values were discounted to present values, using a mid-year convention, as of June 30, 2021 at a discount rate ranging from 7.2% to 8.3%, which discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of the Company’s weighted average cost of capital. Based on the estimated outstanding shares of PAE common stock on a fully diluted basis as of October 18, 2021 using the treasury stock method (including adjusting the strike price of outstanding Company warrants in accordance with the warrant agreement assuming a price of $10.05 per share) as provided by management, Morgan Stanley calculated the estimated implied value per share, rounded to the nearest $0.25, of Company common stock as follows:

Implied Price Per Share ($)
Management Case 1	$10.00 - $13.75
Management Case 2	$7.25 - $10.25
Street Case	$9.00 - $12.00

The ranges of estimated implied values per share of the Company common stock were compared to the closing price of Company common stock on Nasdaq on October 18, 2021 of $5.81 per share and the merger consideration of $10.05 per share.

Precedent Transactions Analysis

Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on financial terms of selected transactions. Morgan Stanley compared publicly available and management-provided statistics for certain technical services transactions that were announced since 2016 and that were selected based on Morgan Stanley’s professional judgment and experience. Morgan Stanley selected such comparable transactions because they shared certain characteristics with the merger.

Morgan Stanley reviewed the transactions below for, among other things, the ratio of the aggregate value of each transaction to each target company’s EBITDA for the 12-month period prior to the transaction announcement date (“LTM EBITDA”). Based on its analysis of the relevant metrics and time frame for each of the transactions, and upon the application of its professional judgment and experience, Morgan Stanley applied the implied financial multiples of these transactions to the Company’s run-rate 2021E EBITDA of $164 million, as set forth in the Company financial projections, resulting in the following range of implied prices per share, each rounded to the nearest $0.25:

Acquiror	Target	AV/LTM EBITDA Multiple	Implied Price Per Share ($)
KBR, Inc.	Honeywell Technology Solutions, Inc.	6.3x	$ 2.25
Platinum Equity LLP	PAE Inc.	7.0x	$ 3.25
Amentum Holdings LLC	DynCorp International	7.5x	$ 4.25
Gores Holdings III, Inc.	PAE Inc.	9.6x	$ 7.75
Affiliates of American Securities LLC and Lindsay Goldberg LLC	AECOM Management Services	11.6x	$10.75

The range of estimated implied values per share, rounded to the nearest $0.25, of the Company common stock was compared to the closing price of Company common stock on Nasdaq on October 18, 2021 of $5.81 per share and the merger consideration of $10.05 per share.

No company or transaction utilized in the precedent transactions analysis is identical to the Company or the merger. In evaluating the precedent transactions, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond the Company’s control. These include, among other things, the impact of competition on the Company’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of the Company and the industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared. The fact that points in the range of implied present value per share of the Company derived from the valuation of precedent transactions were less than or greater than the merger consideration is not necessarily dispositive in connection with Morgan Stanley’s analysis of the merger consideration, but is one of many factors Morgan Stanley considered.

Other Information

Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion, but which were noted as reference data for the Board.

Historical Trading Ranges

For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed the trading range with respect to the historical share prices of the PAE common stock.

Morgan Stanley reviewed the range of closing prices of the PAE common stock for the 52-week period ending on October 18, 2021. Morgan Stanley observed the following:

52-Week Trading Range	Range of Trading Prices ($)
September 24, 2021 (Low) - December 1, 2020 (High)	$5.62 - $10.70

Morgan Stanley observed that the high trading price of the PAE common stock since the Taliban forces took control of Kabul on August 15, 2021 was $7.76.

Equity Research Analysts’ Price Targets

For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed the one-year forward price targets for the PAE common stock prepared and published by equity research analysts (i) on or prior to August 15, 2021 (the date on which Taliban forces took control of Kabul, Afghanistan’s capital), and (ii) between August 16, 2021 and October 18, 2021. The one-year forward price targets reflected each analyst’s estimate of the future public market trading price of the Company common stock. The range of undiscounted one-year forward price targets for the PAE common stock on or prior to August 15, 2021 was $10.50 to $15.00 per share. The range of undiscounted one-year forward price targets for the PAE common stock between August 16, 2021 and October 18, 2021 was $8.00 per share. Morgan Stanley then discounted these ranges for one year at a rate of 10.6%, which rate was selected based on the Company’s estimated cost of equity, upon the application of Morgan Stanley’s professional judgment. The range of discounted one-year forward price targets was $9.49 to $13.56 per share, on or prior to August 15, 2021, and $7.23 per share between August 16, 2021 and October 18, 2021.

The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the PAE common stock, and these estimates are subject to uncertainties, including the Company’s future financial performance and future financial market conditions.

General

In connection with the review of the merger by the Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of the Company. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond the Company’s control. These include, among other things, the impact of competition on the Company’s business and the industry generally, industry growth, and the absence of any adverse material change in the Company’s financial condition and prospects and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the merger consideration and in connection with the delivery of its opinion, dated October 24, 2021, to the Board. These analyses do not purport to be appraisals or to reflect the prices at which shares of the PAE common stock might actually trade.

The merger consideration was determined through arm’s-length negotiations between the Company and Parent and was approved by the Board. Morgan Stanley provided advice to the Board during these negotiations but did not, however, recommend any specific consideration to the Company or the Board, nor did Morgan Stanley opine that any specific consideration constituted the only appropriate consideration for the merger. Morgan Stanley’s opinion did not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley’s opinion was not intended to, and does not, constitute advice or a recommendation as to how the PAE stockholders should vote at any stockholders’ meeting that may be held in connection with the merger, or whether the stockholders should take any other action in connection with the merger.

Morgan Stanley’s opinion and its presentation to the Board was one of many factors taken into consideration by the Board to approve and adopt the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Board with respect to the consideration pursuant to the merger agreement or of whether the Board would have been willing to agree to different consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.

The Board retained Morgan Stanley based on Morgan Stanley’s qualifications, expertise and reputation, knowledge of and involvement in recent transactions in the Company’s industry and knowledge of the Company’s business and affairs. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading and prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Parent and its affiliates or any other company, or any currency or commodity, that may be involved in the merger, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with the Company in connection with the merger, may have committed and may commit in the future to invest in private equity funds managed by Parent, Platinum Equity, Parent or any of their respective affiliates.

Under the terms of its engagement letter, Morgan Stanley provided the Company with financial advisory services and a financial opinion, described in this section and attached to this proxy statement as Annex B, in connection with the merger, and the Company has agreed to pay Morgan Stanley a fee of approximately $14.2 million for its services, $1.5 million of which became due and payable at the time Morgan Stanley delivered its opinion and the remainder of which is contingent upon the consummation of the merger. The Company has also agreed to reimburse Morgan Stanley for certain of its expenses, including fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, the Company has agreed to indemnify Morgan Stanley and its affiliates, its and their respective directors, officers, agents and employees and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses relating to, arising out of or in connection with Morgan Stanley’s engagement.

In the two years prior to the date of its opinion, Morgan Stanley or its affiliates have provided the Company with financing services and have received less than approximately $2 million in fees in connection with such services during such time. In the two years prior to the date of its opinion, Morgan Stanley or its affiliates have provided Parent with financing services and have received less than approximately $2 million in fees in connection with such services during such time. In addition, in the two years prior to the date of its opinion, Morgan Stanley or its affiliates have provided financial advisory and financing services for Platinum Equity and certain majority-controlled affiliates and portfolio companies of Platinum Equity (collectively, the “Platinum related entities”), Lindsay Goldberg and certain majority-controlled affiliates and portfolio companies of Lindsay Goldberg (collectively, the “LG related entities”), and American Securities and certain majority-controlled affiliates and portfolio companies of American Securities (collectively, the “American related entities”) and have received aggregate fees of between $55 million to $65 million, between $30 million to $50 million and between $10 million to $20 million, respectively, in connection with such services during such time. As of the date of its opinion, Morgan Stanley or an affiliate thereof was a lender to the Company, an affiliate of Parent, Platinum Equity, certain Platinum related entities and certain American related entities, and acted as administrative agent with respect to credit facilities of Platinum Equity, certain Platinum related entities, certain American related entities, certain LG related entities, and certain American related entities. Morgan Stanley may also seek to provide financial advisory and financing services to Parent, Platinum Equity, LG related entities, American related entities, and the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Summary of Opinion of Raymond James & Associates, Inc. to PAE Incorporated’s Board of Directors

At the October 24, 2021 meeting of the Board, representatives of Raymond James & Associates, Inc. (which we refer to as “Raymond James”) rendered Raymond James’ oral opinion (which was subsequently confirmed by delivery of a written opinion dated as of October 24, 2021), as to the fairness, based upon market, economic, financial and other circumstances and conditions existing and disclosed to Raymond James as of October 24, 2021, from a financial point of view of the merger consideration to be received by the PAE common stockholders (other than holders of excluded shares and dissenting shares), based upon and subject to the qualifications, assumptions, limitations, and other matters considered in connection with the preparation of its opinion.

The full text of the written opinion of Raymond James, dated October 24, 2021, which sets forth, among other things, the various qualifications, assumptions and limitations on the scope of the review undertaken, is attached as Annex C to this proxy statement. Raymond James provided its opinion for the information and assistance of the Board (solely in its capacity as such) in connection with, and for purposes of, its consideration of the merger and its opinion only addresses whether the merger consideration to be received by the PAE common stockholders (other than holders of excluded shares and dissenting shares) was fair, from a financial point of view, to such holders. The opinion of Raymond James did not address any other term or aspect of the merger agreement or the merger or any other transactions contemplated. Such opinion does not constitute a recommendation to the Board or any PAE stockholder as to how the Board, such stockholder or any other person should vote or otherwise act with respect to the merger or any other matter.

Discussion of Opinion of Raymond James & Associates, Inc. to the Board

The full text of the written opinion of Raymond James is attached as Annex C to this proxy statement. The summary of the opinion of Raymond James set forth in this proxy statement is qualified in its entirety by reference to the full text of such written opinion. PAE stockholders are urged to read this opinion in its entirety. The opinion of Raymond James speaks only as of the date of the opinion and does not reflect any developments that may occur or may have occurred after the date of such opinion and prior to the consummation of the merger.

Effective October 22, 2021, the Company retained Raymond James to deliver to the Board an opinion as to the fairness, from a financial point of view, of the merger consideration to be received by the PAE common stockholders. Raymond James did not serve as financial advisor to the Company with respect to the merger.

At the October 24, 2021 meeting of the Board, representatives of Raymond James rendered their oral opinion, as to the fairness, based upon market, economic, financial and other circumstances and conditions existing and disclosed to them as of October 24, 2021, from a financial point of view to the PAE common stockholders (other than excluded shares and dissenting shares), of the merger consideration to be received by such holders, based upon and subject to the qualifications, assumptions, limitations and other matters considered in connection with the preparation of its opinion. Subsequently, and on the same day, Raymond James confirmed its oral opinion by delivering to the Board its written opinion (hereinafter referred to as the “opinion”) dated October 24, 2021, which is attached as Annex C to this proxy statement.

Raymond James provided its opinion for the information of the Board (solely in its capacity as such) in connection with, and for purposes of, its consideration of the merger, and Raymond James’ opinion only addresses whether the merger consideration was fair, from a financial point of view, to the PAE common stockholders (other than excluded shares and dissenting shares). The opinion of Raymond James does not address any other term or aspect of the merger agreement or the merger or any other transaction contemplated thereby. The Raymond James opinion does not address the relative merits of the merger as compared to another business or financial strategy which may be or may have been available to the Company nor does it constitute a recommendation to the Board, to any PAE stockholder or any holder of other Company securities including rights to acquire Company securities as to how the Board, such PAE stockholder or other securities holder or any other person should vote or otherwise act with respect to the merger or any other matter.

In connection with its review of the merger and the preparation of its opinion, Raymond James, among other things:

•

reviewed the financial terms and conditions as stated in the draft, dated October 23, 2021, of the Agreement and Plan of Merger among Parent, Merger Sub and the Company (which we refer to as the “draft merger agreement”);

•

reviewed certain information related to the historical condition and prospects of the Company, as made available to Raymond James by or on behalf of the Company, including, but not limited to, the management projections set forth in the section of this proxy statement titled “The Merger—Certain Prospective Financial Information” beginning on page 45, and the street case projections set forth in such section (together with the management projections, the “projections”);

•	reviewed the Company’s audited and unaudited financial statements on file with the SEC for the Company fiscal year ended December 31, 2020; and the six months ended June 30, 2021;

•	reviewed certain other disclosure set forth in the Company’s recent public filings on file with the SEC;

•	reviewed the financial and operating performance of the Company and those of other selected public companies, including their respective trading multiples, that it deemed to be relevant;

•	considered the publicly available financial terms of certain transactions it deemed to be relevant;

•

reviewed the current and historical market prices and trading activities for the Company’s common stock, and the current market prices of the publicly traded securities of certain other companies that it deemed to be relevant;

•

reviewed a certificate dated October 24, 2021 addressed to Raymond James from a member of senior management of the Company certifying, among other things, the accuracy of information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of the Company; and

•

discussed with members of senior management of the Company certain information relating to the aforementioned including, without limitation, senior management’s assessment of the Company’s past and current financial condition and operations, its future prospects and any other matters which it has deemed relevant to its inquiry.

With the Company’s consent, Raymond James assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of the Company, or otherwise reviewed by or discussed with Raymond James, and Raymond James did not undertake any duty or responsibility to, nor did Raymond James, independently verify any of such information. Raymond James did not make or obtain an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company. With respect to the projections and any other information and data provided to or otherwise reviewed by or discussed with Raymond James, Raymond James, with the Company’s consent, assumed that the projections and such other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management as to the expected future results and condition of the Company, and Raymond James relied upon the Company to advise Raymond James promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. Raymond James expressed no opinion with respect to the projections or the assumptions on which they were based. Raymond James assumed that the final form of the merger agreement would be substantially similar to the draft merger agreement reviewed by Raymond James, and that the merger would be consummated in accordance with the terms of the merger agreement without waiver of or amendment to any of the conditions thereto. Furthermore, Raymond James assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the merger agreement were true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the merger agreement without being waived. Raymond James also relied upon and assumed, without independent verification, that (i) the merger would be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the merger or the Company that would be material to its analysis or opinion.

Raymond James expressed no opinion as to the underlying business decision to effect the merger, the structure or tax consequences of the merger, or the availability or advisability of any alternatives to the merger. The Raymond James opinion is limited to the fairness, from a financial point of view, of the merger consideration to the PAE common stockholders (other than holders of excluded shares and dissenting shares). Raymond James expressed no opinion with respect to any other reasons (legal, business, or otherwise) that may support the decision of the Board to approve or consummate the merger. Furthermore, no opinion, counsel or interpretation was intended by Raymond James on matters that require legal, accounting, regulatory or tax advice. Raymond James assumed that such opinions, counsel or interpretations had been or would be obtained from appropriate professional sources. Furthermore, Raymond James relied, with the consent of the Company, on the fact that the Company was assisted by legal, accounting, regulatory and tax advisors, and, with the consent of the Company relied upon and assumed the accuracy and completeness of the assessments by the Company and its advisors, as to all legal, accounting and tax matters with respect to the Company and the merger.

In formulating its opinion, Raymond James considered only the merger consideration to be received by the PAE common stockholders (other than holders of excluded shares and dissenting shares), and Raymond James did not consider, and its opinion did not address, the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or such class of persons, in connection with the merger whether relative to the merger consideration or otherwise. Raymond James was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (1) the fairness of the merger to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except and only to the extent expressly set forth in the last sentence of its opinion or (2) the fairness of the merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the merger amongst or within such classes or groups of security holders or other constituents). Raymond James expressed no opinion as to the impact of the merger on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due.

Material Financial Analyses

The following summarizes the material financial analyses reviewed by Raymond James with the Board at its meeting on October 24, 2021, which material was considered by Raymond James in rendering its opinion. No company or transaction used in the analyses described below is identical or directly comparable to the Company or the contemplated merger. This summary does not purport to be a complete description of the analyses or data presented to Raymond James.

The following illustrations include financial analysis summaries presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Raymond James, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Raymond James’ analyses.

Discounted Cash Flow Analysis.

Raymond James analyzed the discounted present value of the Company’s projected free cash flows for the periods ending December 31, 2021 through December 31, 2025 on a standalone basis. Raymond James calculated unlevered free cash flows, defined as earnings before interest, after taxes, plus depreciation, less capital expenditures, less investment in working capital.

The discounted cash flow analysis was based on the projections. Consistent with the periods included in the projections, Raymond James used fiscal year 2025 as the final year for the analysis and applied multiples ranging from 9.0x to 11.0x, selected by Raymond James upon the application of its professional judgment and expertise, to fiscal year 2025 EBITDA in order to derive a range of terminal values for the Company in 2025.

The projected unlevered free cash flows and terminal values were discounted using rates ranging from 8.0% to 10.0%, which range was selected, upon the application of Raymond James’ professional judgment and expertise, to reflect the weighted average after-tax cost of debt and equity capital associated with executing the Company’s business plan. This range was selected based on Raymond James’ experience and judgment and an estimate of the Company’s and its peers’ weighted average cost of capital. The resulting range of enterprise values was adjusted by the Company’s net debt (total debt and book value of non-controlling interests less the amount of cash and cash equivalents based on the information provided by management to Raymond James), and divided by the number of diluted shares outstanding in order to arrive at a range of present values per share of PAE common stock. Raymond James reviewed the range of per share prices derived in the discounted cash flow analysis and compared them to the price per share for PAE common stock implied by the merger consideration. The results of the discounted cash flow analysis are summarized below:

Management Case #1:	Equity Value / Per Share
Terminal Value EBITDA Multiple Method
Minimum	$9.18
Maximum	$13.56
Merger Consideration	$10.05

Management Case #2:	Equity Value / Per Share
Terminal Value EBITDA Multiple Method
Minimum	$6.20
Maximum	$9.83
Merger Consideration	$10.05

Street Case	Equity Value / Per Share
Terminal Value EBITDA Multiple Method
Minimum	$7.81
Maximum	$11.76
Merger Consideration	$10.05

Selected Transactions Analysis.

Raymond James analyzed publicly available information relating to nine selected acquisitions of companies with transaction enterprise values greater than $100 million that closed between January 1, 2016 to October 24, 2021 and prepared a summary of the relative valuation multiples paid in these transactions. The selected transactions used in the analysis were:

Company Name	Enterprise Value / TTM EBITDA
Acquisition of the Management Services business of AECOM by affiliates of American Securities LLC & Lindsay Goldberg LLC (Jan-2020)	11.6x
Acquisition of Engility Holdings, Inc. by Science Applications International Corp. (Jan-2019)	14.0x
Acquisition of the Global Defense Services business of Cubic Corporation by Valiant Integrated Services (May-2018)	7.6x
Acquisition of CSRA, Inc. by General Dynamics Corporation (Apr-2018)	12.0x
Acquisition of NCI, Inc. by H.I.G. Capital, LLC (Aug-2017)	9.5x
Acquisition of Camber Corporation by Huntington Ingalls Industries (Dec-2016)	9.2x
Acquisition of Honeywell Technology Solutions, Inc. by KBR, Inc. (Sep-2016)	7.1x
Acquisition of Wyle, Inc. by KBR, Inc. (Jul-2016)	8.9x
Acquisition of the National Security Solutions business of L-3 Communications by CACI International, Inc. (Feb-2016)	7.9x

Raymond James examined valuation multiples of transaction enterprise value compared to the target companies’ EBITDA, in each case for the twelve months ended prior to the closing of the transaction, where such information was publicly available. Raymond James reviewed the mean, median, low and high valuation multiples of the selected transactions and compared them to corresponding valuation multiples for the Company implied by the merger consideration. Furthermore, Raymond James applied the mean, median, low and high valuation multiples to the Company’s actual Trailing Twelve Month EBITDA (“TTM EBITDA”) to determine the implied equity price per share and then compared those implied equity values per share to the merger consideration of $10.05 per share. The results of the selected transactions analysis are summarized below:

	Enterprise Value / TTM EBITDA	Implied Per Share Equity Price
Mean	9.8x	$10.08
Median	9.2x	$9.03
Low	7.1x	$5.06
High	14.0x	$18.01
Merger Consideration	9.7x	$10.05

None of the selected transactions reviewed was identical to the merger. However, the selected transactions were chosen because certain aspects of the transactions, for purposes of Raymond James’ analysis, may be considered sufficiently similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transaction differently than they would affect the merger.

Selected Companies Analysis.

Raymond James analyzed the relative valuation multiples of six publicly-traded companies that it deemed relevant, including:

Enterprise Value / EBITDA
Company Name	CY2021E	CY2022E
ManTech International Corporation	13.6x	13.2x
Jacobs Engineering Group Inc.	15.4x	13.4x
KBR, Inc.	12.6x	11.7x
Parsons Corporation	13.9x	12.1x
Science Applications International Corporation	11.8x	11.3x
Vectrus, Inc.	8.0x	6.8x

Raymond James calculated various financial multiples for each company, including enterprise value (market value plus debt, plus preferred stock, plus minority interests, less cash and cash equivalents) compared to EBITDA, using publicly available consensus research EBITDA estimates for the selected companies for calendar years ending December 31, 2021 and 2022, referred to as CY2021E and CY2022E. The estimates published by research analysts were not prepared in connection with the merger or at the request of Raymond James and may or may not prove to be accurate. Raymond James reviewed the mean, median, low and high relative valuation multiples of the selected public companies and compared them to corresponding valuation multiples for the Company implied by the merger consideration as it relates to the projections. The results of the selected companies analysis are summarized below:

Enterprise Value / EBITDA
	CY2021E	CY2022E
Mean	12.6x	11.4x
Median	13.1x	11.9x
Low	8.0x	6.8x
High	15.4x	13.4x
Merger Consideration—Management. Case #1	9.8x	10.4x
Merger Consideration—Management Case #2	9.8x	11.2x
Merger Consideration—Street Case	9.6x	10.5x

Furthermore, Raymond James applied the mean, median, low and high relative valuation multiples for each of the metrics to the projections and determined the implied equity price per share of Company common stock and then compared those implied equity values per share to the merger consideration of $10.05 per share, without interest and less any applicable withholding taxes. The results of this are summarized below:

Management Case #1

	Enterprise Value / EBITDA
	CY2021E	CY2022E
Mean	$15.18	$11.80
Median	$16.21	$12.64
Low	$6.61	$3.65
High	$20.53	$15.31
Merger Consideration	$10.05	$10.05

Management Case #2

	Enterprise Value / EBITDA
	CY2021E	CY2022E
Mean	$15.18	$10.35
Median	$16.21	$11.12
Low	$6.61	$2.78
High	$20.53	$13.60
Merger Consideration	$10.05	$10.05

Street Case

	Enterprise Value /EBITDA
	CY2021E	CY2022E
Mean	$15.75	$11.66
Median	$16.81	$12.49
Low	$6.97	$3.57
High	$21.24	$15.15
Merger Consideration	$10.05	$10.05

Raymond James selected these six companies because Raymond James believed that, on balance, these companies, relative to other companies whose securities are listed on U.S. national securities exchanges, most closely approached the business conducted by the Company and were deemed sufficiently similar for purposes of Raymond James’ analysis. Raymond James’ selected company analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies compared and other factors that could affect the selected companies differently than they would affect the Company.

Additional Considerations.

The preparation of a fairness opinion is a complex process and is not susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, or applying undue weight to one valuation methodology over another, without considering the analyses taken as a whole, would create an incomplete view of the process underlying its opinion. In addition, Raymond James considered the results of all such analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to the significance and relevance of each analysis and factor, so the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of Raymond James as to the actual value of the Company nor an opinion as to the price at which PAE common stock should trade or will trade in the future.

In performing its analyses, Raymond James made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of the Company. The analyses performed by Raymond James are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. Such analyses were provided to the Board (solely in its capacity as such) and were prepared solely as part of the analysis of Raymond James of the fairness, from a financial point of view, the merger consideration to be received by the PAE common stockholders (other than holders of excluded shares and dissenting shares). The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty.

Neither Raymond James’ opinion nor the analyses described above should be viewed as determinative of the views of the Board or management with respect to the Company, Parent, Merger Sub and their respective affiliates, or the merger. Raymond James did not recommend any specific amount of consideration to the Board or that any specific merger consideration constituted the only appropriate consideration for the merger. The Company placed no limits on the scope of the analysis performed, or opinion expressed, by Raymond James.

The terms of the merger agreement, including the merger consideration, were determined through arm’s length negotiations among the parties to the merger agreement, and the Board’s decision to approve the merger agreement was solely that of the Board. Raymond James’ opinion was only one of many factors considered by the Board in its evaluation of the merger, and Raymond James’ opinion should not be viewed as determinative of the views of the Board or management with respect to the merger or the merger consideration.

The Raymond James opinion was necessarily based upon market, economic, financial and other circumstances and conditions existing and disclosed to it on October 24, 2021, and any material change in such circumstances and conditions may affect the opinion of Raymond James. Raymond James has no obligation to update, revise or reaffirm its opinion. Raymond James relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Raymond James that would be material to its analyses or its opinion, and that there was no information or any facts that would make any of the information reviewed by Raymond James incomplete or misleading in any material respect. As the Company was aware, there was significant uncertainty as to the potential direct and indirect business, financial, legal, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, governments, regulatory agencies, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “pandemic effects”). Raymond James expressed no opinion as to the potential impact of the pandemic effects on the analyses of Raymond James, its opinion, the merger or the Company.

During the two years preceding the date of Raymond James’ written opinion, as set forth in Raymond James’ written opinion the full text of which is attached as Annex C, Raymond James provided investment banking advisory services to the Company in connection with its debt refinancing in 2020, for which Raymond James received a fee. An affiliate of Raymond James is currently a lender to an affiliate of Platinum Equity, LLC, which is a stockholder of the Company, and the affiliate of Raymond James has received fees as a result. In connection with performing such services for the Company or its affiliates, Raymond James and/or its affiliates received compensation of approximately $1.13 million in the aggregate from the Company and its affiliates. During the two years preceding the date of Raymond James’ opinion, Raymond James has not been engaged by, performed services for or received any compensation from Parent, Merger Sub. or their respective affiliates.

For services rendered in connection with the delivery of its opinion, the Company paid Raymond James a fee of $1,000,000 upon delivery of its opinion. The Company also agreed to reimburse Raymond James for its expenses incurred in connection with its services, including the fees and expenses of its counsel, and will indemnify Raymond James against certain liabilities arising out of its engagement.

The Company retained Raymond James to provide a fairness opinion in connection with the merger based on Raymond James’ experience and reputation. Raymond James is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the ordinary course of its business, Raymond James may trade in the securities of the Company for its own account or for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to the Company and/or Parent, Merger Sub and those of their respective affiliates or other participants in the merger and their respective affiliates in the future, for which Raymond James may receive compensation.

Interests of Certain Persons in the Merger

In considering the recommendation of the Board that you vote to approve and adopt the merger agreement, you should be aware that aside from their interests as PAE stockholders, PAE’s directors and executive officers may have interests in the merger that may be different from, or in addition to, those of PAE stockholders generally. Members of the Board were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to PAE stockholders that the merger agreement be adopted. For more information, see the sections of this proxy statement titled “The Merger—Background of the Merger” beginning on page 30 and “The Merger—Reasons for the Merger; Recommendation of the Board” beginning on page 41. These interests are described in more detail below, and certain of them are quantified in the narrative and in the section of this proxy statement titled “Non-Binding, Advisory Vote on Merger-Related Compensation for PAE’s Named Executive Officers—Golden Parachute Compensation” beginning on page 93.

Concurrently with the entry into the merger agreement, PAE, PAE Pinnacle Holdings, LLC, a Delaware limited liability company, and Platinum Equity Advisors, LLC, a Delaware limited liability company (in its capacity as the stockholder representative under the 2019 Merger Agreement), entered into the Amendment Agreement.

Treatment of Outstanding Equity Awards

PAE RSU Awards and PAE PSU Awards (which we collectively refer to as “PAE equity awards”), held by PAE’s executive officers and non-employee directors and outstanding as of immediately prior to the effective time of the merger will be treated in the same manner as those PAE equity awards held by other employees of

PAE. As described further in the section of this proxy statement titled “The Merger Agreement—Treatment of Common Stock, Stock-Based Awards and Performance Awards” beginning on page 71, PAE equity awards will be subject to the following treatment:

•

Restricted Stock Unit Awards. At or immediately prior to the effective time of the merger, each PAE RSU Award, whether vested or unvested, will be cancelled and converted into the right to receive (without interest and less applicable withholding taxes) an amount in cash equal to (i) the number of shares of our common stock underlying such PAE RSU Award multiplied by (ii) the merger consideration.

•

Performance-Based Restricted Stock Unit Awards. At or immediately prior to the effective time of the merger, each PAE PSU Award, to the extent unvested, will vest at the greater of target or actual performance through the closing (as determined by our Board (or a committee thereof) in good faith in accordance with the terms of the applicable PAE PSU Award and after reasonable consultation with Parent) and, to the extent vested, will be cancelled and converted into the right to receive (without interest and less applicable withholding taxes) an amount in cash equal to (i) the number of shares of our common stock underlying such vested PAE PSU Award multiplied by (ii) the merger consideration.

The following table provides information as of [•], 2021 regarding the aggregate number of shares of common stock underlying outstanding unvested PAE RSU Awards and PAE PSU Awards vesting solely as a result of the merger for each person who has been an executive officer or non-employee director of PAE since January 1, 2020 other than those described in the next sentence. Alec Gores, Mark Stone, Andrew McBride, Randall Bort, William Patton, and Jeffrey Rea each served as either an executive officer or non-employee director of Gores III prior to the Business Transaction and Charles A. Anderson, John E. Heller, Louis Samson, and Delara Zarrabi each served as either an executive officer or non-employee director of PAE during 2021, and none of such individuals hold any PAE Equity Awards as of the date hereof and are omitted from the following table.

Name	Number of Shares Underlying PAE RSU Awards	Number of Shares Underlying PAE PSU Awards at Target	Number of Shares Underlying PAE PSU Awards at Maximum Performance[1]	Value of Shares Underlying PAE RSU Awards and PAE PSU Awards at Target[1]	Value of Shares Underlying PAE RSU Awards and PAE PSU Awards at Maximum Performance[1]
Executive Officers
Charles D. Peiffer, Interim Chief Executive Officer and Chief Financial Officer	128,684	114,688	216,319	$2,445,888.60	$3,467,280.15
Paul W. Cobb, Jr., General Counsel	94,729	83,142	157,335	$1,787,603.55	$2,533,243.20
Patricia M.C. Munchel, Chief Human Resources Officer	76,899	66,709	126,199	$1,443,260.40	$2,041,134.90
Rene Moline, President, NSS	71,267	58,212	110,304	$1,301,263.95	$1,824,788.55
Mark Monroe, Controller	17,323	29,599	54,380	$471,566.10	$720,615.15
Clinton Bickett, Interim President, GMS	15,942	27,238	50,042	$433,959.00	$663,139.20
Non-Employee Directors
Paul T. Bader	14,302	—	—	$143,735.10	—
Marshall A. Heinberg	17,162	—	—	$172,478.10	—
John P. Hendrickson	14,302	—	—	$143,735.10	—
Mary M. Jackson	13,110	—	—	$131,755.50	—

[1]

As described above, pursuant to the merger agreement, each PAE PSU Award, to the extent unvested, will vest at the greater of target or actual performance through the closing. On April 12, 2021, in order to take into account the impact on PAE of certain acquisitions, as well as the impact of the COVID-19 pandemic on

PAE’s business, the Compensation Committee of the Board determined that, for PAE PSU Awards granted in 2020, one-third of the target amount of the PSUs was deemed to have satisfied the applicable performance goals, and the remaining portion of such PAE PSU Awards remained subject to adjusted performance goals. Accordingly, for the PAE PSU Awards disclosed in the table above, for one-third of any PAE PSU Awards granted to the applicable NEO in 2020, the target amount is treated as the maximum amount of Shares underlying such PAE PSU Awards, and for the remaining portion of such PAE PSU Awards and all other outstanding PAE PSU Awards, 200% of the target amount is treated as the maximum amount of Shares underlying such PAE PSU Awards.

Issuance of Certain Transaction and Retention Bonuses

In connection with the execution of the merger agreement, PAE implemented a transaction and retention bonus program for certain of its key employees, including certain of its executive officers, with a maximum aggregate payout for all participants equal to $3,500,000. Under the terms of each transaction bonus agreement, the applicable executive officer will receive 50% of the transaction bonus amount on the closing of the merger, and 50% upon the first anniversary of the closing of the merger (or if earlier, upon the executive officer’s involuntary termination of employment without cause). The amount of the transaction bonus for which each executive officer receiving a transaction bonus is eligible is set forth below:

Executive Officers	Transaction Bonus Amount
Charles D. Peiffer, Interim Chief Executive Officer and Chief Financial Officer	$1,100,000
Paul W. Cobb, Jr., General Counsel	$307,500
Patricia M.C. Munchel, Chief Human Resources Officer	$262,500

2021 Annual Bonuses

Pursuant to the terms of the merger agreement, if the closing of the merger occurs before the payment of 2021 annual cash bonuses under PAE’s 2021 annual bonus program, Parent or one of its affiliates will pay each employee who remains employed by PAE through the closing of the merger such employee’s 2021 annual bonus within a reasonably practicable period of time, but in no event later than 30 days following the closing date (or if earlier, March 15, 2022). The amount of 2021 annual bonuses will be determined in good faith by the Compensation Committee of the Board according to the terms and conditions set forth in PAE’s 2021 annual bonus program (excluding any continued employment requirements through the bonus payment date), consistent with past practice.

Employment Agreements

On May 5, 2020, the Company entered into employment agreements with each of the NEOs, and on April 13, 2021, the Company entered into letter agreements (collectively, the “Letter Agreements, and each a “Letter Agreement”) to amend the employment agreements of Messrs. Peiffer, Cobb, and Moline and Ms. Munchel (the employment agreements (together with, and as amended by, the Letter Agreements) collectively, the “Employment Agreements” and each, an “Employment Agreement”).

Severance—not impacted by Merger. Each Employment Agreement entitles the executive officer to severance payments and benefits in the event of a termination of employment by the Company without cause or by the executive officer for good reason. For Messrs. Peiffer, Cobb, and Moline and Ms. Munchel, the Letter Agreements enhanced the payments and benefits such executive officer would be entitled to if such qualifying termination of employment occurs on or prior to March 18, 2024. The severance payments and benefits provided under the Employment Agreements do not require a change in control event, and the amount of such payments and benefits is not affected by the merger. Accordingly, each executive officer would be entitled to such amounts upon termination of employment without cause or for good reason pursuant to the executive officer’s respective Employment Agreement whether or not the merger is consummated. See the section of this proxy statement titled “Non-Binding, Advisory Vote on Merger-Related Compensation for PAE’s Named Executive Officers—Golden Parachute Compensation” beginning on page 93 for additional details about such severance payments and benefits.

280G Cutback. The Employment Agreements provide for a “contingent cutback” with respect to any “golden parachute” excise tax imposed on the executive officer under Section 4999 of the Code as a result of payments and benefits received in connection with the merger (including, for example, accelerated vesting of equity awards and the severance payments and benefits described above). That is, the amount of the payments and benefits that the applicable executive officers otherwise would receive in connection with the merger would be reduced to the extent necessary to avoid imposition of the “golden parachute” excise tax if such reduction would result in such executive officer retaining a greater amount of such payments and benefits on an after-tax basis than had no reduction been made.

Share Ownership

As of the close of business on [●], 2021, the record date for the special meeting, our executive officers and non-employee directors beneficially owned in the aggregate, [●] shares of our common stock, representing approximately [●]% of our outstanding shares of common stock. Additional details of the voting interests of our directors and executive officers are described under “Security Ownership of Certain Beneficial Owners and Management” beginning on page 98. Mr. Louis Samson, one of our directors, owns warrants that are exercisable for 141,951 shares of our common stock.

Indemnification and Insurance

Pursuant to the terms of the merger agreement, PAE’s directors and officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies. See the section of this proxy statement titled “The Merger Agreement—Directors’ and Officers’ Indemnification and Insurance” beginning on page 90 for a description of such ongoing indemnification and coverage obligations.

Financing of the Merger

The obligation of Parent and Merger Sub to consummate the merger is not subject to any financing condition.

The amounts committed under the financing commitments described in this section, together with cash on hand at Parent, are expected to be sufficient to enable Parent to make all payments required to be made in connection with the transactions contemplated by the merger agreement. However, those amounts might be insufficient if, among other things, one or more of the parties to the financing commitments fail to fund the committed amounts in breach of such financing commitments or if the conditions to such commitments are not met. Parent may be obligated to pay PAE a termination fee of $80,000,000 in certain circumstances as described in the section of this proxy statement titled “The Merger Agreement—Termination Fees,” beginning on page 89.

Equity Financing

In connection with the financing commitments, Parent has delivered to PAE an equity commitment letter (the “equity commitment letter”) pursuant to which certain investment funds managed by or affiliated with American Securities LLC and Goldberg Lindsay & Co. LLC, respectively (collectively, the “funds”) have committed to provide Parent with equity financing in the amount set forth therein, subject to certain customary conditions (the “equity financing”). The funds’ commitment under the equity commitment letter will automatically terminate upon the earliest to occur of (i) the consummation of the closing and, to the extent required to consummate the closing, the funding of the equity financing, (ii) the valid termination of the merger agreement in accordance with its terms, or (iii) subject to certain exceptions, the assertion by the PAE or its affiliates of any claim against any Fund or certain related parties thereof in connection with the equity commitment letter or the merger agreement.

Debt Financing

In connection with the financing commitments, Parent has delivered to PAE a debt commitment letter between Parent and JPMorgan Chase Bank, N.A. pursuant to which, and subject to the customary conditions precedent set forth therein, JPMorgan Chase Bank, N.A. has committed to provide an aggregate of $1.840 billion of secured financing, of which approximately $1.293 billion will be a first lien secured term loan, $100 million will be a revolving first lien credit facility and $447 million will be a second lien term loan (the “debt commitment letter”). The debt financing will be used to fund a portion of the merger consideration, as contemplated by, and subject to the terms and conditions of, the merger agreement and the debt commitment letter. The commitments under the debt commitment letter to provide the debt financing remain in effect until the fifth business day after the end date (as defined in the section of this proxy statement titled “The Merger Agreement—Termination”) unless the merger agreement is terminated prior thereto or the merger is consummated without the funding of the debt financing. The availability of the debt financing is subject to conditions precedent customary for financings of transactions comparable to the merger.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) whose shares of our common stock are converted into the right to receive cash in the merger. This summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to PAE stockholders. For purposes of this discussion, we use the term “U.S. holder” to mean a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions;

•

a trust that (i) is subject to the primary supervision of a court within the United States and of which one or more U.S. persons have the authority to control all substantial decisions or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the tax treatment of the partnership. A partner of a partnership holding our common stock should consult its tax advisor regarding the U.S. federal income tax consequences of the merger.

This discussion is based on the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), Treasury regulations promulgated under the Code and published rulings of the Internal Revenue Service and court decisions, all as of the date hereof. These laws are subject to change or differing interpretation, possibly on a retroactive basis, which could affect the treatment described below. In addition, we have not sought, and do not intend to seek, any ruling from the Internal Revenue Service (which we refer to as the “IRS”) with respect to the statements made and the conclusions reached in the following discussion, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. The discussion applies only to U.S. holders who hold shares of our common stock as capital assets, and does not apply to holders of shares of our common stock received in connection with the exercise of employee stock options or otherwise as compensation, holders who hold an equity interest, actually or constructively, in Parent or PAE after the merger, holders who have perfected and not withdrawn a demand for, or lost the right to, appraisal under the DGCL or to holders who may be subject to special rules under the U.S. federal income tax laws (such as insurance companies, banks, tax-exempt organizations, financial institutions, broker-dealers, partnerships, S corporations or other pass-through entities (or investors therein), mutual funds, traders in securities who elect the mark-to-market method of accounting, stockholders subject to the alternative minimum tax, stockholders that have a functional currency other than the U.S. dollar or stockholders who hold our common stock as part of a hedge, straddle, wash sale, constructive sale or conversion transaction). This discussion also does not address the U.S. tax consequences of the receipt of cash in connection with the treatment of stock-based awards or any other matters relating to equity compensation or benefit plans or any aspect of state, local or foreign tax laws. This discussion does not address any consequences under the U.S. federal tax laws other than those pertaining to the income tax, does not discuss the unearned income Medicare contribution tax on “net investment income” imposed pursuant to the Health Care and Education Reconciliation Act of 2010 and does not address any consequences under any applicate state, local or foreign tax laws. Holders of our common stock should consult their own tax advisors to determine the particular tax consequences to them of the merger, including the applicability and effect of any state, local, foreign or other tax laws.

Exchange of Shares of Our Common Stock for Cash Pursuant to the Merger

The exchange of shares of our common stock for cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of our common stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares (determined before the deduction of any applicable withholding taxes, as described below under “Backup Withholding and Information Reporting”) and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis will generally equal the price the U.S. holder paid for its shares. Gain or loss will be determined separately for each block of shares of our common stock held by a U.S. holder (i.e., shares of our common stock acquired at the same cost in a single transaction). Any such capital gain or loss will be long-term capital gain or loss where the U.S. holder’s holding period for such shares of our common stock is more than one year at the effective time of the merger. Long-term capital gain of a non-corporate U.S. holder is generally taxed at preferential rates. There are limitations on the deductibility of capital losses.

Backup Withholding and Information Reporting

A U.S. holder may be subject to information reporting with respect to any payments made pursuant to the merger. In addition, backup withholding of tax will apply at the statutory rate to such payments, unless the U.S. holder or other applicable payee provides a taxpayer identification number, certifies that such number is correct and otherwise complies with the backup withholding rules or otherwise establishes an exemption. Each U.S. holder should complete and sign, under penalty of perjury, the Form W-9 to be included as part of the letter of transmittal and return it to the payment agent, in order to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the payment agent.

Backup withholding is not an additional tax. Any amounts withheld from cash payments to a U.S. holder pursuant to the merger under the backup withholding rules will generally be allowable as a refund or a credit against such U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the Internal Revenue Service. U.S. holders are urged to consult their tax advisors as to qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each stockholder should consult the stockholder’s tax advisor regarding the applicability of the rules discussed above to the stockholder and the particular tax effects to the stockholder of the merger in light of such stockholder’s particular circumstances, the application of state, local and foreign tax laws, and, if applicable, the treatment of stock-based awards or any other matters relating to equity compensation or benefit plans.

Regulatory Approvals

The Parent and PAE have agreed to use their respective reasonable best efforts to cause the expiration or termination of, or obtain necessary approvals under, certain regulations, including under the HSR Act, in each case subject to certain exceptions as specified in the merger agreement.

Hart Scott Rodino Antitrust Improvements Act

The merger is subject to the requirements of the HSR Act and the related rules and regulations, which provide that certain transactions may not be completed until required information has been furnished to the Antitrust Division and the Federal Trade Commission and until certain waiting periods have been terminated or have expired.

National Security Law Approvals

In connection with the consummation of the merger, certain notices and approvals may be required under laws designed to govern trade regulation, national security, or defense matters (whether of the United States or any other jurisdiction), including but not limited to export control regulatory notices and approvals and notice under the National Industrial Security Program Operating Manual. We do not expect that these notices or approvals, or lack thereof, will involve the imposition of additional material conditions on the completion of the merger or require changes to the terms of the merger agreement.

Other Regulatory Approvals

In addition, all other approvals, clearances, and expiration of applicable waiting periods under any applicable “antitrust law” or any applicable “national security law” required for the consummation of the merger or any of the transactions contemplated by the merger agreement shall have been obtained or occurred, as the case may be (as further described in the section of this proxy statement titled “The Merger Agreement—Conditions to the Merger” beginning on page 86).

One or more governmental agencies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, any of which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained, and there may be a substantial period of time between the approval by PAE stockholders and the completion of the merger.

Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the merger, including the requirement to divest assets, or require changes to the terms of the merger agreement. These conditions or changes could result in the conditions to the merger not being satisfied.

THE MERGER AGREEMENT

This section describes the material terms of the merger agreement. The description of the merger agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy. This section describes the material terms of the merger agreement. The description of the merger agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety.

Explanatory Note Regarding the Merger Agreement

The merger agreement, a copy of which is attached as Annex A, and this summary of its terms are included in this proxy statement to provide you with information regarding its terms. Factual disclosures about PAE contained in this proxy statement or in PAE’s public reports filed with the SEC may supplement, update or modify the factual disclosures about PAE contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by PAE, Parent and Merger Sub were made solely to the parties to, and solely for the purposes of, the merger agreement and as of specific dates and were qualified and subject to important limitations agreed to by PAE, Parent and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated for the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and, in some cases, were qualified by matters set forth on the disclosure letter delivered to Parent and Merger Sub in connection with the merger agreement (which we refer to as the “disclosure letter”), which disclosures are not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement. Stockholders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

The Merger; Closing and Effective Time of the Merger

The merger agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into PAE, at which time the separate corporate existence of Merger Sub will cease. PAE will be the surviving corporation and a wholly owned indirect subsidiary of Parent and possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of PAE and Merger Sub.

The merger agreement provides that the closing of the merger will take place via the electronic exchange of signatures and documentation at 8:00 a.m., Eastern time, on the third business day after the satisfaction or waiver of the conditions to closing (other than those conditions that by their terms are to be satisfied at the closing) or such other time or date as Parent and PAE agree in writing. However, if the marketing period (as defined in the merger agreement) has not concluded at the time of the satisfaction or waiver of the closing conditions, the closing will instead occur at 8:00 a.m., Eastern time, on the date following the satisfaction of the closing conditions that is the earlier of (i) any business day specified by Parent with at least three business days prior notice to PAE and (ii) five business days following the final day of the marketing period. Assuming receipt of required regulatory approvals and timely satisfaction of other closing conditions, including the approval by PAE stockholders of the merger proposal, we currently expect the closing of the merger to occur in the first quarter of 2022.

The effective time of the merger will occur upon the later of the date and time of the filing of the certificate of merger with the Secretary of State of the State of Delaware (or, to the extent permitted by law, at such later time as Parent and the Company shall agree and as specified in the certificate of merger).

On or following the effective time, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act and will cease to be publicly traded. The PAE stockholders immediately prior to the effective time will cease to be PAE stockholders and will not be stockholders of the surviving corporation. If the merger is not completed, PAE will remain a stand-alone independent publicly traded company, our common stock will continue to be listed and traded on Nasdaq, and PAE stockholders will remain PAE stockholders.

Directors and Officers; Certificate of Incorporation; Bylaws

From and after the effective time of the merger agreement, the directors of Merger Sub immediately prior to the effective time will be the directors of the surviving corporation and the officers of PAE immediately prior to the effective time will be the officers of the surviving corporation, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the charter and the bylaws of the surviving corporation.

The certificate of incorporation of PAE as in effect immediately prior to the effective time will be amended and restated in its entirety at the effective time of the merger to read as set forth in an agreed-upon exhibit to the merger agreement until amended in accordance with applicable law and the applicable provisions of such certificate of incorporation, and the bylaws of Merger Sub as in effect immediately prior to the effective time of the merger will be the bylaws of the surviving corporation, except that the name of the corporation reflected therein shall be “PAE Incorporated,” until amended in accordance with applicable law and the applicable provisions of such bylaws.

Treatment of Common Stock, Company Equity Awards and Warrants

Each share of our common stock issued and outstanding immediately prior to the effective time (other than excluded shares and dissenting shares) will automatically be canceled, retired and converted into the right to receive $10.05 in cash, without interest, less any applicable withholding taxes (which we refer to as the “merger consideration”).

At or immediately prior to the effective time of the merger, each PAE RSU Award, whether vested or unvested, will be cancelled and converted into the right to receive (without interest and less applicable withholding taxes) an amount in cash equal to (i) the number of shares of our common stock underlying such PAE RSU Award multiplied by (ii) the merger consideration.

At or immediately prior to the effective time of the merger, each PAE PSU Award, to the extent unvested, will vest at the greater of target or actual performance through the closing (as determined by our Board (or a committee thereof) in good faith in accordance with the terms of the applicable PAE PSU Award and after reasonable consultation with Parent) and, to the extent vested, will be cancelled and converted into the right to receive (without interest and less applicable withholding taxes) an amount in cash equal to (i) the number of shares of our common stock underlying such vested PAE PSU Award multiplied by (ii) the merger consideration.

At or immediately prior to the effective time of the merger, each outstanding warrant exercisable for shares of common stock immediately prior to the effective time of the merger will automatically become a warrant of the surviving corporation and the exercise price of the warrants will be adjusted unless the warrants are called for redemption, in each case in accordance with the terms of the warrant agreement governing the warrants, dated September 6, 2018. As a result of such adjustment, holders of warrants will be entitled to receive notice of, among other things, the effective date of the merger and the adjusted warrant price.

Exchange and Payment Procedures

Prior to the effective time of the merger, Parent will select a nationally recognized financial institution reasonably acceptable to PAE to act as paying agent in the merger (which we refer to as the “paying agent”), and Parent will deposit with the paying agent cash sufficient to pay the aggregate merger consideration payable to the stockholders (other than in respect of excluded shares or dissenting shares).

As soon as reasonably practicable following the effective time (and in any event within three business days following the closing), the paying agent will mail to each holder of record as of immediately prior to the effective time (other than holders of dissenting shares or excluded shares) of (i) certificates representing outstanding shares of our common stock (which we refer to as the “certificates”), and (ii) uncertificated shares of our common stock (which we refer to as “uncertificated shares”) (A) a letter of transmittal specifying that delivery shall be effected and risk of loss and title shall pass only upon delivery of the certificates to the paying agent or delivery of an “agent’s message” regarding the book-entry transfer of the uncertificated shares; and (B) instructions for use in effecting the surrender of the certificates or uncertificated shares in exchange for the merger consideration. The paying agent will pay and deliver to each holder of any uncertificated shares that are held in direct registry form the aggregate merger consideration in respect of such uncertificated shares within three business days following the closing.

Upon receipt by the paying agent of a duly completed and validly executed letter of transmittal, certificates or delivery of an “agent’s message” with respect to uncertificated shares and such other documents as may be reasonably required by the paying agent, the holders of such uncertificated shares and certificates will be entitled to receive an amount in cash equal to the merger consideration multiplied by the aggregate number of shares of our common stock underlying such uncertificated shares and certificates, as applicable.

If any cash deposited with the paying agent is not claimed within six months following the effective time, such cash will be delivered to the surviving corporation, upon demand, and any former PAE stockholders who have not complied with the exchange procedures in the merger agreement will thereafter look only to the surviving corporation for payment of its claim to the merger consideration.

If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the merger consideration to which you are entitled (after giving effect to any required tax withholdings), you will be required to provide an affidavit of the loss, theft or destruction, in a form reasonably acceptable to Parent, and, if required by Parent or the paying agent, post a bond in a reasonable amount as may be reasonably required by Parent or the paying agent as an indemnity against any claim that may be made against Parent or the surviving corporation with respect to such certificate. These procedures will be described in the letter of transmittal and related instructions that you will receive, which you should read carefully and in their entirety.

Parent, the surviving corporation, or the paying agent will each be entitled to deduct and withhold any amounts due under applicable tax laws or other applicable law from the amounts that would otherwise become payable under the terms of the merger agreement, and any such deducted or withheld amounts that are paid to the appropriate taxing authorities will be treated as having been paid to the person from whom such amounts were originally withheld.

Representations and Warranties

Representations and Warranties of PAE

We made customary representations and warranties in the merger agreement that are subject, in many cases, to exceptions and qualifications contained in the merger agreement, in the disclosure letter or in certain reports filed with the SEC.

These representations and warranties relate to, among other things:

•	PAE’s due organization, valid existence, good standing and corporate powers required to own, lease and operate all of its properties or assets and to carry on its business as now conducted;

•	corporate powers and due authorization, except for the approval by PAE stockholders, to execute, deliver and perform the merger agreement and consummate the contemplated transactions;

•	the obtainment of the necessary approval of the Board and due execution and delivery of the merger agreement;

•	the necessary vote of PAE stockholders to approve and adopt the merger agreement;

•

the absence of (i) any conflict or violation of any organizational documents or applicable law, (ii) any resulting requirement to seek consent or other action by another person, (iii) any payment or default or certain other changes to a material contract of PAE or its subsidiaries or (iv) the creation of any lien upon PAE’s or its subsidiaries’ assets, in each case, in connection with the execution, delivery and performance by PAE of the merger agreement and contemplated transactions;

•

the absence of required actions, consents or filings with, or notifications to any governmental authority, other than as specified in the merger agreement, in connection with the execution, delivery and performance of the merger agreement;

•	PAE and its subsidiaries’ capitalization (including the absence of certain agreements or instruments relating to any third party’s rights related to the equity securities of PAE and its subsidiaries);

•	PE Shay’s beneficial ownership of PAE’s outstanding shares of common stock;

•	PAE’s joint ventures;

•	PAE’s SEC filings and financial statements;

•	internal controls over financial reporting and the maintenance of disclosure controls and procedures;

•	compliance with the Sarbanes-Oxley Act and rules and regulations of Nasdaq;

•	accuracy of information about PAE and its subsidiaries contained in this proxy statement;

•

the absence of certain changes or events (including a company material adverse effect, as further described below in the section of this proxy statement titled “The Merger Agreement—Representations and Warranties” beginning on page 73) since December 31, 2020;

•	the absence of specified undisclosed liabilities;

•	the absence of any pending or threatened legal proceedings;

•	PAE’s possession of necessary permits;

•	PAE’s compliance with applicable laws;

•	certain matters relating to PAE’s material contracts;

•	certain tax matters relating to PAE and its subsidiaries;

•	certain employee benefit plans matters relating to PAE and its subsidiaries;

•	compliance with applicable laws related to labor and employment;

•	certain intellectual property and information technology matters relating to PAE and its subsidiaries;

•	certain environmental matters relating to PAE and its subsidiaries;

•	insurance plans maintained and used by PAE and its subsidiaries;

•	certain matters related to PAE’s government contracts;

•	real property leased or subleased by PAE and its subsidiaries;

•	the absence of any transactions or contracts between PAE or any of its subsidiaries with certain related persons;

•	the inapplicability of anti-takeover statutes to the merger;

•	the rendering of each of Morgan Stanley’s and Raymond James’ fairness opinion to the Board;

•	payment of fees to bankers, brokers, finders or other intermediaries in connection with the merger;

•	the lack of stockholder rights plans or antitakeover plans binding PAE or its subsidiaries; and

•	acknowledgment and agreement that the only representations and warranties made by Parent or any of its subsidiaries are contained in the merger agreement.

The representations and warranties in the merger agreement of PAE will not survive the consummation of the merger.

Company Material Adverse Effect

Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “company material adverse effect,” which means any event, circumstance, development, occurrence, change, fact, condition or effect that, individually or in the aggregate, is, has had or would reasonably be expected to have (i) a material adverse effect on the condition (financial or otherwise), assets, liabilities, business or results of operations of PAE and its subsidiaries, taken as a whole or (ii) a material effect on the ability of PAE to perform its obligations under the merger agreement or the effect of preventing, materially impeding, interfering with or hindering or delaying the consummation by PAE of the contemplated transactions (including the merger). However, no event, circumstance, development, occurrence, change, fact, condition or effect resulting from or relating to any of the following, will be deemed to constitute, nor be taken into account in determining whether there has been, a company material adverse effect as described in clause (i) above only:

•

any changes in conditions generally affecting United States or global economic, business or regulatory conditions, including changes in United States or global securities, credit, financial, debt or other capital markets;

•	any changes in conditions generally affecting the industry in which PAE and its subsidiaries operate;

•	general changes in national or international political conditions;

•

earthquakes, hurricanes, tsunamis, tornadoes, floods or other natural or man-made disasters, weather-related conditions, explosions or fires, calamities, disease outbreak, epidemic, pandemic, calamities disease outbreak, epidemic, pandemic or any force majeure events in any country or region in the world;

•	any decline, in and of itself, in the market price or trading volume of our common stock;

•

any failure, in and of itself, by PAE or any of its subsidiaries to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period;

•

the execution, delivery, public announcement or pendency of the merger agreement, including any litigation directly resulting or arising therefrom or with respect thereto or the extent of any direct impact thereof on the business relationships of PAE and its subsidiaries, with customers, suppliers or partners;

•	any changes after the date of the merger agreement in law or the interpretation or enforcement thereof by any Governmental Authority, or GAAP or its interpretation; or

•	any action or omission taken by PAE pursuant to the written request of Parent.

However, in the case of the first, second, third, fourth and eighth bullets above, such event, circumstance, development, occurrence, change, fact, condition or effect may be taken into account to the extent (and only to the extent) that any such event, circumstance, development, occurrence, change, fact, condition or effect has a materially disproportionate adverse effect on PAE and its subsidiaries, taken as a whole, relative to the effect it has on other participants operating in the industry in which PAE and its subsidiaries operate. The exceptions set forth in the fifth and sixth bullets above will not prevent any event, circumstance, development, occurrence, change, fact, condition or effect underlying such decline or failure from being taken into account in determining whether a company material adverse effect has occurred.

Representations and Warranties of Parent

The merger agreement also contains customary representations and warranties made by Parent that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement or the disclosure letter delivered by Parent. Moreover, some of the representations and warranties may have only been true as of a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between PAE and Parent rather than establishing matters of fact. PAE stockholders are not third party beneficiaries under the merger agreement and are not entitled to, and should not, rely on these representations or warranties for any purpose. The representations and warranties of Parent relate to, among other things:

•	Parent’s and Merger Sub’s due organization, valid existence, good standing and qualified and licensed to do business;

•	corporate powers and due authorization;

•	the obtainment of the necessary approval of the board of directors of Parent and due execution and delivery of the merger agreement;

•	the necessary vote of Parent’s stockholders to approve and adopt the merger agreement;

•

the absence of required actions, consents or filings with, or notifications to any governmental authority, other than as specified in the merger agreement, in connection with the execution, delivery and performance of the merger agreement;

•

the absence of (i) any conflict or violation of any organizational documents or applicable law, (ii) any resulting requirement to seek consent or other action by another person, or (iii) any payment or default or certain other changes to a contract of the Parent or its subsidiaries required as a result of the merger;

•	the absence of any pending or, to the knowledge of Parent, threatened legal proceedings or orders;

•	the existence of sufficient funds required to be paid by Parent and Merger Sub at closing;

•	accuracy of information about Parent, Merger Sub and their respective subsidiaries contained in this proxy statement;

•	payment of fees to bankers, brokers, finders or other intermediaries in connection with the merger;

•	compliance with Section 203 of the DGCL; and

•	acknowledgment and agreement that the only representations and warranties made by PAE are contained in the merger agreement.

The representations and warranties in the merger agreement of the Parent will not survive the consummation of the merger.

Many of Parent’s representations and warranties are qualified by, among other things, exceptions relating to the absence of a “Parent material adverse effect,” which means any event, circumstance, development, occurrence, change, fact, condition or effect that, individually or in the aggregate, is, has had or would reasonably be expected to have a material adverse effect on (i) the condition (financial or otherwise), assets, liabilities, business or results of operations of PAE and its subsidiaries, taken as a whole or (ii) the ability of Parent to perform its obligations under the merger agreement or the effect of preventing, materially impeding, interfering with or hindering or delaying the consummation by Parent of the contemplated transactions (including the merger).

Conduct of Our Business Pending the Merger

Under the merger agreement, between the date of the merger agreement and the closing of the merger, except as expressly provided in the merger agreement or consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), PAE has agreed that it will and will cause its subsidiaries to:

•	conduct the business of PAE in the ordinary course of business and substantially in the same manner as previously conducted; and

•

use commercially reasonable efforts to maintain and preserve intact the current organization, business and franchise of PAE, to keep available the services of their current officers and key employees and to preserve the rights, franchises, goodwill and relationships of the employees of PAE, its customers, lenders, suppliers, regulators and others having business relationships with PAE.

PAE has further agreed that, between the date of the merger agreement and the closing of the merger, except as (i) required or expressly permitted by the terms of the merger agreement, (ii) set forth on the disclosure letter, (iii) required by applicable law, or (iv) consented to by Parent (which consent will not be unreasonably withheld, conditioned or delayed), PAE will not, and will not permit its subsidiaries to take certain actions, including the following:

•	amend its governing or organizational documents or adopt, approve or consummate a plan of complete or partial liquidation, dissolution, merger, restructuring, recapitalization or other reorganization;

•

directly or indirectly issue, redeem, repurchase, cancel or otherwise sell or acquire (or otherwise offer) any capital stock or other equity interests of PAE or any of its subsidiaries, except with respect to certain existing equity awards in the ordinary course of business;

•	split, set side, subdivide, combine or reclassify or take similar actions in respect of any capital stock or other equity interests of PAE or any of its subsidiaries;

•	effect any recapitalization, reclassification or any other similar change in the capitalization of PAE or any of its subsidiaries;

•

declare, issue, make or pay any dividend or other distribution of assets in respect of any capital stock or other equity interests of PAE or any of its subsidiaries (other than dividends paid to PAE or one of its wholly owned subsidiaries);

•

merge, consolidate, combine with any person, acquire equity interests or a substantial portion of the assets of another entity or sell, convey, assign, lease, license or otherwise dispose of or subject to any lien any of its assets or properties, or agree to do any of the foregoing, other than any such action in the ordinary course of business consistent with past practice;

•	engage in any material new line of business;

•

incur or guarantee debt other than in connection with the transactions under the merger agreement or borrowings in the ordinary course of business in an amount not to exceed $2,500,000 in the aggregate (except no indebtedness related to hedging shall be so incurred);

•

make any capital expenditure or series of related capital expenditures outside the ordinary course of business in excess of $1 million or provide a material loan, payment or advance of assets or property to any person;

•	make any capital contributions to, or other investments in, any person, other than any PAE subsidiaries or enter into any related party contract;

•

release, assign, compromise, settle or agree to settle any material litigation or proceeding material, or institute any litigation or proceeding against another person, in each case subject to certain limited exceptions;

•	enter into, amend, modify or terminate any material rights under any material contract or government contract other than in the ordinary course of business upon the expiry thereof;

•	change accounting methods, principles or practices except to the extent required by GAAP or applicable law;

•	make or change any tax accounting method or period or make other changes to tax elections or similar agreements;

•

implement any employee layoffs, plant closings, or similar events that individually or in the aggregate would give rise to any obligations or liabilities on the part of the Company or any of its Subsidiaries under WARN or any similar state or local “mass layoff” or “plant closing” Order, other than in the ordinary course of business;

•

increase compensation, bonus, fringe or other benefits, take any action to accelerate or fund compensation or benefits under employee benefit plans, grant or amend any equity awards, or enter into, amend or terminate any employee benefit plans or enter into a collective bargaining agreement, subject to certain exceptions;

•

grant any retention, change of control or similar payments or grant or pay any severance, in each case subject to certain exceptions including awards under a retention bonus program set forth on the disclosure letter; or

•	agree in writing or otherwise agree, commit or resolve to do, any of the foregoing.

Solicitation of Company Acquisition Proposals; Board Recommendation Change

The merger agreement provides for a “go-shop” period during which PAE was permitted to, among other things, solicit, initiate, propose or induce the making, submission or announcement of any proposal or inquiry that constitutes, could constitute or could reasonably be expected to lead to, a company acquisition proposal described below, subject to, among other things, certain notice and reporting obligations owed to Parent. Following the end of the “go-shop” period and for the duration of the customary “no-shop” period, PAE is generally not permitted to take any such actions with third parties, subject to certain exceptions (including that PAE may continue discussions with any excluded party (as defined below)).

As defined in the merger agreement and as used in this proxy statement:

•

“ACA condition” means the entry into an acceptable confidentiality agreement between PAE and a third party together with the obligation of PAE to (i) promptly (and in any event within forty-eight hours) inform Parent of entering into such an acceptable confidentiality agreement and provide to Parent, or provide Parent access to, any such non-public information concerning PAE or its subsidiaries that is provided to such third party or its representatives that was not previously provided to Parent or its representatives and (ii) not provide (and not permit any of its representatives to provide) any competitively sensitive non-public information to a third party who is or whose affiliates are a competitor of PAE or any of its subsidiaries except in accordance with customary “clean room” or other similar procedures.

•

“acceptable confidentiality agreement” means a confidentiality agreement with terms no less favorable to PAE than those contained in the confidentiality agreement entered into between PAE and affiliates of Parent (it being understood that such confidentiality agreement need not include any standstill terms) and that does not give any person an exclusive right to negotiate with PAE or prevent PAE from complying with its obligations under the merger agreement.

•	“company acquisition proposal” means any proposal, offer (including tender or exchange offers), inquiry or indication of interest:

•

for or with respect to a merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution, binding share exchange, joint venture, scheme of arrangement or other similar transaction or series of related transactions involving PAE or any of its subsidiaries with respect to assets that, taken together, constitute more than 20% of PAE’s consolidated assets;

•

to acquire in any manner, directly or indirectly, in one or more transactions, more than 20% of the issued and outstanding PAE common stock or securities representing more than 20% of the voting power of PAE;

•

to acquire in any manner (including the acquisition of equity securities in any subsidiary), directly or indirectly, in one or more transactions, assets or businesses of PAE or its subsidiaries, including pursuant to a joint venture, representing more than 20% of the consolidated assets, revenues or net income of PAE; or

•	any combination of the foregoing.

•

“company intervening event” means any material any event, circumstance, development, occurrence, change, fact, condition or effect relating to PAE or any of its Subsidiaries that occurs or arises after the date of the merger agreement and on or prior to the date of approval by PAE stockholders that (i) was not known or reasonably foreseeable, or the material consequences of which were not known or reasonably foreseeable, in each case, to the Board (or any committee thereof) as of the date of the merger agreement, and (ii) does not relate to or involve (A) any company acquisition proposal, (B) changes in the price of PAE common stock, in and of itself or (C) the fact that, in and of itself, PAE exceeds any internal or published projections, estimates or expectations of PAE’s revenue, earnings or other financial performance or results of operations for any period (however, the underlying reasons for such events may constitute a company intervening event).

•

“company superior proposal” means any bona fide, written company acquisition proposal (other than a company acquisition proposal that has resulted from a violation of the merger agreement) (with all references to “20%” in the definition of company acquisition proposal being deemed to be references to “50%”) on terms that the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, and taking into account all the terms and conditions of the company acquisition proposal that the Board considers to be appropriate (including the identity of the person making the company acquisition proposal and the expected timing and likelihood of consummation, any governmental or other approval requirements (including divestitures and entry into other commitments and limitations), break-up fees, expense reimbursement provisions, conditions to consummation and availability of necessary financing), would result in a transaction (1) that, if consummated, is more favorable to PAE and its stockholders from a financial point of view than the merger (taking into account any proposal by Parent to amend the terms of the merger agreement); (2) that is reasonably capable of being completed on the terms proposed, taking into account the identity of the person making the company acquisition proposal, any approval requirements and all other timing, financial, regulatory, legal and other aspects of such company acquisition proposal; and (3) for which financing, if a cash transaction (whether in whole or in part), is then fully committed or reasonably determined to be available by the Board.

•

“excluded party” means any third party from whom PAE or any of its representatives has received after the date of the merger agreement and prior to the no-shop period start date a bona fide written company acquisition proposal that the Board determines in good faith prior to the start of the no-shop period start date, after consultation with its outside legal counsel and its financial advisors, to be, or would reasonably be expected to lead to, a company superior proposal and is not party to any confidentiality agreement with PAE other than an acceptable confidentiality agreement; provided that any such third party ceases to be an excluded party if (i) the third party withdraws its company acquisition proposal, (ii) such company acquisition proposal no longer is or would no longer be reasonably expected to lead to a company superior proposal, (iii) the Third Party fails to reaffirm its company acquisition proposal to the Board within forty-eight hours of the no-shop period start date, (iv) the third party fails to submit a company acquisition proposal that constitutes a company superior proposal as determined by the Board, in good faith (after consultation with its outside counsel and its financial advisor) prior to the date that is ten business days after the no-shop period start date or (v) PAE fails to comply with certain obligations to Parent in respect of such third party required by the merger agreement.

•	“third party” means any person or “group” (within the meaning of Section 13(d) of the Exchange Act), other than PAE, Parent or any of their respective subsidiaries, representatives or affiliates.

The “Go-Shop” Period—Solicitation of Other Offers

During the period beginning on the date of the merger agreement and continuing until 12:01 a.m. Eastern time on November 29, 2021 (the “no-shop period start date” and such period, the “go-shop period”), PAE and its subsidiaries and their respective officers, directors, employees, investment bankers, attorneys, accountants, consultants and other agents, advisors and representatives or any investment banker, attorney, accountant, consultant, agent, representative or advisor retained by any of them (which we collectively refer to as “representatives”) had the right to, subject to certain conditions:

•

solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, could constitute or could reasonably be expected to lead to, a company acquisition proposal;

•

subject to the ACA condition, furnish to any person and its prospective debt and equity financing sources and its and their respective representatives any information (including non-public information and data) relating to PAE or its subsidiaries or afford access to the business, properties, assets, books, records or other information (including non-public information and data), or to any personnel, of PAE or its subsidiaries, with the intent to induce, encourage, facilitate and assist a company acquisition proposal or any inquiries or the making of any proposal or inquiry that could constitute or could reasonably be expected to lead to a company acquisition proposal;

•

subject to the ACA condition, continue, enter into, maintain, participate or engage in discussions or negotiations with any third party and its prospective debt and equity financing sources and its and their respective representatives with respect to a company acquisition proposal; and

•

cooperate with or assist or participate in or facilitate in any way any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any proposal or inquiry that could reasonably be expected to lead to a company acquisition proposal, including PAE granting a waiver under any “standstill provision” or similar obligation of any third party for certain purposes.

Notwithstanding the foregoing, during the go-shop period, PAE, its affiliates and representatives could not, subject to certain exceptions, (i) approve any transaction under Section 203 of the DGCL, (ii) make, modify or withdraw any Board recommendation with respect to Parent in a manner adverse to Parent, including the Board recommendation of the merger agreement in this proxy statement, (iii) fail to include the Board recommendation of the merger agreement in this proxy statement, (iv) endorse, recommend, adopt, approve or declare advisable any company acquisition proposal, (v) make any public statement inconsistent in any material respect with the

Board recommendation of the merger agreement, (vi) enter into, endorse, approve, recommend, adopt or declare advisable for PAE or any of its subsidiaries to execute or enter into any contract or other understanding relating to any company acquisition proposal, or (vii) approve, agree to, endorse, recommend or consummate any company acquisition proposal or any of the foregoing.

During the go-shop period, PAE was required as promptly as practicable (and within forty-eight hours) to provide written notice to Parent (i) disclosing the receipt of any company acquisition proposal or proposal that could reasonably be expected to lead to a company acquisition proposal and the material terms thereof (including the price per share, structure, closing conditions, and regulatory and financing provisions) and (ii) containing a copy of the written company acquisition proposal or similar agreement and any other relevant documents. Such obligations also apply to such actions taken by any third party that made a company acquisition proposal within 90 days preceding the date of the merger agreement.

PAE is not entitled to terminate the merger agreement for the purpose of entering into an agreement in respect of a company superior proposal, unless it complies with certain notification and other procedures in the merger agreement, including, but not limited to, negotiating with the Parent in good faith over a three business day period (which may be extended under certain circumstances in the event the company acquisition proposal relating to the company superior proposal is amended) in an effort to permit the Parent to amend the terms and conditions of the merger agreement, so that such company superior proposal no longer constitutes a “company superior proposal” relative to the transactions contemplated by the merger agreement, as amended pursuant to such negotiations. PAE is not entitled to change its recommendation in respect of the merger agreement after the date PAE stockholders approve and adopt the merger agreement in accordance with this proxy statement.

If PAE had terminated the merger agreement in accordance with its terms and subject to certain conditions for the purpose of entering into an agreement in respect of a company superior proposal prior to the no-shop period start date, PAE would have been required to pay a termination fee of $15,000,000 to Parent substantially currently with such termination and reimburse certain expenses of the Parent. For more information, please see the sections of this proxy statement titled “The Merger Agreement—Termination” starting on page 87, “The Merger Agreement—Termination Fees” starting on page 89 and “The Merger Agreement—Expenses” starting on page 90.

The “No-Shop” Period—No Solicitation of Other Offers

Except with respect to certain excluded parties as specified below, from the no-shop period start date until the effective time, PAE has agreed not to, and to cause its subsidiaries and affiliates and its and their respective directors, officers and employees not to, and use its reasonable best efforts to cause its and their respective representatives not to, directly or indirectly:

•

solicit, initiate or intentionally encourage (including by way of furnishing non-public information), or take any other action to knowingly facilitate, any inquiries or the making of any proposal or offer (including any proposal or offer to PAE stockholders), with respect to any proposal that constitutes, or would reasonably be expected to lead to, a company acquisition proposal;

•

furnish to any third party any non-public information relating to PAE or its subsidiaries or afford to any third party access to the business, properties, assets, books, records or other non-public information, or to any personnel, of PAE or its subsidiaries (other than Parent or Merger Sub or any of their respective representatives or designees), in any such case with the specific intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist a company acquisition proposal or the making of any proposal or offer that would reasonably be expected to lead to a company acquisition proposal;

•

other than informing third parties of the existence of the restrictions during the no-shop period, enter into, maintain, continue or otherwise engage or participate in any discussions or negotiations with any third party in furtherance of such inquiries;

•	approve any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL;

•

(i) make, modify or withdraw any Board recommendation with respect to Parent in a manner adverse to Parent, include the Board recommendation of the merger agreement in this proxy statement, (ii) endorse, recommend, adopt, approve or declare advisable any company acquisition proposal, (iii) make any public statement inconsistent in any material respect with the Board recommendation of the merger agreement or (iv) enter into, endorse, approve, recommend, adopt or declare advisable for PAE or any of its subsidiaries to execute or enter into any contract or other understanding relating to any company acquisition proposal; or

•	approve, agree to, endorse, recommend or consummate any company acquisition proposal or any of the foregoing.

PAE would have been permitted to continue to engage in the aforementioned activities with certain third parties if such third parties had contacted PAE and made company acquisition proposals during the go-shop period that the Board had determined either constituted or would reasonably have been expected to result in a company superior proposal. However, no such company acquisition proposals were received during the go-shop period, so there are no such third parties with whom PAE is permitted to engage on such basis.

Notwithstanding the foregoing, PAE may continue to take any of the actions permitted prior to the start of the no-shop period start date with respect to any excluded party (for so long as such person or group is an excluded party). The restrictions following the no-shop period start date will not apply to such excluded party (for so long as such third party is an excluded party), from and after the no-shop period start date as long as (i) the excluded party reaffirms its company acquisition proposal to the Board within forty-eight hours after the no-shop period start date and (ii) the Board determines within ten business days of the no-shop period start date that such excluded party’s reaffirmed company acquisition proposal constitutes a company superior proposal (if the Board fails to make such determination, PAE may not continue to engage with such excluded party beyond the end of such ten business day period).

Further, except with respect to any excluded party, from the no-shop period start date until the earlier to occur of the termination of the merger agreement in accordance with its terms and the effective time, PAE has agreed to, and to cause its subsidiaries and its and their respective directors, officers and employees to and will instruct and use its reasonable best efforts to cause their respective representatives to, (i) notify each third party of the no-shop period start date and that PAE will cease and terminate (or cause to be terminated) any discussions or negotiations with any such person on the no-shop period start date, (ii) cease providing any information to such third party and request the return or destruction of all confidential information furnished by or on behalf of PAE to such third party, and (iii) terminate (or cause to be terminated) all diligence access granted to such person and its representatives.

In addition, after the no-shop period start date, PAE will promptly (and within forty-eight hours) notify Parent of any inquiries, offers or proposals or requests for non-public information or discussions that constitute or would reasonably be expected to lead to a company acquisition proposal, or any material revisions to the terms and conditions of any pending company acquisition proposals, including (i) the identity of the third party involved, (ii) a summary of material terms, and (iii) copies of any related documentation to such inquiry, offer or proposal received. Thereafter, PAE must keep Parent reasonably informed, on a reasonably prompt basis, of the status (and supplementally provide the material terms) of any such inquiries, offers or proposals (including any amendments thereto and any new, amended or revised documentation relating thereto provided to PAE or its representatives, each of which shall be promptly provided to Parent) and the status of any such discussions or negotiations.

Further, from the no-shop period start date until the earlier to occur of the termination of the merger agreement and the date PAE stockholders approve and adopt the merger agreement in accordance with this proxy statement, PAE will not be required to enforce, and will be permitted to waive, terminate or modify, any provision of any standstill or confidentiality agreement that prohibits or purports to prohibit a proposal being made to the Board (or any committee thereof) if the Board has determined in good faith, after consultation with its outside counsel and its financial advisor, that failure to take such action would be inconsistent with its fiduciary duties under applicable law. In addition, during such period, if PAE or its representatives receive a written company acquisition proposal from any third party, PAE and its representatives may: (i) contact such person to clarify the terms and conditions thereof; (ii) subject to the ACA condition, provide information (including non-public information and data) concerning PAE and its subsidiaries in response to a request by such third party; and (iii) engage or participate in any discussions or negotiations with such third party, if in each case referred to above the Board has determined in good faith after consultation with its financial advisor and outside legal counsel that such company acquisition proposal either constitutes a company superior proposal or would reasonably be expected to result in a company superior proposal.

PAE is not entitled to terminate the merger agreement for the purpose of entering into an agreement in respect of a company superior proposal, unless it complies with certain notification and other procedures in the merger agreement, including, but not limited to, negotiating with the Parent in good faith over a three business day period (which may be extended under certain circumstances in the event the company acquisition proposal relating to the company superior proposal is amended) in an effort to permit the Parent to amend the terms and conditions of the merger agreement, so that such proposal no longer constitutes a “company superior proposal” relative to the transactions contemplated by the merger agreement, as amended pursuant to such negotiations. PAE is not entitled to change its recommendation in respect of the merger agreement after the date our stockholders approve and adopt the merger agreement in accordance with this proxy statement.

The merger agreement provides customary rights for the Board and PAE to disclose to PAE stockholders certain information and materials as required by applicable law, subject to the terms of the merger agreement.

If PAE terminates the merger agreement under certain circumstances after the no-shop period start date, PAE must pay a termination fee of $30,000,000 to Parent substantially currently with such termination and reimburse certain expenses of the Parent. For more information, please see the sections of this proxy statement titled “The Merger Agreement—Termination” starting on page 87, “The Merger Agreement—Termination Fees” starting on page 89 and “The Merger Agreement—Expenses” starting on page 90.

Company Adverse Recommendation Change

As described above, and subject to the provisions described below, the Board has unanimously made the recommendation that the PAE stockholders vote “FOR” the Merger Proposal. The merger agreement provides that (subject to certain exceptions described below) the Board may not take any of the following actions (any such action, we refer to as a “Company adverse recommendation change”): (i) fail to make, withdraw or qualify, amend or modify the Board recommendation in each case in a manner adverse to Parent, (ii) fail to include the Board recommendation in this proxy statement, (iii) make any public statement that is inconsistent in any material respect with the Board recommendation in this proxy statement, (iv) endorse, recommend, adopt, approve or declare advisable any company acquisition proposal or (v) enter into or endorse, approve, recommend, adopt or declare advisable for PAE or any of its subsidiaries to execute or enter into, any agreement, letter of intent, understanding, agreement in principle or other similar contract relating to any company acquisition proposal.

Notwithstanding the foregoing, and subject to the procedures described below, the Board may effect a Company adverse recommendation change at any time before the stockholder approval contemplated by this proxy statement is obtained if it involves or relates to a company intervening event or a company superior proposal and the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would reasonably be inconsistent with its fiduciary duties.

Prior to effecting any company adverse recommendation change, the Board must:

•

provide prior written notice to Parent at least three business days in advance (which we refer to as a “negotiation period”) of affecting the Company adverse recommendation and the reasons for such proposed action and include, in the case of a company superior proposal, a copy and summary of material terms in such company superior proposal (including a copy of the most current version of the agreement or proposal and all material related documentation with respect to such company superior proposal (including any related schedules and exhibits));

•

prior to effecting such company adverse recommendation change, if requested by Parent, PAE and its representatives, during the negotiation period (which may be extended under certain circumstances in the event the company acquisition proposal relating to the company superior proposal is amended), permit the Parent to amend the terms and conditions of the merger agreement so that such other proposal no longer constitutes a “company superior proposal” relative to the transactions contemplated by the merger agreement, as amended pursuant to such negotiations; and

•

following the negotiation period (as may be so extended), the Board determines in good faith, taking into account any such proposal by the Parent to amend the terms of the merger agreement, after consultation with PAE’s outside counsel and financial advisor, that the failure to effect a Company adverse recommendation change would reasonably be expected to cause the Board to be inconsistent with its fiduciary duties under applicable laws.

Stockholders Meeting

PAE has set a record date for the special meeting as [•], 2021. PAE has agreed, subject to its organizational documents and applicable law and in consultation with Parent, to hold the special meeting within thirty days of the record date. PAE has agreed to use its reasonable best efforts to receive stockholder approval at the special meeting or any adjournment or postponement thereof. In addition, PAE, in consultation with Parent, may adjourn the special meeting due to an absence of a quorum one time and for a period of not longer than thirty days in to solicit additional votes. PAE will also adjourn the meeting on no more than one occasion if requested by Parent if Parent reasonably determines the PAE stockholders will not approve the merger agreement at the meeting. Even if there is a company adverse recommendation change or a public proposal or announcement or other submission of a company acquisition proposal, unless the merger agreement is terminated, these obligations of PAE will remain.

Financing; Cooperation with Debt Financing

Although the obligation of Parent and Merger Sub to consummate the merger is not subject to any financing condition (including consummation of any debt financing), Parent has agreed to use its reasonable best efforts to take all actions necessary or advisable to consummate the debt financing on the terms contemplated by the debt commitment letter. In addition, PAE has agreed that, prior to the effective time, subject to certain exceptions and limitations set forth in the merger agreement, it will and will cause its subsidiaries to, and instruct its and their respective representatives to use reasonable best efforts to provide Parent with all reasonable and customary cooperation reasonably requested by Parent to assist it in connection with the arrangement of the debt financing, including using reasonable best efforts in connection with:

•

providing Parent and the financing sources with pertinent and customary financial and other information regarding PAE and its subsidiaries and causing appropriate members of PAE’s senior management and certain other representatives to participate in a reasonable number of meetings to discuss any such information;

•

providing to Parent and its financing sources certain financial statements (and related audit reports) and all customary and reasonably requested financial information and data readily available from the historical books and records of PAE and its subsidiaries that is required or advisable to permit Parent and Merger Sub to prepare certain pro forma financial statements;

•

cooperating with Parent in the preparation of certain pro forma information to the extent related to customary and reasonably requested financial information and data readily available from PAE’s historical books and records;

•

participating in and causing appropriate members of PAE’s senior management and other representatives to participate in a reasonable number of meetings, conference calls, presentations, due diligence sessions and sessions with actual and prospective financing sources, prospective lenders and rating agencies;

•

providing reasonable assistance in the preparation of those sections of any information memoranda or other customary materials for the syndication of the financing that relate to PAE and its subsidiaries and the business of PAE and its subsidiaries;

•	assisting Parent and the financing sources with their marketing efforts with respect to the financing;

•	providing reasonable assistance in the execution and preparation of the documents in connection with the financing;

•	obtaining customary payoff letters, lien and guarantee terminations and releases and other instruments of termination or discharge;

•

obtaining such consents, acknowledgements, authorizations, approvals and instruments reasonably requested by Parent to permit the consummation of the financing, including releases, terminations, waivers, consents, estoppels and approvals as may be reasonably required in connection therewith;

•

providing to Parent and its financing sources at least five business days prior to the closing all documentation and other information with respect to PAE and its subsidiaries as shall have been reasonably requested in writing by Parent at least eight business days prior to the closing in connection with applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act;

•	assisting with the preparation of a customary borrowing base certificate;

•

assisting with obtaining and executing and delivering customary evidence of authority, customary officer’s certificates, customary solvency certificates, and customary insurance certificates, in each case, as reasonably requested by Parent;

•	using reasonable best efforts to assist the financing sources in benefitting from the existing lender and investment banking relationships of PAE and its subsidiaries; and

•

taking all actions necessary or desirable (in each case to the extent contingent on the closing) to facilitate the satisfaction on a timely basis of all conditions precedent to obtaining the financing.

In addition, no action, liability or obligation of PAE, any of its subsidiaries or any of their respective representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the debt financing will be effective until the effective time (other than with respect to the customary authorization letters), and neither PAE nor any of its subsidiaries will be required to take any action pursuant to any certificate, agreement, arrangement, document or instrument that is not contingent on the occurrence of the closing or that must be effective prior to the effective time.

For more information regarding the financing, please see the section of this proxy statement titled “The Merger—Financing of the Merger” beginning on page 66.

Treatment of Company Indebtedness

Substantially concurrently with the closing, PAE will pay off and deliver payoff letters to Parent with respect to (i) PAE’s Amended and Restated First Lien Term Loan Credit Agreement, dated as of October 19, 2020 and as amended or otherwise modified from time to time, with Bank of America, N.A., as administrative agent and (ii) PAE’s Revolving Credit Agreement, dated as of October 20, 2016, as amended by Amendment No. 1 dated June 12, 2017, Amendment No. 2 dated January 31, 2020 and Amendment No. 3 dated October 19, 2020 and as further amended or otherwise modified from time to time, with Bank of America, N.A., as administrative agent.

Efforts to Close the Merger; Filings; Other Actions

Subject to certain exceptions and terms specified in the merger agreement, each of PAE, Parent and Merger Sub has agreed to cooperate with each other and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable, to consummate and make effective as promptly as practicable the transactions contemplated by the merger agreement, including to make all filings and obtain all consents required to be filed or obtained from any governmental authority or other third party that are necessary, proper or advisable to consummate the merger and the other transactions contemplated by the merger agreement. Such cooperation and efforts include, among other things: (i) promptly complying with requests for additional information by any governmental authority; (ii) if necessary to obtain clearance by any governmental authority before the end date under the merger agreement, offering, negotiating, committing to, taking and effecting, by consent order, the sale, divestiture, license or other disposition of any assets or terminating or divesting business relationships, ventures, contractual rights or obligations of Parent or its controlled affiliates, PAE or any of their respective direct and indirect subsidiaries; and (iii) contesting, defending and appealing any lawsuit or other legal proceeding or order that would adversely affect the ability of any party to consummate the transactions contemplated hereby and taking any and all other actions to prevent the entry, enactment or promulgation thereof. Notwithstanding such cooperation and efforts, no party or any of its affiliates or representatives will be obligated to agree to or commit to any actions that individually or in the aggregate would have, or would reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), assets, liabilities, business or results of operations of the Parent or its controlled Affiliates, the Company or any of their respective direct and indirect Subsidiaries, taken as a whole, after giving effect to the merger (such effect is referred to as a “regulatory adverse effect”).

Further, each of PAE, Parent and Merger Sub have agreed that, between the date of the merger agreement and the closing, it will not, and will not permit any of its controlled affiliates to, take any extraordinary action or enter into any transaction outside the ordinary course of business that would reasonably be expected to have the effect of materially delaying, materially impeding or preventing consummation of the merger.

Employee Matters

Parent has agreed that employees of PAE and any subsidiary of PAE who continue to be employed after the effective time of the merger who are not covered by a collective bargaining agreement (which we refer to collectively as the “continuing employees”), will:

•

during the period commencing at the effective time of the merger and ending on December 31, 2022 (or, if earlier, the termination date of the employee), be provided with employee benefits (excluding defined benefit pension plan benefits, retiree medical benefits, retention or other one-time special or transaction bonuses, change in control payments and long-term incentive awards) that are substantially comparable in the aggregate to those in effect immediately prior to the effective time of the merger and severance benefits, including severance benefits pursuant to existing agreements with certain members of management, that are no less favorable than those in effect immediately prior to the effective time of the merger; and

•

during the period commencing at the effective time of the merger and ending on December 31, 2022 (or, if earlier, the termination date of the employee), be provided with annual rates of base salary or wages and annual target cash incentive compensation opportunities (excluding retention or other one-time special or transaction bonuses, change in control payments and long-term incentive awards) that are each no less favorable than as provided to such continuing employee immediately prior to the effective time of the merger.

Additionally, from and after the effective time of the merger, in the event a continuing employee becomes eligible to participate in benefit plans of Parent or its subsidiaries, Parent has agreed to (i) provide credit for such continuing employee’s employment with PAE or its subsidiaries for purposes of eligibility to participate, vesting, and solely with respect to severance and paid time off benefits, level of benefits and benefit plan accruals under any benefit plan made available to the continuing employee, except to the extent it would result in a duplication of coverage or benefits for the same period of service; (ii) use commercially reasonably efforts to waive, or cause to be waived, any preexisting conditions, limitations, exclusions, actively-at-work requirements and waiting periods with respect to participation and coverage requirements under any employee benefit plan providing health and welfare benefits to the same extent such preexisting conditions, limitations, exclusions, actively-at-work requirements and waiting periods would have been waived or satisfied under the corresponding PAE plan such continuing employee participated in immediately prior to the effective time of the merger; and (iii) provide each continuing employee with credit for any copayments, deductibles and similar expenses incurred by such continuing employee under a PAE plan during the calendar year in which the effective time of the merger occurs, in satisfying such year’s applicable copayment, deductible or out-of-pocket requirements under the corresponding Parent plan.

If the closing of the merger occurs before the payment of 2021 annual cash bonuses under PAE’s 2021 annual bonus program, Parent or one of its affiliates will pay each employee who remains employed by PAE through the closing of the merger such employee’s 2021 annual bonus within a reasonably practicable period of time, but in no event later than 30 days following the closing date (or if earlier, March 15, 2022). The amount of 2021 annual bonuses will be determined in good faith by the Compensation Committee of the Board according to the terms and conditions set forth in PAE’s 2021 annual bonus program (excluding any continued employment requirements through the bonus payment date), consistent with past practice.

Other Covenants and Agreements

The merger agreement contains additional agreements relating to, among other matters, coordination with respect to this proxy statement, litigation relating to the merger, public announcements with respect to the merger, notice of certain events, access to certain information, properties, books, records and personnel of PAE, confidentiality, the taking of certain actions necessary to ensure the inapplicability of takeover statutes, and de-listing and deregistration of our common stock.

Conditions to the Merger

The respective obligations of PAE, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver by each party (to the extent permitted by applicable law) prior to the effective time of the following conditions:

•	receipt by PAE of the stockholder approval of the merger proposal at the special meeting;

•

(i) any waiting periods (and any extensions thereof) applicable to the merger pursuant to the HSR Act will have expired or otherwise been terminated and (ii) all other approvals, clearances, and expiration of applicable waiting periods under any applicable “antitrust law” or any applicable “national security law” required for consummation of the merger or any of the contemplated transactions shall have been obtained or occurred; and

•

no order or other judgment or governmental order issued, enacted, promulgated, entered or entered into by any governmental authority or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the merger agreement will be in effect, and no applicable law, statute, rule, regulation or order will have been enacted, entered, promulgated or enforced or otherwise in effect that prohibits or makes illegal or declares unlawful the consummation of the merger or other related transactions.

The obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver by Parent (where permissible pursuant to applicable law) prior to the effective time of each of the following further conditions:

•

PAE shall have performed in all material respects all of its obligations, covenants and agreements required to be complied with or performed by it under the merger agreement at or prior to the effective time;

•	the representations and warranties of PAE being true and correct at certain specified times, subject to certain specified standards;

•

no event, circumstance, development, occurrence, change, fact, condition or effect shall have occurred that had or would reasonably be expected to have a company material adverse effect (see the section of this proxy statement titled “The Merger Agreement—Representations and Warranties” beginning on page 73 for a description of such term) since the date of the merger agreement;

•

the receipt by Parent and Merger Sub of a certificate of PAE, validly executed for and on behalf of PAE and in its name by a duly authorized executive officer thereof, certifying as to the satisfaction of all of the above conditions; and

•

Parent shall have received copies of each payoff letter in a form reasonably satisfactory to Parent with respect to (i) PAE’s Amended and Restated First Lien Term Loan Credit Agreement, dated as of October 19, 2020 and as amended or otherwise modified from time to time, with Bank of America, N.A., as administrative agent and (ii) PAE’s Revolving Credit Agreement, dated as of October 20, 2016, as amended by Amendment No. 1 dated June 12, 2017, Amendment No. 2 dated January 31, 2020 and Amendment No. 3 dated October 19, 2020 and as further amended or otherwise modified from time to time, with Bank of America, N.A., as administrative agent.

PAE’s obligations to consummate the merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the effective time of each of the following further conditions, any of which may be waived exclusively by PAE:

•

Parent and Merger Sub shall have performed in all material respects with all of its obligations, covenants and agreements under the merger agreement required to be performed and complied with by Parent and Merger Sub at or prior to the effective time;

•	the representations and warranties of Parent being true and correct at certain specified times, subject to certain specified standards;

•

no event, circumstance, development, occurrence, change, fact, condition or effect shall have occurred that had or would reasonably be expected to have a Parent material adverse effect (see the section of this proxy statement titled “The Merger Agreement—Representations and Warranties” beginning on page 73 for a description of such term) since the date of the merger agreement; and

•

the receipt by PAE of a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized executive officer thereof, certifying as to the satisfaction of all of the above conditions.

Termination

PAE and Parent may, by mutual written agreement, terminate the merger agreement and abandon the merger at any time prior to the effective time.

The merger agreement may also be terminated and the merger abandoned at any time prior to the effective time, as follows:

•	by either Parent or PAE if:

•	the merger has not been consummated by 11:59 p.m., New York City time, on April 25, 2022, which date either party can extend until July 25, 2022 by providing notice to the other party if the

HSR closing condition has not been satisfied by April 25, 2022 (which we refer to such date as the “end date,” and such termination right as the “end date termination right”), except that neither party has the right to terminate if such party’s failure to fulfill any obligation or condition under the merger agreement was the proximate cause of the failure of the merger to be consummated by the end date;

•

any law enacted after the date of the merger agreement that permanently enjoins, prevents or prohibits the consummation of the merger and related transactions and, if such law is an order, such order has become final and non-appealable, except that neither party has the right to terminate if such party’s failure to fulfill any obligation or condition under the merger agreement was the proximate cause of the applicable law or order (we refer to such termination right as a “prohibited under law termination right”; or

•

PAE fails to obtain the requisite stockholder approval at the special meeting or any adjournment or postponement thereof (we refer to such termination right as a “stockholder vote failure termination right”).

•	by Parent, if:

•

prior to obtaining the stockholder approval of the merger agreement, the Board has effected a company adverse recommendation change, or the Board (or any committee thereof) fails to reaffirm a company board recommendation within five business days after the receipt of a written request to do so from Parent following a company acquisition proposal that has been publicly announced or that has become publicly known (we refer to such termination right as the “Parent company adverse change termination right”);

•

PAE has breached any of its representations or warranties or PAE has failed to perform any covenants or other agreements contained in the merger agreement that PAE is obligated to perform, which breach or failure to perform prevented or would prevent the satisfaction of any condition to the obligations of Parent to complete the merger (we refer to such termination right as the “PAE breach termination right”) and such breach or failure to perform is incapable of being cured or has not been cured by the end date or within thirty days following notice to PAE from Parent, except that Parent will not be entitled to exercise PAE breach termination right if PAE is entitled to terminate the merger agreement due to Parent’s or Merger Sub’s breach of the merger agreement;

•

prior to obtaining the stockholder approval of the merger agreement, PAE has willfully breached any of its obligations under the merger agreement (we refer to such termination right as the “Parent willful breach termination right”); or

•

if any applicable law or order results or would reasonably be expected to result in the obligation to commit to any actions that would reasonably be expected to have a regulatory adverse effect (as such term is defined in the section of this proxy statement titled “The Merger Agreement—Efforts to Close the Merger; Filings; Other Actions” beginning on page 85).

•	by PAE, if:

•

Parent or Merger Sub has breached or failed to perform any of its respective representations, warranties, covenants or other agreements set forth in the merger agreement such that the related closing conditions are not satisfied (we refer to such termination right as the “Parent breach termination right”) and such breach or failure to perform is incapable of being cured or has not been cured by the end date or thirty days after the delivery by PAE to Parent of written notice of such breach stating PAE’s intention to exercise the Parent breach termination right, except that PAE will not be entitled to exercise PAE’s breach termination right if PAE is entitled to terminate the merger agreement due to Parent’s or Merger Sub’s breach of the merger agreement;

•	prior to obtaining the stockholder approval of the merger agreement, in order to concurrently enter into an agreement with respect to a company superior proposal, subject to our compliance with the non-solicitation provisions of the merger agreement and payment of the related PAE termination fee (as described in the sections of this proxy statement titled “The Merger Agreement—Termination Fees,” “The Merger Agreement—Expenses” and “The Merger Agreement—Solicitation of Company Acquisition Proposals; Board Recommendation Change” beginning on pages 89, 90 and 77, respectively) (we refer to such termination right as a “superior proposal termination right”); or

•

(i) all of the mutual closing conditions and all of the conditions to the obligations of Parent have been satisfied as of such termination (other than those conditions that by their terms are to be satisfied by actions taken at the closing of the merger, each of which is capable of being satisfied at that closing), (ii) PAE has irrevocably given notice to Parent of the facts required by clause (i) of this bullet, and PAE is prepared, willing and able to consummate the closing and (iii) Parent and Merger Sub fail to consummate the merger on the date the closing should have occurred and fails to consummate the closing within five business days of receipt by Parent of the notice from PAE (we refer to such termination right as the “financing failure termination right”).

Termination Fees

PAE Termination Fee

Parent will be entitled to receive the PAE termination fee from PAE if the merger agreement is terminated by:

•	Parent pursuant to the Parent company adverse change termination right;

•	Parent pursuant to the Parent willful breach termination right;

•

PAE or Parent pursuant to the stockholder vote failure termination right when the merger agreement was terminable by Parent under the company adverse change termination right or the Parent willful breach termination right;

•	PAE pursuant to the superior proposal termination right; or

•

(i) the Parent pursuant to the stockholder vote failure termination right or (ii) either PAE or the Parent pursuant to the end date termination right (without the stockholder approval of the merger agreement having been obtained) and, in the case of clauses (i) and (ii) of this bullet: (a) at or prior to the PAE special meeting, a company acquisition proposal shall have been publicly disclosed or announced or made known to the management or the Board and not withdrawn at least five business days in advance of the PAE special meeting; and (b) on or prior to the twelve month anniversary of such termination the merger agreement, (1) a transaction relating to any company acquisition proposal is consummated or (2) a definitive agreement relating to any company acquisition proposal is entered into by PAE and such company acquisition proposal is subsequently consummated before the eighteen month anniversary of such termination of the merger agreement).

The “PAE termination fee” is an amount equal to $30,000,000 unless PAE terminates the agreement under its superior proposal termination right and enters into a definitive agreement with an excluded party prior to the no-shop period start date with respect to a company superior proposal, in which case the PAE termination fee would have been $15,000,000. If the Parent is entitled to receive the PAE termination fee, then PAE shall reimburse certain reasonably documented expenses the Parent incurs in connection with the merger agreement. In addition, if PAE fails to pay the PAE termination fee when due, PAE shall be required to pay up to $1,000,000 to the Parent to the extent the Parent incurs certain costs and expenses in connection with a legal action to enforce the merger agreement and collect such PAE termination fee.

Parent Termination Fee

PAE will be entitled to receive $80,000,000 in cash (which we refer to as the “Parent termination fee”) from Parent if the merger agreement is terminated (i) pursuant to the end date termination right (at a time when the merger agreement was terminable by PAE under the Parent breach termination right or the financing failure termination right), (ii) pursuant to the prohibited under law termination right (at a time when the merger agreement was terminable by PAE under the Parent breach termination right and Parent’s breach was a proximate cause of such law or order), (iii) pursuant to the Parent breach termination right or (iv) pursuant to the financing failure termination right. If PAE is entitled to receive the Parent termination fee, then the Parent shall reimburse certain reasonably documented expenses incurred by the Company in connection with the Agreement. In addition, if the Parent fails to pay the Parent termination fee when due, the Parent shall be required to pay up to $1,000,000 to PAE to the extent PAE incurs certain costs and expenses in connection with a legal action to enforce the merger agreement and collect such Parent termination fee.

Directors’ and Officers’ Indemnification and Insurance

The merger agreement provides that the surviving corporation will (and Parent will cause the surviving corporation to) honor and fulfill, in all respects, the obligations of PAE and its subsidiaries pursuant to any indemnification agreements between PAE and any of its subsidiaries, on the one hand, and any persons indemnified as of the date of the merger agreement by PAE or any of its subsidiaries under governing or organizational documents of such entity or any indemnification agreements in existence and made available to Parent as well as each present and former director, officer or employee of the Company and its Subsidiaries (in each case, when acting in such capacity) against any fees, costs or expenses (including reasonable attorneys’ fees), judgments, inquiries, claims, fines, losses, damages or liabilities incurred in connection with any threatened or actual proceeding.

In addition, from and after at the effective time and ending on the sixth anniversary of the effective time, Parent will cause to be maintained in effect the current directors’ and officers’ liability insurance maintained by PAE with respect to claims arising from facts or events that occurred before the effective time. Parent shall be able to substitute such policy for one no less advantageous to the insured in the aggregate. In no event will the surviving corporation be obligated to expend an amount in excess of 300% of the annual premium paid by PAE as of the date of the merger agreement. In lieu of the foregoing, PAE, with the consent of Parent, may obtain a six year “tail” policy under PAE’s existing policy, subject to the same premium cap.

If Parent or the surviving corporation (i) consolidates or merges into any other person and will not be the continuing or surviving company or entity in such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then proper provision must be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, assumes the obligations set forth above relating to the indemnified person.

For more information, please see the section of this proxy statement titled “The Merger—Interests of Certain Persons in the Merger” beginning on page 63.

Expenses

Except as otherwise provided in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such cost or expense. However, certain expenses incurred in connection with filings under antitrust laws (including the HSR Act) shall be borne 50% by PAE and 50% by the Parent. In addition, the merger agreement provides for the reimbursement of certain expenses in the event the Parent termination fee or the PAE termination fee is owed.

Remedies

Subject to PAE’s rights described below, PAE’s receipt of the Parent termination fee (plus, if the Parent termination fee is not timely paid, certain collection expenses as described in the section of this proxy statement titled “The Merger Agreement—Expenses” beginning on page 90) and certain other expense reimbursement payments from Parent will be PAE’s sole and exclusive remedy against Parent and Merger Sub and the financing sources and their respective related parties, for any damages suffered by PAE and its affiliates as a result of the failure of the closing to occur or for any breach or failure to perform under the merger agreement or under the financing or agreements related thereto, or any inaccuracy of any representation or warranty. Upon the payment of such amounts, none of Parent, Merger Sub, and the financing sources and their respective related parties will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement.

Subject to the Parent’s rights described below, the Parent’s receipt of the PAE termination fee (plus, if the PAE termination fee is not timely paid, certain collection expenses as described in the section of this proxy statement titled “The Merger Agreement—Expenses” beginning on page 90) and certain other expense reimbursement payments from PAE will be the Parent’s sole and exclusive remedy against PAE and its subsidiaries and their respective related parties, for any damages suffered by the Parent and its affiliates as a result of the failure of the closing to occur or for any breach or failure to perform under the merger agreement, or any inaccuracy of any representation or warranty. Upon the payment of such amounts, none of PAE and its subsidiaries and their respective related parties will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement.

PAE and Parent have agreed that irreparable harm would occur and that the parties would not have an adequate remedy at law for breach of the merger agreement or in the event any terms of the merger agreement were not performed in accordance with their terms. Accordingly, the parties have agreed that, subject to certain specified limitations in the merger agreement, they will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction and specific performance to prevent breaches of the merger agreement and to enforce specifically the terms and provision of the merger agreement without proof of damages. Notwithstanding the foregoing, in the event Parent fails to consummate the closing as and when required by the terms of the merger agreement, PAE shall have the right to an injunction, specific performance or other equitable remedy in connection with enforcing Parent’s obligation to cause the equity financing to be funded and to consummate the closing if the financing has funded or will be funded at closing. However, PAE shall not be permitted or entitled to receive both a grant of specific performance of such obligations and payment of the Parent termination fee (see the section of this proxy statement titled “The Merger Agreement—Termination Fees” beginning on page 89 for a description of the Parent termination fee).

Amendments

The merger agreement may be amended, modified or waived prior to the effective time by a written agreement of the parties; provided, however, that no amendment may be made following the receipt of the requisite stockholder approval or the required approval of stockholders of Parent unless, to the extent required by DGCL, such amendment or waiver is approved by PAE stockholders or Parent stockholders. In addition, certain amendments require the prior written consent of the debt financing sources to the extent such amendments would be materially adverse to their rights under the merger agreement.

Governing Law

The merger agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

PROPOSAL 2: NON-BINDING, ADVISORY VOTE ON MERGER-RELATED COMPENSATION FOR PAE’S NAMED EXECUTIVE OFFICERS

This section sets forth the information required by Item 402(t) of the SEC’s Regulation S-K regarding compensation for each named executive officer of PAE that is based on, or otherwise relates to, the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to our named executive officers (“NEOs”). The “golden parachute” compensation payable to these individuals is subject to a non-binding, advisory vote of PAE stockholders, as described below in this section.

Each Employment Agreement with Messrs. Peiffer, Cobb, and Moline and Ms. Munchel provides for the following payments in the event of a Qualifying Termination, subject to the NEO’s execution of an effective release of claims in favor of the Company: (a) severance equal to one and one-half times the sum of the NEO’s then current annual base salary and average bonus (based on the prior three years), payable in equal installments over the 18-month period following the NEO’s termination of employment (the “Severance Period); (b) a prorated annual bonus for the fiscal year in which the termination occurs, based on actual performance (the “Pro-Rated Bonus”); (c) reimbursement of the NEO’s health insurance premiums during the Severance Period to the extent such premiums exceed the premiums the NEO was paying immediately prior to such termination; (d) monthly cash payments (including reimbursement for taxes) to permit the NEO to purchase life insurance coverage at the same benefit level and cost as provided to active senior management employees of the Company during the Severance Period; and (e) reasonable outplacement services during the applicable Severance Period. For purposes of this section, “Qualifying Termination” means the Company terminates the NEO’s employment without “Cause” or the NEO resigns for “Good Reason” prior to March 19, 2024. As described above, under the heading “Employment Agreements”, each NEO would be entitled to the foregoing severance payments and benefits in the event of a Qualifying Termination pursuant to the NEO’s respective Employment Agreement whether or not the merger is consummated and the amount of such payments and benefits is not affected by the merger. In addition, as described above under the heading “Interests of Certain Persons in the Merger—Treatment of Outstanding Equity Awards,” the acceleration of PAE equity awards will occur upon the closing of the merger and does not require a Qualifying Termination.

As described above under the heading “Issuance of Certain Transaction and Retention Bonuses”, each of Messrs. Peiffer, Cobb, and Ms. Munchel will also receive transaction bonuses in connection with the merger, 50% of which is payable upon the closing of the merger and 50% upon the first anniversary of the closing of the merger (or if earlier, on the NEO’s involuntary termination of employment without cause) pursuant to the NEO’s respective transaction bonus agreement. Because each of Messrs. Anderson and Heller resigned prior to the date hereof, neither is entitled to any additional payments or benefits or acceleration of equity awards and, as such, are not included in the tables set forth below.

The table below sets forth, for the purposes of this golden parachute disclosure, the amount of payments and benefits that each NEO would receive, assuming that (1) the effective time of the merger occurred on November 30, 2021 (which we have assumed is the effective time of the merger solely because it is the latest practicable date prior to the filing of this proxy statement), (2) each NEO experienced a Qualifying Termination as of November 30, 2021, (3) none of the NEOs would receive “excess parachute payments” subject to an excise tax under Section 4999 of the Code, and (4) none of the NEOs would enter into a new agreement or otherwise become legally entitled to, prior to the merger, additional compensation or benefits. The amounts below are determined using the merger consideration of $10.05 per share (without interest and less any applicable withholding taxes) and are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described above and in the footnotes to the table. These amounts are based upon the NEO’s compensation levels in effect on November 30, 2021 and outstanding equity awards on November 30, 2021. As a result of the foregoing assumptions, the actual amounts, if any, to be received by an NEO may materially differ from the amounts set forth below.

Golden Parachute Compensation Table

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)
Named Executive Officers
Charles D. Peiffer, Interim Chief Executive Officer and Chief Financial Officer	$3,887,993.50	$3,467,280.15	$320,503.56	$215,556.98	$7,891,334.19
Paul W. Cobb, Jr., General Counsel	$1,748,062.66	$2,533,243.20	$169,308.12	$110,349.15	$4,560,963.13
Patricia M.C. Munchel, Chief Human Resources Officer	$1,420,246.85	$2,041,134.90	$101,043.60	$50,982.63	$3,613,407.98
Rene Moline, President, NSS	$1,198,701.29	$1,824,788.55	$156,528.42	$105,043.13	$3,285,061.39

(1)

Cash: Amounts described in the table above under the heading “Cash” are comprised of certain cash payments each NEO could be entitled to under the Employment Agreements on a Qualifying Termination (as described above) as well as, for Messrs. Peiffer and Cobb and Ms. Munchel, such NEO’s transaction bonus. These amounts assume the employment of each NEO is terminated pursuant to a Qualifying Termination under the applicable Employment Agreement. 50% of the transaction bonuses are payable regardless of whether a Qualifying Termination occurs, as long as the applicable NEO remains employed by PAE through the effective time of the merger, and the remaining portion of the transaction bonuses is payable if the applicable NEO remains employed through the first anniversary of the effective time of the merger, or if earlier, termination by PAE without Cause. If the merger closes prior to the payment of annual cash bonuses for 2021, each NEO would also receive such NEO’s 2021 annual bonus (to the extent earned), which is not included in the cash amount above. The individual components of this column are quantified in the table immediately below.

Name	Multiple of Base Salary and Average Bonus ($)	Pro-Rated Bonus (assuming target achievement) ($)	Transaction Bonus Amount ($)
Charles D. Peiffer, Interim Chief Executive Officer and Chief Financial Officer	$2,036,075.69	$751,917.81	$1,100,000
Paul W. Cobb, Jr., General Counsel	$1,159,179.10	$281,383.56	$307,500
Patricia M.C. Munchel, Chief Human Resources Officer	$917,541.37	$240,205.48	$262,500
Rene Moline, President, NSS	$933,102.66	$265,598.63	$0

(2)

Equity: Amounts described in the table above under the heading “Equity” represent the estimated benefits received from the treatment of outstanding PAE Equity Awards, reflecting the assumptions and prior determinations of the Compensation Committee described under the heading “Interests of Certain Persons in the Merger—Treatment of Outstanding Equity Awards”, including the merger agreement contemplating that PSUs will vest at the greater of target or actual performance and the numbers set forth in the table are based on maximum performance levels. The individual components of this column are quantified in the table immediately below.

Name	RSUs ($)	PSUs ($)
Charles D. Peiffer, Interim Chief Executive Officer and Chief Financial Officer	$1,293,274.20	$2,174,005.95
Paul W. Cobb, Jr., General Counsel	$952,026.45	$1,581,216.75
Patricia M.C. Munchel, Chief Human Resources Officer	$772,834.95	$1,268,299.95
Rene Moline, President, NSS	$716,233.35	$1,108,555.20

(3)

Perquisites/Benefits: Amounts described in the table above under the heading “Perquisites/Benefits” represent (i) reimbursement of the NEO’s health insurance premiums during the applicable Severance Period (as described above); (ii) the aggregate of monthly cash payments to permit the NEO to purchase life insurance coverage at the same benefit level and cost as provided to active senior management employees of the Company during the applicable Severance Period and based on the coverage applicable to the NEO on the termination date; and (iii) reasonable outplacement services during the applicable Severance Period. The individual components of this column are quantified in the table immediately below.

Name	Health Insurance Premiums ($)	Other Insurance Premiums ($)	Outplacement Benefits ($)
Charles D. Peiffer, Interim Chief Executive Officer and Chief Financial Officer	$13,633.56	$291,870.00	$15,000.00
Paul W. Cobb, Jr., General Counsel	$19,936.62	$134,371.50	$15,000.00
Patricia M.C. Munchel, Chief Human Resources Officer	$19,808.10	$66,235.50	$15,000.00
Rene Moline, President, NSS	$13,615.92	$127,912.50	$15,000.00

(4)

Tax Reimbursement: Amounts described in the table above under the heading “Tax Reimbursement” represent the reimbursement for taxes with respect to the aggregate monthly cash payments payable to the NEO to purchase life insurance coverage at the same benefit level and cost as provided to active senior management employees of the Company during the applicable Severance Period.

Merger-Related Compensation Proposal

Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, PAE is seeking a non-binding, advisory stockholder approval of the compensation of PAE’s NEOs that is based on or otherwise relates to the merger as disclosed above in this section. The proposal gives PAE stockholders the opportunity to express their views on the merger-related compensation of PAE’s NEOs.

Accordingly, PAE is asking PAE stockholders to vote in favor of the adoption of the following resolution, on a non-binding, advisory basis:

“RESOLVED, that the compensation that will or may be paid or become payable to PAE’s NEOs, in connection with the merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in “Non-Binding, Advisory Vote on Merger-Related Compensation for PAE’s Named Executive Officers” are hereby APPROVED.”

The vote on the proposal to approve the merger-related executive compensation is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the proposal to approve the merger-related executive compensation and vice versa. If the merger is completed, the merger-related compensation will or may be paid to PAE’s NEOs to the extent payable in accordance with the terms of the compensation agreements and arrangements even if PAE common stockholders fail to approve the proposal to approve the merger-related executive compensation.

The Board unanimously recommends a vote “FOR” the proposal to approve the merger-related executive compensation.

PROPOSAL 3: VOTE ON ADJOURNMENT

If at the special meeting there are not sufficient votes to approve and adopt the merger agreement, we intend to move to vote on this adjournment proposal. We do not intend to move to a vote on this adjournment proposal if the merger proposal is approved by the requisite number of shares of PAE common stock represented at the special meeting.

In this adjournment proposal, PAE stockholders are being asked to approve a proposal that will give the Board authority to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the merger proposal if there are insufficient votes at the time of the special meeting to approve the merger proposal. If the stockholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the merger proposal to defeat that proposal, we could adjourn the special meeting without a vote on the merger proposal and seek to convince the holders of those shares to change their votes to vote in favor of the merger proposal. Additionally, we may seek to adjourn the special meeting if a quorum is not present or otherwise at the discretion of the chairman of the special meeting.

Approval of the adjournment proposal requires the affirmative vote of a majority of the shares of our common stock present virtually or represented by proxy at the special meeting.

The Board unanimously recommends a vote “FOR” the adjournment proposal.

MARKET PRICE OF COMMON STOCK

Our common stock is listed for trading on Nasdaq under the symbol “PAE.”

The closing price of our common stock on Nasdaq on October 22, 2021, the last trading day prior to the public announcement of the execution of the merger agreement, was $5.90 per share. On [•], 2021, the most recent practicable date before this proxy statement was mailed to PAE stockholders, the closing price for our common stock on Nasdaq was $[•] per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock.

We did not declare or pay cash dividends on our common stock during 2020 or 2021. We anticipate that we will retain all available funds for the repayment of our indebtedness and the operation of our business, and we do not plan to pay any cash dividends in the foreseeable future.

If the merger is completed, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and neither we nor the surviving corporation will file periodic reports with the SEC on account of our common stock or otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of PAE common stock as of [●], 2021 (except as otherwise indicated by footnote), at which time there were [●] shares of our common stock outstanding. Ownership information is included for (i) each of our named executive officers, (ii) each of our directors, (iii) all of our current directors and executive officers as a group and (iv) each person or entity we know to beneficially own more than 5% of our common stock based upon Schedules 13G as filed with the SEC.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on [●] shares of our common stock outstanding as of [●], 2021. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days. The beneficial ownership of each individual and entity reflected in the table includes those shares of Class A Common Stock issuable upon exercise of the Warrants held by such individual or entity. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o PAE Incorporated, 7799 Leesburg Pike, Suite 300 North, Falls Church, Virginia 22043. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Shares Beneficially Owned
Name of Beneficial Owner	Number		Percent of Class
Platinum Equity and associated funds(1)	[	●]	[	●]
Alec Gores(2)	[	●]	[	●]
PVM Pinnacle Holdings, LLC(3)	[	●]	[	●]
Massachusetts Financial Services Company(4)	[	●]	[	●]
Millennium Group Management LLC(5)	[	●]	[	●]
Cramer Rosenthal McGlynn LLC(6)	[	●]	[	●]
Magnetar Financial LLC(7)	[	●]	[	●]
John Heller(8)	[	●]	[	●]
Charles D. Peiffer	[	●]	[	●]
Paul W. Cobb, Jr.	[	●]	[	●]
Charles A. Anderson(9)	[	●]	[	●]
Rene Moline	[	●]	[	●]
Patricia M.C. Munchel	[	●]	[	●]
Paul T. Bader	[	●]	[	●]
Marshall A. Heinberg	[	●]	[	●]
John P. Hendrickson	[	●]	[	●]
Mary M. Jackson	[	●]	[	●]
Louis Samson(10)	[	●]	[	●]
Delara Zarrabi	[	●]	[	●]
All directors and executive officers as a group	[	●]	[	●]

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)

Consists of (i) [20,919,578] shares of Class A Common Stock held by PE Shay, (ii) [1,546,650] shares of Class A Common Stock held by Platinum Equity, LLC and (iii) [958,170] shares of Class A Common Stock issuable upon exercise of Warrants held by Platinum Equity, LLC. Platinum Equity Capital Shay Partners I, L.P., Platinum Equity Capital Shay Partners II, L.P., Platinum Equity Capital Partners-A III, L.P., Platinum Equity Capital Partners-B III, L.P., and Platinum Equity Capital Partners-C III, L.P. (collectively, the “Platinum Funds”) collectively own a majority of the equity interests of PE Shay. As a result, the Platinum Funds may be deemed to beneficially own the securities held by PE Shay. Platinum Equity, LLC is the sole member of Platinum Equity Investment Holdings III Manager, LLC, which is the sole manager of Platinum Equity Investment Holdings III, LLC, which is the senior managing member of Platinum Equity Partners III, LLC. Platinum Equity Partners III, LLC is the general partner of each of the Platinum Funds. Therefore, each of the foregoing entities may be deemed to share beneficial ownership of the securities beneficially owned by the Platinum Funds. Tom Gores is the Chairman and Chief Executive Officer of Platinum Equity, LLC. As a result, Tom Gores may be deemed to share voting and investment power with respect to all shares of Class A Stock of the Company beneficially owned by Platinum Equity, LLC. The address of each entity and individual named in this footnote is 360 North Crescent Drive, Beverly Hills, California 90210.

(2)

Represents (a) [5,924,737] shares of Class A Common Stock owned directly by AEG Holdings, LLC (“AEG”), (b) [54,348] shares of Class A Common Stock held by Alec Gores’s spouse, (c) [1,286,958] shares of Class A Common Stock owned by a series of trusts for the benefit of Alec Gores’s children who are members of his household and (d) [1,244,976] shares of Class A Common Stock issuable upon exercise of [1,244,976] warrants owned by one of such trusts. Alec Gores is the managing member of AEG and, accordingly, may be deemed to have beneficial ownership of the shares of Class A Common Stock owned thereby, as well as the shares of Class A Common Stock owned directly, by his spouse or by trusts for the benefit of his children and the shares of Class A Common Stock underlying warrants owned by one of such trusts. The address of Alec Gores is c/o Gores Sponsor III, LLC, 9800 Wilshire Blvd., Beverly Hills, CA 90212. The foregoing information is based on a Schedule 13D amendment filed on September 25, 2020.

(3)

GCM CFIG GP, LLC, as the managing member of PVM Pinnacle Holdings, LLC, may be deemed to have shared voting control and investment discretion over these shares. CFIG Holdings, LLC, as the sole member of GCM CFIG GP, LLC, may be deemed to have shared voting control and investment discretion over these shares. Grosvenor Capital Management Holdings, LLLP, as the sole member of CFIG Holdings, LLC, may be deemed to have shared voting control and investment discretion over these shares. GCM Customized Fund Investment Group, L.P., as manager of PVM Pinnacle Holdings, LLC, may be deemed to have shared voting control and investment discretion over these shares. GCM, L.L.C., as general partner of GCM Customized Fund Investment Group, L.P., may be deemed to have shared voting control and investment discretion over these shares. GCM Grosvenor Holdings, LLC, as the managing member of GCM, L.L.C., may be deemed to have shared voting control and investment discretion over these shares. GCM Grosvenor Inc., as the sole member of GCM Grosvenor Holdings, LLC, may be deemed to have shared voting control and investment discretion over these shares. GCM V, L.L.C. as a stockholder of GCM Grosvenor Inc. may be deemed to have shared voting control and investment discretion over these shares. Michael J. Sacks, as managing member of GCM V, L.L.C., may be deemed to have shared voting control and investment discretion over these shares. The address of PVM Pinnacle Holdings, LLC is 900 N. Michigan Avenue, Suite 1100 Chicago, Illinois 60611. The foregoing information is based on a Schedule 13G amendment filed on February 17, 2021 reporting PVM Pinnacle Holdings, LLC’s beneficial ownership as of December 31, 2020.

(4)

Massachusetts Financial Services Company has sole voting power over [7,391,753] shares and sole investment power over [7,533,071] shares. The address of Massachusetts Financial Services Company is 111 Huntington Avenue, Boston, MA 02199. The foregoing information is based on a Schedule 13G filed on February 11, 2021 reporting Massachusetts Financial Services Company’s beneficial ownership as of December 31, 2020.

(5)

Includes [126,918] shares of Class A Common Stock and [4,608,911] shares of the Class A Common Stock issuable upon exercise of warrants. Millennium Group Management LLC has share voting and dispositive power over [4,735,829] shares. The address of Millennium Group Management LLC is 666 Fifth Avenue,

New York, New York 10103. The foregoing information is based on a Schedule 13G amendment filed on February 16, 2021 reporting Millennium Group Management LLC’s beneficial ownership as of December 31, 2020.
(6)

Cramer Rosenthal McGlynn LLC has sole voting power over [4,542,666] shares and sole investment power over [4,659,002] shares. The address of Cramer Rosenthal McGlynn LLC is 28 Havemeyer Place, Greenwich, CT 06830. The foregoing information is based on a Schedule 13G filed on February 16, 2021 reporting Cramer Rosenthal McGlynn LLC’s beneficial ownership as of December 31, 2020.

(7)

Magnetar Financial LLC has shared voting power over [4,959,998] shares and sole investment power over [4,959,998] shares. The address of Magnetar Financial LLC is 1603 Orrington Ave., Evanston, IL 60201. The foregoing information is based on a Schedule 13G filed on November 2, 2021.

(8)	Mr. Heller served as our President and Chief Executive Officer until March 19, 2021.
(9)	Mr. Anderson served as President of our Global Mission Services business until June 17, 2021.
(10)	Includes [229,134] shares of Class A Common Stock and [141,951] shares of the Class A Common Stock issuable upon exercise of warrants.

APPRAISAL RIGHTS

If the merger is completed, and if you do not wish to accept the merger consideration provided for in the merger agreement, you have the right to seek appraisal of your shares of our common stock and, if all procedures described in Section 262 of the DGCL are strictly complied with, to receive payment in cash for the fair value of your shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The “fair value” of your shares of our common stock as determined by the Delaware Court of Chancery may be less than, equal to or more than the $10.05 per share (without interest and less any applicable withholding taxes) that you are otherwise entitled to receive under the terms of the merger agreement. These rights are known as appraisal rights. In order to be eligible for appraisal rights, however, you must (i) be the record holder of your shares on the date the written demand for appraisal is made and must hold such shares through the effective time; (ii) strictly comply with the procedures described in Section 262 of the DGCL; (iii) not have consented to or otherwise voted in favor of the merger or otherwise waived or lost appraisal rights; and (iv) not thereafter withdraw such demand for appraisal of such shares.

Strict compliance with the statutory procedures set forth in Section 262 of the DGCL is required. Failure to follow precisely any of the statutory requirements may result in the withdrawal, loss or waiver of your appraisal rights. This section is intended only as a brief summary of certain provisions of the statutory procedures that a stockholder must follow under Section 262 of the DGCL in order to seek and perfect appraisal rights. This summary is not a complete statement of all applicable requirements and the law pertaining to appraisal rights under Section 262 of the DGCL, and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex D to this proxy statement and is incorporated herein by reference. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.

Pursuant to Section 262 of the DGCL, when a merger agreement will be submitted for adoption at a meeting of stockholders, PAE must notify the stockholders who were stockholders of record on the record date for notice of such meeting, not less than twenty (20) days before the meeting to vote on the merger, that appraisal rights will be available. A copy of Section 262 of the DGCL must be included with the notice.

This proxy statement constitutes PAE’s notice to its stockholders that appraisal rights are available in connection with the merger and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex D, in compliance with the requirements of Section 262 of the DGCL. If you wish to exercise your appraisal rights or to preserve your rights to do so, you should carefully review the text of Section 262 of the DGCL contained in Annex D. Failure to comply timely and properly with the requirements of Section 262 of the DGCL may result in the withdrawal, loss or waiver of your appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, stockholders considering the exercise of such rights should seek the advice of legal counsel.

If you wish to demand appraisal of your shares of our common stock, you must satisfy each of the following conditions: (i) you must deliver to PAE a written demand for appraisal of such shares before the vote is taken to approve the merger proposal; (ii) the written demand must reasonably inform us of the identity of the holder of record of such shares who intends to demand appraisal of such shares and that such record holder intends thereby to demand the appraisal of such shares; and (iii) you must not vote or submit a proxy in favor of the merger proposal. If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the merger consideration as provided in the merger agreement, but you will not have appraisal rights with respect to such shares.

A holder of shares of our common stock wishing to exercise appraisal rights must hold of record such shares on the date the written demand for appraisal is made and must continue to hold such shares of record through the effective time of the merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted “FOR” the merger proposal, and it will result in the loss of the stockholder’s appraisal rights and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote “AGAINST” the merger proposal or “ABSTAIN” from voting on the merger proposal (and thereafter comply with the other procedures regarding appraisal rights as provided in Section 262 of the DGCL). Voting against or failing to vote for the merger proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the merger proposal.

All demands for appraisal (i) should be addressed to Paul W. Cobb, Jr., Corporate Secretary, c/o PAE Incorporated, 7799 Leesburg Pike, Suite 300 North, Falls Church, Virginia 22043, (ii) must be delivered to PAE before the vote is taken to approve the merger proposal at the special meeting, and (iii) must be executed by, or on behalf of, the record holder of the shares of our common stock for which appraisal is sought. The demand will be sufficient if it reasonably informs PAE of the identity of the stockholder and the intention of the stockholder to demand appraisal of the “fair value” of his, her or its shares of our common stock. A stockholder’s failure to deliver to PAE the written demand for appraisal prior to the taking of the vote on the merger proposal at the special meeting of stockholders will result in the loss of appraisal rights.

Only a holder of record of shares of our common stock is entitled to demand an appraisal of the shares registered in that holder’s name. Accordingly, to be effective, a demand for appraisal by a holder of our common stock must be made by, or on behalf of, the record holder. The demand should set forth, fully and correctly, the record stockholder’s name as it appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, and in the case of uncertificated shares, should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name. The demand must state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the merger.

Beneficial owners who do not also hold their shares of record may not directly make appraisal demands to PAE. The beneficial owner must, in such cases, have the registered owner, such as a broker, bank or other nominee, submit the required demand in respect of such shares. If you hold your shares of our common stock through a broker, bank or other nominee and you wish to exercise your appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee and obtaining notice of the effective time, and you must act promptly to cause the record holder of such shares to follow properly and in a timely manner the steps necessary to perfect such record holder’s appraisal rights.

If shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner or owners. A record owner, such as a broker, bank or other nominee, who holds shares of our common stock as a nominee for others, may exercise his, her or its appraisal rights with respect to shares of our common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of our common stock as to which appraisal is sought. Where no number of shares of our common stock is expressly mentioned, the demand will be presumed to cover all shares of our common stock held in the name of the record owner. If a stockholder holds shares of our common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.

Within ten (10) days after the effective time, the surviving corporation in the merger must give notice of the date that the merger became effective to each stockholder who has complied with Section 262 of the DGCL and who did not vote in favor of the merger proposal. At any time within 60 days after the effective time of the merger, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s demand and accept the merger consideration specified by the merger agreement for that holder’s shares of our common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the merger will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that the foregoing shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger within sixty (60) days after the effective time of the merger. If the surviving corporation does not approve a request to withdraw a demand for appraisal, or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, in each case when that approval is required, the stockholder will be entitled to receive only the appraised value of his, her or its shares of our common stock determined in any such appraisal proceeding, which value may be less than, equal to or more than the merger consideration offered pursuant to the merger agreement.

Within one hundred twenty (120) days after the effective time of the merger, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock held by all such stockholders. A stockholder demanding appraisal must serve a copy of the petition on the surviving corporation. If no petition is filed within the one hundred twenty (120) day period, the appraisal rights of all such stockholders demanding appraisal will be lost and such stockholders will instead receive the merger consideration. In addition, within one hundred twenty (120) days after the effective time of the merger, any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the merger proposal will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of our common stock not voted in favor of the merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten (10) days after such written request has been received by the surviving corporation or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of our common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from the surviving corporation such statement. As noted above, however, the demand for appraisal can only be made by a stockholder of record.

If no petition is filed within the one hundred twenty (120) day period, the appraisal rights of all such stockholders demanding appraisal will be lost and such stockholders will instead receive the merger consideration. The surviving corporation has no obligation to file such a petition and has no present intention to do so. Accordingly, stockholders should not assume that the surviving corporation will file a petition. It is the obligation of the holders of our common stock to initiate all necessary petitions to perfect their appraisal rights in respect of shares of our common stock within the time prescribed in Section 262 of the DGCL and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder’s previous written demand for appraisal.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within twenty (20) days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of our common stock and with whom agreements as to the value of their shares of our common stock have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving corporation and to the stockholders shown on such duly verified list at the addresses therein stated. Such notice will also be published at least one week before the day of the hearing in at least one newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication deemed advisable by the Delaware Court of Chancery.

The Delaware Court of Chancery will then conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided thereby in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal hearings. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of our common stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. Additionally, because our common stock will have been publicly listed on Nasdaq immediately prior to the effective time of the merger, the Delaware Court of Chancery is required under Section 262 of the DGCL to dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares of common stock entitled to appraisal exceeds 1% of the outstanding shares of our common stock, (2) the value of the merger consideration for such total number of shares of common stock exceeds $1 million or (3) the merger was approved pursuant to Section 253 or 267 of the DGCL.

After determination by the Delaware Court of Chancery of the stockholders entitled to appraisal of their shares of our common stock, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will appraise the shares of our common stock, determining their fair value as of the effective time of the merger after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value (as further described below). When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their shares of our common stock. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter only upon the sum of (1) the difference, if any, between the amount paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid by the surviving corporation as part of such payment to the stockholder.

You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the merger, is not an opinion as to fair value under Section 262 of the DGCL. Although we believe that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value that may be less than, equal to or more than the merger consideration. Moreover, we do not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of a share of our common stock is less than the merger consideration.

In determining “fair value”, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value”, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.

Upon application by the surviving corporation or by any holder of our common stock entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any holder of shares of our common stock whose name appears on the verified list and who has submitted such stockholder’s stock certificates, if any, to the Delaware Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights. The Delaware Court of Chancery will direct the payment of the fair value of our shares of common stock, together with interest, if any, by the surviving corporation to the stockholders entitled thereto. Payment will be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares of our common stock represented by certificates upon the surrender to the surviving corporation of such stockholder’s certificates.

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the parties participating in the appraisal proceeding by the Delaware Court of Chancery as it deems equitable in the circumstances. Each stockholder party to the appraisal proceeding is responsible for its own attorneys’ fees and expert witnesses’ fees and expenses, although, upon application of a stockholder demanding appraisal, the Delaware Court of Chancery may order that all or a portion of the expenses incurred by any such stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all outstanding shares of our common stock entitled to appraisal.

Any stockholder who demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares of our common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of our common stock, other than with respect to payment as of a record date prior to the effective time of the merger. If no petition for appraisal is filed within one hundred twenty (120) days after the effective time of the merger, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder’s shares will be deemed to have been converted at the effective time of the merger into the right to receive the merger consideration, except that any attempt to withdraw made more than sixty (60) days after the effective time of the merger will require the written approval of PAE. In addition, once a petition for appraisal is filed, the appraisal proceeding may not be dismissed as to any stockholder absent court approval.

BY VOTING “FOR” THE MERGER PROPOSAL, YOU WILL IRREVOCABLY AND UNCONDITIONALLY WAIVE YOUR APPRAISAL RIGHTS.

STOCKHOLDERS CONSIDERING SEEKING TO EXERCISE THEIR APPRAISAL RIGHTS SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER

SECTION 262 OF THE DGCL COULD BE MORE THAN, THE SAME AS OR LESS THAN THE CONSIDERATION THEY WOULD RECEIVE PURSUANT TO THE MERGER IF THEY DID NOT SEEK APPRAISAL OF THEIR SHARES. FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN SECTION 262 OF THE DGCL WILL RESULT IN A LOSS OF APPRAISAL RIGHTS FOR ANY HOLDER OF SHARES. CONSEQUENTLY, AND IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262 OF THE DGCL, ANY STOCKHOLDER WISHING TO EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT THEIR LEGAL AND FINANCIAL ADVISORS BEFORE ATTEMPTING TO EXERCISE SUCH RIGHTS.

TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, SECTION 262 OF THE DGCL WILL GOVERN.

DELISTING AND DEREGISTRATION OF COMMON STOCK

If the merger is completed, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and neither we nor the surviving corporation will file periodic reports with the SEC on account of our common stock or otherwise.

OTHER MATTERS

As of the date of this proxy statement, we have no knowledge of any business that may come before the special meeting other than the matters set forth in the accompanying notice of the special meeting. If any other matter is properly presented at the special meeting for consideration, it is intended that the persons named as proxyholders in the enclosed proxy card will vote in their discretion on such matter.

SUBMISSION OF STOCKHOLDER PROPOSALS

If the merger is consummated, we will not have public stockholders and there will be no public participation in any future stockholder meetings. We intend to hold the 2022 annual meeting of stockholders (which we refer to as the “2022 annual meeting”) only if the merger is not consummated.

Stockholders interested in submitting a proposal for inclusion in any proxy materials we distribute for the 2022 annual meeting may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by us no later than December 17, 2021 and must comply with the bylaws and Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2022 annual meeting by more than thirty (30) days from the anniversary of the 2021 annual meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2022 annual meeting. Proposals should be sent to the Company’s Executive Vice President, General Counsel & Secretary at our corporate offices at PAE Incorporated, 7799 Leesburg Pike, Suite 300 North, Falls Church, Virginia 22043.

Stockholders who wish to nominate persons for election to the Board at the 2022 annual meeting or who wish to present a proposal at the 2022 annual meeting, but who do not intend for such proposal to be included in the proxy materials distributed by us for such meeting, must deliver written notice of the nomination or proposal to the Corporate Secretary at the above address no earlier than the opening of business on January 28, 2022 and no later than the close of business on February 27, 2022. Such stockholder proposals and director nominations must also comply with the advance notice provisions contained in Sections 2.7 and 3.2 of the bylaws.

WHERE YOU CAN FIND MORE INFORMATION

PAE files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including us. The address of that site is www.sec.gov.

You can also review PAE’s SEC filings on its web site at www.pae.com. Through links on the “Investors Overview” portion of our website, we make available free of charge our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and other information filed with, or furnished to, the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. Such material is made available through our website as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC. The information contained on or that can be accessed through our website does not constitute part of this proxy statement, other than documents that we file with the SEC that are specifically incorporated by reference into this proxy statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be part of this proxy statement. This proxy statement incorporates by reference the documents and reports listed below (other than, in each case, the portions that are deemed to have been furnished and not filed in accordance with SEC rules):

•	our Annual Report on Form 10-K, for the year ended December 31, 2020 filed with the SEC on March 16, 2021 and amended on May 7, 2021;

•

the portions of our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 30, 2021 that are incorporated by reference into Part III of our Annual Report on Form 10-K for the year ended December 31, 2020;

•

our Quarterly Report on Form 10-Q, for (i) the quarterly period ended March 28, 2021, filed with the SEC on May 7, 2021, (ii) the quarterly period ended June 27, 2021, filed with the SEC on August 5, 2021 and (iii) the quarterly period ended September 26, 2021, filed with the SEC on November 4, 2021; and

•

our Current Reports on Form 8-K, filed with the SEC on (i) March 16, 2021, (ii) March 19, 2021, (iii) April 16, 2021, (iv) April 19, 2021, (v) April 29, 2021, (vi) June 24, 2021, (vii) October 25, 2021, as amended on October 26, 2021 and (viii) December 1, 2021.

We also incorporate by reference the information contained in all other documents we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than the portions that are deemed to have been furnished and not filed in accordance with SEC rules) on or after the date of this proxy statement and through the date on which the special meeting is held (including any adjournments or postponements thereof). Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

We will provide, free of charge, to each person, including any beneficial owner, to whom a proxy statement is delivered a copy of any or all of the documents incorporated by reference into this proxy statement (including any exhibits that are specifically incorporated by reference in those documents). Any such request can be made by writing or telephoning us at the following address and telephone number:

PAE Incorporated

7799 Leesburg Pike, Suite 300 North Falls Church, Virginia 22043

Tel: (703) 717-6000

You should rely only on the information contained in this proxy statement, including the annexes attached hereto or the information incorporated by reference herein, to vote your shares at the special meeting of PAE stockholders. We have not authorized anyone to provide you with information or make any representation about the merger that is different from, or in addition to, the information contained in this proxy statement. This proxy statement is dated [●], 2021. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Your vote is very important. Please promptly complete, sign, date and return your proxy card or submit your proxy over the Internet or by telephone as described on your proxy card or voting instruction form.

Annex A

AGREEMENT AND PLAN OF MERGER

DATED AS OF OCTOBER 25, 2021

BY AND AMONG

AMENTUM GOVERNMENT SERVICES HOLDINGS LLC,

PINNACLE VIRGINIA MERGER SUB INC.

and

PAE INCORPORATED

Exhibits

Exhibit A	Amended and Restated Certificate of Incorporation of the Surviving Corporation
Exhibit B	Certificate of Merger
Exhibit C	Voting Agreement
Exhibit D	IRA Termination Agreement
Exhibit E	MA Termination Agreement
Exhibit F	RRA Termination Agreement

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 25, 2021, is by and among Amentum Government Services Holdings LLC, a Delaware limited liability company (“Parent”), Pinnacle Virginia Merger Sub Inc., a Delaware corporation and a wholly owned indirect Subsidiary of Parent (“Merger Sub”), and PAE Incorporated, a Delaware corporation (the “Company”).

WHEREAS, Parent desires to acquire the Company on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the parties intend to consummate the Merger (as defined below) on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), including Section 251 thereof;

WHEREAS, the Board of Directors of the Company has unanimously (a) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the Company and its stockholders; (b) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger); (c) directed that the approval and adoption of this Agreement (including the Merger) be submitted to a vote at a meeting of the Company’s stockholders; and (d) recommended the approval and adoption of this Agreement (including the Merger) by the Company’s stockholders;

WHEREAS, the Board of Directors of Parent has unanimously (a) determined that this Agreement and the Transactions (including the Merger and the Financing) are fair to and in the best interests of Parent and its stockholders; and (b) approved, adopted and declared advisable this Agreement and the Transactions;

WHEREAS, the Board of Directors of Merger Sub has unanimously (a) determined that this Agreement and the Transactions (including the Merger and the Financing) are fair to and in the best interests of Merger Sub and its sole stockholder; (b) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Financing); (c) directed that this Agreement (including the Merger) be submitted for approval and adoption by the sole stockholder of Merger Sub; and (d) recommended the approval and adoption of this Agreement (including the Merger) by the sole stockholder of Merger Sub;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of Parent to enter into this Agreement, PE Shay Holdings, LLC (the “Significant Stockholder”) is entering into a voting agreement with Parent in the form attached hereto as Exhibit C (the “Voting Agreement”) pursuant to which, among other things, the Significant Stockholder is agreeing, subject to the terms of the Voting Agreement, to vote all shares of Company Common Stock owned by the Significant Stockholder in favor of the Transactions (including the Merger) and to take certain other actions in furtherance of the Transactions (including the Merger), in each case upon the terms and subject to the conditions set forth therein;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the parties to enter into this Agreement, the Significant Stockholder and the Company are entering into a termination agreement with Parent in the form attached hereto as Exhibit D (the “IRA Termination Agreement”), pursuant to which, among other things, the Significant Stockholder and the Company have agreed to terminate that certain Investor Rights Agreement dated February 10, 2020, between the Company and the Significant Stockholder (or one of its affiliates) effective as of, and subject to the consummation of, the Closing;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the parties to enter into this Agreement, Platinum Equity Advisors, LLC and the Company are entering into a termination agreement in the form attached hereto as Exhibit E (the “MA Termination Agreement”), pursuant to which such Persons agree to, among other things, amend that certain Agreement and Plan of Merger dated November 1, 2019, among such Persons and the other parties thereto, to terminate any and all obligations with respect to the Earn Out Shares referred to therein effective as of, and subject to the consummation of, the Closing;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the parties to enter into this Agreement, the Company and certain other Persons are entering into a termination agreement in the form attached hereto as Exhibit F (the “RRA Termination Agreement”), pursuant to which, among other things, such Persons agree to terminate that certain Amended and Restated Registration Rights dated February 10, 2020 among, among others, the Company and certain of its stockholders effective as of, and subject to the consummation of, the Closing; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements specified in this Agreement in connection with the Merger and to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

As used in this Agreement, the following terms have the following meanings:

“Acceptable Confidentiality Agreement” means a confidentiality agreement with terms no less favorable to the Company than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not include any standstill terms); provided, however, any such agreement shall not provide such person with any exclusive right to negotiate with the Company or prevent the Company from complying with its obligations under this Agreement (including its obligations under Section 6.3).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such first Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such first Person, whether through ownership of voting securities or other interests, by Contract or otherwise.

“Ancillary Agreements” means the Voting Agreement, the IRA Termination Agreement, the MA Termination Agreement, the RRA Termination Agreement and all certificates, instruments and other documents executed by any party hereto pursuant to or in connection with the Transactions.

“Anti-Bribery Legislation” means all and any of the following: the FCPA; the Organisation for Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation; the relevant common law or legislation in England and Wales relating to bribery and/or corruption, including the Public Bodies Corrupt Practices Act 1889, the Prevention of Corruption Act 1906 as supplemented by the Prevention of Corruption Act 1916 and the Anti-Terrorism, Crime and Security Act 2001, the Bribery Act 2010, the Proceeds of Crime Act 2002, and any other applicable anti-bribery or anti-corruption related provisions in criminal and anti-competition Laws and/or other Applicable Laws relating to bribery or corruption.

“Antitrust Laws” shall mean the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign Applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

“Applicable Law(s)” means, with respect to any Person, any Law that is binding upon or applicable to such Person or any of such Person’s properties or assets. References to “Applicable Law” or “Applicable Laws” shall be deemed to include Antitrust Laws.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“CARES Act” means the Coronavirus Aid, Relief Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), and all rules, regulations, guidelines and guidance (including Frequently Asked Questions) issued by the U.S. SBA, the U.S. Treasury Department or any other Governmental Authority in connection therewith.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” means any written or oral agreement, memorandum of understanding or other contractual obligation between the Company or any of its Subsidiaries and any labor organization or other authorized employee representative representing Company Service Providers.

“Commitment Letter” means the executed debt commitment letter, dated the date hereof, by and among the Financing Sources party thereto and Parent (together with all annexes, schedules and exhibits (in each case, if any) thereto), as such document may be amended, amended and restated, supplemented, replaced, terminated, waived or otherwise modified or substituted in accordance with Section 8.5(a), pursuant to which the Financing Sources party thereto have committed, on the terms and subject to the conditions set forth therein, to lend the amounts set forth therein to Parent for the purpose of financing the Transactions.

“Company Acquisition Proposal” means (a) any proposal, offer (including tender or exchange offers), inquiry or indication of interest for or with respect to a merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution, binding share exchange, joint venture, scheme of arrangement or other similar transaction or series of related transactions involving the Company or any of its Subsidiaries with respect to assets that, taken together, constitute more than 20% of the Company’s consolidated assets, (b) any proposal, offer (including tender or exchange offers), inquiry or indication of interest to acquire in any manner, directly or indirectly, in one or more transactions, more than 20% of the issued and outstanding Company Common Stock or securities of the Company representing more than 20% of the voting power of the Company, (c) any proposal, offer (including tender or exchange offers), inquiry or indication of interest to acquire in any manner (including the acquisition of equity securities in any Subsidiary of the Company), directly or indirectly, in one or more transactions, assets or businesses of the Company or its Subsidiaries, including pursuant to a joint venture, representing more than 20% of the consolidated assets, revenues or net income of the Company or (d) any combination of the foregoing, in each case, other than the Transactions.

“Company Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2020, and the footnotes to such consolidated balance sheet, in each case set forth in the Company’s annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2020.

“Company Balance Sheet Date” means December 31, 2020.

“Company Class A Common Stock” means the Class A common stock, par value $0.0001, of the Company.

“Company Class F Common Stock” means the Class F common stock, par value $0.0001 of the Company.

“Company Common Stock” means the Company Class A Common Stock and Company Class F Common Stock.

“Company Disclosure Letter” means the Company Disclosure Letter delivered to Parent on the date of this Agreement.

“Company Employee Plan” means any Employee Plan (a) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any current or former Company Service Provider, or (b) for which the Company or any of its Subsidiaries has any direct or indirect liability; provided that no Company Multiemployer Plan shall constitute a Company Employee Plan.

“Company Equity Awards” means each Company RSU Award and Company PSU Award.

“Company International Plan” means any Company Employee Plan that is not a Company U.S. Plan.

“Company IT Systems” means any and all Software, hardware, servers, networks and other information technology and data communications infrastructure, equipment, systems and services and related documentation, in each case that are owned, leased, licensed, used or held for use by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any Effect that, individually or in the aggregate, is, has had or would reasonably be expected to have (i) a material adverse effect on the condition (financial or otherwise), assets, liabilities, business or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however that, solely for purposes of this clause (i), no Effect to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Company Material Adverse Effect, or whether a Company Material Adverse Effect would reasonably be expected to occur: (a) any changes in conditions generally affecting United States or global economic, business or regulatory conditions, including changes in United States or global securities, credit, financial, debt or other capital markets; (b) any changes in conditions generally affecting the industry in which the Company and its Subsidiaries operate; (c) general changes in national or international political conditions (including any outbreak or escalation of hostilities, any acts of war or terrorism or any other national or international calamity, crisis or emergency); (d) earthquakes, hurricanes, tsunamis, tornadoes, floods or other natural or man-made disasters, weather-related conditions, explosions or fires, calamities, disease outbreak, epidemic, pandemic (including any Public Health Event and any Public Health Measure), calamities disease outbreak, epidemic, pandemic (including any Public Health Event and any Public Health Measure) or any force majeure events in any country or region in the world; (e) any decline, in and of itself, in the market price or trading volume of the Company Common Stock; (f) any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the Effect giving rise or contributing to the events specified in sub-clauses (e) and (f), to the extent not otherwise excluded by another clause of this definition, may be taken into account in determining whether there has been a Company Material Adverse Effect); (g) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement, including any litigation directly resulting or arising therefrom or with respect thereto or the extent of any direct impact thereof on the business relationships of the Company and its Subsidiaries, with customers, suppliers or partners (it being understood and agreed that the foregoing shall not apply with respect to the representations or warranties in Section 4.2, Section 4.3, Section 4.4, Section 4.5(b), Section 4.5(c), Section 4.6(b), Section 4.15(b), Section 4.24, Section 4.25, Section 4.26 or any other representation or warranty that is expressly intended to address the consequences of the execution and delivery of this Agreement or the pendency of this Agreement); (h) any changes after the date hereof in any Applicable Law or the interpretation or enforcement thereof by any Governmental Authority, or GAAP or the interpretation; or (i) any action or omission taken by the Company pursuant to the written request of Parent, except in the case of each of clause (a), (b), (c), (d) or (h), such Effect may be taken into account in determining the occurrence of a Company Material Adverse Effect to the extent (and only to the extent) that any such Effect has a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect such Effect has on other participants operating in the industry in which the Company and its Subsidiaries operate or (ii) a material effect on the ability of the Company to perform its obligations under this Agreement or the effect of preventing, materially impeding, interfering with or hindering or delaying the consummation by the Company of the Transactions.

“Company Owned IP” means all Registered Company IP and all other Intellectual Property owned or purported to be owned by the Company or its Subsidiaries.

“Company Service Provider” means any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.

“Company Stock Plan” means the Company 2020 Equity Incentive Plan adopted on February 7, 2020, as amended from time to time.

“Company U.S. Plan” means any Company Employee Plan that covers any current or former Company Service Providers located primarily within the United States or is otherwise subject to the Applicable Laws of the United States.

“Compliant” means with respect to the Required Information, that (a) the Required Information does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Required Information not misleading in light of the circumstances under which the statements contained in the Required Information are made; (b) the Company’s auditors have not withdrawn, or advised the Company in writing that they intend to withdraw, any audit opinion on any of the audited financial statements contained in the Required Information; and (c) the Company or its auditors have not determined to undertake a restatement of any financial statements included in the Required Information (it being understood that if such restatement is completed or, solely in the case of any such determination by it, the Company has determined that no such restatement is required, then the Required Information shall not be disqualified under this clause (c) on account of any such prior determination to restate).

“Consent” means any consent, approval, waiver, license, permit, variance, exemption, franchise, clearance, authorization, acknowledgment, Order or other confirmation.

“Contract” means any written or oral contract, agreement, obligation, understanding or instrument, lease or license.

“COVID-19” means both the viral pneumonia named coronavirus disease 2019 (COVID-19) by the World Health Organization and the virus named Severe Acute Respiratory Syndrome Coronavirus 2 (SARS-CoV-2) by the International Committee on Taxonomy of Viruses, and any mutations, evolutions or variances thereof.

“COVID-19 Effect” means any (a) required or recommended quarantines, travel restrictions, or social distancing, in each case, issued by a Governmental Authority directly related to or resulting from COVID-19, (b) factory shutdowns or slowdowns, workplace, school or worksite shutdowns or slowdowns or work-from-home or distance or virtual learning requirements or recommendations, or shipment interruptions or slowdowns, in each case, directly related to or resulting from COVID-19, (c) other measures initiated or occurring directly in response to COVID-19 and (d) other events or conditions directly related to or resulting from COVID-19 and/or the response of any Governmental Authority thereto.

“COVID-19 Measure” means (a) any quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar Applicable Law, directive, guidelines or recommendations promulgated by any industry group or any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act or (b) the reversal or discontinuation of any of the foregoing.

“DCSA” means the Defense Counterintelligence and Security Agency of the United States Department of Defense, or any successor thereto.

“DFARS” means the Department of Defense supplement to the FAR contained within Chapter 2 of title 48 of the U.S. Code of Federal Regulations.

“Effect” means any event, circumstance, development, occurrence, change, fact, condition or effect.

“Employee Plan” means any (a) “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA); (b) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy; or (c) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation or paid time off benefits, medical, dental, vision, prescription or fringe benefits, life insurance, cafeteria plan, relocation or expatriate benefits, perquisites, disability or sick leave benefits, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits).

“Environmental Claims” means any and all administrative, regulatory, judicial or arbitral suits, actions, claims, proceedings, demands, investigations, judgments, penalties, directives, Liens or notices of noncompliance or violation by or from any Person alleging Environmental Liability or otherwise related to any Environmental Law, Environmental Permit or Hazardous Substance.

“Environmental Law” means any Applicable Law relating to (a) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (b) worker health and safety or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, Release or disposal of toxic or hazardous substances, materials or wastes.

“Environmental Liability” means any obligation, liability, fine, penalty, judgment, award, settlement, loss, damage, cost, fee (including attorneys’ and consultants’ fees), expense, or disbursement that is related to: exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, Release or disposal of, Hazardous Substances or any Environmental Law or Environmental Permit or any Order, consent, decree, writ, injunction or judgment issued or otherwise imposed by any Governmental Authority under Environmental Law.

“Environmental Permits” means all permits, licenses, franchises, consents (including consents required by Contract), variances, exemptions, Orders, certificates, approvals and other similar authorizations of Governmental Authorities required by or issued pursuant to Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any entity, any other entity that, together with such entity, would be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Party” means any Third Party (a) who submits a written bona fide Company Acquisition Proposal to the Company or any of its Representatives after the date hereof and prior to the No-Shop Period Start Date, (b) whose Company Acquisition Proposal is determined by the Board of Directors of the Company, in good faith, prior to the start of the No-Shop Period Start Date (after consultation with its outside counsel and its financial advisor), to be, or would reasonably be expected to lead to, a Company Superior Proposal and (c) is not a party to any confidentiality agreement with the Company other than an Acceptable Confidentiality Agreement; provided, however, that a Third Party shall immediately cease to be an Excluded Party (and the provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) if (1) such Company Acquisition Proposal is withdrawn by such Third Party, (2) such Company Acquisition Proposal, in the good faith determination of the Board of Directors of the Company (after consultation with its outside counsel and its financial advisor), no longer is or would no longer be reasonably expected to lead to a Company Superior Proposal, (3) such Third Party fails to reaffirm its Company Acquisition Proposal to the Board of the Directors of

the Company within forty-eight (48) hours of the No-Shop Period Start Date, (4) such Third Party fails to submit a Company Acquisition Proposal that constitutes a Company Superior Proposal as determined by the Board of Directors of the Company, in good faith (after consultation with its outside counsel and its financial advisor) prior to the date that is ten (10) Business Days after the No-Shop Period Start Date or (5) the Company fails to comply with the terms of Section 6.3(d) in respect of such Third Party.

“FAR” means the Federal Acquisition Regulation and its agency supplements, including the DFARS.

“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977.

“File” means to file a Filing.

“Filing” means any registration, recording, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing.

“Financing” means debt financing contemplated by the Commitment Letter.

“Financing Sources” means, collectively, the entities party to the Commitment Letter and any Persons, including each agent (or other similar representative), arranger, bookrunner, lender and other entities that have committed to provide or arrange or have otherwise entered into, or in the future enters into, any Contract (including the Commitment Letter or any Financing Document) with Parent or any of its Affiliates, in each case, in connection with all or any part of the Financing or any Alternative Financing or other financing in connection with the Transactions, including the parties to any commitment letters, engagement letters, joinder agreements, indentures, credit agreements or loan agreements relating thereto, including the lenders in respect of the Financing, together with their respective Affiliates and each officer, director, employee, partner, controlling person, advisor, attorney, agent and representative of each such Person or Affiliate and their respective successors and assigns; it being understood that Parent, Merger Sub and/or any of their respective Affiliates shall not be Financing Sources for any purposes hereunder.

“GAAP” means United States generally accepted accounting principles in effect from time to time, consistently applied.

“Government Bid” means any quotation, bid, proposal or offer (solicited or unsolicited), which, if accepted or awarded, would reasonably be expected to lead to a Government Contract.

“Government Contract” means any Contract, including a prime contract, subcontract, basic ordering agreement, blanket purchase agreement, letter agreement, teaming agreement or arrangement, order, grant, cooperative agreement, or other commitment or funding vehicle or other similar written arrangement of any kind, and including all amendments, modifications and options thereunder or relating thereto, between the Company or any Subsidiary of the Company, on the one hand, and (a) a Governmental Authority (b) any prime contractor to a Governmental Authority or other higher-tier contractor or (c) any subcontractor with respect to any contract described in clause (a) or (b), on the other hand; provided, that a task or delivery order shall not constitute a separate Government Contract for purposes of this definition, but shall be part of the Government Contract to which it relates.

“Government Official” means any public or elected official or officer, employee (regardless of rank), or person acting on behalf of a Governmental Authority, including a department, agency, instrumentality, state-owned or state-controlled company, public international organization (e.g., the United Nations, World Bank), or non-U.S. political party, non-U.S. party official or any candidate for political office. Officers, employees (regardless of rank), or Persons acting on behalf of an entity that is financed in large measure through public appropriations, or has its key officers and directors appointed by a government.

“Governmental Authority” means any national, transnational, supranational, foreign, federal, state, provincial, county, municipal or local governmental authority, or any subdivision thereof, any regulatory or administrative agency or authority, department, board, bureau agency, instrumentality or commission, including any political subdivision thereof, or any court, tribunal, administrative hearing body, arbitration panel, mediation, commission, or other similar dispute resolving panel or body, or any non-governmental self-regulatory agency, commission or authority, including any arbitrator.

“Group” means a “group” as defined in Section 13(d) of the Exchange Act.

“Hazardous Substance” means any substance, material or waste that is listed, defined, designated, classified or regulated as hazardous, toxic, radioactive, dangerous or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law, including petroleum or any derivative or by product thereof, radon, radioactive material, asbestos or asbestos-containing material, metals (including lead and cadmium), used ordnance, urea formaldehyde, foam insulation or polychlorinated biphenyls.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to a Person, as at a specified date, without duplication, all (a) obligations for borrowed money of such Person and its Subsidiaries, if applicable, including deposits or advances of any kind to such Person; (b) long or short-term obligations evidenced by notes, bonds, debentures or other similar instruments; (c) obligations under any interest rate, currency swap or other hedging agreement or arrangement; (d) capital lease obligations or obligations to pay the deferred and unpaid purchase price of property or equipment (other than accounts payable incurred in the ordinary course of business), including any “earn out” or true-up obligations; (e) obligations under any note purchase facility, letter of credit, performance bonds, banker’s acceptance or similar credit transactions; (f) customer deposits; (g) guaranties of all or any part of the indebtedness of the type referred to in the foregoing clauses (a) through (f) of any other Person; and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (g).

“Intellectual Property” means any and all of the following, whether or not registered, and all rights therein, arising in the United States or any other jurisdiction throughout the world: (a) trademarks, service marks, trade names, certification marks, logos, slogans, trade dress, brand names, corporate names, Internet account names (including social networking and media names) and other indicia of source or origin, together with all goodwill associated therewith or symbolized thereby, and all registrations and applications relating to the foregoing; (b) patents, pending patent applications, patent disclosures and all related divisions, continuations, continuations-in-part, reissues, reexaminations, substitutions and any extensions thereof; (c) registered and unregistered copyrights and works of authorship (including those in software and industrial design), all registrations and applications to register the same, all renewals, extensions, reversions and restorations thereof, and moral rights in any of the foregoing; (d) trade secrets and rights in confidential technology and information (including know-how, inventions (whether reduced to practice or not), schematics, drawings, techniques, protocols, improvements, processes, formulae, algorithms, models, methodologies, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals and any other technical data and computer software as defined in FAR 2.101) (collectively, “Trade Secrets”); (e) rights in databases and data collections (including knowledge databases, and customer databases); (f) Internet domain names and uniform resource locators; (g) other similar types of proprietary or intellectual property; and (h) claims or causes of action arising out of or related to any past, present and future infringement, misappropriation or other violation of any of the foregoing.

“IRS” means the Internal Revenue Service.

“knowledge” of any Person means (a) with respect to the Company, the actual knowledge of those individuals set forth in Section 1.1(a) of the Company Disclosure Letter, and (b) with respect to Parent, the actual knowledge of those individuals set forth in Section 1.1(a) of the Parent Disclosure Letter.

“Law” means any U.S. or non-U.S. supranational, federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, policy, guideline, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority, in each case as amended or supplemented from time to time and including any rules, regulations or interpretations promulgated thereunder.

“Lien” means, with respect to any property or asset, any mortgage, deed of trust, lien, lease, license, easement, pledge, charge, security interest, adverse claim, option, right of first offer or refusal, restriction or other encumbrance of any kind in respect of such property or asset.

“Marketing Period” means the first period of fifteen (15) consecutive Business Days after the date of this Agreement (a) commencing on the first Business Day following the date on which Parent shall have received from the Company all of the Required Information and (b) throughout which the Required Information is Compliant; provided that (i) November 24, 2021, November 26, 2021, May 31, 2022, July 1, 2022 and July 5, 2022 shall not be considered a Business Day for the purposes of the Marketing Period and (ii) unless the Marketing Period has been completed on or prior to December 17, 2021, the Marketing Period may not commence prior to January 4, 2022; provided further that the “Marketing Period” shall be deemed to have not commenced if Parent has received a notice from the Financing Sources in accordance with paragraph (m) of Exhibit D to the Commitment Letter as in effect on the date hereof (or any similar provision of the definitive Financing Documents). Notwithstanding anything in this definition to the contrary, the Marketing Period will be deemed to have been completed on any earlier date, prior to the expiration of such period of 15 consecutive Business Days, on which the Financing, in an amount at least equal to the amount thereof under the Commitment Letter as in effect on the date hereof, is funded to Parent. If the Company shall in good faith reasonably believe that it has provided the Required Information that is Compliant, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Company will be deemed to have completed delivery of the Required Information necessary to commence the Marketing Period as of the date of delivery of such notice (or such later date specified in such notice), unless Parent in good faith reasonably believes that the Company has not completed delivery of the Required Information that is Compliant and, on or prior to the third Business Day after delivery to Parent of such notice by the Company, Parent delivers a written notice to the Company to that effect (stating with reasonable specificity the extent to which the Required Information has not been delivered). For the avoidance of doubt, once the Marketing Period has commenced upon delivery of the Required Information, as determined on the date that the Required Information is initially delivered, the subsequent receipt by Parent of additional financial information in accordance with paragraph (g) of Exhibit D to the Commitment Letter due to the passage of time shall not restart the Marketing Period.

“Measurement Date” means January 1, 2018.

“Nasdaq” means The Nasdaq Capital Market, or any successor thereto.

“NISPOM” means the National Industrial Security Program Operating Manual, codified at 32 C.F.R. Part 117.

“OFAC” means the Office of Foreign Asset Control of the U.S. Department of the Treasury or any successor thereto.

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement, stipulation, decision or other determination issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent).

“ordinary course of business” means, with respect to any Person or business, the ordinary course of business consistent with the applicable Person’s or business’s past custom and practice; provided that, for purposes of Section 6.1, actions taken (or omitted) in response to any Public Health Event (including all Public

Health Measures) shall be deemed “ordinary course of business” so long as such actions (or omissions) are consistent with reasonable commercial practice for other participants operating in the industry in which the Company and its Subsidiaries operate in response to any such Public Health Event.

“Parent Disclosure Letter” means the Parent Disclosure Letter delivered to the Company on the date of this Agreement.

“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, is, has had or would reasonably be expected to have, a material adverse effect on (a) the condition (financial or otherwise), assets, liabilities, business or results of operations of Parent and its Subsidiaries, taken as a whole, or (b) the ability of the Parent to perform its obligations under this Agreement or the effect of preventing, materially impeding, interfering with or hindering or delaying the consummation by the Parent of the Transactions.

“Payoff Letter” means a letter provided by the lenders or holders (or agent on their behalf) related to (a) indebtedness for borrowed money, whether secured or unsecured, or for the extension of credit, or (b) any obligations evidenced by a note, bond, debenture or other similar instrument or debt security, in each case, together with accrued and unpaid interest thereon and any prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment thereof. Such letter shall set forth the amount, or the formula for the determination of the amount, required to prepay all obligations thereunder in full, the instructions for the payment of such amount, and provide for the termination of all related Liens and the release of all related guarantees in connection therewith.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Lien” means any (a) Liens for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and, in each case, with respect to which adequate reserves have been established in accordance with GAAP; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens, in each case, arising in the ordinary course of business and that are (i) not yet due or delinquent or (ii) being contested in good faith by appropriate proceedings; (c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security Laws, in each case, arising in the ordinary course of business; (d) easements, rights-of-way, covenants, restrictions and other similar encumbrances that are unrelated to the payment of money, incurred in the ordinary course of business and that do not, individually or in the aggregate, materially detract from the value or the use of the property subject thereto; (e) statutory landlords’ Liens and Liens granted to landlords under any lease; (f) any Liens that are disclosed on the Company Balance Sheet (in the case of Liens applicable to the Company or any of its Subsidiaries) or the Parent’s most recent audited balance sheet (in the case of Liens applicable to Parent or any of its Subsidiaries), or, in each case, the notes thereto; (g) any Liens unrelated to the payment of money and that are not, individually or in the aggregate, materially adverse to the Company and its Subsidiaries or Parent and its Subsidiaries, as applicable, or (h) any nonexclusive license with respect to Intellectual Property granted in the ordinary course of business.

“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (including any Governmental Authority).

“Personal Information” means any information (a) relating to an identified or identifiable natural person; an identifiable natural person is one who can be identified, directly or indirectly, in particular by reference to an identifier such as a name, an identification number, location data, an online identifier or to one or more factors specific to the physical, physiological, genetic, mental, economic, cultural or social identity of that natural person or (b) that is considered “personally identifiable information,” “personal information,” or “personal data” by one or more Applicable Laws.

“Proceeding” means any action, arbitration, audit, demand, examination, hearing, claim, complaint, charge, investigation, litigation, proceeding, citation, summons, inquiry or suit (whether civil, criminal, administrative, judicial or investigative, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority.

“Public Health Event” means any disease outbreak, cluster, epidemic, pandemic or plague, regardless of stage, including the outbreak or escalation of COVID-19, and any resurgence, evolution, variance or mutation thereof and/or any related or associated disease outbreak, epidemic, pandemic and/or plague.

“Public Health Measures” means any actions or inactions taken (or not taken), or any plans, procedures or practices reasonably adopted (and compliance therewith), in each case, in connection with or in response to any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety, COVID-19 Effect or any other Law, order, action, directive, guideline or recommendation promulgated by any applicable industry group or any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, issued in connection with or in response to a Public Health Event.

“Related Party” means, with respect to any Person, any (a) general partner, director, manager, employee, officer or director, (b) record or, to the actual knowledge of such Person, beneficial owner of five percent (5%) or more of the voting securities of such Person, (c) current or future affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such executive officer, director or beneficial owner or (d) portfolio company of any investment fund affiliated with, controlled or managed by such beneficial owner. For the avoidance of doubt, each of the Significant Stockholder, Gores Sponsor III LLC and each of their respective affiliates, associates and portfolio companies is a “Related Party” of the Company.

“Related Party Contract” means any Contracts or other transactions between the Company or any of its Subsidiaries, on the one hand, and any Related Party, on the other hand, other than the Ancillary Agreements.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing, or arranging for disposal, into, on, at or through the environment.

“Required Information” means (a) the audited consolidated balance sheet of the Company as of December 31, 2020 and the related audited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of the Company for the year then ended, including any related notes; (b) the unaudited condensed consolidated balance sheet of the Company as of March 28, 2021 and June 27, 2021 and the related unaudited condensed consolidated statements of operations, comprehensive loss, stockholders’ equity and cash flows of the Company for the three and/or six months then ended; (c) management-prepared summary “flash” consolidated balance sheet and income statement items of the Company as at the end of and for the fiscal quarter ended September 26, 2021; (d) the audited consolidated balance sheet of the Company for each fiscal year ended after December 31, 2020 and at least 90 days prior to the Closing Date and the related audited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of the Company for the year then ended, including any related notes; and (e) the unaudited condensed consolidated balance sheet of the Company for each fiscal quarter (other than the last fiscal quarter of any fiscal year) ended after June 27, 2021 and at least 45 days prior to the Closing Date and the related condensed unaudited consolidated statement of operations, comprehensive income (loss), stockholders’ equity and cash flows of the Company for the period then ended.

“Sanctioned Person” means any Person or Governmental Authority that is the subject or target of sanctions or trade/export restrictions under U.S., EU, UK, or other applicable sanctions or export controls Laws, including: (a) any Person listed on any list of designated Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control; the U.S. Department of Commerce’s Entity List, Denied Persons List, or Unverified List;

any debarment or sanctions list maintained by the U.S. Department of State; or any other list maintained by U.S. or non-U.S. Governmental Authorities under sanctions or export control Laws; (b) where relevant under applicable sanctions Laws or export control Laws, any Person that is, in the aggregate, 50% or greater owned, directly or indirectly, or controlled by any such Person or Persons described in (a) or acting for or on behalf of such Person or Persons described in (a); (c) any person located, organized or resident in a country or territory which is itself the subject or target of any comprehensive U.S. sanctions (that is, at the time of this Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria); or (d) the Government of Venezuela, a blocked national of Cuba, or any other Person subject to asset-blocking sanctions under applicable sanctions Laws.

“SEC” means the Securities and Exchange Commission or any successor agency administering the Securities Act and the Exchange Act at the time.

“Securities Act” means the Securities Act of 1933, as amended.

“Software” means any and all (a) computer programs, software, firmware, middleware and other code (including operating systems, platforms, applications, utilities, development tools, diagnostics, embedded systems, and interfaces), in each case, in source code, object code and executable code or any other form; (b) data files and databases; and (c) documentation related to the foregoing (including protocols, specifications, user manuals, diagrams, text, graphs and charts).

“Specified Business Conduct Laws” means: (a) the Anti-Bribery Legislation; (b) all legal requirements imposing trade sanctions on any Person, including, all legal requirements administered by OFAC, all sanctions laws or embargos imposed or administered by the U.S. Department of State, the United Nations Security Council, Her Majesty’s Treasury or the European Union and all anti-boycott or anti-embargo laws; (c) all legal requirements relating to the import, export, re-export, transfer of information, data, goods, and technology, including the Export Administration Regulations administered by the U.S. Department of Commerce and the International Traffic in Arms Regulations administered by the U.S. Department of State; and (d) the Money Laundering Control Act, the Currency and Foreign Transactions Reporting Act, The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, and other applicable legal requirements relating to money laundering.

“Subsidiary” means, when used with reference to a Person, any other Person with respect to which such first Person who (a) holds securities or other ownership interests having (i) ordinary voting power to elect a majority of the board of directors or other governing body or Persons performing similar functions, or (ii) more than fifty percent (50%) of the issued and outstanding voting securities or other ownership interests of which, are owned, directly or indirectly of such Person, or (b) controls the management. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person as long as such Person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary.

“Tax” means any income, gross receipts, franchise, sales, use, ad valorem, property, payroll, withholding, excise, severance, transfer, employment, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, environmental or windfall profits taxes, and any other taxes, charges, fees, levies, imposts, customs, duties, licenses or other assessments, in each case, in the nature of a tax, together with any interest, penalties and additions to tax (including penalties for failure to file or late filing of any tax return or other Filing, and any interest in respect of such penalties, additions to tax or additional amounts imposed by any federal, state, local, non-U.S. or other Governmental Authority).

“Tax Return” means any report, return, document, statement, declaration or other information or Filing filed with or supplied to, or required to be filed with or supplied to, any Taxing Authority with respect to Taxes, including information returns, claims for refunds, any documents with respect to or accompanying payments of estimated Taxes or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information or Filing, and including any amendment thereto.

“Taxing Authority” means any Governmental Authority responsible for the imposition, assessment, administration or collection of any Tax.

“Third Party” means any Person or Group, other than the Company or Parent or any of their respective Subsidiaries, Representatives or Affiliates.

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements (including the Merger and the Financing).

“WARN” means the Worker Adjustment and Retraining Notification Act and any comparable foreign, state or local Law.

“Warrant Agent” shall mean Continental Stock Transfer & Trust Company, a New York corporation.

“Warrant Agreement” shall mean the Warrant Agreement, dated as of September 6, 2018, by and between the Company, and the Warrant Agent.

“Warrant Price” shall mean the price per share at which a share of Company Class A Common Stock may be purchased pursuant to the Company Warrants at the time such Company Warrant is exercised.

“Willful Breach” means a material breach or failure to perform that is the consequence of an act or omission of a party with the actual knowledge or intent that such act or omission would, or would be reasonably expected to, cause a breach of this Agreement.

Index of Additional Terms

ACA Condition	Section 6.3(a)(ii)
Agreement	Preamble
Alternative Financing	Section 8.5(a)
Bankruptcy and Equity Exceptions	Section 4.2(a)
Benefits Continuation Period	Section 7.3(a)
Certificate	Section 2.3(b)
Certificate of Merger	Section 2.2(a)
Closing	Section 2.1
Closing Date	Section 2.1
Collection Expenses	Section 10.3(d)
Combined Business	Section 8.1(e)
Commitment Letter	Section 8.5(a)
Common Appraisal Shares	Section 2.8(a)
Company	Preamble
Company Acquisition Proposal	Section 10.3(iv)
Company Adverse Recommendation Change	Section 6.3(b)(v)
Company Approval Time	Section 6.3(c)
Company Board Recommendation	Section 4.2(b)
Company Governmental Authorizations	Section 4.3
Company Insurance Policies	Section 4.21
Company Intervening Event	Section 6.3(h)(ii)
Company IP	Section 4.19(b)
Company Material Contract	Section 4.15(a)
Company Minority Owned JVs	Section 4.6(c)
Company Multiemployer Plan	Section 4.17(b)

Company Organizational Documents	Section 4.1
Company Permits	Section 4.13
Company Preferred Stock	Section 4.5(a)
Company PSU Award	Section 2.6(b)
Company Record Date	Section 8.4(a)
Company RSU Award	Section 2.6(a)
Company SEC Documents	Section 4.7(a)
Company Securities	Section 4.5(a)
Company Stockholder Approval	Section 4.2(a)
Company Stockholder Meeting	Section 8.4(a)
Company Superior Proposal	Section 6.3(h)(i)
Company Termination Fee	Section 10.3(iv)
Company Warrants	Section 4.5(a)
Confidentiality Agreement	Section 6.2(a)
Continuing Employee	Section 7.3(a)
Current Government Contracts	Section 4.22(a)
D&O Indemnified Parties	Section 7.2(a)
DGCL	Recitals
Effective Time	Section 2.2(a)
End Date	Section 10.1(b)(i)
Equity Commitment Letter	Section 8.5(e)
Equity Financing	Section 8.5(e)
Financing	Section 8.5(a)
Financing Documents	Section 8.5(a)
Financing Source Proceeding	Section 11.15
Funds	Section 8.5(e)
Go-Shop Period	Section 6.3(a)
HSR Condition	Section 9.1(b)
internal controls	Section 4.7(f)
IRA Termination Agreement	Recitals
Leased Real Property	Section 4.23(a)
MA Termination Agreement	Recitals
Merger	Section 2.2(b)
Merger Fund	Section 2.4(a)
Merger Sub	Preamble
National Security Laws	Section 8.13
No-Shop Period Start Date	Section 6.3(a)
OCI	Section 4.22(g)
Parent	Preamble
Parent Governmental Authorizations	Section 5.3
Parent Organizational Documents	Section 5.4
Parent Plan	Section 7.3(b)
Parent Termination Fee	Section 10.3(b)
Paying Agent	Section 2.4(a)
Per Share Merger Consideration	Section 2.3(b)
Premium Cap	Section 7.2(b)
Proxy Statement	Section 8.3(a)
Registered Company IP	Section 4.19(a)
Registration Rights Agreement	Section 4.5(c)
Regulation S-K	Section 4.11
Regulatory Adverse Effect	Section 8.1(e)
Representatives	Section 6.3(a)

Required Amount	Section 5.6
RRA Termination Agreement	Recitals
Share	Section 2.3(b)
Significant Stockholder	Recitals
Surviving Corporation	Section 2.2(b)
Transaction Litigation	Section 8.9
Uncertificated Shares	Section 2.3(b)
Voting Agreement	Recitals

Section 1.2 Other Definitional and Interpretative Provisions. The following rules of interpretation shall apply to this Agreement: (a) the words “hereof,” “hereby,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (b) the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (c) references to Articles, Sections, clauses, paragraphs and Exhibits are to Articles, Sections, clauses, paragraphs and Exhibits of this Agreement unless otherwise specified; (d) all Exhibits and schedules annexed to this Agreement or referred to in this Agreement, including the Company Disclosure Letter and the Parent Disclosure Letter, are incorporated in and made a part of this Agreement as if set forth in full in this Agreement; (e) any capitalized term used in any Exhibit, the Company Disclosure Letter or the Parent Disclosure Letter but not otherwise defined therein shall have the meaning set forth in this Agreement; (f) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (g) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import; (h) “writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (i) references to any Laws are to those Laws as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; (j) references to any Person include the successors and permitted assigns of that Person; (k) references “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including,” respectively; (l) references to “dollars” and “$” means U.S. dollars; (m) the term “made available” and words of similar import mean that the relevant documents, instruments or materials were (i) posted and made available to Parent and Merger Sub on the “Project Pinnacle” due diligence data site, hosted by Datasite LLC and maintained by the Company in connection with the Transactions, in each case, at least one (1) Business Day prior to the date of this Agreement; (ii) provided via electronic mail or in person at least one (1) Business Day prior to the date of this Agreement; or (iii) filed or furnished to the SEC and publicly available on the SEC’s EDGAR reporting system on or after February 10, 2020 and at least one (1) Business Day prior to the date of this Agreement; (n) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; (o) the word “or” shall not be exclusive; and (p) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

CLOSING; MERGER

Section 2.1 Closing. The closing of the Merger (the “Closing”) shall take place via the electronic exchange of documents and signatures commencing at 8:00 a.m., Eastern time, on the third (3rd) Business Day after the date on which the last of the conditions set forth in Article IX to be satisfied or waived in writing (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by Applicable Law, waiver in writing of such conditions by the party or parties entitled to the benefit thereof at the Closing) have been satisfied or, to the extent permitted by Applicable Law, waived in writing by the party or parties entitled to the benefit thereof, or at such other place, at such other time or on such other date as Parent and the Company may mutually agree in writing (the date on which the Closing actually occurs, the “Closing Date”); provided, however, that notwithstanding such satisfaction or waiver of such conditions, if the Marketing Period has not yet concluded at the time of such satisfaction or waiver of such conditions, then the Closing shall instead take place at 8:00 a.m., Eastern time, on the date following such satisfaction or waiver of such conditions that is the earlier to occur of (a) any Business Day as may be specified by Parent on no less than three (3) Business Days’ prior notice to the Company and (b) five (5) Business Days following the final day of the Marketing Period.

Section 2.2 The Merger. (a) Concurrently with the Closing, the Company shall file a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware and make all other Filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at such time (the “Effective Time”) as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware (or, to the extent permitted by Applicable Law, at such later time as Parent and the Company shall agree and as specified in the Certificate of Merger).

(b) At the Effective Time, Merger Sub shall be merged (the “Merger”) with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Sub shall cease, and the Company shall be the surviving corporation (the “Surviving Corporation”).

(c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Sub, all as provided under the DGCL, and the Merger shall have such other effects as provided in the DGCL (including Section 259 of the DGCL).

Section 2.3 Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holders of any share of capital stock or other equity securities of the Company or the Merger Sub, or any other Person:

(a) All shares of Company Common Stock that are owned by Parent, the Company (including shares held as treasury stock or otherwise) or Merger Sub immediately prior to the Effective Time shall be automatically cancelled and shall cease to exist and no consideration shall be delivered in exchange therefor. All shares of Company Common Stock that are owned by any Subsidiary of the Company immediately prior to the Effective Time shall remain unchanged at and after the Effective Time.

(b) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (each, a “Share”) (other than (i) shares of Company Common Stock to be cancelled in accordance with Section 2.3(a) and (ii) any Common Appraisal Shares as expressly set forth in Section 2.8) shall, at the Effective Time, be converted into the right to receive $10.05 in cash, without interest (the “Per Share Merger Consideration”), payable to the holder thereof in accordance with this Article II, less any withholding in accordance with Section 2.4(h) and subject to the provisions of Section 2.7. From and after the Effective Time, all Shares converted into the right to receive the Per Share Merger Consideration pursuant to this Section 2.3(b) shall cease to be outstanding and shall automatically be cancelled and retired, and each holder of (i) a certificate that immediately prior to the Effective Time represented any such Share (a “Certificate”) or (ii) any Share that is uncertificated, whether held in book-entry form or otherwise (“Uncertificated Shares”), shall thereafter cease to have any rights with respect thereto, except the right to receive the Per Share Merger Consideration in consideration for such Share in accordance with this Article II upon compliance with the applicable procedures set forth in this Article II. For the avoidance of doubt, shares of Company Common Stock held by the Company as treasury stock will not be considered to be “issued and outstanding” for purposes of this Section 2.3(b).

(c) All of the shares of common stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, par value $0.0001 per share, of the Surviving Corporation.

Section 2.4 Payment of Merger Consideration.

(a) Paying Agent. Prior to the Effective Time, Parent shall enter into a customary paying agent agreement with a nationally recognized financial institution designated by Parent and reasonably acceptable to the Company (the “Paying Agent”) and shall deposit with the Paying Agent for the benefit of the holders of shares of Company Common Stock cash in an aggregate amount necessary to pay the Per Share Merger Consideration to each such holder (such cash provided to the Paying Agent, hereinafter referred to as the “Merger Fund”). The Paying Agent shall deliver the Per Share Merger Consideration to be paid pursuant to Section 2.3 out of the Merger Fund. Except as provided in Section 2.4(g), the Merger Fund shall not be used for any other purpose.

(b) Payment Procedures.

(i) Certificates. Parent shall instruct the Paying Agent to mail, as soon as reasonably practicable after the Effective Time and in any event not later than the third (3rd) Business Day following the Closing Date, to each holder of record of a Certificate formerly representing Shares that were converted into the right to receive the Per Share Merger Consideration pursuant to Section 2.3(b), (1) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in customary form and have such other provisions as Parent may reasonably specify) and (2) instructions for use in effecting the surrender of such Certificate in exchange for the aggregate Per Share Merger Consideration in respect thereof. Upon surrender of a Certificate for cancellation to the Paying Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay and deliver in exchange thereof as promptly as practicable, the aggregate Per Share Merger Consideration in respect thereof, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of any Shares represented by a Certificate that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name such Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other similar Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such Tax has been paid or is not applicable. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate.

(ii) Uncertificated Shares. As soon as reasonably practicable after the Effective Time and in any event no later than the third (3rd) Business Days following the Closing Date, Parent shall cause the Paying Agent to mail or otherwise provide to each holder of Uncertificated Shares held in book-entry form that were converted into a right to receive the Per Share Merger Consideration pursuant to Section 2.3(b), (1) a letter of transmittal specifying that delivery shall be effected, and risk of loss and title shall pass, with respect to each Uncertificated Share, only upon delivery of an “agent’s message” regarding the book-entry transfer of such Uncertificated Share (or such other evidence, if any, of the transfer as the Paying Agent may reasonably request) and (2) instructions for use in effecting the surrender of such Uncertificated Shares in exchange for the aggregate Per Share Merger Consideration in respect thereof. Upon surrender to the Paying Agent of such Uncertificated Shares by book-receipt of an “agent’s message” in accordance with the terms of such letter of transmittal, and such other documents as may reasonably be required by the Paying Agent, the holder of such Uncertificated Shares shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay and deliver in exchange thereof as promptly as practicable, the aggregate Per Share Merger Consideration in respect thereof. As soon as reasonably practicable after the Effective Time and in any event no later than the third (3rd) Business Days following the Closing Date, Parent shall cause the Paying Agent to pay and deliver to each holder of any Uncertificated Shares that are not held in book-entry form that were converted into a right to receive the Per Share Merger Consideration the aggregate Per Share Merger Consideration in respect of such Uncertificated Shares, as well as appropriate materials advising each such holder of the completion of the Closing. No interest shall be paid or accrue on any cash payable upon conversion of any Uncertificated Shares.

(c) The Per Share Merger Consideration paid in accordance with the terms of this Section 2.4 upon the surrender of the Certificates or, in accordance with Section 2.4(b)(ii), in the case of the Uncertificated Shares, shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares represented by such Certificate or Uncertificated Shares, as applicable. After the Effective Time, there shall be no further registration of transfers of Shares on the stock transfer books of the Surviving Corporation. If, after the Effective Time, any Certificates formerly representing Shares or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be cancelled and exchanged as provided in this Section 2.4.

(d) Any portion of the Merger Fund (including proceeds of any investment thereof) that remains undistributed to the former holders of Shares on the sixth-month anniversary of the Effective Time shall, subject to any abandoned property, escheat or similar Applicable Law, be delivered to the Surviving Corporation, upon demand, and any former holders of Shares who have not theretofore complied with this Section 2.4 shall thereafter look only to the Surviving Corporation for payment of its claim for the Per Share Merger Consideration.

(e) None of Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Applicable Law. Any Per Share Merger Consideration remaining unclaimed by former holders of Company Common Stock immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Authority shall, to the fullest extent permitted by Applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

(f) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Parent, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in reasonable amount as Parent or the Paying Agent may direct, as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue the Per Share Merger Consideration in exchange for such lost, stolen or destroyed Certificate.

(g) The Paying Agent shall invest the Merger Fund as directed by Parent; provided, however, that no such investment income or gain or loss thereon shall affect the amounts payable to holders of Shares. Any interest, gains and other income resulting from such investments shall be the sole and exclusive property of Parent payable to Parent upon its request, and no part of such interest, gains and other income shall accrue to the benefit of holders of Shares; provided, further, that any investment of such cash shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank that are then publicly available), and that no such investment or loss thereon shall affect the amounts payable to holders of Shares pursuant to this Section 2.4. If for any reason (including losses) the cash in the Merger Fund shall be insufficient to fully satisfy all of the payment obligations to be made in cash by the Paying Agent hereunder, Parent shall promptly deposit cash into the Merger Fund in an amount which is equal to the deficiency in the amount of cash required to fully satisfy such cash payment obligations.

(h) Parent, the Surviving Corporation or the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of Applicable Law. Any amount deducted or withheld pursuant to this Section 2.4(h) and paid over to the relevant Taxing Authority shall be treated as having been paid to the holder of Shares in respect of which such deduction or withholding was made. Parent shall pay, or shall cause to be paid, all amounts so deducted or withheld to the appropriate Taxing Authority within the period required under Applicable Law.

Section 2.5 Treatment of Company Warrants. Each Company Warrant issued and outstanding immediately prior to the Effective Time, and all rights in respect thereof, shall become a warrant of the Surviving Corporation pursuant to the terms of the Warrant Agreement and shall thereafter become subject to the provisions of Section 8.2.

Section 2.6 Company Equity Awards.

(a) Company Restricted Stock Units. Each equity award in the form of restricted stock units which vest based solely upon continued employment or service that is outstanding under the Company Stock Plan or otherwise (each, a “Company RSU Award”) as of immediately prior to the Effective Time, whether vested or unvested, shall be cancelled (automatically by virtue of the Merger in accordance with resolutions adopted pursuant to Section 2.6(c) and without any action on the part of the holder thereof) and shall only entitle the holder thereof to receive, as soon as reasonably practicable after the Effective Time (but in any event no later than the end of the first regular payroll cycle commencing after the Effective Time or, to the extent any amount constitutes nonqualified deferred compensation under Section 409A of the Code, at the earliest time following such first regular payroll cycle that will not trigger a tax or penalty under Section 409A of the Code), an amount in cash equal to (i) the total number of shares of Company Common Stock underlying such Company RSU Award immediately prior to the Effective Time multiplied by (ii) the Per Share Merger Consideration, without interest and less applicable Taxes required to be withheld with respect to such payment.

(b) Company Performance Restricted Stock Units. Each equity award in the form of restricted stock units with respect to which vesting is contingent upon the attainment of a performance goal or goals that is outstanding under the Company Stock Plan or otherwise (each, a “Company PSU Award”) as of immediately prior to the Effective Time, to the extent unvested, shall vest at the greater of target or actual performance through the Closing (as determined by the Board of Directors of the Company (or a committee thereof) in good faith in accordance with the terms of the applicable Company PSU Award, as in effect on the date of this Agreement, and after reasonable consultation with Parent), and such vested Company PSU Award shall be cancelled (automatically by virtue of the Merger in accordance with resolutions adopted pursuant to Section 2.6(c) and without any action on the part of the holder thereof or the parties hereto) and shall only entitle the holder thereof to receive, as soon as reasonably practicable after the Effective Time (but in any event no later than the end of the first regular payroll cycle commencing after the Effective Time or, to the extent any amount constitutes nonqualified deferred compensation under Section 409A of the Code, at the earliest time following such first regular payroll cycle that will not trigger a tax or penalty under Section 409A of the Code), an amount in cash equal to (i) the total number of shares of Company Common Stock underlying such vested Company PSU Award immediately prior to the Effective Time multiplied by (ii) the Per Share Merger Consideration, without interest and less applicable Taxes required to be withheld with respect to such payment.

(c) Board Actions. Prior to the Effective Time, the Board of Directors of the Company shall adopt such resolutions as are necessary to give effect to the transactions contemplated by this Section 2.6.

Section 2.7 Adjustments. Without limiting or affecting any of the provisions of Section 6.1 or Section 7.1, if, during the period between the date of this Agreement and the Effective Time, the Shares shall have been changed into a different number of shares or a different class by reason of any reclassification, stock split (including a reverse stock split), recapitalization, split-up, combination, exchange of shares, readjustment, or other similar transaction, or a stock dividend thereon shall be declared with a record date within said period, then the Per Share Merger Consideration shall be appropriately adjusted to provide the holders of Shares (including Company RSU Awards and Company PSU Awards) the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.7 shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

Section 2.8 Appraisal Rights.

(a) Notwithstanding anything in this Agreement to the contrary, Shares that are outstanding immediately prior to the Effective Time and that are held by any Person who is entitled to demand and properly demands appraisal of such Shares pursuant to, and who complies in all respects with, Section 262 of the DGCL (“Common Appraisal Shares”) shall not be converted into the right to receive the Per Share Merger Consideration as provided in Section 2.3(b), but instead shall be canceled and shall represent the right to receive only those rights provided under Section 262 of the DGCL; provided, however, that if any such Person shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 of the DGCL, then the right of such Person to receive those rights under Section 262 of the DGCL shall cease and such Common Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and shall represent only the right to receive, the Per Share Merger Consideration as provided in Section 2.3(b).

(b) The Company shall give prompt notice to Parent of any demands received by the Company for appraisal of any Shares and Parent shall have the right to participate in and direct all negotiations and legal or administrative Proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing. Parent shall not, except with the prior written consent of the Company, require the Company to make any payment prior to the Effective Time with respect to any demands for appraisal or offer to settle or settle any such demands.

Section 2.9 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company, any of its Subsidiaries or Merger Sub, any Contracts, deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company, any of its Subsidiaries or Merger Sub, as applicable, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, in each case solely to the extent contemplated by this Agreement, the Ancillary Agreements and the Transactions.

ARTICLE III

ORGANIZATIONAL DOCUMENTS; DIRECTORS AND OFFICERS

Section 3.1 Certificate of Incorporation and Bylaws of the Surviving Corporation. At the Effective Time, the certificate of incorporation of the Company shall be amended and restated so that it reads in its entirety as set forth on Exhibit A. From and after the Effective Time, the certificate of incorporation of the Company as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein or in accordance with Applicable Law. The bylaws of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated to conform to the bylaws of Merger Sub in effect immediately prior to the Effective Time, except that the name of the corporation reflected therein shall be “PAE Incorporated.” From and after the Effective Time, the bylaws of the Company as so amended and restated shall be the bylaws of the Surviving Corporation until thereafter amended as provided therein or in the Certificate of Incorporation or in accordance Applicable Law.

Section 3.2 Directors and Officers of the Surviving Corporation. From and after the Effective Time, until their respective successors are duly elected or appointed and qualified in accordance with Applicable Law, (a) the directors of the Merger Sub shall be the directors of the Surviving Corporation and (b) the officers of the Company shall be the officers of the Surviving Corporation.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to Section 11.5, except (a) as disclosed in any publicly available Company SEC Document filed with the SEC on or after February 10, 2020 and at least two (2) Business Days prior to the date of this Agreement (other than any disclosure contained in any part of any Company SEC Document entitled “Risk Factors” or “Cautionary Statement about Forward Looking Statements” or any other disclosures in any Company SEC Document that are cautionary, predictive or forward-looking in nature) or (b) as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent that:

Section 4.1 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all corporate powers required to own, lease and operate all of its properties or assets and to carry on its business as now conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction where such qualification or licensing is necessary, except for those jurisdictions where failure to be so qualified or licensed or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has made available to Parent true, correct and complete copies of the certificate of incorporation and bylaws of the Company as in effect on the date of this Agreement (the “Company Organizational Documents”).

Section 4.2 Corporate Authorization.

(a) Assuming the accuracy of the representations in Section 5.10, the execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by the Company of the Transactions, are within the corporate powers of the Company and, except for the Company Stockholder Approval, have been duly authorized by all necessary corporate action on the part of the Company. Assuming the accuracy of the representations in Section 5.10, the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock entitled to vote approving and adopting this Agreement is the only vote of the holders of any of the Company’s capital stock necessary in connection with the consummation of the Merger (the “Company Stockholder Approval”). This Agreement has been duly executed and delivered by the Company, and each of the Ancillary Agreements to which the Company is a party, has been (or will be) duly executed and delivered by the Company and (assuming due authorization, execution and delivery by the other parties hereto and thereto) each constitutes (or will constitute) a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) (collectively, the “Bankruptcy and Equity Exceptions”)).

(b) At a meeting duly called and held, the Board of Directors of the Company unanimously adopted resolutions (i) determining that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the Company and its stockholders; (ii) approving, adopting and declaring advisable this Agreement and the Transactions (including the Merger); (iii) directing that the approval and adoption of this Agreement be submitted to a vote at a meeting of the Company’s stockholders; and (iv) recommending approval and adoption of this Agreement (including the Merger) by the Company’s stockholders (such recommendation, the “Company Board Recommendation”). Except as permitted by Section 6.3, the Board of Directors of the Company has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions.

Section 4.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is or is specified to be a party, and the consummation by the Company of the Transactions, require no action by or in respect of, Consents of, or Filings with, any

Governmental Authority other than (a) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business; (b) compliance with any applicable requirements of the HSR Act and any other applicable Antitrust Laws or National Security Laws; (c) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities Laws or pursuant to the listing requirements of Nasdaq; (d) the Consents set forth on Section 4.3 of the Company Disclosure Letter; and (e) any other actions, Consents or Filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (clauses (a) through (e), collectively “Company Governmental Authorizations”).

Section 4.4 Non-contravention. The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is or is specified to be a party, and the consummation of the Transactions, do not and will not (a) assuming receipt of the Company Stockholder Approval, contravene, conflict with, or result in any violation or breach of any provision of the Company Organizational Documents; (b) assuming compliance with the matters referred to in Section 4.3 and receipt of the Company Stockholder Approval, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law; (c) assuming compliance with the matters referred to in Section 4.3 and receipt of the Company Stockholder Approval, require any Consent or other action by any Person, or give rise to a right of payment under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under, any provision of any Company Material Contract binding upon the Company or any of its Subsidiaries or any governmental Consents (including Consents required by Contract) affecting, or relating in any way to, the Company or any of its Subsidiaries or any of its or their respective assets or businesses; or (d) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, with such exceptions, in the case of each of clauses (b) through (d), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.5 Capitalization.

(a) The authorized capital stock of the Company as of October 18, 2021 consists of (x) 200,000,000 shares of Company Class A Common Stock, (y) 10,000,000 shares of Company Class F Common Stock and (z) 1,000,000 shares of preferred stock, par value $0.0001 (“Company Preferred Stock”). As of October 18, 2021, there were issued and outstanding (i) 93,117,234 shares of Company Class A Common Stock (none of which is subject to vesting conditions or is treasury stock or is owned by the Company or any of its Subsidiaries); (ii) no shares of Company Class F Common Stock; (iii) no shares of Company Preferred Stock; (iv) Company RSU Awards with respect to an aggregate of 1,370,814 shares of Company Common Stock; (v) Company PSU Awards with respect to an aggregate maximum of 1,590,871 shares of Company Common Stock; (vi) 4,000,000 shares of Company Class A Common Stock issuable if the price of Company Class A Common Stock trading on Nasdaq exceeds certain thresholds; (vii) 3,109,660 additional shares of Company Class A Common Stock were reserved for issuance pursuant to the Company Stock Plan; and (viii) (1) 19,999,985 warrants exercisable for 19,999,985 shares of Company Class A Common Stock at an exercise price of $11.50 per whole share (of which 13,333,319 were Public Warrants (as defined in the Warrant Agreement) and 6,666,666 were Private Warrants (as defined in the Warrant Agreement)) (the “Company Warrants”). Except as otherwise set forth in this Section 4.5(a) and for changes since October 18, 2021 resulting from the vesting and settlement of Company Equity Awards outstanding on such date in accordance with their applicable terms as in effect on such date, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of, or other ownership interest in, the Company, (ii) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of, or other ownership interests in, the Company, (iii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, deliver, sell, repurchase, redeem or otherwise acquire any capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for capital stock or other voting securities of, or other ownership interests in, the Company, or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, profits interests, “phantom” stock or similar securities or rights issued by or with the approval of the Company or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or other ownership interests in, the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”).

(b) All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to the Company Stock Plan will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable, issued in compliance with all applicable state and federal securities Law and free of preemptive rights, purchase options, call options, rights of first refusal, subscription rights or any similar rights, arrangements, commitments or restrictions. All Company Equity Awards have been issued pursuant to the Company Stock Plan. No Subsidiary of the Company owns any shares of capital stock of the Company. The Company has furnished to Parent a true, correct and complete list of all outstanding Company Equity Awards as of October 18, 2021, including with respect to each such equity award, the holder, date of grant, vesting schedule, whether subject to performance conditions, number of shares of Company Common Stock subject to such award (assuming both target and maximum performance levels were achieved, if applicable). For each such Company Equity Award, the Company has furnished to Parent a form of award agreement substantially similar in all material respects to the individual award agreement governing the terms of such Company Equity Award. There are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Each outstanding Company Equity Award may, by its terms, be treated as set forth in Section 2.6. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. Neither the Company nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Company Securities, other than the Investor Rights Agreement. The Company is not subject to any obligation or requirement to make any investment (in the form of a loan, capital contribution or otherwise) in any other Person. The Company is not the subject of any bankruptcy, dissolution, liquidation, reorganization or similar proceeding.

(c) There are no stockholders agreements, voting trusts, registration rights agreements or other similar agreements or understandings to which the Company or any Subsidiary of the Company is a party with respect to the capital stock or other equity interests of the Company, other than the Investor Rights Agreement and the Restated Registration Rights Agreement dated February 10, 2020, by and among the Company, Gores Sponsor III LLC, Randall Bort, William Patton, Jeffrey Rea and certain stockholders of Shay Holding Corporation (the “Registration Rights Agreement”). None of the Company or any Subsidiaries of the Company has granted any preemptive rights, anti-dilutive rights or rights of first refusal, registration rights or similar rights with respect to its shares or shares of capital stock (as applicable) that are in effect, except for the rights contained in the Registration Rights Agreement.

(d) The shares of Company Common Stock owned by the Significant Stockholder, and subject to the Voting Agreements, represent approximately 22.5% of the issued and outstanding shares of Company Common Stock as of October 18, 2021, based on the total number of shares of Company Common Stock issued and outstanding on that date as set forth in Section  4.5(a) of this Agreement. No Subsidiary of the Company owns any shares of Company Common Stock.

Section  4.6 Subsidiaries and Joint Ventures.

(a) Each Subsidiary of the Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization and has all corporate or other organizational powers, as applicable, required to carry on its business as now conducted, except for those jurisdictions where failure to be so organized, validly existing and in good standing or to have such power has not had and would not reasonably be expected to have, individually or in the aggregate, a

Company Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Section 4.6(a) of the Company Disclosure Letter sets forth a true, correct and complete list of each Subsidiary of the Company as of the date of this Agreement, and its jurisdiction of incorporation or organization.

(b) All of the issued and outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Lien. Except for the capital stock or other voting securities of, or other ownership interests in, its Subsidiaries, the Company Minority Owned JVs, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or other ownership interests in, any Person.

(c) Section 4.6(c) of the Company Disclosure Letter sets forth a true, correct and complete list of each entity, joint venture, profit-sharing arrangement, partnership, strategic alliance or similar venture in which the Company owns, directly or indirectly, fifty percent (50%) or less of the outstanding equity interests or other securities (the “Company Minority Owned JVs”), together with their jurisdiction of incorporation or organization, as applicable; provided, however, that any Subsidiary of a Company Minority Owned JV shall not constitute a Company Minority Owned JV. To the knowledge of the Company, each Company Minority Owned JV is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization and has all corporate or other organizational powers, as applicable, required to carry on its business as now conducted, except for those jurisdictions where failure to be so organized, validly existing and in good standing or to have such power has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, each Company Minority Owned JV is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All of the issued and outstanding capital stock or other voting securities of, or ownership interests in, or other securities of, each Company Minority Owned JV owned by the Company, directly or indirectly, are so owned free and clear of any Lien.

Section 4.7 Regulatory Reports, SEC Filings and the Sarbanes-Oxley Act.

(a) The Company and each of its Subsidiaries have timely filed with or furnished all material reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed with the SEC under the Securities Act or the Exchange Act since the Measurement Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”) with the SEC, and have paid all material fees and assessments due and payable in connection therewith.

(b) As of its filing date, each Company SEC Document filed since the Measurement Date and prior to the date of this Agreement complied, and each Company SEC Document filed subsequent to the date of this Agreement (assuming, in the case of the Proxy Statement, that the representation and warranty set forth in Section 5.7 is true and correct) will comply, in all material respects with the applicable requirements of Nasdaq, the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and any other applicable rules and regulations promulgated by the SEC, as the case may be.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Company SEC Document filed since the Measurement Date and prior to the date of this Agreement did not, and each Company SEC Document filed subsequent to the date of this Agreement (assuming, in the case of the Proxy Statement, that the representation and warranty set forth in Section 5.7 is true and correct) will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC or SEC investigation with respect to any Company SEC Documents.

(d) The Company is, and since the Measurement Date has been, in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of Nasdaq.

(e) The Company and its Subsidiaries have established and maintain disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed and sufficient to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. Such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and principal financial officer to material information required to be included in the Company’s periodic and current reports required under the Exchange Act. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(f) The Company and its Subsidiaries have established and maintain a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) (“internal controls”). Such internal controls are sufficient to provide reasonable assurance (i) regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP, (ii) that material receipts and expenditures of the Company are being made in accordance with appropriate authorizations of management or the Board of Directors of the Company (as applicable) and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of assets of the Company that could have a material effect on the Company’s consolidated financial statements. The Company’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Board of Directors of the Company (i) all significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. The Company has made available to Parent prior to the date of this Agreement a true, correct and complete summary of any disclosure of the type described in the preceding sentence made by the Company’s principal executive officer and principal financial officer to the Company’s auditors and audit committee of the Board of Directors of the Company since the Measurement Date.

(g) Since the Measurement Date, each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq, and the statements contained in any such certifications are true, correct and complete.

Section 4.8 Financial Statements and Financial Matters.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents (i) complied as to form, when filed, in all material respects with the rules and regulations of the SEC with respect thereto, and (ii) present fairly, in all material respects, in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal, recurring and immaterial year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared from, and are in accordance in all material respects with, the books and records of the Company and its Subsidiaries. The books, records and accounts of the Company have been maintained in material compliance with applicable legal and accounting requirements and in accordance with sound business practices, and such records are accurate in all material respects and reflect actual, bona fide transactions.

(b) From the Measurement Date to the date of this Agreement, and with the exception of audits and reviews conducted in the ordinary course of business arising under or related to a Government Contract, the Company has not received written notice from the SEC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC or any other Governmental Authority.

Section 4.9 Disclosure Documents. The information relating to the Company and its Subsidiaries that is provided by the Company, any of its Subsidiaries or any of their respective Representatives for inclusion or incorporation by reference in the Proxy Statement will not, at the time the Proxy Statement or any amendment or supplement thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 4.9, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Proxy Statement which relate to Parent and its Subsidiaries, including Merger Sub, or were not supplied by or on behalf of the Company.

Section 4.10 Absence of Certain Changes. Since the Company Balance Sheet Date through the date of this Agreement:

(a) The business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business.

(b) There has not been any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) There has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 6.1(b).

Section 4.11 No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date, (c) liabilities arising in connection with the Transactions and (d) other liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(b) of Regulation S-K promulgated under the Securities Act (“Regulation S-K”) that have not been so described in the Company SEC Documents.

Section 4.12 Litigation. There is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, any present or former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective assets or properties of the Company or any of its Subsidiaries, before (or, in the case of threatened Proceedings, that would reasonably be expected to be before) any Governmental Authority, that (a) has had or would reasonably be expected to have, individually or in the aggregate, a material effect on the Company and its Subsidiaries, taken as a whole, (b) as of the date hereof, in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the Transactions or (c) would have a material adverse effect on the ability of Parent to operate the business of the Company and its Subsidiaries immediately following the Closing in substantially the same manner as operated by the Company prior to the Closing. There is no settlement or similar agreement that imposes any material ongoing obligations or restrictions on the Company or any of its Subsidiaries. There is no Order outstanding or threatened against or affecting the Company, any of its Subsidiaries, any present or former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective assets or properties of any of the Company or any of its Subsidiaries, that has had or would reasonably be expected to have, individually or in the aggregate, a material effect on the Company and its Subsidiaries, taken as a whole, under which the Company or any of its Subsidiaries has any material ongoing obligations or restrictions, or that would, or would reasonably be expected to, prevent, enjoin, alter or materially delay any of the Transactions.

Section 4.13 Permits. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries hold, and since the Measurement Date have held, all governmental Consents necessary for the operation of their respective businesses as currently conducted (the “Company Permits”). All Company Permits are in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries are and since the Measurement Date, have been in compliance with the terms of the Company Permits, except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no Proceeding pending, or, to the knowledge of the Company, threatened that seeks, or, to the knowledge of the Company, any existing condition, situation or set of circumstances that would reasonably be expected to result in, the revocation, cancellation, termination, non-renewal or adverse modification of any Company Permit except where such revocation, cancellation, termination, non-renewal or adverse modification has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.14 Compliance with Applicable Laws. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) the Company and each of its Subsidiaries are, and since the Measurement Date have been, in material compliance with all Applicable Laws and are not, and since the Measurement Date have not been, in default under or in violation of any Applicable Laws.

(b) neither the Company nor any of its Subsidiaries is a party to any agreement or settlement with any Governmental Authority, under which it has any ongoing obligations or restrictions, with respect to any actual or alleged violation of any Applicable Law.

(c) except as set forth in Section 4.14(c) of the Company Disclosure Letter:

(i) the Company, each of its Subsidiaries, and each of their respective directors, officers, employees, and agents, representatives, sales intermediaries and any other Third Party acting on their behalf, has, (A) since the Measurement Date, complied with all applicable Specified Business Conduct Laws (other than the Laws referred to in clause (c) of the definition of Specified Business Conduct Laws) and (B) since January 1, 2016, complied with all Applicable Laws referred to in clause (c) of the definition of Specified Business Conduct Laws;

(ii) since the Measurement Date, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or employees has been, subject to any actual, pending or threatened civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations,

Proceedings, demand letters, settlements or enforcement actions, or made any voluntary disclosures to any Governmental Authority, involving the Company or any of its Subsidiaries, in any way relating to any applicable Specified Business Conduct Laws;

(iii) neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees, agents, representatives, sales intermediaries or any other Third Party acting on their behalf is a Sanctioned Person;

(iv) since the Measurement Date, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees, agents, representatives, sales intermediaries or any other Third Party acting on their behalf, has engaged in any dealings, transactions, activity or conduct with, involving or for the benefit of, any Sanctioned Person in violation of the Specified Business Conduct Laws; and

(v) no officer, director or employee of the Company or any of its Subsidiaries is a Government Official.

(d) The Company and its Subsidiaries and Affiliates have in place policies, procedures and controls that are reasonably designed to promote compliance with any applicable Specified Business Conduct Laws.

Section 4.15 Material Contracts.

(a) Section 4.15(a) of the Company Disclosure Letter sets forth a list as of the date of this Agreement of each of the following Contracts, excluding any Government Contracts, to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or its or their assets are bound (each such Contract listed or required to be so listed, and each of the following Contracts to which the Company or any of its Subsidiaries becomes a party or by which the Company, any of its Subsidiaries or its or their assets become bound after the date of this Agreement, including any amendments, modifications or supplemented thereto, a “Company Material Contract”):

(i) any Contract that is a “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K;

(ii) promissory notes, loan agreements, guarantees, indentures, evidences of Indebtedness or other instruments (in the case of letters of credit, bankers’ acceptances, surety bonds, performance bonds and similar instruments, whether or not drawn) providing for or relating to the lending of money, including any sale and leaseback transactions, capitalized leases and other similar financing arrangements or that provides for the guarantee, support, indemnification, assumption or endorsement by the Company or any of its Subsidiaries of, or any similar commitment by the Company or any of its Subsidiaries with respect to the obligations, liabilities or Indebtedness of any other Person, or any agreement pursuant to which the Company or any of its Subsidiaries granted a Lien on any of its or their assets, whether tangible or intangible, to secure any Indebtedness, in each case in a principal amount in excess of $1,000,000;

(iii) any Contract for the sale by the Company or any of its Subsidiaries of goods, services, equipment or supplies that provides for, or is reasonably expected to result in, annual net revenues to, or annual net payments by, the Company and its Subsidiaries, as applicable, in excess of $5,000,000 in the fiscal year ending December 31, 2021 or resulted in such revenues or payments of at least such applicable amount in the fiscal year ended December 31, 2020 (other than any such Contract for which the Company or its Subsidiaries has a standard form agreement but that does not deviate (except with respect to the amounts payable thereunder) from such form agreement);

(iv) any Contract restricting the payment of dividends or the making of distributions to stockholders of the Company or any of its Subsidiaries or the repurchase of stock or other equity of the Company;

(v) any Contract that would require the disposition of any assets or line of business of the Company or its Subsidiaries as a result of the consummation of the Merger;

(vi) (A) any joint venture, partnership, strategic alliance, collaboration or other similar agreements with a third party that is material to the business of the Company and its Subsidiaries, taken as a whole and (B) any Contract relating to any Company Minority Owned JV or any other non-wholly owned Subsidiaries;

(vii) any Contract pursuant to which the Company or any of its Subsidiaries receives from any Third Party a license or similar right to any Intellectual Property that is material to the Company and its Subsidiaries, taken as a whole, other than licenses with respect to non-customized Software that is generally available and licensed pursuant to standard commercial terms or pursuant to which use, commercial exploitation, assignability or enforcement of any Intellectual Property owned by the Company and its Subsidiaries is limited, restricted or prohibited, including territorial restrictions, field of use limitations, covenants not to sue and non-competition restrictions;

(viii) any Contract pursuant to which the Company or any of its Subsidiaries grants to any Third Party a license or similar right to any Intellectual Property that is material to the Company and its Subsidiaries, taken as a whole, other than nonexclusive licenses granted in the ordinary course of business;

(ix) any Related Party Contract;

(x) any Contract involving the settlement of any action or threatened action (or series of related actions) that will, after the date hereof, (1) involve payments in excess of $500,000, (2) involve equitable or injunctive relief on, or the admission of wrongdoing by the Company or any of its Subsidiaries or (3) impose material monitoring or reporting obligations outside the ordinary course of business;

(xi) any Contract that is a lease of real or personal property that requires annual rent or other payments by lessee in excess of $250,000 to which the Company or any of its Subsidiaries is a party, as lessee, with the exception of any leases for which costs are directly reimbursable under a Government Contract with the U.S. government and for which the period of performance of the lease aligns to the length of the lease;

(xii) any Contract that grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the Company or any of its Subsidiaries (other than any such Contracts that are terminable by the Company or any of its Subsidiaries on ninety (90) days or less notice without any required material payment or other material conditions, other than the condition of notice); and

(xiii) any Contract that relates to the acquisition or disposition of any Person, business or asset (other than any Contract or arrangement that provides solely for the acquisition of equipment or products in the ordinary course of business) and under which the Company or its Subsidiaries have a material continuing obligation, including any material “earn-out” or similar contingent payment obligation or indemnity obligation.

(b) All of the Company Material Contracts are, subject to the Bankruptcy and Equity Exceptions, valid and binding obligations of the Company or a Subsidiary of the Company (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, and in full force and effect and enforceable in accordance with their respective terms against the Company or its Subsidiaries (as the case may be) and, to the knowledge of the Company, each of the other parties thereto (except for such Company Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms; provided that if such termination is at the option of the Company or any of its Subsidiaries, such termination must be in the ordinary course of business), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a material effect on the Company and its Subsidiaries, taken as a whole. To the knowledge of the Company, no Person is seeking to terminate or challenge the validity or enforceability of any Company Material Contract, except such terminations or challenges that have not had and would not reasonably be expected to have, individually or in the aggregate, a material effect on the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any of the other parties thereto has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither the Company nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Company Material Contract, except for those violations and defaults (or potential defaults) that have not had and would not reasonably be expected to have, individually or in the aggregate, a material effect on the Company and its Subsidiaries, taken as a whole. Any written notices of default or written notices of termination (or written summaries of any such oral notices) in respect of the Company Material Contracts have been made available to Parent.

Section 4.16 Taxes.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i) All Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due (giving effect to valid extensions) in accordance with all Applicable Law, and all such Tax Returns are true, correct and complete in all material respects.

(ii) The Company and each of its Subsidiaries has paid (or has had paid on its behalf) or has withheld and remitted to the appropriate Taxing Authority all Taxes due and payable, or (1) where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual or (2) where payment is being contested in good faith pursuant to appropriate procedures, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate reserve.

(iii) There is no Proceeding (including an audit) pending or, to the knowledge of the Company, threatened in writing against or with respect to the Company or its Subsidiaries in respect of any Tax in any jurisdiction.

(iv) There are no requests for advance Tax rulings, requests for technical advice, requests for change in any method of accounting or any similar requests or determinations in respect of any Tax pending or in progress between the Company or any of its Subsidiaries and any Taxing Authority.

(v) There are no Liens for Taxes (other than Permitted Liens) upon any of the assets of the Company or any of its Subsidiaries.

(vi) No claim, assessment, deficiency or proposed adjustment for Taxes has been asserted or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries (nor to the knowledge of the Company is there any), which deficiency has not been paid or resolved, except for claims, assessments, deficiencies or proposed adjustments being contested, or in the process of being contested, in good faith pursuant to appropriate procedures and for which adequate reserves have been established in accordance with GAAP.

(vii) No claim has been made in writing by any Taxing Authority in a jurisdiction where the Company and/or the Company’s Subsidiaries do not pay Taxes or file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction. Neither the Company nor any of its Subsidiaries has, or has ever had, a permanent establishment in any country other than its country of its organization, in each case, where it is required to file an income Tax Return and does not file such Tax Return.

(viii) Neither the Company nor any of its Subsidiaries (1) has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Company or any of its Subsidiaries was the common parent, or (2) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor.

(ix) Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any obligation under, any Tax sharing agreement, Tax allocation agreement or Tax indemnity agreement (other the contracts entered into in the ordinary course of business the primary purpose of which is not Taxes).

(x) Neither the Company nor any of its Subsidiaries has engaged in any transaction that is a “listed transaction” under Section 1.6011-4(b)(2) of the Treasury Regulations or any other transaction requiring disclosure under any similar provision of state, local or non-U.S. Law.

(xi) Neither the Company nor any of its Subsidiaries have waived any statute of limitations with respect to any Tax or agreed to any extension of time with respect to a Tax assessment or deficiency which waiver or extension is still in effect, and no written request for any such waiver or extension has been made.

(xii) Neither the Company nor any of its Subsidiaries will be required to include any amount of taxable income, exclude any item of deduction or loss from taxable income, or make any adjustment under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) for any taxable period (or portion thereof) ending after the Closing Date as a result of any (1) change in method of accounting adopted prior to the Closing, (2) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) executed prior to the Closing, (3) intercompany transactions occurring, or any excess loss account existing, prior to the Closing, in each case as described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or non-U.S. Law), (4) installment sale or open transaction disposition made prior to the Closing, or (5) prepaid amount received or deferred revenue recognized prior to the Closing, other than in the ordinary course of business.

(b) All federal income Tax Returns of the affiliated group of which the Company is the common parent through the Tax year ended December 31, 2017 have been examined and closed or are Tax Returns with respect to which the applicable period for assessment under Applicable Law, after giving effect to extensions or waivers, has expired.

(c) During the two (2)-year period ending on the date of this Agreement, the Company was not a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

(d) Neither the Company nor any of its Subsidiaries has applied for or received any relief from Taxes under a COVID-19 Measure, including by claiming an employee retention credit, and has not applied for or received any loan under the Paycheck Protection Program under the CARES Act.

Section 4.17 Company Employee Plans. (a) Section 4.17(a) of the Company Disclosure Letter sets forth a true, correct and complete list as of the date of this Agreement of each material Company Employee Plan. For each material Company Employee Plan, the Company has made available to Parent a copy of such Company Employee Plan (or a description, if such plan is not written) and all amendments thereto, together with a copy of (if applicable): (i) each trust, insurance or other funding arrangement; (ii) each summary plan description and summary of material modifications; (iii) the most recently filed IRS Forms 5500; (iv) the most recent favorable determination or opinion letter from the IRS; and (v) the most recently prepared actuarial reports and financial statements in connection with each such Company Employee Plan.

(b) Except for those Employee Plans set forth on Section 4.17(b) of the Company Disclosure Letter, none of the Company, its Subsidiaries, or their ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to) or otherwise has or could reasonably be expected to have any liability with respect to, or has since January 1, 2015, sponsored, maintained, administered or contributed to (or had any obligation to contribute to) or otherwise had liability with respect to, (i) any Employee Plan that is or was subject to Title IV of ERISA or Section 412 of the Code or is or was otherwise a defined benefit pension plan, (ii) a “multiple employer plan” (within the meaning of Sections 4063 or 4064 of ERISA or Section 413(c) of the Code), (iii) a “multiemployer plan” (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA) that is subject to Title IV of ERISA (each a “Company Multiemployer Plan”), or (iv) a “voluntary employees’ beneficiary association” (within the meaning of Section 501(c)(9) of the Code) or other funded arrangement for the provision of welfare benefits.

(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) no liability under Title IV or Section 302 of ERISA has been incurred by the Company or any ERISA Affiliate thereof that has not been satisfied in full, and no condition exists that could reasonably be expected to present a risk to the Company of incurring any such liability; (ii) the Company and each ERISA Affiliate thereof have timely made all contributions and payments required to be made by such entity to each Company Multiemployer Plan, including under the terms of the applicable Collective Bargaining Agreement, participation agreement, or Company Multiemployer Plan trust agreement or other governing document that governs such contribution obligation; and (iii) neither the Company nor any ERISA Affiliate thereof has incurred any liability on account of a “complete withdrawal” or “partial withdrawal” (within the meaning of Sections 4203 and 4205 of ERISA, respectively) from any Company Multiemployer Plan (including as a result of the Transactions).

(d) Each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code, and each trust that is related to a Company Employee Plan and intended to be tax exempt under Section 501(a) of the Code, has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code, as applicable, and, to the knowledge of the Company, nothing has occurred that would reasonably be expected to adversely affect the qualification or tax exemption of any such Company Employee Plan or related trust.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) each Company U.S. Plan and its related trust, insurance contract or other funding vehicle has been maintained in compliance with its terms and all Applicable Law, including ERISA and the Code, (ii) the Company and each of its Subsidiaries is in compliance with all Applicable Law with respect to any Company Employee Plan; (iii) no Proceeding (other than routine claims for benefits) is pending against or involves or, to the knowledge of the Company, is threatened against or reasonably expected to involve, any Company Employee Plan before any court or any Governmental Authority, including the IRS, the Department of Labor or the PBGC; (iv) each Company International Plan has been maintained in compliance with its terms and all Applicable Law; and (v) all contributions or other amounts payable by the Company or any of its Subsidiaries with respect to each Company Employee Plan have been paid or accrued in accordance with the terms of such Company Employee Plan, GAAP and Section 412 of the Code (or any comparable provision under non-U.S accounting guidelines or Applicable Law). Except as fully accrued or reserved on the Company’s financial statements in accordance with GAAP (or comparable non-U.S. accounting guidelines), there are no material unfunded liabilities, solvency deficiencies or wind-up liabilities with respect to any Company Employee Plan, as applicable.

(f) With respect to each current or former Company Service Provider, the consummation of the Transactions will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit or increase in any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit or forgiveness of indebtedness; (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Company Employee Plan; (iii) limit or restrict the right of the Company or, after the consummation of the Transactions, Parent to merge, amend or terminated any Company Employee Plan; or (iv) result in any amount being (whether in cash, in property, or in the form of benefits) by the Company or any of its Subsidiaries in connection with the Transactions (either solely as a result thereof or as a result of such transactions in conjunction with any other event) that will be an “excess parachute payment” within the meaning of Section 280G of the Code.

(g) Neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Company Employee Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any current or former Company Service Provider (other than coverage mandated by Applicable Law and reimbursements for such coverage).

(h) Neither the Company nor any of its Subsidiaries has any obligation to gross up, indemnify or otherwise reimburse any individual for any Taxes, interest or penalties incurred pursuant to Section  409A or 4999 of the Code.

Section 4.18 Company Service Providers and Labor Matters.

(a) Except as has not had and would not reasonably be expected to have, in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are, and since the Measurement Date have been, in compliance with Applicable Laws relating to labor and employment, including employment practices, occupational safety and health standards, terms and conditions of employment, payment of wages, classification of employees, immigration, visa, work status, pay equity and workers’ compensation. Except as has not had and would not reasonably be expected to have, in the aggregate, a Company Material Adverse Effect, there are no Proceedings pending or, to the knowledge of the Company, threatened to be filed by or concerning any current or former employee regarding such labor and employment Laws. Neither the Company nor any of its Subsidiaries have received any notice of an investigation, charge, citation, penalty, or assessment from any Governmental Authority with respect to any such labor and employment Laws.

(b) Since the Measurement Date, (i) no allegations of sexual harassment, sexual abuse, or other sexual misconduct have been made against any officer or director of the Company or any of its Subsidiaries and (ii) there are no Proceedings pending or, to the knowledge of the Company, threatened related to any allegations of sexual harassment, sexual abuse, or other sexual misconduct by any officer or director of the Company or any of its Subsidiaries. Since the Measurement Date, neither the Company nor any of its Subsidiaries or Affiliates have entered into any settlement agreements related to allegations of sexual harassment, sexual abuse or other sexual misconduct by any officer or director of the Company or any of its Subsidiaries.

(c) Neither the Company nor any of its Subsidiaries is, or has been, a party to or subject to, or is currently negotiating in connection with entering into any Collective Bargaining Agreement, and there have not been any, and to the knowledge of the Company there are no threatened, organizational campaigns or other unionization activity seeking recognition of a collective bargaining unit. Except as has not had and would not reasonably be expected to have, in the aggregate, a Company Material Adverse Effect, there are no unfair labor practice complaints pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority and there are no union grievances against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened that could reasonably be expected to result in an adverse determination. There is, and since the Measurement Date that has been, no labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries. The consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the Transactions.

(d) The Company and each of its Subsidiaries is, and has been since the Measurement Date, in compliance with WARN and has no liabilities thereunder. Neither the Company nor any of its Subsidiaries has taken any action during the 90-day period prior to the date hereof, or will take any action, that would reasonably be expected to cause Parent or any of its Affiliates or the Surviving Corporation or its Affiliates to have any liability following the Closing Date under WARN.

(e) The Company and each of its Subsidiaries has taken commercially reasonable steps to minimize potential workplace exposure in light of COVID-19.

Section 4.19 Intellectual Property and Information Technology.

(a) Section 4.19(a) of the Company Disclosure Letter sets forth all patents, registered trademarks, registered copyrights, Internet domain name registrations and pending applications for any patents, trademarks and copyrights owned by or registered in the name of the Company or any of its Subsidiaries (“Registered Company IP”). The Registered Company IP is subsisting and has not been abandoned, cancelled, lapsed or expired, and excluding any pending applications contained therein, to the knowledge of the Company, is valid and enforceable.

(b) The Company and its Subsidiaries own all right, title and interest in and to the Company Owned IP free and clear of all Liens (other than Permitted Liens). The Company Owned IP has not been the subject of any Proceeding challenging its validity, enforceability, ownership or otherwise seeking to cancel or narrow the scope thereof. The Company and its Subsidiaries own or have valid rights to use all Intellectual Property used, held for use in or necessary for their respective businesses, as currently conducted (collectively, the “Company IP”). The foregoing representation and warranty is not intended to be a representation or warranty regarding the absence of infringement, misappropriation or other violation of Intellectual Property, which is addressed in Section 4.19(c) below.

(c) (i) There are no pending or, to the knowledge of the Company, threatened claims against the Company or any of its Subsidiaries alleging any infringement, misappropriation or other violation of the Intellectual Property of any Person by the Company or any of its Subsidiaries, and, to the knowledge of the Company, the operations of the businesses (including the products and services) of the Company and its Subsidiaries do not infringe, misappropriate or otherwise violate the Intellectual Property of any Person; and (ii) there are no pending or threatened written claims by the Company or any of its Subsidiaries alleging any infringement, misappropriation or other violation by any Person of any material Company Owned IP and to the knowledge of the Company, no Third Party has since the Measurement Date, infringed, misappropriated or otherwise violated any material Company Owned IP in any respect.

(d) To the knowledge of the Company, the Company and its Subsidiaries do not use any open source Software in a manner that would (i) violate any license agreements applicable to such Software, (ii) grant or purport to grant to any Person any rights to or immunities under any of the Company Owned IP, (iii) require the disclosure of source code associated with any Company Owned IP or (iv) prohibit or limit the receipt of consideration in connection with sublicensing or distributing any Company Owned IP independent of such Software.

(e) The Company and its Subsidiaries have taken commercially reasonable measures to maintain in confidence (i) all Trade Secrets and confidential information and data, including with respect to Company Owned IP of a confidential and proprietary nature and (ii) third party confidential information that the Company or its Subsidiaries are obliged to protect pursuant to a non-disclosure agreement.

(f) To the extent that Company Owned IP was either conceived or first reduced to practice in performance of any Contract funded by a Governmental Authority or developed (in whole or in part) with funding (directly or indirectly) from a Governmental Authority, the Company and its Subsidiaries have timely made all required invention disclosures with respect to Registered Company IP developed with funding from a Governmental Authority. To the knowledge of the Company, no Governmental Authority, or other Person on behalf of any Governmental Authority, has received unlimited rights or government purpose rights (as each term is defined in DFARS 52.227-7014) or broader rights in any Company Owned IP.

(g) Software included in the Company IP that has been provided to customers is substantially is free from material defects and bugs, and substantially conforms to the applicable specifications, documentation and samples therefor. The consummation of the transaction(s) contemplated by this Agreement will not violate any representations or commitments made by the Company nor any of its Subsidiaries with respect to the protection of confidential or Personal Information.

(h) Reserved.

(i) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the conduct of the Company and its Subsidiaries’ business complies with all Applicable Law and written contractual requirements governing privacy and data protection, and each of the Company and its Subsidiaries have adequate security measures in place to protect, from unauthorized access, acquisition, interruption, alteration, modification, or use by any parties, all personal data currently under its control or in its possession, or that it presently proposes to maintain under its control or in its possession; (ii) the Company and each of its Subsidiaries have taken commercially reasonable actions, consistent with industry standards, to monitor and protect the confidentiality, integrity, availability, operation and security of the

Company IT Systems, including implementing and maintaining appropriate backup, business continuity and disaster recovery policies, procedures and facilities and Software support arrangements; (iii) the Company and each of its Subsidiaries maintain a written information security program that prescribes procedures for implementing such program and (iv) the Company and its Subsidiaries have conducted commercially reasonable data security testing or audits and have resolved or remediated any material data security issues or vulnerabilities identified.

(j) The Company and each of its Subsidiaries is in material compliance with (i) all of its binding policies relating to privacy, data protection or the collection, use, storage, processing, transfer or disclosure of Personal Information; (ii) all Applicable Laws relating to privacy, data breach notification, or the protection, security, use, destruction or transfer of Personal Information; (iii) all applicable payment card industry data security standards and (iv) all of its contractual obligations regarding Personal Information. No Person has claimed in writing that the Company or any of its Subsidiaries has engaged in any information or data privacy violation or otherwise made written claims of any privacy violation or data security breach, and, to the knowledge of the Company, neither the Company nor any of its Subsidiaries suffered any breach in security that has resulted in unauthorized access to, disclosure of, or use of Personal Information (including any malfunction, cyber-attacks or other material disruption or impairment).

Section 4.20 Environmental Matters. The Company has made available all material audits, investigations and sampling or similar reports with respect to the Company and its Subsidiaries that are in its possession or control relating to Environmental Laws or the Release of, or exposure to, Hazardous Substances. Except (x) as set forth in Section 4.20 of the Company Disclosure Letter or (y) as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) the Company and each of its Subsidiaries is, and has been since the Measurement Date, in compliance with all Environmental Laws;

(b) the Company and each of its Subsidiaries possesses and is, and has been since the Measurement Date, in compliance with all applicable Environmental Permits and all such Environmental Permits are valid and in good standing;

(c) there are no Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective properties or operations;

(d) there has been no Release or threatened Release of any Hazardous Substance at, on, under, to, in or from any real property currently owned, leased or operated by the Company or any of its Subsidiaries, or, to the knowledge of the Company, any real property formerly owned, leased or operated by, or any property or facility to which any Hazardous Substance has been transported for disposal, recycling or treatment by or on behalf of, the Company or any of its Subsidiaries; and

(e) neither the Company nor any of its Subsidiaries has (i) treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, Released or (ii) to the knowledge of the Company, exposed any Person to, or designed, manufactured, sold, marketed, installed, repaired, or distributed products containing any Hazardous Substances, in the case of each of clauses (i) and (ii), in a manner or fashion that would reasonably be expected to result in an Environmental Claim or Environmental Liability related to the Company or any of its Subsidiaries.

Section 4.21 Insurance. Section 4.21 of the Company Disclosure Letter sets forth a true, correct and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, cyber, vehicular, directors’ and officers’ liability, fiduciary liability and other casualty and property insurance maintained by the Company and its Subsidiaries and relating to the assets, business, operations, employees, officers, directors and managers of the Company and its Subsidiaries

(collectively, the “Company Insurance Policies”). Such Company Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. Neither the Company nor any of its Subsidiaries has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Company Insurance Policies. All premiums due on such Company Insurance Policies have either been paid or, if due and payable prior to Closing, will be paid prior to Closing in accordance with the payment terms of each Company Insurance Policy. The Company Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the Company or any of its Subsidiaries. All such Company Insurance Policies (a) are valid and binding in accordance with their terms; (b) to the knowledge of the Company, are provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage. There are no claims related to the business of the Company or its Subsidiaries pending under any such Company Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. Neither the Company nor any of its Subsidiaries is in default under, and has not otherwise failed to comply with, in any material respect, any provision contained in any such Company Insurance Policy.

Section 4.22 Government Contracts.

(a) Section 4.22(a) of the Company Disclosure Letter sets forth a list of each Government Contract the period for performance of which has not yet expired or been terminated or remains subject to final contract closeout or audit (collectively, the “Current Government Contracts”) as of the date hereof that involves aggregate payments to the Company or any of its Subsidiaries that are reasonably expected to be in excess of $25,000,000. To the knowledge of the Company, each Current Government Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms against the parties thereto, and each Current Government Contract was awarded in compliance with Applicable Law. Since the Measurement Date, no Current Government Contract was awarded to the Company or any of its Subsidiaries based on the status of the Company or any of its Subsidiaries as a small business concern as defined in FAR 2.101. Section 4.22(a) of the Company Disclosure Letter sets forth a list of each Government Bid of the Company or any of its Subsidiaries for which an award has not been issued as of the date hereof and which is pending and, if accepted, would result in a Government Contract that involves aggregate payments to the Company or any of its Subsidiaries that are reasonably expected to be in excess of $25,000,000.

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i)	as of the date hereof, no Current Government Contract or Government Bid is the subject of bid or award protest proceedings;

(ii)

since the Measurement Date, the Company has complied with the terms and conditions of, and the Applicable Law related to, each Government Contract and Government Bid, as applicable, including without limitation the FAR;

(iii)

during the two (2)-year period immediately prior to the date of this Agreement, neither the applicable Governmental Authority nor any prime contractor or subcontractor has notified the Company or any of its Subsidiaries in writing that the Company or any of its Subsidiaries have, or are alleged to have, breached or violated any Applicable Law, representation, certification, disclosure, clause, provision or requirement pertaining to any Government Contract or Government Bid; and

(iv)

from the Measurement Date, the Company has not made any mandatory or voluntary disclosure to any Governmental Authority with respect to any alleged irregularity, misstatement, omission, fraud or price mischarging, or other violation of Applicable Law, arising under or relating to a Government Contract.

(c) Neither the Company, nor any of its Subsidiaries, nor any of their Principals (as defined in FAR 2.101) is, or has been from the Measurement Date, suspended, debarred, proposed for debarment, found to be nonresponsible, declared ineligible, or otherwise excluded from doing business with a Governmental Authority; no suspension or debarment actions (to include proposed actions) have been commenced or threatened against the Company, any of its Subsidiaries, or any of their Principals; and to the knowledge of the Company, no facts or circumstances exists that could reasonably be expected to warrant the institution of suspension or debarment proceedings against the Company, any of its Subsidiaries, or any of their Principals.

(d) Since the Measurement Date, neither the Company nor any of its Subsidiaries has received any notice of termination with respect to any Current Government Contract.

(e) Neither the Company nor any of its Subsidiaries is the subject of any currently ongoing review, audit or other investigation related to a Current Government Contract that, to the knowledge of the Company, could reasonably be expected to result in payment by, or liability of, the Company in excess of $500,000.

(f) To the knowledge of the Company, no facts or circumstances related to any Government Contract or Government Bid exist that would reasonably be expected to give rise to a claim for fraud against the Company, any of its Subsidiaries, or any of their principals (as defined in FAR 2.101) under any Applicable Law. Since the Measurement Date, neither the Company nor any of its Subsidiaries has conducted or initiated any internal investigation with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract or Government Bid that could reasonably be expected to give rise to liability under the federal False Claims Act or similar state statute.

(g) To the knowledge of the Company, there is no work or future business opportunity from which the Company or any of its Subsidiaries is currently limited, prohibited, or otherwise restricted from performing or bidding, due to an Organizational Conflict of Interest (“OCI”) as defined in FAR 2.101, contract terms or provisions related to OCIs, or an OCI mitigation plan submitted by the Company or any of its Subsidiaries, or to which the Company or any of its Subsidiaries is otherwise subject, in connection with any Current Government Contract.

(h) Since the Measurement Date, neither the Company nor any of its Subsidiaries has received any adverse or negative past performance evaluations, reports or ratings, in connection with any Government Contract or Government Bid, that would reasonably be expected to have a material adverse effect on the evaluation of future Government Bids submitted by the Company or any of its Subsidiaries.

(i) The Company and its Subsidiaries hold all facility and personnel security clearances reasonably necessary to conduct the business of the Company and its Subsidiaries and perform all Current Government Contracts and the reasonably anticipated terms of any Government Contracts that would result from any pending Government Bids. To the knowledge of the Company, there are no events, conditions, acts, omissions, or other causes that would reasonably be expected to give rise to any revocation of any facility security clearance or similar accreditation of the Company or any of its Subsidiaries, as applicable, or revocation of any personnel security clearance held by any Principal (as defined in FAR 2.101).

(j) All material Company Owned IP delivered by the Company or any of its Subsidiaries in performance of any Government Contract has included the proper restrictive legends, such as “Restricted Rights,” “Government Purpose Rights,” “Limited Rights” or “Special License Rights,” as defined in the FAR or DFARS.

Section 4.23 Properties.

(a) Section 4.23 of the Company Disclosure Letter sets forth the address of each real property leased by the Company and its Subsidiaries pursuant to a lease, sublease or license with a base annual rent in excess of $250,000 with the exception of any lease, sublease or license for which costs are directly reimbursable under a

Government Contract with the U.S. government and for which the period of performance of the lease aligns to the length of the lease (the “Leased Real Property”). Except as would not, individually or in the aggregate, reasonably be expected to have a material effect on the Company and its Subsidiaries, taken as a whole, (i) the Company and each of its Subsidiaries has a valid leasehold interest in the Leased Real Property, free and clear of all Liens other than Permitted Liens, (ii) each lease, sublease or license under which the Company or any of its Subsidiaries leases, subleases or licenses any Leased Real Property is a valid and binding agreement of the Company or such of its Subsidiaries, as the case may be, is in full force and effect, and neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other party thereto is in default or breach under the terms of any such lease, sublease or license, (iii) the Company and its Subsidiaries have not subleased, licensed or otherwise granted any Person any material right to use or occupy any Leased Real Property or portion thereof, (iv) to the knowledge of the Company, there is no existing material condemnation or other proceeding in eminent domain, or any proceeding pending or threatened in writing, affecting any portion of the Leased Real Property and (v) the Leased Real Property is in good repair, free of defects and is otherwise adequate and sufficient to permit the continued use of such Leased Real Property in the manner and for the purposes to which it is presently devoted. The Company and its Subsidiaries do not own any real property.

(b) The Company and each of its Subsidiaries owns and has good and marketable title to, or a valid leasehold interest in or right to use, all of its material tangible assets or personal property, free and clear of all Liens other than Permitted Liens and the rights of lessors under any leases. The material tangible assets or personal property (together with the Intellectual Property rights and contractual rights) of the Company and its Subsidiaries: (i) constitute all of the assets, rights and properties that are necessary for the operation of the businesses of the Company and its Subsidiaries as they are now conducted, and taken together, are adequate and sufficient for the operation of the businesses of the Company and its Subsidiaries as currently conducted; and (ii) have been maintained in all material respects in accordance with generally applicable accepted industry practice, are in good working order and condition and free of material defects, except for ordinary wear and tear and as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

Section 4.24 Transactions with Affiliates. Assuming the accuracy of the representations and warranties set forth in Section 5.7, since the Measurement Date, there have been no transactions or series of related transactions or Contracts (including Related Party Contracts) in effect, nor are there any currently proposed transactions or series of related transactions or Contracts (including Related Party Contracts), that would be required to be disclosed under Item 404 of Regulation S-K that have not been otherwise disclosed in the Company SEC Documents filed prior to the date hereof.

Section 4.25 Antitakeover Statutes. Neither the restrictions on business combinations set forth in Section 203 of the DGCL nor any other “control share acquisition,” “fair price,” or “moratorium” or Laws enacted under U.S. state or federal Laws apply to this Agreement, any Ancillary Agreement or any of the Transactions.

Section 4.26 Opinion of Financial Advisors. The Board of Directors of the Company has received an opinion from each of Morgan Stanley & Co. LLC and Raymond James & Associates, Inc. to the effect that, as of the date of such opinion and subject to the assumptions, qualifications, limitations and other matters set forth in the written opinion, the Per Share Merger Consideration pursuant to this Agreement is fair, from a financial point of view, to the holders of Company Common Stock (other than, as applicable, Parent and its Affiliates).

Section 4.27 Finders’ Fees. Except for Morgan Stanley & Co. LLC and Raymond James & Associates, Inc., there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Subsidiaries in connection with the Transactions.

Section 4.28 No Rights Plan. As of the date of this Agreement, there is no stockholder rights plan, “poison pill,” antitakeover plan or similar device in effect to which the Company or any of its Subsidiaries is subject or a party or by which the Company or any of its Subsidiaries is otherwise bound.

Section 4.29 No Other Company Representations and Warranties. Except for the representations and warranties made by the Company in this Article IV (as qualified by the applicable items disclosed in the Company Disclosure Letter in accordance with Section 11.5 and the introduction to this Article IV) (but without limiting any representations and warranties in any Ancillary Agreement), neither the Company nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms”, “virtual data rooms”, management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transactions. The Company and its Subsidiaries disclaim any other representations or warranties, whether made by the Company or any of its Subsidiaries or any of their respective Affiliates or Representatives. The Company acknowledges and agrees that, except for the representations and warranties made by Parent in Article V (as qualified by the applicable items disclosed in the Parent Disclosure Letter in accordance with Section 11.5 and the introduction to Article V) (but without limiting any representations and warranties in any Ancillary Agreement), neither Parent nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or its Subsidiaries, or the accuracy or completeness of any information regarding Parent or its Subsidiaries or any other matter furnished or provided to Parent or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the Transactions. The Company specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Parent and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Subject to Section 11.5, except as set forth in the Parent Disclosure Letter, Parent represents and warrants to the Company that:

Section 5.1 Corporate Existence and Power. Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing in each jurisdiction where such qualification or licensing is necessary, except for those jurisdictions where failure to be so qualified or licensed or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.2 Corporate Authorization.

(a) The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which such Person is a party, and the consummation by Parent and Merger Sub of the Transactions, are within the corporate powers of each of Parent and Merger Sub and, except for the adoption of this Agreement by Parent in its capacity as the sole stockholder of Merger Sub, have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. No vote or other approval of the stockholders of Parent is required in connection with the execution, delivery or performance of this Agreement and the Ancillary Agreements or to consummate the transactions contemplated by this Agreement and the Ancillary Agreements in accordance with the terms hereof and thereof, whether by reason of any Applicable Law, the organizational documents of Parent, the rules or requirements of any securities exchange, or otherwise. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and each of the Ancillary Agreements to which Parent or Merger Sub is a party has been (or will be) duly executed and delivered by such Person, and (assuming due authorization, execution and delivery by the other parties hereto and thereto) each constitutes (or will constitute) a valid and binding agreement of such Person enforceable against such Person in accordance with its terms (subject to the Bankruptcy and Equity Exceptions).

(b) At a meeting duly called and held, the Board of Directors of Parent unanimously adopted resolutions approving, adopting and declaring advisable this Agreement and the Transactions. The Board of Directors of Merger Sub has unanimously adopted resolutions (i) approving, adopting and declaring advisable this Agreement and the Transactions (including the Merger and the Financing); (ii) directing that this Agreement be submitted for approval and adoption by the sole stockholder of Merger Sub; and (iii) recommending approval and adoption of this Agreement (including the Merger) by the sole stockholder of Merger Sub. The Board of Directors of neither Parent nor Merger Sub has subsequently rescinded, modified or withdrawn any of the foregoing resolutions.

(c) Merger Sub is a direct, wholly owned Subsidiary of Parent. The copies of the articles of incorporation and bylaws of Merger Sub that were previously furnished or made available to the Company are true, complete and correct copies of such documents as in effect on the date of this Agreement.

Section 5.3 Governmental Authorization. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which such Person is or is specified to be a party, and the consummation by each of Parent and Merger Sub of the Transactions, require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and appropriate documents with the relevant authorities of other states in which Parent or Merger Sub is qualified to do business; (b) compliance with any applicable requirements of the HSR Act and any other applicable Antitrust Laws or National Security Laws; (c) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities Laws or pursuant to the listing requirements of Nasdaq; (d) the Consents set forth on Section 5.3 of the Parent Disclosure Letter; and (e) any other actions, Consents or Filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect (clauses (a) through (e), collectively the “Parent Governmental Authorizations”).

Section 5.4 Non-contravention. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which such Person is or is specified to be a party, and the consummation of the Transactions, do not and will not: (a) assuming approval of Parent in its capacity as sole stockholder of Merger Sub, contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation and bylaws of each of Parent and Merger Sub, in each case, as in effect on the date of this Agreement (the “Parent Organizational Documents”); (b) assuming compliance with the matters referred to in Section 5.3 and approval of Parent in its capacity as sole stockholder of Merger Sub, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law; or (c) assuming compliance with the matters referred to in Section 5.3 and approval of Parent in its capacity as sole stockholder of Merger Sub, require any Consent or other action by any Person, or give rise to a right of notice or payment under, any provision of any Contract binding upon Parent or any of its Subsidiaries or any governmental Consents (including Consents required by Contract) affecting, or relating in any way to, Parent or any of its Subsidiaries or any of its or their respective assets or businesses.

Section 5.5 Litigation. There is no Proceeding pending or, to the knowledge of Parent, threatened against or affecting Parent or any of its Subsidiaries, before (or, in the case of threatened Proceedings, that would reasonably be expected to be before) any Governmental Authority, that (a) has had or would reasonably be expected to have, individually or in the aggregate, a material effect on Parent and its Subsidiaries, taken as a whole, (b) as of the date hereof, in any manner challenges or seeks (or would have the effect of challenging or seeking) to prevent, enjoin, alter or materially delay any of the Transactions, or (c) would, or would reasonably be expected to, prevent, enjoin, alter or materially delay any of the Transactions.

Section 5.6 Sufficient Funds. Assuming (a) the satisfaction of the conditions in Section 9.1 and Section 9.2 and (b) each of the Financing and the Equity Financing is funded in accordance with the terms and conditions of the Commitment Letter and the Equity Commitment Letter, respectively, upon funding of the Financing and the Equity Financing, Parent will have on the Closing Date available cash on hand or other immediately available funds sufficient to fund all of the amounts required to be paid by Parent and Merger Sub on the Closing Date for the consummation of the Transactions, including payment of the Per Share Merger Consideration and all fees and expenses payable by Parent and Merger Sub on the Closing Date related to the Transactions (collectively, the “Required Amount”). Parent has delivered to the Company a true, correct and complete fully executed copy of the Commitment Letter and the Equity Commitment Letter, each dated the date hereof. There are no conditions precedent related to the funding of the Financing and the Equity Financing, other than as expressly set forth in the Commitment Letter, the Equity Commitment Letter and this Agreement, as applicable.

Section 5.7 Disclosure Documents. The information relating to Parent and Merger Sub or any of their respective Subsidiaries that is provided by Parent, Merger Sub, any of their Subsidiaries or any of their respective Representatives for inclusion or incorporation by reference in the Proxy Statement will not, at the time the Proxy Statement or any amendment or supplement thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 5.7, no representation or warranty is made by Parent or Merger Sub with respect to information or statements made or incorporated by reference in the Proxy Statement which relate to the Company and its Subsidiaries or were not supplied by or on behalf of Parent and/or Merger Sub.

Section 5.8 Finders’ Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent or Merger Sub or any of their Subsidiaries who might be entitled to any fee or commission from Parent or Merger Sub or any of their Subsidiaries in connection with the Transactions.

Section 5.9 Section 203 of DGCL; Ownership of Company Common Stock. None of Parent, Merger Sub or any of their respective “affiliates” or “associates” (as defined in Section 203 of the DGCL) is, or has been at any time during the last three (3) years, an “interested stockholder” of the Company (in each case as such terms are defined in Section 203 of the DGCL). Neither Parent nor Merger Sub nor any of their “affiliates” or “associates” owns (within the meaning of Section 203 of the DGCL) any Company Common Stock or holds any rights to acquire any Company Common Stock except pursuant to this Agreement.

Section 5.10 No Other Representations and Warranties. Parent acknowledges and agrees that, except for the representations and warranties made by the Company in Article IV (as qualified by the applicable items disclosed in the Company Disclosure Letter in accordance with Section 11.5 and the introduction to Article IV) (but without limiting any representations and warranties in any Ancillary Agreement), (a) neither the Company nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the Transactions and (b) Parent specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE VI

COVENANTS OF THE COMPANY

The Company agrees that:

Section 6.1 Conduct of the Company.

(a) From the date hereof until the Closing, except as otherwise expressly provided in this Agreement or consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause its Subsidiaries to: (i) conduct the business of the Company in the ordinary course of business and substantially in the same manner as previously conducted; and (ii) use commercially reasonable efforts to maintain and preserve intact the current organization, business and franchise of the Company, to keep available the services of their current officers and key employees and to preserve the rights, franchises, goodwill and relationships of the employees of the Company, its customers, lenders, suppliers, regulators and others having business relationships with the Company.

(b) Without limiting the generality of Section 6.1(a), except as required or expressly permitted by the terms of this Agreement or as set forth on Section 6.1(b) of the Company Disclosure Letter, or as required by Applicable Law, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof and until the Closing, the Company shall not, and shall cause its Subsidiaries not to, do any of the following:

(i) (A) amend its governing or organizational documents (whether by merger, consolidation or otherwise), or, other than in the ordinary course of business, form or establish any Subsidiary or (B) adopt, approve or consummate a plan of complete or partial liquidation, dissolution, merger, restructuring, recapitalization or other reorganization with respect to the Company or any of its Subsidiaries;

(ii) directly or indirectly (A) issue, redeem, repurchase, cancel or otherwise sell or acquire, or offer to issue, redeem, repurchase, cancel or otherwise sell or acquire, any capital stock or other equity interests of the Company or any of its Subsidiaries, except with respect to the vesting and settlement of Company Equity Awards in the ordinary course of business pursuant to the terms of such Company Equity Awards as in effect on the date of this Agreement, (B) split, set side, subdivide, combine or reclassify or take similar actions in respect of any capital stock or other equity interests of the Company or any of its Subsidiaries, (C) effect any recapitalization, reclassification or any other similar change in the capitalization of the Company or any of its Subsidiaries or (D) declare, issue, make or pay any dividend or other distribution of assets in respect of any capital stock or other equity interests of the Company or any of its Subsidiaries (other than dividends paid to the Company or one of its wholly owned Subsidiaries);

(iii) (i) merge, consolidate or combine with any Person; (ii) acquire or agree to acquire by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, (iii) sell, convey, assign, lease, license, sublicense, abandon, divest, transfer or otherwise dispose of, cancel, abandon or permit to lapse or expire, dedicate to the public or subject to any Lien other than any Permitted Lien any of its assets or properties, or agree to do any of the foregoing, other than any such action in the ordinary course of business consistent with past practice or (iv) engage in any material new line of business;

(iv) other than (A) in connection with the transactions contemplated by this Agreement or (B) borrowings in the ordinary course of business in an amount not to exceed $2,500,000 in the aggregate, incur, assume, guaranty or otherwise become liable for any Indebtedness, or obtain any new or additional commitment from any Person to provide any such Indebtedness; provided that the Company and its Subsidiaries shall not incur, assume, guaranty or otherwise become liable for Indebtedness of the type referred to in clause (c) of the definition thereof;

(v) (A) make, incur or commit to make or incur any capital expenditure or series of related capital expenditures outside the ordinary course of business in excess of $1,000,000; (B) provide a material loan, payment or advance of assets or property to any Person (including any Related Party), other than advances to directors, officers or employees for business expenses to be incurred in the ordinary course of business and existing compensation arrangements in the ordinary course of business, (C) make any capital contributions to, or other investments in, any Person, other than any Subsidiaries of the Company or (D) enter into any Related Party Contract;

(vi) release, assign, compromise, settle or agree to settle any Proceeding material to the Company or any of its Subsidiaries or their respective properties or assets; provided, that nothing contained herein shall restrict the ability of the Company or any of its Subsidiaries to release, assign, compromise, settle or agree to settle any Proceedings so long as such settlement (A) is solely monetary in nature and does not exceed $500,000 in the aggregate, (B) does not involve equitable or injunctive relief on, or the admission of wrongdoing by, the Company or any of its Subsidiaries or (C) does not impose material monitoring or reporting obligations outside the ordinary course of business;

(vii) other than any protests or appeals, institute, bring, File or threaten to institute, bring or File any Proceeding against any Third Party;

(viii) enter into or amend, modify, waive any material rights under, permit to lapse or terminate, or promise to enter into, amend, modify, waive any material rights under, permit to lapse or terminate, any Company Material Contract or Current Government Contract, in each case, other than in the ordinary course of business, upon expiration of the term of any Company Material Contract or Current Government Contract in accordance with its terms or as initiated by any Governmental Authority;

(ix) except as required by GAAP (or any interpretation thereof) or Applicable Law, make any change in accounting methods, principles or practices;

(x) make or change any method of Tax accounting or Tax accounting period; make, change, rescind or revoke any material election in respect of Taxes; enter into any closing agreement or other similar agreement in respect of a material amount of Taxes; surrender any right to claim a material refund or credit of Taxes or other material Tax benefit; settle or compromise a dispute, claim, or assessment with a Taxing Authority with respect to a material amount of Tax; file any material amended Tax Return; or file any Tax Return materially inconsistent with past practice;

(xi) implement any employee layoffs, plant closings, or similar events that individually or in the aggregate would give rise to any obligations or liabilities on the part of the Company or any of its Subsidiaries under WARN or any similar state or local “mass layoff” or “plant closing” Order, other than in the ordinary course of business consistent with past practice as a result of the expiration or termination of a Government Contract without renewal, a government shutdown or the reduction in the scope of work of a Government Contract;

(xii) except as required by any Company Employee Plan as in effect as of the date of this Agreement:

(A) increase or grant any increase in the compensation, bonus, fringe or other benefits of, or pay, grant or promise any bonus to, any current or former Company Service Provider, except (I) with respect to any Company Service Provider with an annual base salary or wage rate of less than $250,000, in the ordinary course of business or in connection with any promotion in the ordinary course of business, and in the case of base salary or wage rate increases, subject to the immediately following clause (II), or (II) increases in annual base salaries or wage rates that, in the aggregate, do not exceed 3% of all Company Service Providers’ current annual base salaries or wage rates measured in the aggregate and six (6)% of such Company Service Provider’s current annual base salary or wage rate and that are made in the ordinary course of business pursuant to annual compensation reviews;

(B) grant or pay any retention, change in control or similar pay or benefits to, or otherwise increase the retention, change in control or similar pay or benefits of, any current or former Company Service Provider;

(C) grant or pay any severance to any current or former Company Service Provider other than pursuant to the terms of an applicable individual Company Benefit Plan as in effect as of the date of this Agreement or applicable severance plan or policy to the extent set forth on Section 7.3(a) of the Company Disclosure Letter;

(D) enter into, amend (other than immaterial amendments) or terminate any Company Employee Plan or any Employee Plan that would have constituted an Company Employee Plan if it had been in effect on the date of this Agreement (other than annual renewal of welfare plans in the ordinary course of business that does not result in a material increase in cost to the Company or its Affiliates);

(E) except as set forth in this Agreement, take any action to accelerate the vesting or payment of, or otherwise fund or secure the payment of, any compensation or benefits under any Company Employee Plan;

(F) grant or amend any equity or equity-based compensation awards (including any performance goals applicable to such awards); or

(G) change any actuarial or other assumption used to calculate funding obligations with respect to any Company Employee Plan or change the manner in which contributions to any Company Employee Plan are made or the basis on which such contributions are required, in either case, except to the extent required by GAAP;

(xiii) enter into, modify, amend or terminate any Collective Bargaining Agreement (including any Contract that would have constituted a Collective Bargaining Agreement if it had been in effect on the date of this Agreement), except as required by the terms of any Collective Bargaining Agreement as in effect as of the date of this Agreement; or

(xiv) agree in writing or otherwise agree, commit or resolve to take any of the actions described in in this Section 6.1(b).

Section 6.2 Access to Information; Confidentiality.

(a) Upon reasonable notice and subject to Applicable Law, the Company shall, and shall cause its Subsidiaries and employees to, afford to Parent and its Representatives, reasonable access, during normal business hours during the period from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement, to all of its properties, books, Contracts and records and executive officers, senior-management employees and auditors and, during such period, the Company shall, and shall cause its Subsidiaries to, make available to Parent all other information concerning its businesses, properties and personnel as Parent may reasonably request, and instruct its Representatives to reasonably cooperate with Parent in its investigation. All information furnished pursuant to this Agreement shall be subject to the confidentiality agreement, dated as of September 24, 2021, between Lindsay Goldberg LLC, American Securities LLC and the Company (the “Confidentiality Agreement”); provided, however, notwithstanding anything to the contrary contained herein, Parent and the Company consent and agree that all information referenced in Section 8.5 may be shared with and delivered to the Financing Sources and rating agencies (subject to customary confidentiality arrangements). No information or knowledge obtained in any investigation pursuant to this Section 6.2 shall affect or be deemed to modify any representation or warranty made by the Company or Parent pursuant to this Agreement.

(b) Notwithstanding anything to the contrary in this Section 6.2, Section 8.1 or Section 8.2, neither the Company nor any of its Subsidiaries shall be required to provide access to its information, properties, books, contracts, commitments, records or personnel if such access would (x) unreasonably disrupt its operations, or (y) provide access to or to disclose any such information if in the reasonable judgment of the Company, such information constitutes competitively sensitive information or information where such access or disclosure would jeopardize the attorney-client privilege of the Company or any of its Subsidiaries or contravene any Applicable Law or binding agreement entered into prior to the date of this Agreement; provided that the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply, including (i) redacting such information (1) to remove references concerning valuation, (2) as necessary to comply with contractual arrangements in effect on or after the date hereof and (3) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns and (ii) providing competitively sensitive information pursuant to appropriate clean room procedures until such time as any requisite approvals from any Governmental Authority under any Antitrust Laws are obtained; provided, however, that in no event shall Parent have pre-Closing access to individual performance or evaluation records, medical histories or other similar information that the disclosure of which, in the reasonable opinion of the Company, would reasonably be expected to subject the Company or any of its Subsidiaries to risk of liability.

Section 6.3 No Solicitation by the Company.

(a) Notwithstanding anything to the contrary set forth in this Agreement, during the period (the “Go-Shop Period”) beginning on the date hereof and continuing until 12:01 a.m. Eastern time on November 29, 2021 (such date and time, the “No-Shop Period Start Date”), the Company and its Affiliates and its and their respective officers, directors, employees, investment bankers, attorneys, accountants, consultants and other agents, advisors and representatives or any investment banker, attorney, accountant, consultant, agent, representative or advisor retained by any of them (collectively, “Representatives”) shall have the right, directly or indirectly, to:

(i) subject to clause (ii) below regarding furnishing certain non-public information and data, solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, could constitute or could reasonably be expected to lead to, a Company Acquisition Proposal;

(ii) subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement (together with the requirements set forth in clauses (A) and (B) of the proviso to this clause (ii) of Section 6.3(a), the “ACA Condition”), furnish to any Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives), any information (including non-public information and data) relating to the Company or its Subsidiaries or afford to any such Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives) access to the business, properties, assets, books, records or other information (including non-public information and data), or to any personnel, of the Company or its Subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, a Company Acquisition Proposal or any inquiries or the making of any proposal or inquiry that could constitute or could reasonably be expected to lead to a Company Acquisition Proposal; provided, however, that (A) the Company will promptly (and in any event within forty-eight (48) hours) inform Parent of entering into such an Acceptable Confidentiality Agreement and provide to Parent, or provide Parent access to, any such non-public information concerning the Company or its Subsidiaries that is provided to any such Third Party or its Representatives that was not previously provided to Parent or its Representatives and (B) the Company and its Subsidiaries shall not provide (and shall not permit any of their respective Representatives to provide) any competitively sensitive non-public information to any Third Party who is or whose Affiliates are a competitor of the Company or any of its Subsidiaries in connection with the actions permitted by this Section 6.3(a)(ii), except in accordance with customary “clean room” or other similar procedures;

(iii) subject to the ACA Condition, continue, enter into, maintain, participate or engage in discussions or negotiations with any Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives) with respect to a Company Acquisition Proposal (or any proposal or inquiry that constitutes, could constitute, or could reasonably be expected to lead to a Company Acquisition Proposal); and

(iv) cooperate with or assist or participate in or facilitate in any way any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any proposal or inquiry that constitutes, could constitute, or could reasonably be expected to lead to a Company Acquisition Proposal, including that the Company may grant a waiver, amendment, or release under any “standstill provision” or similar obligation of any Third Party with respect to the Company or its Subsidiaries to allow such Third Party to submit or amend a Company Acquisition Proposal on a confidential basis to the Board of Directors of the Company (or any committee thereof);

provided that, notwithstanding the foregoing but subject to Section 6.3(f), during the Go-Shop Period the Company and its Affiliates and its and their respective Representatives shall not take any action of the type referred to in clauses (iv) through (vi) of Section 6.3(b) (other than the action described in clause (2) of the definition of Company Adverse Recommendation Change).

(b) Subject to the terms of this Section 6.3, from the No-Shop Period Start Date until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, the Company will, and will cause its Affiliates and its and their respective officers, directors and employees, and will instruct and use reasonable best efforts to cause each of its other Representatives to cease and cause to be terminated any discussions or negotiations with any Third Party and its Representatives that would be prohibited by this Section 6.3(b), request the prompt return or destruction (with written confirmation) of all non-public information concerning the Company and its Subsidiaries theretofore furnished at any time to any such Third Party and will (i) notify each Third Party with whom discussion and negotiations are continuing as of the No-Shop Period Start Date (other than any Excluded Party, but only for so long as such Person is and remains an Excluded Party) to the effect that the Company is ending all discussions and negotiations with such Person with respect to any Company Acquisition Proposal effective on and from the No-Shop Period Start Date; (ii) notify each Third Party that is an Excluded Party that it must reaffirm to the Board of Directors of the Company its Company Acquisition Proposal within forty-eight (48) hours following the No-Shop Period Start Date (or otherwise it will cease to constitute an Excluded Party); (iii) cease providing any further information with respect to the Company and its Subsidiaries or any Company Acquisition Proposal to any such Third Party (other than any Excluded Party, but only for so long as such Person is and remains an Excluded Party) or its Representatives; and (iv) terminate all access granted to any such Third Party (other than any Excluded Party, but only for so long as such Person is and remains an Excluded Party) and its Representatives to any physical or electronic data room (or any other diligence access). From the No-Shop Period Start Date until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, except as otherwise set forth in this Section 6.3, the Company shall, and shall cause its Subsidiaries, controlled Affiliates and its and their respective officers, directors and employees to, and shall use reasonable best efforts to cause its and their respective Representatives to, directly or indirectly:

(i) not solicit, initiate or intentionally encourage (including by way of furnishing nonpublic information), or take any other action to knowingly facilitate, any inquiries or the making of any proposal or offer (including any proposal or offer to the Company’s stockholders), with respect to any proposal that constitutes, or would reasonably be expected to lead to, a Company Acquisition Proposal;

(ii) not furnish to any Third Party any non-public information relating to the Company or its Subsidiaries or afford to any Third Party access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its Subsidiaries (other than Parent, Merger Sub or any Representatives or designees of Parent or Merger Sub), in any such case with the specific intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist an Company Acquisition Proposal or the making of any proposal or offer that would reasonably be expected to lead to an Company Acquisition Proposal;

(iii) other than informing Third Parties of the existence of the provisions contained in this Section 6.3, not enter into, maintain, continue or otherwise engage or participate in any discussions or negotiations with any Third Party in furtherance of such inquiries;

(iv) not approve any transaction under, or any Third Party becoming an “interested stockholder” under, Section 203 of the DGCL;

(v) (1) not make, withdraw or qualify, amend or modify, in each case, in any manner adverse to Parent, the Company Board Recommendation, (2) include the Company Board Recommendation in the Proxy Statement, (3) not endorse, recommend, adopt, approve or declare advisable any Company Acquisition Proposal, (4) not make any public statement inconsistent in any material respect with the Company Board Recommendation or (5) not enter into or endorse, approve, recommend, adopt or declare advisable for the Company or any of its Subsidiaries to execute or enter into, any agreement, letter of intent, understanding, agreement in principle or other similar Contract (including any schedules or exhibits to the foregoing) (other than an Acceptable Confidentiality Agreement) relating to any Company Acquisition Proposal (any of the foregoing in this clause (v), a “Company Adverse Recommendation Change”); or

(vi) not approve, agree to, endorse, recommend or consummate any Company Acquisition Proposal or any of the foregoing.

Notwithstanding the commencement of the No-Shop Period Start Date, the Company may continue to engage in the activities described in Section 6.3(a) with respect to any Excluded Party (but only for so long as such Person is and remains an Excluded Party), including with respect to any amended or modified Company Acquisition Proposal submitted by any Excluded Party (but only for so long as such Person is and remains an Excluded Party) following the No-Shop Period Start Date, and the restrictions in this Section 6.3(b) shall not apply with respect thereto; provided that such Excluded Party reaffirms its Company Acquisition Proposal to the Board of the Directors of the Company within forty-eight (48) hours of the No-Shop Period Start Date. Unless the Board of Directors of the Company determines within ten (10) Business Days of the No-Shop Period Start Date that such Excluded Party’s reaffirmed Company Acquisition Proposal constitutes a Company Superior Proposal in accordance with this Section 6.3 (including Section 6.3(c)), the Company may not continue to engage in the activities described in Section 6.3(a) with respect to any such Excluded Party beyond the end of such ten (10) Business Day period. From the No-Shop Period Start Date until the earlier of the Company Approval Time and the termination of this Agreement in accordance with its terms, the Company will not be required to enforce, and will be permitted to waive, terminate or modify, any provision of any standstill or confidentiality agreement that prohibits or purports to prohibit a proposal being made to the Board of Directors of the Company (or any committee thereof) if the Board of Directors of the Company has determined in good faith, after consultation with its outside counsel and its financial advisor, that failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

(c) Notwithstanding anything in this Agreement to the contrary, prior to the time, but not after the receipt of the Company Stockholder Approval (the “Company Approval Time”), if the Company or its Representatives receive a written Company Acquisition Proposal from any Third Party, the Company and its Representatives may: (i) contact such Person to clarify the terms and conditions thereof; (ii) subject to the ACA Condition, provide information (including non-public information and data) concerning the Company and its Subsidiaries in response to a request therefor by such Third Party; and (iii) engage or participate in any discussions or negotiations with such Third Party, if and only to the extent that, in each such case referred to above occurring after the No-Shop Period Start Date and except as may relate to an Excluded Party (but only for so long as such Person is and remains an Excluded Party) thereafter, the Board of Directors of the Company has determined in good faith after consultation with its financial advisor and outside legal counsel that such Company Acquisition Proposal either constitutes a Company Superior Proposal or would reasonably be expected to result in a Company Superior Proposal.

(d) From the date hereof until the earlier of the No-Shop Period Start Date and the termination of this Agreement, the Company shall as promptly as reasonably practicable (and, in any event, within forty-eight (48) hours) (i) notify Parent in writing if the Company, any of its Subsidiaries or any of their respective Representatives receives any Company Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Company Acquisition Proposal and the material terms thereof (including the price per share, structure, closing conditions, and regulatory and financing provisions) and (ii) deliver to Parent copies of any agreement, letter of intent, understanding, agreement in principle or other similar Contract (including any schedules or exhibits to the foregoing) relating to such Company Acquisition Proposal received by the Company or its Representatives from any such Third Party or its Representatives. If, between the date hereof and the earlier of the No-Shop Period Start Date and the termination of this Agreement, the Company takes any action described in Section 6.3(a) with any Third Party that made a Company Acquisition Proposal within 90 days preceding the date hereof, the Company shall comply with the immediately preceding sentence as if such Company Acquisition Proposal had been made on the first date the Company takes any such action. Within forty-eight (48) hours following the No-Shop Period Start Date, the Company shall deliver to Parent a written notice setting forth (i) the identity of each Excluded Party (whether or not it submits a reaffirmed bid, if any, in accordance with the terms of this Section 6.3 and the definition of Excluded Party) and (ii) the material terms and conditions of the pending Company Acquisition Proposal made by such Excluded Party (including the identity of such Excluded Party, the price per share, structure, closing conditions, and regulatory and financing provisions), which such notice shall be include copies of any agreement, letter of intent, understanding, agreement in principle or other similar Contract (including any schedules or exhibits to the foregoing) relating to the Company Acquisition Proposal received by the Company or its Representatives from any such Excluded Party or its Representatives. The Company agrees that it shall not, and shall cause its Subsidiaries not to, enter into any confidentiality or other agreement subsequent to the date hereof which prohibits the Company from complying with this Section 6.3(d).

(e) From the No-Shop Period Start Date until the earlier of the termination of this Agreement and the Effective Time, the Company will promptly (and, in any event, within forty-eight (48) hours) notify Parent if any inquiries, offers or proposals or requests for non-public information or discussions that constitute or would reasonably be expected to lead to a Company Acquisition Proposal, or any material revisions to the terms and conditions of any pending Company Acquisition Proposals disclosed pursuant to Section 6.3(d) are received by the Company or any of its Representatives. Such notice must include (i) the identity of the Third Party making such inquiries, offers or proposals, and (ii) a summary of the material terms and conditions of such inquiries, offers or proposals (including the offer or proposal, the price per share, structure, closing conditions, and regulatory and financing provisions) and must be accompanied by copies of any agreement, letter of intent, understanding, agreement in principle or other similar Contract (including any schedules or exhibits to the foregoing) relating to such inquiry, offer or proposal received by the Company or its Representatives from any such Third Party or its Representatives. Thereafter, the Company must keep Parent reasonably informed, on a reasonably prompt basis, of the status (and supplementally provide the material terms) of any such inquiries, offers or proposals (including any amendments thereto and any new, amended or revised written materials or Contracts relating thereto provided to the Company or its Representatives, each of which shall be promptly provided to the Parent) and the status of any such discussions or negotiations.

(f) Notwithstanding anything in this Agreement to the contrary, at any time prior to the Company Approval Time (and in no event after the Company Approval Time), and after giving effect to the rights offered to Parent in this Section 6.3(f), the Board of Directors of the Company may effect a Company Adverse Recommendation Change involving or relating to a Company Intervening Event or Company Superior Proposal if the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel and its financial advisor, that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law; provided, that prior to effecting any such Company Adverse Recommendation Change: (i) the Company shall (1) promptly notify Parent in writing of its intention to take such action at least three (3) Business Days before taking such action (and in the case of a Company Superior Proposal, including a written summary containing reasonable detail of all material terms of such Company Superior Proposal (including a copy of the most current version of the agreement or proposal and all material related documentation with respect to such Company Superior Proposal (including any related schedules and exhibits), and any other relevant reasons for such proposed action)) (it being understood that any amendment or modification to any Company Acquisition Proposal that is the basis for such proposed Company Adverse Recommendation Change shall require a new notice to Parent and an additional three (3) Business Day notice period) and (2) if requested by Parent, negotiate in good faith with Parent for three (3) Business Days following such notice regarding revisions, if any, to the terms of this Agreement proposed by Parent; and (ii) the Board of Directors of the Company shall not effect any Company Adverse Recommendation Change involving or relating to a Company Intervening Event or Company Superior Proposal unless, after the three (3) Business Day period (or extended period, as the case may be) described in the foregoing clause (2), the Board of Directors of the Company determines in good faith taking into account any proposal by Parent to amend the terms of this Agreement, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law.

(g) Nothing contained herein shall prevent the Board of Directors of the Company from (i) taking and disclosing to its stockholders, as applicable, a position contemplated by Rule 14e-2(a)(2) promulgated under the Exchange Act or making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act, so long as any action taken or disclosure made to so comply is consistent with this Section 6.3; or (ii) making any required disclosure to the stockholders of the Company if the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with Applicable Law; provided that any Company Adverse

Recommendation Change involving or relating to a Company Acquisition Proposal may only be made in accordance with the provisions of Section 6.3(c), Section 6.3(d), Section 6.3(e) and Section 6.3(f); provided further any such disclosure permitted under clause (i) above that related to a Company Acquisition Proposal (other than a “stop, look and listen” disclosure) shall be deemed a Company Adverse Recommendation Change unless the Board of Directors of the Company expressly publicly reaffirms the Company Board Recommendation in connection with such disclosure. For the avoidance of doubt, a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not be a Company Adverse Recommendation Change.

(h) For purposes of this Agreement:

(i) “Company Superior Proposal” means any bona fide, written Company Acquisition Proposal (other than a Company Acquisition Proposal that has resulted from a violation of this Section 6.3) (with all references to “20%” in the definition of Company Acquisition Proposal being deemed to be references to “50%”) on terms that the Board of Directors of the Company determines in good faith, after consultation with its financial advisors and outside legal counsel, and taking into account all the terms and conditions of the Company Acquisition Proposal that the Board of Directors of the Company considers to be appropriate (including the identity of the Person making the Company Acquisition Proposal and the expected timing and likelihood of consummation, any governmental or other approval requirements (including divestitures and entry into other commitments and limitations), break-up fees, expense reimbursement provisions, conditions to consummation and availability of necessary financing), would result in a transaction (1) that, if consummated, is more favorable to the Company and its stockholders from a financial point of view than the Merger (taking into account any proposal by Parent to amend the terms of this Agreement); (2) that is reasonably capable of being completed on the terms proposed, taking into account the identity of the Person making the Company Acquisition Proposal, any approval requirements and all other timing, financial, regulatory, legal and other aspects of such Company Acquisition Proposal; and (3) for which financing, if a cash transaction (whether in whole or in part), is then fully committed or reasonably determined to be available by the Board of Directors of the Company.

(ii) “Company Intervening Event” means any material Effect relating to the Company or any of its Subsidiaries that occurs or arises after the effectiveness of this Agreement and on or prior to the date of the Company Stockholder Approval (1) was not known or reasonably foreseeable, or the material consequences of which were not known or reasonably foreseeable, in each case, to the Board of Directors of the Company (or any committee thereof) as of the date of this Agreement, and (2) does not relate to or involve (A) any Company Acquisition Proposal, (B) changes in the price of Company Common Stock, in and of itself (however, the underlying reasons for such changes may constitute a Company Intervening Event) or (C) the fact that, in and of itself, the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period (however, the underlying reasons for such events may constitute a Company Intervening Event).

Section 6.4 Voting Agreements. The Company shall instruct its transfer agent not to register the transfer of any Covered Shares (as defined in each Voting Agreement) made or attempted to be made in violation of such Voting Agreement.

Section 6.5 Related Party Contracts. The Company shall cause to be settled and terminated, effective prior to or as of the Closing, all Related Party Contracts, including those listed on Section 4.15(a)(ix) of the Company Disclosure Letter and excluding any employment or indemnification agreements made available to Parent, in each case, (a) whether or not such Contract is entered into after the date hereof and (b) without any continuing or further liability or obligation of the Parent or any of its Affiliates (including, from the Closing, the Company and its Subsidiaries), as applicable, thereunder or in respect thereof.

ARTICLE VII

COVENANTS OF PARENT

Parent agrees that:

Section 7.1 Obligations of Merger Sub and the Surviving Corporation. Until the Effective Time, Parent shall at all times be the direct or indirect owner of all of the issued and outstanding shares of capital stock of Merger Sub. Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement and, after the Effective Time, the Surviving Corporation to perform its obligations under this Agreement that by their terms require performance in whole or in part after the date hereof. Promptly following the execution of this Agreement, Parent shall execute and deliver, or cause to be executed and delivered, a written consent of the sole stockholder of Merger Sub adopting this Agreement in accordance with the DGCL and provide a copy of such written consent to the Company, and thereafter neither Parent nor any of its Subsidiaries shall amend, modify or withdraw such consent.

Section 7.2 Director and Officer Liability.

(a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, (i) indemnify and hold harmless and shall advance expenses as incurred, in each case to the same extent (subject to Applicable Law) such Persons are indemnified as of the date of this Agreement by the Company pursuant to the Company Organizational Documents, the governing or organizational documents of any Subsidiary of the Company made available to Parent by the Company or and any indemnification agreements in existence as of the date hereof made available to Parent by the Company, each present and former director, officer or employee of the Company and its Subsidiaries (in each case, when acting in such capacity) (collectively, the “D&O Indemnified Parties”) against any fees, costs or expenses (including reasonable attorneys’ fees), judgments, inquiries, claims, fines, losses, damages or liabilities incurred in connection with any threatened or actual Proceeding, whether civil, criminal, administrative or investigative, whether arising before or after the Effective Time, arising out of the fact that such Person is or was a director, officer or employee of the Company or any of its Subsidiaries or pertaining to matters existing or occurring at or prior to the Effective Time, including the Transactions; provided that in the case of advancement of expenses, any D&O Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such D&O Indemnified Party is not entitled to indemnification; and (ii) reasonably cooperate in the defense of any such matter until it is determined that such D&O Indemnified Party is not eligible for indemnification.

(b) For a period of six (6) years after the Effective Time, Parent shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by the Company (provided that Parent may substitute therefor policies with a recognized and creditworthy insurer of comparable coverage and amounts containing terms and conditions that are no less advantageous to the insured in the aggregate) with respect to claims arising from facts or events that occurred at or before the Effective Time; provided, however, that the Surviving Corporation shall not be obligated to expend, on an aggregate basis, an amount in excess of 300% of the current annual premium paid as of the date hereof by the Company for such insurance (the “Premium Cap”), and if such premiums for such insurance would at any time exceed the Premium Cap or such coverage is not otherwise available, then Parent shall cause to be maintained policies of insurance that, in Parent’s good faith determination, provide the maximum aggregate coverage available at an aggregate premium equal to the Premium Cap. In lieu of the foregoing, the Company with the consent of Parent may (and at the request of Parent, the Company shall use its reasonable best efforts to) obtain at or prior to the Effective Time a six (6)-year “tail” policy under the Company’s existing directors’ and officers’ insurance policy providing equivalent coverage to that described in the preceding sentence if and to the extent that the same may be obtained for an amount that, in the aggregate, does not exceed the Premium Cap.

(c) The provisions of this Section 7.2 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each D&O Indemnified Party and his or her heirs and representatives. If Parent, the Surviving Corporation, or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving entity of such consolidation or merger, or (ii) transfers all or substantially all of its assets to any other Person or engages in any similar transaction, then in each such case, Parent and/or the Surviving Corporation, as applicable, will cause proper provision to be made so that the successors and assigns of Parent and/or the Surviving Corporation, as applicable, will expressly assume the obligations set forth in this Section 7.2.

Section 7.3 Employee Matters.

(a) For the period from the Closing Date through December 31, 2022 (the “Benefits Continuation Period”), the Surviving Corporation and Parent shall provide to each individual who is employed by the Company and its Subsidiaries immediately prior to the Effective Time and to the extent such individual is not covered by a Collective Bargaining Agreement and continues as an employee of the Surviving Corporation, Parent or any of Parent’s Subsidiaries (including Subsidiaries of the Surviving Corporation) following the Effective Time (each a “Continuing Employee”): (i) base salary or base wage rate that is no less favorable than the base salary or wage rate provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time; (ii) target annual cash incentive compensation opportunities that are no less favorable than the target annual cash incentive compensation opportunities provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time; (iii) severance benefits that are no less favorable than the severance benefits provided to such Continuing Employee immediately prior to the Effective Time and set forth on Section 7.3(a) of the Company Disclosure Letter; and (iv) other employee benefits that are substantially comparable in the aggregate to those employee benefits provided to such Continuing Employee immediately prior to the Effective Time; provided that, for purposes of each of the foregoing, defined benefit pension plan benefits (including any benefit contributions to any Company Multiemployer Plan), retiree medical benefits, retention or other one-time special or transaction bonuses, change in control payments or awards and long-term incentive compensation shall not be taken into account.

(b) In the event any Continuing Employee becomes eligible to participate under any employee benefit plan, program, policy or arrangement of Parent or any of its Subsidiaries (each, a “Parent Plan”) following the Effective Time, Parent shall, or shall cause its Affiliates (including the Surviving Corporation) to: (i) use commercially reasonably efforts to waive, or cause to be waived, any preexisting conditions, limitations, exclusions, actively-at-work requirements and waiting periods with respect to participation and coverage requirements applicable to such Continuing Employee under any Parent Plan providing health and welfare benefits to the same extent such preexisting conditions, limitations, exclusions, actively-at-work requirements and waiting periods would have been waived or satisfied under the applicable Company Employee Plan such Continuing Employee participated in immediately prior to the Effective Time; (ii) provide, or cause to be provided, such Continuing Employee with credit for any copayments, deductibles and similar expenses incurred by such Continuing Employee under a Company Employee Plan during the calendar year in which the Effective Time occurs, to the same extent such credit was given under the Company Employee Plan such Continuing Employee participated in immediately prior to the Effective Time, in satisfying such year’s applicable copayment, deductible or out-of-pocket requirements under such Parent Plan; and (iii) recognize, or cause to be recognized, all service of each Continuing Employee prior to the Effective Time with the Company and its Subsidiaries and their respective predecessors for purposes of determining vesting and eligibility to participate and, solely with respect to severance and paid time off benefits, level of benefits and benefit plan accruals, under any Parent Plan in which any Continuing Employee is eligible to participate on or after the Effective Time. In no event shall anything contained in this Section 7.3(b) result in any duplication of benefits for the same period of service.

(c) In the event the Closing Date occurs prior to the payment of annual bonuses under the Company’s 2021 annual bonus program, within a reasonably practicable period of time (but in no event later than thirty (30) days following the Closing Date), Parent or one of its Affiliates (including the Surviving Corporation) shall cause each employee of the Company or its Subsidiaries employed as of the date of the Closing to be paid such employee’s

2021 annual bonus, less applicable Taxes required to be withheld, to the extent earned, as determined in good faith by the Compensation Committee of the Board of Directors of the Company according to the terms and conditions set forth in such 2021 annual bonus program (excluding any continued employment requirements), consistent with past practice with Parent; provided that in no event shall 2021 annual bonuses be paid after March 15, 2022.

(d) From and after the Closing Date, Parent shall honor in accordance with its terms each employment, change in control, severance or similar agreement with the Company or its Affiliates; provided that any such agreement may be amended or terminated in accordance with its terms.

(e) Without limiting the generality of Section 11.6, nothing contained in this Section 7.3 or elsewhere in this Agreement, express or implied (i) shall cause either Parent or any of its Affiliates (including the Surviving Corporation) to be obligated to continue to employ or engage any Person, including any Continuing Employees, for any period of time following the Effective Time; (ii) shall prevent Parent or its Affiliates (including the Surviving Corporation) from revising, amending or terminating any Employee Plan or any other employee benefit plan, program or policy in effect from time to time that is assumed, established, sponsored or maintained by any of them; (iii) shall establish or be construed as an amendment, termination or modification of, or an undertaking to establish, amend, terminate or modify, any Collective Bargaining Agreement, Company Employee Plan, Parent Plan or other Employee Plan; or (iv) is intended to or shall create any third-party beneficiary rights in any Person other than the parties hereto, including any current or former Company Service Provider (including any beneficiary or dependent of such individual), except as provided in Section 7.2.

ARTICLE VIII

COVENANTS OF PARENT AND THE COMPANY

Parent and the Company hereby agree that:

Section 8.1 Reasonable Best Efforts.

(a) Subject to the terms and conditions of this Agreement, each of the Company, Merger Sub and Parent, including their respective controlled Affiliates, shall use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable, to consummate and make effective as promptly as practicable (and in any event, no later than the End Date) the Transactions and using reasonable best efforts to obtain all Consents required to be obtained from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transactions (subject to this Section 8.1, including the final sentence of Section 8.1(b) and Section 8.1(h)). To the extent permitted by Applicable Law, the Company and Parent shall deliver as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested by any Governmental Authority in connection with the Transactions. The filing fees and other costs associated with making any Filings required under any Antitrust Law and the HSR Act shall be borne fifty percent (50%) by Company and fifty percent (50%) by Parent.

(b) Each of the Company and Parent shall, to the extent reasonably practicable and permitted by Applicable Law (i) promptly notify the other party of any written communication made or received by or on behalf of the Company or Parent, as applicable, with any Governmental Authority relating to Antitrust Law (or any other Filings made pursuant to Section 8.1(a)) and regarding this Agreement, the Ancillary Agreements, the Merger or any of the other Transactions, and permit the other party to review in advance any proposed written communication to any such Governmental Authority and incorporate in good faith such other party’s (and any of their respective outside counsel’s) reasonable comments to such proposed written communication; (ii) not agree to participate in any in-person meeting or substantive discussion with any Governmental Authority in respect of any Filing, investigation or inquiry relating to Antitrust Law (or any other Filings made pursuant to Section 8.1(a)) and regarding this Agreement, the Ancillary Agreements or any of the Transactions unless, to the extent reasonably practicable, it consults in good faith with such other party in advance and, to the extent permitted by such Governmental Authority, gives such other party a reasonable opportunity to attend or participate, as applicable; and (iii) promptly furnish the other party with copies of all written correspondence (and written summaries of any substantive oral correspondence), Filings (with the exception of the parties’ filings as required under the HSR Act) and written communications (or written summaries of any substantive oral communications) between it and its Affiliates and Representatives, on the one hand, and such Governmental Authority or its respective staff, on the other hand, with respect to this Agreement, the Ancillary Agreements and the Transactions. Any materials exchanged in connection with this Section 8.1 may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning the valuation of the Company or other competitively sensitive material; provided that the parties may, as they deem advisable and necessary, designate any materials provided to the other under this Section 8.1 as “outside counsel only.” Notwithstanding anything to the contrary in this Section 8.1, in no event will Parent or any of its Affiliates be required to share with the Company or its Subsidiaries or Representatives any information that (x) does not relate to the Company, (y) reveals the Parent’s (or any of its Affiliates’) valuation or negotiation strategy with respect to the Transactions, or (z) is otherwise confidential or proprietary information of the Parent or any of its Affiliates.

(c) No party or any of its controlled Affiliates shall take any extraordinary action or enter into any transaction outside the ordinary course of business (other than any action or transaction taken by a party expressly required or contemplated by this Agreement or taken with the express written consent of the other parties hereto) that would reasonably be expected to have the effect of materially delaying, materially impeding or preventing consummation of the Merger.

(d) In furtherance of and not in limitation of the foregoing, Company and Parent agrees to use their respective reasonable best efforts to (i) as promptly as practicable (A) but in no event later than ten (10) Business Days from the date hereof, file, or cause to be filed, any notification and report forms and related material that it may be required to file with United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act and (B) submit any other filings under any applicable Antitrust Laws (and, absent the prior written consent of the other party, not withdrawing any such Filings) and resubmitting any such Filings as soon as is reasonably practicable in the event such Filings are rejected for any reason whatsoever by the relevant Governmental Authority; (ii) obtain any approval, clearance or an early termination or expiration of the applicable waiting period as promptly as practicable, and in any event no later than the End Date; (iii) make any further Filings or information submissions pursuant thereto that may be necessary, proper or advisable; and (iv) obtain any government clearances, expiration of applicable waiting periods, or approvals required for Closing under the HSR Act or any other applicable Antitrust Law and to contest and resist any action and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order that restricts, prevents or prohibits the consummation of the Transactions under the HSR Act or any applicable Antitrust Law.

(e) The parties further agree that “reasonable best efforts” required by this Section 8.1 shall include (i) promptly complying with any requests for additional information by any Governmental Authority; (ii) if necessary to obtain clearance by any Governmental Authority before the End Date, offering, negotiating, committing to, taking and effecting, by consent order, the sale, divestiture, license or other disposition of any assets of Parent or its controlled Affiliates, the Company or any of their respective direct and indirect Subsidiaries (as used in this paragraph, collectively, the “Combined Business”); (iii) creating, terminating, or divesting business relationships, ventures, contractual rights or obligations of Parent or its controlled Affiliates, the Company or any of their respective Subsidiaries; and (iv) contesting, defending and appealing any lawsuit or other legal Proceeding, whether judicial or administrative, threatened or pending, preliminary or permanent injunction or other Order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of any party to consummate the transactions contemplated hereby and taking any and all other actions to prevent the entry, enactment or promulgation thereof; provided that, notwithstanding the foregoing, (x) no party to this Agreement or their respective Affiliates or Representatives shall be obligated to take any action set forth in this Section 8.1 unless such action is conditioned upon the consummation of the Merger, (y) the Company shall not, and shall its Affiliates not to, take any such action with the Parent’s prior express written consent, and (z) in no event shall any party to this Agreement or their respective Affiliates or Representatives be obligated to agree to or commit to any actions that individually or in the aggregate would have, or would reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), assets, liabilities, business or results of operations of the Combined Business, taken as a whole, after giving effect to the Merger (a “Regulatory Adverse Effect”).

(f) In the event any Proceeding by any Governmental Authority or other Third Party is commenced that questions the validity or legality of, or otherwise challenges, the Transactions, or seeks damages in connection therewith, Parent and the Company shall, subject to the provisions set forth in this Section 8.1(f), reasonably cooperate and use their respective reasonable best efforts to have any injunction or other Order issued in any Proceeding lifted or extinguished, and to cooperate reasonably regarding any other impediment to the consummation of the Transactions.

(g) Parent and the Company shall consult and cooperate with one another, and consider in good faith the views of one another, regarding the form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either party in connection with Proceedings under or relating to any Antitrust Law prior to their submission. The Company and Parent shall jointly (i) control the strategy for obtaining any waiting period expirations or terminations, consents, clearances, waivers, licenses, Orders, registrations, approvals, permits and authorizations for the Transactions; (ii) control the overall development of the positions to be taken and the regulatory actions to be requested in any Filing with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, a Governmental Authority relating to the Transactions, including any investigation relating to the applicability of any Antitrust Law to the Transactions, and of all other regulatory matters incidental thereto; and (iii) be responsible for negotiating with any Governmental Authority with respect to the obligations necessary to satisfy their respective reasonable best efforts as described in this Section 8.1, including the nature and scope of any assets to be sold, licensed, divested or otherwise disposed of pursuant to Section 8.1(e).

(h) The Company and Parent shall reasonably cooperate with each other and their respective Representatives in obtaining any other Consents that may be required in connection with the Transactions. Notwithstanding anything to the contrary in this Agreement, nothing herein shall obligate or be construed to obligate the Company or any of its Affiliates or Parent or any of its Affiliates to, and without Parent’s prior written consent, neither the Company nor any of its controlled Affiliates shall, make, or to cause to be made, any payment or other accommodation to any Third Party in order to obtain the Consent of such Third Party under any Contract.

Section 8.2 Company Warrants.

(a) In accordance with the provisions of Section 4.5 of the Warrant Agreement, promptly after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, send, or cause to be sent, written notice to (i) the Warrant Agent of the reduction of the Warrant Price contemplated by the final proviso of Section 4.4 of the Warrant Agreement calculated as of the Effective Time, which notice shall state the Warrant Price resulting from the Transactions and set forth in reasonable detail the method of calculation and the facts upon which such calculation is based and (ii) each holder of the Company Warrants advising such holders of the effective date of the Merger, the adjusted Warrant Price the period during which the Company Warrants are exercisable at the adjusted Warrant Price as calculated as of the Effective Time, and any other information required to be provided to the holders of the Company Warrants in accordance with the Warrant Agreement.

(b) In accordance with the provisions of Section 4.4 of the Warrant Agreement, promptly following the Closing, Parent shall cause the Surviving Corporation to make public disclosure of the consummation of the Transactions by filing a Current Report on Form 8-K with the SEC.

(c) At Parent’s election, the Company or the Surviving Corporation, as applicable, may redeem the Company Warrants in accordance with the terms of Section 6 of the Warrant Agreement. The Company shall not so redeem the Company Warrants without the Parent’s prior written consent.

(d) The Company shall use its reasonable efforts to file or cause to be filed a Form 15 with respect to the deregistration of the Company Warrants, to the extent deregistration is not prohibited by the Securities Act.

Section 8.3 Certain Filings; SEC Matters.

(a) As promptly as reasonably practicable after the execution of this Agreement and in any event no later than thirty-five (35) days after the date hereof, the Company shall take all necessary actions to prepare and file with the SEC a proxy statement, in preliminary form, relating to the Company Stockholder Meeting (as amended or supplemented from time to time and including any annexes, schedules or exhibits filed in connection therewith, the “Proxy Statement”), which shall, subject to Section 6.3 (including a Company Adverse Recommendation Change), include the Company Board Recommendation. The Company shall use all reasonable efforts to respond as promptly as practicable to any comments by the SEC staff in respect of the Proxy Statement. Parent and Merger Sub shall exercise reasonable best efforts to furnish all information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement for the purpose of obtaining the Company Stockholder Approval as soon as reasonably practicable. The Company shall promptly notify Parent upon the receipt of any oral or written comments from the SEC or its staff or any oral or written request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all written correspondence or written summaries of any oral communications between it and its Representatives, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement. The Company shall provide Parent and its Representatives a reasonable opportunity to review and propose comments on the Proxy Statement prior to the filing thereof (and any amendments or supplements thereto) or any responses or other communications to the SEC or its staff and shall in good faith consider such comments reasonably proposed by Parent and its Representatives for inclusion therein. The Company shall use its reasonable best efforts to resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof. The Company shall use reasonable best efforts to cause the definitive Proxy Statement to be mailed to the holders of Company Common Stock as of the record date established for the Company Stockholder Meeting as promptly as practicable and in any event within five (5) Business Days after the date on which the SEC confirms that it has no further comments on the Proxy Statement.

(b) If at any time prior to the Company Stockholder Meeting any information relating to the Company or Parent, or any of their respective Affiliates, should be discovered by a party, which information should be set forth in an amendment or supplement to the Proxy Statement if and to the extent, in the absence of such a correction, the Proxy Statement would contain a misstatement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party and the Company shall use reasonable best efforts to prepare (with the assistance of Parent, if applicable) and mail to its stockholders such an amendment or supplement, in each case, to the extent required by Applicable Law and in a form mutually acceptable to Parent and the Company. The Company further agrees to use reasonable best efforts to cause the Proxy Statement as so corrected or supplemented promptly to be filed with the SEC and to be disseminated to its stockholders, in each case as and to the extent required by Applicable Law and in a form mutually acceptable to Parent and the Company.

Section 8.4 Stockholder Meeting.

(a) Following the execution of this Agreement, the Company shall, in consultation with Parent, set a record date (the “Company Record Date”) that is no later than five (5) Business Days after the date on which the SEC confirms that it will not review or that it has no further comments on the Proxy Statement for a special meeting of the stockholders of the Company entitled to vote on the Merger at which meeting the Company shall seek the

Company Stockholder Approval (the “Company Stockholder Meeting”) and, within ten (10) Business Days following the date hereof, commence a broker search pursuant to Section 14a-13 of the Exchange Act in respect thereof at least twenty (20) Business Days prior to the Company Stockholder Meeting. Unless the Parent previously consents in writing, no matters other than seeking the Company Stockholder Approval shall be submitted by the Company for approval at the Company Stockholder Meeting. Within thirty (30) days of the Company Record Date, the Company shall, in consultation with Parent, in accordance with Applicable Law and the Company Organizational Documents, (i) duly call and give notice of the Company Stockholder Meeting; and (ii) duly convene and hold the Company Stockholder Meeting. Subject to Section 6.3, the Company shall use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part to cause the Company Stockholder Approval to be received at the Company Stockholder Meeting or any adjournment or postponement thereof, and shall comply with all legal requirements applicable to the Company Stockholder Meeting.

(b) Notwithstanding anything to the contrary in this Agreement but subject to the DGCL, (i) if the Company reasonably determines in good faith that the Company Stockholder Approval is unlikely to be obtained at the Company Stockholder Meeting due to an absence of quorum, then on no more than one occasion (for a period of not more than thirty (30) calendar days) and prior to the vote contemplated having been taken, the Company shall have the right after consultation with Parent to require an adjournment or postponement of the Company Stockholder Meeting for the purpose of soliciting additional votes in favor of this Agreement, and (ii) if requested by Parent on no more than one occasion, the Company shall adjourn, delay or postpone the Company Stockholder Meeting, if Parent reasonably determines in good faith that the Company Stockholder Approval is unlikely to be obtained at the Company Stockholder Meeting. The Company shall keep Parent informed on a reasonably current basis regarding its solicitation efforts and proxy tallies following the dissemination of the Proxy Statement to the holders of Company Common Stock.

(c) Notwithstanding (i) any Company Adverse Recommendation Change; or (ii) the public proposal or announcement or other submission to the Company or any of its Representatives of a Company Acquisition Proposal, unless this Agreement is terminated in accordance with its terms and subject to the fiduciary duties of the Board of Directors of the Company under Applicable Law, the obligations of the Company and Parent under Section 8.2, Section 8.3 and this Section 8.4 shall continue in full force and effect and nothing contained herein shall be deemed to relieve the Company of such of its obligations.

Section 8.5 Financing and Financing Cooperation.

(a) Parent shall, and shall cause its Subsidiaries to, in each case, use reasonable best efforts to take (or cause to be taken) all actions, and to do (or cause to be done) all things necessary, proper or advisable such that prior to or on the Closing, Parent may consummate the Financing on the terms and subject to the conditions set forth in the Commitment Letter (including any “flex” terms contained in the fee letter described therein), including by using reasonable best efforts to: (i) negotiate and enter into definitive agreements with respect to the Financing (the “Financing Documents”) (in each case on terms and subject to the conditions contained in the Commitment Letter (including any “flex” terms contained in the fee letter described therein) and except as otherwise permitted to be modified in accordance with this Section 8.5(a)); (ii) satisfy (or, if deemed advisable by Parent, seek a waiver of) on a timely basis all conditions precedent to the funding of the Financing on the Closing Date under the Commitment Letter that are applicable to Parent and are within its control (other than those conditions that by their respective terms will be satisfied on the Closing Date); (iii) maintain in effect the Commitment Letter (until the termination thereof in accordance with the terms thereof) (except for amendments, amendments and restatements, supplements, replacements, terminations, waivers and modifications not prohibited by the terms thereof and this Section 8.5(a)) until the Financing is consummated or this Agreement is terminated in accordance with its terms; (iv) upon the satisfaction of all conditions to the funding of the Financing contained in the Commitment Letter and/or the Financing Documents (as applicable) and the satisfaction of the conditions in Sections 9.1 and 9.2, consummate the Financing at or prior to the Closing Date to the extent necessary to fund the Required Amount; and (v) enforce Parent’s rights under the Commitment Letter and/or any Financing

Documents (as applicable) in the event of a breach by any counterparty thereto that would reasonably be expected to prevent Parent or Merger Sub from consummating the Transactions at the Closing. Parent shall give the Company prompt notice of any material breach or default by any party to any Financing Documents or any Alternative Financing (as defined below), in each case of which it has become aware, and upon receipt of written notice, of any actual termination or repudiation by any party to any Financing Documents or any Alternative Financing; provided that in no event will Parent or any of its Subsidiaries be under any obligation to disclose any information pursuant to this Section 8.5(a) that is subject to attorney client or similar privilege if Parent or the applicable Subsidiary of Parent, as applicable, shall have used its reasonable best efforts to disclose such information in a way that would not waive such privilege. Neither Parent, nor any Subsidiary of Parent, shall amend, amend and restate, supplement, replace, terminate (prior to the expiration thereof in accordance with its terms), waive any of its rights under or otherwise modify any material provision of the Commitment Letter without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed; provided that, notwithstanding the foregoing or anything to the contrary contained in this Agreement, Parent (or any Subsidiary of Parent) may amend, amend and restate, supplement, replace, terminate, waive or otherwise modify the Commitment Letter or substitute other debt financing for all or any portion of the Financing, in any manner, in each case, so long as the foregoing shall not (i) except as may be contemplated by any “flex” provisions contained in the fee letter described in the Commitment Letter, reduce (or have the effect of reducing) the aggregate amount of the proceeds of the Financing below the amount necessary, when taken together with all other sources of cash available to Parent, the Company and their respective Subsidiaries, to fund the Required Amount, (ii) impose new or additional conditions precedent or expand upon the conditions precedent to the funding of the Financing at the Closing as set forth in the Commitment Letter, in each case, in a manner that would reasonably be expected to delay or prevent the ability of Parent or Merger Sub to consummate the Transactions, and/or (iii) shorten the length of the commitment period provided in the Commitment Letter (provided that (A) in any event, Parent may amend the Commitment Letter to implement any “flex” provisions contained in the fee letter described in the Commitment Letter or to add lenders, lead arrangers, bookrunners, syndication agents, documentation agents or other Financing Sources that had not executed the Commitment Letter as of the date hereof and, in connection therewith, amend the economic and other arrangements with respect to the appointment of such additional lenders, lead arrangers, bookrunners, syndication agents, documentation agent or other Financing Sources). In the event any portion of the Financing becomes unavailable on the terms and conditions contained in the Commitment Letter (including any “flex” terms contained in the fee letter described therein), Parent shall use reasonable best efforts to arrange to obtain alternative financing (“Alternative Financing”) from alternative sources in an amount that, when taken together with all other sources of cash available to Parent, the Company and their respective Subsidiaries, is at least the amount necessary to fund the Required Amount (on terms and conditions taken as a whole that are not less favorable to Parent (as determined in the reasonable judgment of Parent) than those contained in the Commitment Letter on the date hereof (including any “flex” terms contained in the fee letter described therein) in the aggregate when taken as a whole) and, in any event, it is understood and agreed that Parent shall not be required to (i) incur any fees or out-of-pocket expenses (other than its own out-of-pocket expenses in connection with the Financing) in connection therewith that are in excess of those specified in the Commitment Letter (or in the fee letter described therein), (ii) except as required by this Section 8.5(a) with respect to the Alternative Financing or any “flex” provision of the fee letter referred to in the Commitment Letter, modify the terms of the Financing or (iii) agree to economic terms of such Alternative Financing that are less favorable than the terms of the Financing. The term “Financing” as used in this Agreement shall be deemed to include any Alternative Financing and the term “Commitment Letter” as used in this Agreement shall be deemed to include any amendment, amendment and restatement, supplement, replacement or other modification to or substitution of the Commitment Letter entered into in accordance with the terms hereof and any commitment letters or other applicable documents entered into with respect to any Alternative Financing.

(b) From and after the date of this Agreement until the Closing, the Company shall, and shall cause its Subsidiaries to, and to instruct its and their respective Representatives to, in each case, use reasonable best efforts to provide Parent with all reasonable and customary cooperation to Parent and the Financing Sources as reasonably requested by Parent in connection with the Financing (including any Alternative Financing), in each case including using such reasonable best efforts to: (i) provide Parent and its Financing Sources with pertinent and customary financial and other information regarding the Company and its Subsidiaries (including by providing information in response to due diligence requests of, and otherwise cooperating with the due diligence efforts of, the Financing Sources) and to cause appropriate members of the Company’s senior management and other Representatives (in each case, with appropriate seniority and expertise) to participate in a reasonable number of meetings (upon reasonable advance notice and at times and locations to be mutually agreed) to discuss any such information; (ii) provide to Parent and its Financing Sources all of the financial statements (and related audit reports) described in the Commitment Letter as in effect as of the date hereof, and all customary and reasonably requested financial information and data readily available from the historical books and records of the Company and its Subsidiaries that is required or advisable to permit Parent and Merger Sub to prepare the pro forma financial statements required pursuant to the Commitment Letter as in effect as of the date hereof; provided that Parent shall be responsible for the preparation of any pro forma financial statements and pro forma adjustments giving effect to the Transactions for use in connection with the offering of the Financing, it being understood that the Company shall cooperate with Parent in the preparation of such pro forma information to the extent its cooperation relates to customary and reasonably requested financial information and data readily available from the Company’s historical books and records; (iii) participate in and to cause appropriate members of the Company’s senior management and other Representatives (in each case, with appropriate seniority and expertise) to participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers or agents for and prospective lenders for the Financing and other Financing Sources), conference calls, presentations, due diligence sessions and sessions with actual and prospective Financing Sources, prospective lenders and rating agencies; (iv) provide reasonable assistance in the preparation of those sections of any information memoranda or other customary materials for the syndication of the Financing that relate to the Company and its Subsidiaries and the business of the Company and its Subsidiaries; (v) assist Parent and the Financing Sources with their marketing efforts with respect to the Financing, including in the preparation of materials for rating agency presentations, lender presentations, bank information memoranda or other marketing documents customarily used to arrange the Financing contemplated by the Commitment Letter, and in the preparation of “public side” versions thereof (including identifying any portion of information provided that constitutes material non-public information), and to execute and deliver customary representation/authorization letters for the syndication of the Financing consistent with the requirements of the Commitment Letter as in effect on the date hereof; (vi) provide reasonable assistance in the execution and preparation of the Financing Documents, including to (A) execute and deliver, as of the Closing (but in no event prior thereto), any definitive financing documents (including, in each case, schedules and annexes related thereto), including the Financing Documents and any credit agreements, guarantees, pledge agreements, security agreements, mortgages, deeds of trust and other security documents or other certificates, documents and instruments relating to guarantees, or any amendments thereto, the pledge of collateral and other customary matters ancillary to the Financing as required under the terms of the Financing Documents and as may be reasonably requested by any Financing Sources in connection with the applicable Financing and otherwise reasonably facilitating the pledging of collateral to the extent required by the terms of the Financing, as applicable, (B) obtain customary payoff letters, lien and guarantee terminations (including delivering prepayment or termination notices as required by the terms of any existing Indebtedness) and releases and other instruments of termination or discharge (including UCC-3 or equivalent financing statements) in respect of the Indebtedness of the Company and its Subsidiaries to be repaid, discharged and terminated at Closing (and evidence that notice of such repayment and lien and guarantee release and termination has been timely delivered) and (C) obtain such consents, acknowledgements, authorizations, approvals and instruments reasonably requested by Parent to permit the consummation of the Financing, including releases, terminations, waivers, consents, estoppels and approvals as may be reasonably required in connection therewith; (vii) provide to Parent and its Financing Sources at least five Business Days prior to the Closing Date all documentation and other information with respect to the Company and its Subsidiaries as shall have been reasonably requested in writing by Parent at least eight Business Days prior to the Closing Date that is required in connection with the Financing by U.S. regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, and the requirements of 31 CFR § 1010.230 and that are required by paragraph (j) of Exhibit D of the Commitment Letter; (viii) assist with the preparation of a customary borrowing base certificate, including relating to the borrowing base contemplated by the Commitment Letter, delivering applicable supporting information and documentation and assisting with, and providing access and cooperation with respect to, customary appraisals and field exams (in each case, solely to the extent required by the terms of the Financing); (ix) obtain, execute and deliver customary evidence of authority, customary officer’s certificates, customary solvency certificates, customary insurance certificates, in each case, as reasonably requested by Parent; (x) assist the Financing Sources in benefitting from the existing lender and investment banking relationships of the Company and its Subsidiaries; and (xi) take all actions necessary or desirable (in each case to the extent contingent on the Closing) to facilitate the satisfaction on a timely basis of all conditions precedent to obtaining the Financing or permit the consummation of the Financing and to permit the gross proceeds thereof to be made available to fund the Financing. In furtherance and not in limitation of the foregoing, the Company shall (A) furnish to Parent and the Financing Sources, as promptly as reasonably practicable, the Required Information and such other financial information in respect of the Company and its Subsidiaries as may be required as a condition precedent to the Financing pursuant to paragraph (g) of Exhibit D to the Commitment Letter and (B) to the extent any such information or any other information provided by the Company as contemplated by clause (i) above would otherwise constitute material non-public information, for purposes of the United States federal or state securities laws, with respect to the Company or its securities, at the request of Parent make such information publicly available.

(c) Notwithstanding the foregoing, nothing in this Section 8.5 shall require the Company or any of its Subsidiaries to (i) take any action in respect of the Financing to the extent that such action would cause any condition to Closing set forth herein to fail to be satisfied by the required time or otherwise result in a breach of this Agreement by the Company; (ii) take any action in respect of the Financing that would violate the Company’s or any of its Subsidiaries’ organizational documents or any Applicable Law, in each case in a manner that would have a Company Material Adverse Effect; (iii) take any action to the extent such action would unreasonably interfere with the ongoing business or operations of the Company or its Subsidiaries; (iv) execute and deliver any letter, agreement, document or certificate in connection with the Financing or take any corporate action that is not contingent on, or that would be effective prior to, the occurrence of the Closing (other than with respect to customary representation/authorization letters provided in connection with the Financing); (v) pay any commitment fee or other fee or payment to obtain consent or incur any liability with respect to, or cause or permit any Lien to be placed on, any of their respective assets in connection with the Financing prior to the Closing Date; (vi) provide access to or disclose information where the Company determines that such access or disclosure would reasonably be expected to jeopardize the attorney-client privilege (but the Company or such Subsidiary shall use commercially reasonable efforts to grant such access or provide such disclosure in a manner which would not jeopardize such privilege); (vii) subject any of the Company’s or its Subsidiaries’ respective directors, managers, officers or employees to any actual or potential personal liability; or (viii) cause the directors and managers of the Company or any of its Subsidiaries to adopt resolutions approving the agreements, documents and instruments pursuant to which the Financing is obtained unless such resolutions are contingent upon the occurrence of, or only effective as of, the Closing or some other date following the Closing upon which such directors and managers are or will still be directs and managers of such Company or such Subsidiary.

(d) The Company hereby consents to the use of the logos of the Company and/or each of its Subsidiaries by Parent and Merger Sub, to the extent applicable, in connection with the Financing; provided that such logos are used solely in a manner that is not intended to harm or disparage the Company or any of its Subsidiaries.

(e) Parent shall, and shall cause its Subsidiaries, in each case, to use reasonable best efforts to take (or cause to be taken) all actions, and to do (or cause to be done) all things necessary, proper or advisable such that prior to or on the Closing, Parent shall have delivered to the Company a true, complete and executed equity commitment letter dated as of the date hereof (the “Equity Commitment Letter”) pursuant to which American Securities Partners VIII, L.P., American Securities Partners VIII(B), L.P., Lindsay Goldberg IV L.P., Lindsay Goldberg IV – A L.P., Lindsay Goldberg IV – PCF L.P., Lindsay Goldberg – Maverick Co-Inv. LP, and Lindsay Goldberg V L.P. (collectively, the “Funds”) have committed to provide Parent with equity financing in the amount set forth therein (the “Equity Financing”). The Equity Commitment Letter is in full force and effect and has not been repudiated, rescinded, withdrawn or terminated or otherwise amended, supplemented or modified in any respect, and no waiver or consent has been granted thereunder, and no such repudiation, rescission, withdrawal, termination, amendment, supplement, modification, waiver or consent is contemplated. The Equity Commitment Letter is a legal, valid and binding obligation of the Funds, enforceable by Parent in accordance with its terms. There are no other agreements, side letters or arrangements relating to the Equity Commitment Letter that could affect the conditionality, enforceability or availability of the Equity Financing. Parent is not aware of any fact or occurrence that, with or without notice, lapse of time or both, could reasonably be expected to (i) make any of the assumptions or any of the statements, representations or warranties set forth in the Equity Commitment Letter inaccurate, (ii) result in any of the conditions in the Equity Commitment Letter not being satisfied on a timely basis, (iii) cause the Equity Commitment Letter to be ineffective or (iv) otherwise result in the Equity Financing not being available on a timely basis in order to consummate the transactions to be consummated pursuant to this Agreement.

Section 8.6 Public Announcements. The Company and the Parent shall mutually agree in advance regarding any party’s initial press release concerning this Agreement, the Ancillary Agreements and the Transactions. Following such initial press release, Parent and the Company shall use commercially reasonable efforts consistent with Applicable Law to consult with each other before issuing any additional press release(s), making any other public statement or scheduling any press conference, conference call or meeting with investors or analysts with respect to this Agreement or the Transactions and, except as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release(s), make any such other public statement or schedule any such press conference, conference call or meeting before such consultation (and, to the extent applicable, shall reasonably in advance provide copies of any such press release, statement or agreement (or any scripts for any conference calls) to the other party and shall consider in good faith the comments of the other party); provided that the restrictions set forth in this Section 8.6 shall not apply to any release or public statement (a) made or proposed to be made by the Company in compliance with Section 6.3 with respect to the matters contemplated by Section 6.3, (b) made or proposed to be made by Parent in compliance with Section 7.2 with respect to the matters contemplated by Section 7.2, or (c) in connection with any dispute between the parties regarding this Agreement, any Ancillary Agreement or the Transactions. Furthermore, for the avoidance of doubt, this Section 8.6 shall not apply to (i) any release or public statement made or proposed made by either party in the ordinary course of business and which does not relate to this Agreement or the Transactions or (ii) any required filings with the SEC pursuant to the Exchange Act. Nothing in Section 6.2, this Section 8.6 or the Confidentiality Agreement shall restrict any Fund or the Parent or any of their respective Affiliates or Representatives from disclosing the Transactions and key financial information related hereto, and other general information about the subject matter of this Agreement in connection with their and their respective Affiliates’ and Representatives’ fundraising, marketing, informational or reporting activities or obligations of the kind customarily provided with respect of investments of this kind.

Section 8.7 Notices of Certain Events. Each of the Company and Parent shall promptly advise the other of (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; (b) any notice or other communication from any Governmental Authority in connection with the Transactions; (c) any Proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or that relate to the consummation of the Transactions; (d) any change, event or fact that has had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, in the case of the Company, or a Parent Material Adverse Effect, in the case of Parent; or (e) any change, event or fact that it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained in this Agreement; provided that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement; provided, further, that a failure to comply with this Section 8.7 shall not constitute the failure of any condition set forth in Article IX to be satisfied unless the underlying change or event would independently result in the failure of a condition set forth in Article IX to be satisfied.

Section 8.8 Section 16 Matters. Prior to the Effective Time, the Company shall take all such actions as may be required (to the extent permitted under Applicable Law) to cause any dispositions of Company Common Stock (including derivative securities and equity awards with respect to Company Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 8.9 Transaction Litigation. Each of the Company and Parent shall promptly notify the other of any stockholder demands, litigations, arbitrations or other similar Proceedings (including derivative claims) commenced against it and/or its respective directors or officers relating to this Agreement, any Ancillary Agreement or any of the Transactions or any matters relating thereto (collectively, “Transaction Litigation”) and shall keep the other party reasonably informed on a prompt basis regarding any Transaction Litigation. Each of the Company and Parent shall reasonably cooperate with the other in the defense or settlement of any Transaction Litigation, shall give the other party the opportunity to consult with it regarding, and participate in, the defense or settlement of such Transaction Litigation and shall give the other party’s advice and due consideration with respect to such Transaction Litigation. Prior to the Effective Time, none of Parent, the Company nor any of their respective Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of, in the case of Parent and its Subsidiaries, the Company, and, in the case of the Company and its Subsidiaries, Parent.

Section 8.10 Stock Exchange Delisting; Exchange Act Deregistration. Each of the Company and Parent agrees to reasonably cooperate with the other party in taking, or causing to be taken, all actions reasonably necessary to delist the Company Common Stock and other securities from Nasdaq and terminate their registration under the Exchange Act; provided that such delisting and termination shall not be effective until the Effective Time.

Section 8.11 State Takeover Statutes. The Company shall (a) take all action necessary so that no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar state anti-takeover Laws or regulations, or any similar provision of the Company Organizational Documents or the Parent Organizational Documents is or becomes applicable to this Agreement, the Merger or any of the other Transactions, and (b) if any such anti-takeover Law, regulation or provision is or becomes applicable to this Agreement, the Merger or any other Transactions, cooperate and grant such approvals and take such actions as are reasonably necessary so that this Agreement, the Merger or the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the Transactions.

Section 8.12 Control of the Company’s or Parent’s Operations. Nothing contained in this Agreement shall give Parent or the Company, directly or indirectly, rights to control or direct the operations of the other prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

Section 8.13 National Security Law Requirements. As promptly as possible after execution of this Agreement, but in no case later than as required by Applicable Law or other legal restraint designed to govern trade regulation, foreign investment, national security, or defense matters (whether of the United States or any other jurisdiction outside the United States), including but not limited to notice with the State Department, Directorate of Defense Trade Controls under Section 122.4 of the International Traffic in Arms Regulations approval by the Department of Commerce, Bureau of Industry and Security under Section 750.10 of the Export Administration Regulations, or notice to DCSA under Section 1-302 of the NISPOM (collectively, the “National Security Laws”), each party shall use their respective best efforts to take such action as may be required to file the necessary notices (including any informal briefing papers or similar filings to the extent they are advisable) and/or to obtain the relevant approvals, as applicable, under any National Security Laws with respect to the Merger or the other Transactions. Such reasonable best efforts and contemplated actions by Parent and Company shall be subject to the terms of Section 8.1 applicable to obtaining all Consents required to be obtained from any Governmental Authority or other Third Party, mutatis mutandis.

ARTICLE IX

CONDITIONS TO THE MERGER

Section 9.1 Conditions to the Obligations of Each Party. The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by each party hereto) of the following conditions:

(a) the Company Stockholder Approval shall have been obtained;

(b) (i) any applicable waiting period or periods under the HSR Act shall have expired or been terminated (the “HSR Condition”) and (ii) all other approvals, clearances, and expiration of applicable waiting periods under any applicable Antitrust Law or any applicable National Security Law required for consummation of the Merger or any of the Transactions (or as otherwise agreed by Parent and the Company in writing) shall have been obtained or occurred (as applicable); and

(c) no Order issued, enacted, promulgated, entered or entered into by any Governmental Authorities or other legal restraint or prohibition preventing the consummation of the Merger or any of the other Transactions shall be in effect, and no Applicable Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority or otherwise be in effect that prohibits or makes illegal or declares unlawful the consummation of the Merger or any of the other Transactions.

Section 9.2 Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by Parent) of the following further conditions:

(a) the Company shall have performed in all material respects all of its obligations, covenants and agreements hereunder required to be complied with or performed by it at or prior to the Effective Time;

(b) (i) the representations and warranties of the Company contained in Section 4.5(a) shall be true and correct in all respects (other than de minimis inaccuracies), at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (ii) the representations and warranties of the Company contained in Section 4.1 (other than the third sentence thereof), Section 4.2, Section 4.4, Sections 4.5(b) and 4.5(c), Section 4.6(b), Section 4.24, Section 4.25, Section 4.26 and Section 4.27 shall be true and correct in all material respects, at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (iii) the representations and warranties of the Company contained in Section 4.10 shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing; and (iv) the other representations and warranties of the Company contained in this Agreement, shall be true and correct (disregarding all qualifications or limitations as to “Company Material Adverse Effect”, “materially” and words of similar important set forth therein) at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have, a Company Material Adverse Effect;

(c) since the date of this Agreement, there shall not have occurred any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(d) Parent shall have received a certificate from an executive officer of the Company confirming the satisfaction of the conditions set forth in Section 9.2(a), Section 9.2(b) and Section 9.2(c); and

(e) Parent shall have received copies of a Payoff Letter, in a form reasonably satisfactory to Parent, with respect to (i) the Company’s Amended and Restated First Lien Term Loan Credit Agreement, dated as of October 19, 2020 and as amended or otherwise modified from time to time, with Bank of America, N.A., as administrative agent and (ii) the Company’s Revolving Credit Agreement, dated as of October 20, 2016, as amended by Amendment No. 1 dated June 12, 2017, Amendment No. 2 dated January 31, 2020 and Amendment No. 3 dated October 19, 2020 and as further amended or otherwise modified from time to time, with Bank of America, N.A., as administrative agent.

Section 9.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by the Company) of the following further conditions:

(a) each of Parent and Merger Sub shall have performed in all material respects all of its obligations, covenants and agreements hereunder required to be complied with or performed by it at or prior to the Effective Time;

(b) (i) the representations and warranties of Parent contained in Section 5.1 (other than the third sentence thereof), Section 5.2, Section 5.4, Section 5.5, Section 5.6 and Section 5.9 shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); and (ii) the other representations and warranties of Parent contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Parent Material Adverse Effect, shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (ii) only, for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to result in a Company Material Adverse Effect;

(c) since the date of this Agreement, there shall not have occurred any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

(d) the Company shall have received a certificate from an executive officer of Parent confirming the satisfaction of the conditions set forth in Section 9.3(a) and Section 9.3(b).

ARTICLE X

TERMINATION

Section 10.1 Termination. This Agreement may be terminated and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval, except in the case of Section 10.1(c)(i)):

(a) by mutual written agreement of the Company and Parent;

(b) by either the Company or Parent, if:

(i) the Merger has not been consummated on or before the date that is six (6) months after the date of this Agreement (as such date may be extended pursuant to the following proviso, the “End Date”); provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any party whose failure to fulfill any obligation or condition under this Agreement has been the proximate cause of such failure of the Merger to be consummated by such time; provided, further, that if on such date the HSR Condition has not been satisfied, then each of Company and the Parent shall have the option to extend the End Date by three (3) months by written notice to the other party prior to 5:00 p.m. Eastern Time on such date such that the End Date is the date that is nine (9) months after the date of this Agreement;

(ii) there shall be in effect any Applicable Law enacted after the date hereof in the United States or any of its territories that permanently enjoins, prevents or prohibits the consummation of the Transactions (including the Merger) and, if such Applicable Law is an Order, such Order shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(ii) shall not be available to any party whose failure to fulfill any obligation or condition under this Agreement has been the proximate cause of such Applicable Law or Order, including its obligations under Section 8.1; or

(iii) the Company Stockholder Approval shall not have been obtained upon a vote taken thereon at the Company Stockholder Meeting (including any adjournment or postponement thereof).

(c) by Parent, if:

(i) (A) a Company Adverse Recommendation Change shall have occurred at any time prior to the Company Stockholder Meeting or (B) the Board of Directors of the Company or any committee thereof shall have failed to reaffirm the Company Board Recommendation within five (5) Business Days after the receipt of a written request to do so from Parent following a Company Acquisition Proposal that has been publicly announced or that has become publicly known;

(ii) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.2(a) or Section 9.2(b) not to be satisfied or that otherwise prevented or would prevent the satisfaction of any other condition to the obligations of the Parent to complete the Merger, and such breach or failure to perform (1) is incapable of being cured, or has not been cured (in the event the End Date occurs prior to the expiration of the thirty (30)-day period referenced in the following clause (2)) by the End Date or (2) has not been cured by the Company within thirty (30) days following written notice to the Company from Parent of such breach or failure to perform, but Parent may not terminate this Agreement under this Section 10.1(c)(ii) if the Company is then entitled to terminate this Agreement under Section 10.1(d)(i);

(iii) there has been a Willful Breach by the Company of any of its obligations under Section 6.3; provided that in no event shall Parent be entitled to terminate this Agreement pursuant to this Section 10.1(c)(iii) following the receipt of the Company Stockholder Approval; or

(iv) if any Applicable Law or Order that results in or would reasonably be expected to result in a Regulatory Adverse Effect shall be in effect and shall have become final and non-appealable.

(d) by the Company, if:

(i) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.3(a) or Section 9.3(b) not to be satisfied or that otherwise prevented or would prevent the satisfaction of any other condition to the obligations of the Parent to complete the Merger, and such breach or failure to perform (1) is incapable of being cured, or has not been cured (in the event the End Date occurs prior to the expiration of the thirty (30)-day period referenced in the following clause (2)) by the End Date or (2) has not been cured by Parent or Merger Sub, as applicable, within thirty (30) days following written notice to Parent from the Company of such breach or failure to perform, but the Company may not terminate this Agreement under this Section 10.1(d)(i) if the Parent is then entitled to terminate this Agreement under Section 10.1(c)(ii);

(ii) prior to receipt of the Company Stockholder Approval, the Board of Directors of the Company authorizes the Company to enter into a definitive agreement with respect to a Company Superior Proposal; provided that the Company shall not be entitled to terminate the Agreement under this Section 10.1(d)(ii)

unless the Company has complied in all material respects with all of its obligations under Section 6.3 with respect to such Company Superior Proposal (including with respect to the Company Acquisition Proposal underlying or leading to such Company Superior Proposal); provided, further, that prior to or concurrently with such termination the Company pays, or causes to be paid, to Parent the Company Termination Fee due under Section 10.3(a); or

(iii) at any time after the time the Closing was required to have occurred in accordance with Section 2.1, if (A) all of the conditions set forth in Article IX have been satisfied (other than those conditions that by their terms are to be satisfied by deliveries at the Closing, each of which is capable of being satisfied at the Closing); (B) the Company has irrevocably given notice to the Parent in writing that the conditions in Article IX have been satisfied or will be waived at the Closing (to the extent permitted by Applicable Law), and that the Company is prepared, willing and able to consummate the Closing; and (C) the Parent failed to consummate the Closing on the date the Closing should have occurred under Section 2.1, pursuant to, and on the terms and subject to the conditions set forth therein, and fails to consummate the Closing within five (5) Business Days of receipt by the Parent of the notice referred to in clause (B) above.

The party desiring to terminate this Agreement pursuant to this Section 10.1 (other than pursuant to Section 10.1(a)) shall give written notice of such termination to the other parties.

Section 10.2 Effect of Termination. If this Agreement is validly terminated pursuant to Section 10.1, this Agreement shall become void and of no effect without liability of any party (or any stockholder or Representative of such party) to the other parties hereto, except as provided in Section 10.3; provided that, subject to Section 10.3(d), no such termination shall relieve either Parent or the Company of any liabilities or damages to the other party, as the case may be, resulting from the Willful Breach by either party of this Agreement. The provisions of the final sentence of Section 8.1(a), this Section 10.2, Section 10.3 and Article XI (other than Section 11.13) and any definitions used in such Sections or Article shall survive any termination hereof pursuant to Section 10.1. In addition, the termination of this Agreement shall not affect the parties’ respective obligations under the Confidentiality Agreement, which shall survive in accordance with its terms.

Section 10.3 Termination Fees.

(a) If this Agreement is terminated:

(i) by Parent pursuant to Section 10.1(c)(i) or Section 10.1(c)(iii) or by the Company or Parent pursuant to Section 10.1(b)(iii) at a time when this Agreement was terminable by Parent pursuant to Section 10.1(c)(i) or Section 10.1(c)(iii);

(ii) by the Company pursuant to Section 10.1(d)(ii);

(iii) by the Company or Parent pursuant to Section 10.1(b)(iii) and: (1) at or prior to the Company Stockholder Meeting, a Company Acquisition Proposal shall have been publicly disclosed or announced or made known to the management or Board of Directors of the Company and not withdrawn at least five (5) Business Days in advance of the Company Stockholder Meeting; and (2) on or prior to the twelve (12) month anniversary of such termination of this Agreement, (A) a transaction relating to any Company Acquisition Proposal is consummated or (B) a definitive agreement relating to any Company Acquisition Proposal is entered into by the Company (and such Company Acquisition Proposal is subsequently consummated before the eighteen (18) month anniversary of such termination of this Agreement); or

(iv) by the Company or Parent pursuant to Section 10.1(b)(i) (without the Company Stockholder Approval having been obtained) and: (1) at or prior to the time of termination of this Agreement, a Company Acquisition Proposal shall have been publicly disclosed or announced or made known to the management or Board of Directors of the Company and not withdrawn at least five (5) Business Days in advance of the End Date; and (2) on or prior to the twelve (12) month anniversary of such termination of this Agreement, (A) a transaction relating to any Company Acquisition Proposal is consummated or (B) a definitive agreement relating to any Company Acquisition Proposal is entered into by the Company (and such Company Acquisition Proposal is subsequently consummated before the eighteen (18) month anniversary of such termination of this Agreement);

then, in each case, the Company shall pay, or cause to be paid, to Parent, in cash at the time specified in the following sentence, a fee in the amount of $30,000,000 (the “Company Termination Fee”); provided, that if the Company terminates this Agreement pursuant to Section 10.1(d)(ii) and enters into a definitive agreement with an Excluded Party prior to the No-Shop Period Start Date with respect to a Company Superior Proposal, then the “Company Termination Fee” shall mean an amount equal to $15,000,000. The Company Termination Fee shall be paid as follows: (x) in the case of clause (i) of this Section 10.3(a), within three (3) Business Days after the date of termination of this Agreement; (y) in the case of clause (ii) of this Section 10.3(a), immediately prior to or concurrently with such termination; or (z) in the case of clause (iii) or (iv) of this Section 10.3(a), within three (3) Business Days after the consummation of the applicable transaction. For purposes of clauses (iii)(2) and (iv)(2) of this Section 10.3(a), “Company Acquisition Proposal” shall have the meaning assigned thereto in Section 1.1 except that references in the definition to “20%” shall be replaced by “50%”.

(b) If this Agreement is terminated pursuant to (i) Section 10.1(b)(i) (at a time when this Agreement was terminable by the Company pursuant to Section 10.1(d)(i) or Section 10.1(d)(iii)), (ii) Section 10.1(b)(ii) (at a time when this Agreement was terminable by the Company pursuant to Section 10.1(d)(i) and Parent’s breach was a proximate cause of the Order), (iii) Section 10.1(d)(i) or (iv) Section 10.1(d)(iii), then promptly, but in no event later than five (5) Business Days after the date of such termination, the Parent shall pay or cause to be paid to the Company, a termination fee equal to $80,000,000 (the “Parent Termination Fee”).

(c) Any payment of (i) the Company Termination Fee shall be made by wire transfer of immediately available funds to an account designated in writing by Parent or (ii) the Parent Termination Fee shall be made by wire transfer of immediately available funds to an account designated in writing by the Company.

(d) The parties agree and understand that (i) in no event shall (A) the Company be required to pay, or cause to be paid, the Company Termination Fee on more than one occasion or (B) Parent be required to pay the Parent Termination Fee on more than one occasion and (ii) in no event shall (A) Parent be entitled, pursuant to this Section 10.3, to receive an amount greater than the Company Termination Fee plus any Collection Expenses or (B) Company be entitled, pursuant to this Section 10.3, to receive an amount greater than the Parent Termination Fee plus any Collection Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of fraud or Willful Breach and except for Section 11.4, (x) if Parent or Company receives the Company Termination Fee or the Parent Termination Fee, as applicable, from, or on behalf of, the Company or the Parent, as applicable, pursuant to the terms hereof, such payment (together with any Collection Expenses in respect of the Parent) shall be the sole and exclusive remedy of the receiving party against the paying party and its Subsidiaries and their respective former, current or future partners, stockholders, managers, members, Affiliates and Representatives and none of the paying party, any of its Subsidiaries or any of their respective former, current or future partners, stockholders, managers, members, Affiliates or Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, and (y) if Parent or Merger Sub, on the one hand, or Company, on the other hand, receive any payments from, or on behalf of, the Company (in the case of Parent of Merger Sub) or Parent or Merger Sub (in the case of Company) in respect of any breach of this Agreement and thereafter Parent receives the Company Termination Fee or Company receives the Parent Termination Fee in each case in accordance with this Agreement, the amount of such Company Termination Fee or Parent Termination Fee, as applicable, shall be reduced by the aggregate amount of such payments made by, or on behalf of, the party paying the Company Termination Fee or the Parent Termination Fee, as applicable, in respect of any such breaches. The parties acknowledge that the agreements contained in this Section 10.3 are an integral part of the Transactions, that, without these agreements, the parties would not enter into this Agreement and that any amounts payable pursuant to this Section 10.3 do not constitute a penalty, but instead constitute liquidated damages in a reasonable amount that shall compensate the applicable party for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance upon this

Agreement and on the expectation of the consummation of the Transactions, and for the loss suffered by reason of the failure of such consummation, which amount would otherwise be uncertain and incapable of accurate determination. If either party fails to promptly pay, or cause to be paid, any amount due pursuant to this Section 10.3, such party shall also pay, or cause to be paid, any out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by such party in connection with a legal action to enforce this Agreement that results in a judgment for such amount against the party failing to promptly pay, or cause to be paid, such amount (such costs and expenses in respect of each of Company or Parent, as the case may be, “Collection Expenses”), which such Collection Expenses of Parent or Company, respectively, shall not exceed $1,000,000 in the aggregate.

(e) Subject to the provisos of this sentence (and related provisions thereto), if the Parent becomes obligated to pay the Parent Termination Fee, other than in the case of fraud, the right to receive, and the receipt of, the Parent Termination Fee by the Company in full from the Parent shall be the sole and exclusive remedy of the Company and its Affiliates and their respective Related Parties and Representatives and of any kind whatsoever against the Parent, its Affiliates (including the Funds) and the Financing Sources and each of their respective Related Parties and Representatives for any damages suffered by the Company and its Affiliates and their respective Related Parties and Representatives as a result of the failure of the Closing to occur or for any breach or failure to perform hereunder or under the Commitment Letters or the Financing Agreements, or any inaccuracy of any representation or warranty (other than in the case of fraud), and none of the Parent, its Affiliates (including the Funds) and the Financing Sources and each of their respective Related Parties and Representatives shall have any further liability or obligation relating to or arising out of this Agreement, the Commitment Letters, the Financing Agreements or the transactions contemplated hereby or thereby; provided, that nothing in this Section 10.3(e) shall restrict the Company’s entitlement to seek and obtain specific performance as and to the extent permitted by Section 11.13 and Section 11.15 prior to the termination of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, other than in the case of fraud, in no event shall the Company be entitled to seek or obtain any recovery or judgment arising out of, or related to, any breach of this Agreement or the Parent’s failure to consummate the Closing in excess of the Parent Termination Fee against any of the Parent, its Affiliates (including the Funds) and the Financing Sources and each of their respective Related Parties and Representatives or any of their respective assets. In no event shall the Company be entitled to both (i) the payment of the Parent Termination Fee and (ii) the grant of specific performance of Parent’s obligation to consummate the Closing. For the avoidance of doubt, nothing in this Section 10.3(e) shall affect, or be deemed to affect, the provisions of Section 10.3(d) and Section 11.15.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and e-mail transmission, so long as a receipt of such e-mail is requested and received or otherwise confirmed in writing) and shall be given,

If to the Company:

7799 Leesburg Pike, Suite 300 North

Falls Church, Virginia 22043

Attn: Paul W. Cobb, Jr.

Email: Whit.Cobb@pae.com

With a copy to:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Attn: Andrew M. Ray

Phone: (202) 373-6585

Email: andrew.ray@morganlewis.com

If to Parent or Merger Sub:

Amentum Government Services Holdings LLC

c/o Lindsay Goldberg LLC

630 Fifth Avenue, 30th Floor

New York, NY 10111

Attn:	J. Russell Triedman
Vincent Ley
Lindsay Goldberg Legal
Email:	triedman@lindsaygoldbergllc.com
ley@lindsaygoldbergllc.com
legal@lindsaygoldbergllc.com

and

Amentum Government Services Holdings LLC

c/o American Securities LLC

590 Madison Avenue, 38th Floor

New York, NY 10022

Attn:	Benjamin Dickson
Eric L. Schondorf
Email:	bdickson@american-securities.com
eschondorf@american-securities.com

with a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

Attn:	Richard Hall
David J. Perkins
Email:	rhall@cravath.com
dperkins@cravath.com

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto in accordance with the terms of this Section 11.1 (the effectiveness of such change in address effective only upon receipt). All such notices, requests and other communications shall be deemed received when the counterparty confirms such receipt in writing (e-mail being sufficient) or on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 11.2 Survival. The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for the covenants and agreements set forth in Article II, Section 7.2, Section 7.3, Section 8.10 and this Article XI. Nothing contained in this Section 11.2 shall limit or affect claims made for, or recoveries in respect of, fraud.

Section 11.3 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval or the required approval of stockholders of the Parent has been obtained, any amendment or waiver that would require the further approval of the stockholders of the Company or the stockholders of Parent under Applicable Law shall be subject to such approval.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 11.4 Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, including the provision of any information and documentary material requested in connection therewith in connection with any Filings under the HSR Act or any other Antitrust Laws or requests or compliance obligations, if any, made prior to Closing by any Governmental Authority under any Antitrust Law. Notwithstanding the foregoing, (a) if at any time the Company is required to pay the Company Termination Fee in the lower amount contemplated by the proviso to Section 10.3(a), then the Company shall pay 50% of the reasonably documented expenses incurred by Parent in connection with this Agreement, (b) if at any time the Company is required to pay the Company Termination Fee (other than in the lower amount described in clause (a) above), then the Company shall pay 100% of the reasonably documented expenses incurred by Parent in connection with this Agreement or (c) if this Agreement is terminated by the Parent or the Company pursuant to Section 10.1(b)(iii), then the Company shall pay 50% of the reasonably documented expenses incurred by Parent in connection with this Agreement. If the Company pays any amount required under clause (c) of this Section 11.4 and is then subsequently required to pay any amount under clause (b) of this Section 11.4, the amount previously paid under clause (c) shall be credited against the amount to be paid by the Company under clause (b) of this Section 11.14. Notwithstanding the foregoing, if at any time the Parent is required to pay the Parent Termination Fee, then the Parent shall pay 100% of the reasonably documented expenses incurred by the Company in connection with this Agreement, excluding any expenses incurred in connection with any actions taken by the Company pursuant to its rights and obligations under Section 6.3.

Section 11.5 Disclosure Letter References and SEC Document References. The parties hereto agree that each section or subsection of the Company Disclosure Letter or the Parent Disclosure Letter, as applicable, shall be deemed to qualify the corresponding section or subsection of this Agreement, irrespective of whether or not any particular section or subsection of this Agreement specifically refers to the Company Disclosure Letter or the Parent Disclosure Letter, as applicable. The parties hereto further agree that (other than with respect to any items disclosed in Section 4.15(a) of the Company Disclosure Letter, for which an explicit reference in any other section shall be required in order to apply to such section) disclosure of any item, matter or event in any particular section or subsection of either the Company Disclosure Letter or the Parent Disclosure Letter shall be deemed disclosure with respect to any other section or subsection of the Company Disclosure Letter or the Parent Disclosure Letter, as applicable, to which the relevance of such disclosure would be reasonably apparent on its face, without review of the underlying documents, notwithstanding the omission of a cross-reference to such other section or subsections. Company, Parent and Merger Sub agree that in no event shall any disclosure contained in any part of any Company SEC Document entitled “Risk Factors,” “Forward Looking Statements,” “Cautionary Statement About Forward Looking Statements,” “Special Note on Forward Looking Statements” or “Forward Looking Information” or containing a description or explanation of “Forward Looking Statements” or any other disclosures in any Company SEC Document that are cautionary, predictive or forward-looking in nature be deemed to be an exception to (or a disclosure for purposes of) any representations and warranties of any party contained in this Agreement.

Section 11.6 Binding Effect; Benefit; Assignment.

(a) The provisions of this Agreement shall be binding upon and shall inure solely to the benefit of the parties hereto, are not intended to confer upon any Person other than the parties any rights, benefits, remedies, obligations or liabilities hereunder, except for: (i) only following the Effective Time, the right of the Company’s stockholders to receive the Per Share Merger Consideration in respect of shares of Company Common Stock pursuant to Section 2.3, (ii) the right of the D&O Indemnified Parties to enforce the provisions of Section 7.2 and (iii) the right of each of the Financing Sources as an express third-party beneficiary of Section 11.15.

(b) No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party hereto, except that Parent may assign its rights and interests (but not its obligations) hereunder to any Financing Source (or any agent on behalf of all such Financing Sources) as collateral for security purposes in connection with the Financing (including for purposes of creating a security interest herein or otherwise assigning as collateral in respect of such financing) without prior consent; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Sub.

Section 11.7 Governing Law. Except as provided in Section 11.8, this Agreement and all Proceedings (whether civil, criminal or administrative and whether based on contract, tort or otherwise), directly or indirectly, arising out of, based upon or relating to this Agreement, any of the Transactions or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement hereof or thereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 11.8 Jurisdiction/Venue. Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any action or Proceeding relating to the Transactions, on behalf of itself or its property, in accordance with Section 11.1 or in such other manner as may be permitted by Applicable Law, and nothing in this Section 11.8 shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (b) irrevocably and unconditionally consents and submits itself and its property in any action or Proceeding to the exclusive general jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division)) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware in the event any dispute arises out of this Agreement or the Transactions, or for recognition and enforcement of any judgment in respect thereof; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any actions or Proceedings arising in connection with this Agreement or the Transactions shall be brought, tried and determined only in the Delaware Court of Chancery or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware; (e) waives any objection that it may now or hereafter have to the venue of any such action or Proceeding in any such court or that such action or Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any action relating to this Agreement or the Transactions in any court other than the aforesaid courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any action or Proceeding in such court as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

Section 11.9 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY

IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING (INCLUDING BUT NOT LIMITED TO LITIGATION) OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER OR THE OTHER TRANSACTIONS THEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) EACH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (d) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.9.

Section 11.10 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, including by DocuSign, facsimile or by email with .pdf attachments, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become automatically effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 11.11 Entire Agreement. This Agreement, the Ancillary Agreements (as applicable) and the Confidentiality Agreement (including any schedules or exhibits to any of the foregoing) constitute the entire agreement between the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

Section 11.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Section 11.13 Specific Performance.

(a) The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (I) for any breach of the provisions of this Agreement or (II) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that, except where this Agreement is terminated in accordance with Section 10.1 and the express terms thereof prevent the grant of specific performance, the parties shall be entitled to an injunction or injunctions to prevent breaches or violations of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties further agree that (x) by seeking the remedies provided for in this Section 11.13, a party shall not in any respect waive its right to seek any other form of relief that may be expressly available to a party under this Agreement in such event, including, subject to Section 10.3(d), monetary damages and (y) nothing contained in this Section 11.13 shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 11.13 before exercising any termination right under Section 10.1 or pursuing monetary damages, nor shall the commencement of any action pursuant to this Section 11.13 or anything contained in this Section 11.13 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 10.1 or pursue any other remedies under this Agreement that may be available then or thereafter. Notwithstanding the foregoing, except in the case of fraud, if the Closing does not occur due to termination pursuant to Article X, which termination results in the payment of a Company Termination Fee under Section 10.3, the right to receive such Company Termination Fee shall be the sole and exclusive remedy of the terminating party and under no circumstances shall a party or any of its Affiliates or Representatives be permitted or entitled to receive a grant of specific performance in such event. The parties shall not take action, directly or indirectly, in opposition to the non-breaching party on the grounds that any other remedy or relief is available at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

(b) Notwithstanding anything to the contrary set forth in this Agreement, prior to the valid termination of this Agreement pursuant to Section 10.1(d)(iii), it is explicitly agreed that, if the Parent fails to consummate the Closing as and when required in accordance with the terms of this Agreement, the Company shall be entitled to specific performance or injunctive relief with respect to the Parent’s obligations (i) to cause the Equity Financing to be funded, subject to the satisfaction, or waiver, of the conditions set forth in Section 1 of the Equity Commitment Letter and (ii) to consummate the Closing if the Financing has funded, or will be funded at the Closing if the Equity Financing is funded. For the avoidance of doubt, while the Company may pursue both a grant of specific performance under this Section 11.13 to specifically enforce the Parent’s obligation to consummate the Closing and the payment of the Parent Termination Fee pursuant to Section 10.3(b) under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance of such obligations and payment of the Parent Termination Fee.

Section 11.14 No Recourse; Limitation of Liability. Notwithstanding any provision of this Agreement or otherwise, the parties hereto agree, on their own behalf and on behalf of their respective Subsidiaries and Affiliates, that:

(a) this Agreement may only be enforced against, and any claim for breach of this Agreement may only be made against, the parties hereto and then only with respect to the specific obligations set forth herein with respect to such party; and

(b) with respect to each party hereto, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor, lender, Related Party, Financing Source, Representative or agent of such party shall have any liability (whether in contract or tort, at law or in equity or otherwise, or based upon any theory that seeks to impose liability of an entity party hereto against its owners or Affiliates) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of such party or for any claim based on, arising out of or related to this Agreement or the Transactions. Notwithstanding anything to the contrary contained herein, the parties hereto (each on behalf of itself and any of its Subsidiaries and Affiliates, and their respective directors, officers, employees, agents and Representatives) hereby waive any rights or claims, whether at law or at equity, in contract, in tort or otherwise against the Financing Sources in connection with this Agreement and hereby agree that in no event shall the Financing Sources have any liability or obligation hereunder to the parties hereto or their respective Subsidiaries, Affiliates, and their respective directors, officers, employees, agents and Representatives and (c) in no event shall the parties hereto (i) seek or obtain, (ii) support any person to seek or obtain, or (iii) permit any of its Subsidiaries and Affiliates and their and their Affiliates’ respective directors, officers, employees, agents and Representatives to seek or obtain, any damages of any kind against any Financing Source (including special, consequential, indirect or punitive damages or damages of a tortious nature), in each case in connection with this Agreement; provided that, notwithstanding the foregoing, in no event shall this Section 11.14 or any other provision of this Agreement modify or impair the rights and remedies of the parties to the Commitment Letter (including any related fee letter or engagement letter) or any definitive documentation with respect to the Financing, and all such rights and remedies shall be as set forth in such agreements and as otherwise provided by Applicable Law.

Section 11.15 Financing Sources. Notwithstanding anything herein to the contrary, each of the parties hereto, on behalf of itself and each of its Affiliates, hereby (a) agrees that it will not bring or support, or permit any of its Affiliates to bring or support, any action, cause of action, claim, cross-claim or third-party claim or any other Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving any of the Financing Sources, arising out of or relating to, this Agreement, the Financing or any of the agreements (including the Commitment Letter and any other Financing Document) entered into in connection with the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder (any of the foregoing being referred to as a “Financing Source Proceeding”) in any forum other than exclusively in the Supreme Court of the State of New York, County of New York, or, if under Applicable Law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof); agrees that any Financing Source Proceeding shall be subject to the exclusive jurisdiction of such courts; irrevocably and unconditionally submits itself and its property with respect to any Financing Source Proceeding to the exclusive jurisdiction of such courts; and irrevocably and unconditionally waives any objection to the laying of venue of any Financing Source Proceeding brought in any such court or any claim that any Financing Source Proceeding brought in any such court has been brought in an inconvenient forum, (b) agrees that any Financing Source Proceeding shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), (c) agrees that service of process upon such Person in any Financing Source Proceeding shall be effective if notice is given in accordance with Section 11.1, (d) knowingly, intentionally and voluntarily waives, to the fullest extent permitted by Applicable Law, trial by jury in any Financing Source Proceeding, (e) agrees that notwithstanding anything to the contrary contained herein, none of the Financing Sources will have any obligation or liability, on any theory of liability, to any of the Company, any of its Affiliates or any of their respective stockholders, partners, members, officers, directors, employees, controlling persons, agents or other Representatives, and none of the Company, any of its Affiliates or any of their respective stockholders, partners, members, officers, directors, employees, controlling persons, agents or other Representatives shall have any rights or claims against any of the Financing Sources, in each case, in any way relating to or arising out of this Agreement, the Financing, the Commitment Letter, any Financing Document or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, and (f) agrees that the Financing Sources are express third-party beneficiaries of, and may enforce, this Section 11.15 and any of the provisions in this Agreement reflecting the foregoing agreements in this Section 11.15 (and none of this Section 11.15 or any of such provisions (or the defined term “Financing Sources” or any other definition set forth in, or any other provision of, this Agreement to the extent that an amendment, waiver or other modification of such definition or other provision would amend, waive or otherwise modify the substance of this Section 11.15 or any of such provisions) shall be amended, waived or modified, in each case, in any respect that is materially adverse to the Financing Sources without the prior written consent of the Financing Sources (and any such amendment, waiver or other modification without such prior written consent shall be null and void ab initio)). This Section 11.15 shall not limit the rights of the parties to the Financing under the Commitment Letter or other definitive agreement with respect to the Financing.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

AMENTUM GOVERNMENT SERVICES HOLDINGS LLC,

By	/s/ John Vollmer
Name: John Vollmer Title Authorized Signatory

PINNACLE VIRGINIA MERGER SUB INC.,

By	/s/ John Vollmer
Name: John Vollmer Title Authorized Signatory

PAE INCORPORATED,

By	/s/ Charles Peiffer
Name: Charles Peiffer Title Chief Financial Officer

Annex B

October 24, 2021

Board of Directors

PAE Inc.

7799 Leesburg Pike, Suite 300

North Falls Church, Virginia 22043

Members of the Board:

We understand that PAE Incorporated (the “Company”), Amentum Government Services Holdings LLC (the “Buyer”) and Pinnacle Virginia Merger Sub, Inc., a wholly owned subsidiary of the Buyer (“Merger Sub”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated October 22, 2021 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of the Buyer, and each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”), other than the Company Common Stock owned, directly or indirectly, by the Buyer, the Company (including shares held as treasury stock or otherwise) or Merger Sub or as to which dissenters’ rights have been perfected, will be converted into the right to receive $10.05 per share in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement. We further understand that an affiliate of Platinum Equity LLP (“Platinum”) is a significant equityholder of the Company and that affiliates of each of Lindsay Goldberg LLC (“LG”) and American Securities LLC (“American”) are significant equityholders of the Buyer.

You have asked for our opinion as to whether the Consideration to be received by the holders of shares of the Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.

For purposes of the opinion set forth herein, we have:

1)	Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)	Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)

Reviewed certain financial projections with respect to the Company that were (i) prepared by the management of the Company (the “Company Financial Projections”) and (ii) generally derived from a consensus of selected Wall Street equity research financial forecasts identified by the management of the Company, which forecasts were extrapolated for certain fiscal years based on the Company’s guidance (the “Company Street Forecasts”);

4)	Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)	Reviewed the reported prices and trading activity for the Company Common Stock;

6)

Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other publicly-traded companies comparable with the Company, and their securities;

7)	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)	Participated in certain discussions and negotiations among representatives of the Company and the Buyer and their financial and legal advisors;

9)

Reviewed the Merger Agreement, the draft debt commitment letter from certain lenders substantially in the form of the draft dated October 23, 2021 (the “Debt Commitment Letter”) and the draft equity commitment letter from affiliates of each of LG and American substantially in the form of the draft dated October 23, 2021 (the “Equity Commitment Letter” and, together with the Debt Commitment Letter, the “Commitment Letters”) and certain related documents; and

10)	Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. At your direction, our analysis relating to the business and financial prospects for the Company for purposes of this opinion have been made on the basis of the Company Financial Projections and the Company Street Forecasts, each of which were approved by you for our use. We have been advised by the Company, and have assumed, with the Company’s consent, that the Company Financial Projections reflect the best currently available estimates of the future financial performance of the Company, and that the Company Street Forecasts are a reasonable basis upon which to evaluate the business and financial prospects of the Company. We express no view as to the Company Financial Projections or the Company Street Forecasts or the assumptions on which they were based, including the selection of the analyst forecasts from which the Company Street Forecasts were derived.

In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Buyer will obtain financing in accordance with the terms set forth in the Commitment Letters and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax, and regulatory advisors with respect to legal, tax, and regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of shares of the Company Common Stock in the transaction. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financing services for the Company and the Buyer and have received fees in connection with such services. In addition, in the two years prior to the date hereof, we have provided financial advisory and financing services for Platinum and certain majority-controlled affiliates and portfolio companies of Platinum (collectively, the “Platinum Related Entities”), LG and certain majority-controlled affiliates and portfolio companies of LG (collectively, the “LG Related Entities”), and American and certain majority-controlled affiliates and portfolio companies of American (collectively, the “American Related Entities”) and have received fees in connection with such services. As of the date hereof, Morgan Stanley or an affiliate thereof is a lender to the Company, an affiliate of the Buyer, Platinum, certain Platinum Related Entities and certain American Related Entities, and acts as administrative agent with respect to credit facilities of Platinum, certain Platinum Related Entities, certain American Related Entities, certain LG Related Entities, and certain American Related Entities. Morgan Stanley may also seek to provide financial advisory and financing services to the Buyer and the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Buyer and its affiliates, the Company, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with the Company in connection with this transaction, may have committed and may commit in the future to invest in private equity funds managed by Platinum, LG, American or any of their affiliates.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the use of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the stockholders of the Company should vote at the stockholders’ meeting to be held in connection with the Merger.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of shares of the Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.

Very truly yours,

MORGAN STANLEY & CO. LLC

By:	/s/ Thomas Miles
Thomas Miles
Managing Director

Annex C

October 24, 2021

Board of Directors

PAE Incorporated

7799 Leesburg Pike Suite 300 North | Falls Church, VA | 22043-2408

Members of the Board of Directors:

We understand that Amentum Government Services Holdings LLC (“Parent”), Pinnacle Virginia Merger Sub Inc. and PAE Incorporated (the “Company” or “PAE”), propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, (i) Merger Sub will be merged into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, and (ii) each share of PAE common stock, $0.0001 par value (“PAE Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (a) shares of PAE Common Stock that are owned, directly or indirectly, by Parent, PAE (including shares held as treasury stock or otherwise), any Subsidiary of the Company or Merger Sub that are to be cancelled in accordance with the Merger Agreement and (b) any Common Appraisal Shares (the “Excluded Shares”)) will be automatically converted into the right to receive $10.05 in cash (the “Per Share Merger Consideration”) without interest. The terms and conditions of the Merger are more completely described in the Merger Agreement, and any capitalized term used in this opinion letter (this “Opinion”) and not defined herein has the meaning ascribed to such term in the Merger Agreement. The Board of Directors of the Company (the “Board”) has requested that Raymond James & Associates, Inc. (“Raymond James,” “we” or “our”) provide this Opinion as to whether, as of the date hereof, the Per Share Merger Consideration to be received by holders of PAE Common Stock (other than the Excluded Shares) in the Merger pursuant to the Agreement is fair from a financial point of view to such holders. For purposes of this Opinion, and with your consent, we have assumed that the Per Share Merger Consideration is $10.05.

In connection with our review of the proposed Merger and the preparation of this Opinion, we have, among other things:

1.	reviewed the financial terms and conditions as stated in the draft dated as of October 23, 2021 of the Merger Agreement (the “Agreement”);

2.

reviewed certain information related to the historical condition and prospects of the Company, as made available to Raymond James by or on behalf of the Company, including, but not limited to, financial projections prepared by the management of the Company (the “Projections”);

3.	reviewed the Company’s audited financial statements for years ended December 31, 2020 and unaudited financial statements for the six month period ended June 30, 2021;

4.	reviewed certain other disclosure set forth in the Company’s recent public filings on file with the U.S. Securities and Exchange Commission;

5.	reviewed the financial and operating performance of the Company and those of other selected public companies that we deemed to be relevant;

6.	considered certain publicly available financial terms of certain transactions we deemed to be relevant;

7.	reviewed the current and historical market prices for the Common Shares, and the current market prices of the publicly traded securities of certain other companies that we deemed to be relevant;

8.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate;

Board of Directors

PAE Incorporated

October 24, 2021

9.

received a certificate addressed to Raymond James from a member of senior management of the Company regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of the Company; and

10.

discussed with members of the senior management of the Company certain information relating to the aforementioned and any other matters which we have deemed relevant to our inquiry including, but not limited to, the past and current business operations of the Company and the financial condition and future prospects and operations of the Company.

With your consent, we have assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of the Company or otherwise reviewed by or discussed with us, including without limitation the shares outstanding schedule, and we have undertaken no duty or responsibility to, nor did we, independently verify any of such information. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company. With respect to the Projections and any other information and data provided to or otherwise reviewed by or discussed with us, we have, with your consent, assumed that the Projections and such other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company, and we have relied upon the Company to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We express no opinion with respect to the Projections or the assumptions on which they are based. We have assumed that the final form of the Agreement will be substantially similar to the draft reviewed by us, and that the Merger will be consummated in accordance with the terms of the Agreement without waiver or amendment of any conditions thereto. Furthermore, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct and that each such party will perform all of the covenants and agreements required to be performed by it under the Agreement without being waived. We have relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Merger or the Company that would be material to our analyses or this Opinion.

This Opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of October 24, 2021 and any material change in such circumstances and conditions would require a reevaluation of this Opinion, which we are under no obligation to undertake. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading in any material respect. As you are aware, there is significant uncertainty as to the potential direct and indirect business, financial, legal, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, governments, regulatory agencies, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic

Board of Directors

PAE Incorporated

October 24, 2021

Effects”). We express no opinion as to the potential impact of the Pandemic Effects on our analyses, the Company, Parent or this Opinion. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Merger, the Company or Parent and this Opinion does not purport to address potential developments in any such markets.

We express no opinion as to the underlying business decision to effect the Merger, the structure or tax consequences of the Merger or the availability or advisability of any alternatives to the Merger. In connection with the Merger, we were engaged by the Company solely to provide this Opinion to the Board. This Opinion is limited to the fairness, from a financial point of view, of the Per Share Merger Consideration to be received by the holders of PAE Common Stock other than holders of Excluded Shares.

We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board to approve or consummate the Merger. Furthermore, no opinion, counsel or interpretation is intended by Raymond James on matters that require legal, accounting, regulatory or tax advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the fact that the Company has been assisted by legal, accounting, regulatory and tax advisors and we have, with the consent of the Board, relied upon and assumed the accuracy and completeness of the assessments by the Company and its advisors as to all legal, accounting, regulatory and tax matters with respect to the Company and the Merger.

In formulating this Opinion, we have considered only what we understand to be the consideration to be received by the holders of PAE Common Stock (other than Excluded Shares) as is described above and we did not consider and we express no opinion on the fairness of the amount or nature of any compensation to be paid or payable to any of the Company’s officers, directors or employees, or class of such persons, whether relative to the compensation received by the holders of the PAE Common Stock or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (1) the fairness of the Merger to the holders of any class of securities, creditors, or other constituencies of the Company, or to any other party, except and only to the extent expressly set forth in the last sentence of this Opinion or (2) the fairness of the Merger to any one class or group of the Company’s or any other party’s security holders or other constituencies vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Merger amongst or within such classes or groups of security holders or other constituents). We are not expressing any opinion as to the impact of the Merger on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due.

The delivery of this Opinion was approved by an opinion committee of Raymond James.

Raymond James will receive a fee upon the delivery of this Opinion, which is not contingent upon the successful completion of the Merger or on the conclusion reached herein. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us against certain liabilities arising out of our engagement.

In the two years preceding the date of this Opinion, Raymond James provided investment banking advisory services to the Company in connection with its debt refinancing in 2020, for which Raymond James received a fee. An affiliate of Raymond James is currently a lender to an affiliate of Platinum Equity, LLC, which is a shareholder of the Company, and the affiliate of Raymond James has received fees as a result. In the ordinary course of our business, Raymond James may trade in the securities of the Company for our own account or for

Board of Directors

PAE Incorporated

October 24, 2021

the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to the Company and/or Parent or other participants in the Merger and their respective affiliates in the future, for which Raymond James may receive compensation.

It is understood that this letter is for the information of the Board (solely in each director’s capacity as such) in evaluating the proposed Merger and does not constitute a recommendation to the Board or any shareholder of the Company regarding how any director or shareholder should act or vote with respect to the proposed Merger or any other matter. Furthermore, this letter should not be construed as creating any fiduciary duty on the part of Raymond James to any such party. This Opinion may not be disclosed, reproduced, quoted, summarized, referred to at any time, in any manner, or used for any other purpose, nor shall any references to Raymond James or any of its affiliates be made, without our prior written consent, except that this Opinion may be disclosed in and filed with a proxy statement used in connection with the Merger that is required to be filed with the Securities and Exchange Commission, provided that this Opinion is quoted in full in such proxy statement, along with a description that is subject to the prior written approval of Raymond James (which shall not be unreasonably withheld, conditioned or delayed).

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Per Share Merger Consideration to be received by the holders of PAE Common Stock (other than holders of Excluded Shares) in the Merger pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

RAYMOND JAMES & ASSOCIATES, INC.

Signature:	/s/ Raymond James & Associates, Inc.

Annex D

APPRAISAL RIGHTS INFORMATION

DGCL SECTION 262

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW APPRAISAL RIGHTS

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to §  228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1)

Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)

Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§  251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.	Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.

Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.	Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.

Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)

In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)	[Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1)

If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with §  255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of §  114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)

If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION

DATED DECEMBER 6, 2021

PAE Incorporated

Special Meeting of Stockholders

January [●], 2022 at [●], Eastern Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) [●] and [●], or either of them, as proxies and attorneys-in-fact, each with the power to appoint his, her or its substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of PAE Incorporated that the stockholder(s) is/are entitled to vote, and, in his, her or its discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders (the “Special Meeting”) to be held at [●], Eastern Time, on January [●], 2022, virtually via the Internet at [●], and any adjournment(s) or postponement(s) thereof, with all powers which the undersigned would possess if present at the Special Meeting. Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked.

This proxy, when properly marked, executed and returned in the accompanying prepaid envelope, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations and as the proxies named above deem advisable on any other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

You may also cause your shares to be voted via the Internet by visiting [•] or by telephone using the toll free number [•]. Have your proxy card in hand when you access the website or call the toll free number.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PAE Incorporated
The Board of Directors recommends a vote “For” Proposal 1, “For” Proposal 2 and “For” Proposal 3.

		For	Against	Abstain
1.

To approve and adopt the Agreement and Plan of Merger, dated October 25, 2021 (as may be amended or modified from time to time), among Amentum Government Services Holdings LLC, a Delaware limited liability company (which we refer to as “Parent”), Pinnacle Virginia Merger Sub Inc., a Delaware corporation (which we refer to as “Merger Sub”), which is a wholly owned indirect subsidiary of Parent, and PAE, pursuant to which Merger Sub will be merged with and into PAE, with PAE continuing as the surviving corporation in the merger and a wholly owned indirect subsidiary of Parent.

		☐	☐	☐

2.	To approve specified compensation that will or may become payable to PAE’s named executive officers in connection with the merger.	☐	☐	☐

3.	To adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature	Date	Signature	Date